UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2022

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
Harbor Funds
October 31, 2022
Harbor Capital Appreciation Fund
Harbor Convertible Securities Fund
Harbor Core Bond Fund
Harbor Core Plus Fund (formerly, Harbor Bond Fund)
Harbor Disruptive Innovation Fund
Harbor Diversified International All Cap Fund
Harbor Emerging Markets Equity Fund
Harbor Global Leaders Fund
Harbor High-Yield Bond Fund
Harbor International Fund
Harbor International Growth Fund
Harbor International Small Cap Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Fund
Harbor Mid Cap Value Fund
Harbor Money Market Fund
Harbor Overseas Fund
Harbor Small Cap Growth Fund
Harbor Small Cap Value Fund

This material is intended for the Funds’ shareholders. It may be distributed to prospective investors only if it is preceded or accompanied by the current prospectus. Prospective investors should carefully consider the investment objectives, risks, charges and expenses of a Harbor Fund before investing. To obtain a summary prospectus or prospectus for this and other information, visit harborcapital.com or call 800-422-1050. Read it carefully before investing.

Harbor Funds Distributors, Inc. is the Distributor of the Harbor Funds.

Harbor Capital Appreciation Fund
Manager’s Commentary (Unaudited)

Subadviser
Jennison Associates LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
Over the fiscal year, the investment backdrop shifted from one of stimulus to one of high inflation and tightening financial conditions. US equity markets began the period near all-time highs, but surprisingly high inflation spurred the Federal Reserve (the “Fed”) to embark on a tightening path that led to a spike in Treasury yields and a re-pricing of risk, which weighed heavily on higher-valuation, higher-growth stocks. These pressures persisted through the fiscal year, exacerbated by the Ukraine war and COVID-19 lockdowns in China, leading to widespread concerns around global growth. All of the major US stock indices registered significant losses over the period.
PERFORMANCE
Harbor Capital Appreciation Fund returned -36.03% (Retirement Class), -36.08% (Institutional Class), -36.23% (Administrative Class), and -36.31% (Investor Class) in the year ended October 31, 2022, while the Russell 1000® Growth Index, returned -24.60%. The S&P 500 Index returned -14.61%.
Most sectors in the growth benchmark experienced double-digit negative returns during the year. Energy, which has a small weight in the benchmark, was a significant exception, rising more than 60% over the fiscal year. Information Technology, Communication Services, and Consumer Discretionary were particularly challenging.
The strategy’s underperformance during the year reflects the market’s overall re-pricing of risk and a small number of fundamental disappointments. Holdings in information technology (IT) and internet media were the largest detractors. Specifically, Shopify, Netflix, and Snap released disappointing results, with elevated uncertainty around their growth outlooks. We exited the positions in Shopify and Snap during the period.
On the positive side, Eli Lilly and UnitedHealth added value, benefiting in part from the relative defensiveness of the healthcare sector. Schlumberger also posted positive returns over the year, on the back of strong energy trends.
We made adjustments to the portfolio during the year in response to elevated risk and lower growth expectations. Specifically, we reduced positions in companies that benefited disproportionately from the pandemic, as well as social media and select consumer names, and added to more economically-defensive positions in sectors like healthcare. That said, secular growth remains the driving force behind our holdings.
OUTLOOK & STRATEGY
Uncertainty around the near-term path of the economy remains elevated, and the Fed’s commitment to continued rate hikes suggests a challenging growth backdrop in the near term. Central banks outside the US are also tightening to tame inflation, and the dollar’s recent surge further clouds the global outlook.
Share price declines over the fiscal year reflect a combination of an increase in risk aversion and lower equity valuations in the face of higher interest rates. Slowing economic growth and possible recession are leading to lower revenue growth estimates and profit margin assumptions. We have, therefore, reduced earnings forecasts for a number of our holdings in the past few months.
While the past year was particularly challenging, we remain confident in the potential for the secular growth companies in which we invest to deliver superior results and generate strong returns for shareholders over the long term.

Harbor Capital Appreciation Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Capital Appreciation Fund
Retirement Class[1]	-36.03%	9.96%	13.86%
Institutional Class	-36.08	9.88	13.81
Administrative Class	-36.23	9.60	13.53
Investor Class	-36.31	9.47	13.39
Comparative Indices
Russell 1000® Growth	-24.60%	12.59%	14.69%
S&P 500	-14.61	10.44	12.79
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.57% (Net) and 0.63% (Gross) (Retirement Class); 0.65% (Net) and 0.71% (Gross) (Institutional Class); 0.90% (Net) and 0.96% (Gross) (Administrative Class); and 1.01% (Net) and 1.07% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Capital Appreciation Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—98.5%
Shares		Value
AEROSPACE & DEFENSE—0.8%
319,257	Northrop Grumman Corp.*	$175,275
AUTOMOBILES—7.9%
7,546,935	Tesla Inc.*	1,717,230
BIOTECHNOLOGY—1.6%
1,083,276	Vertex Pharmaceuticals Inc.*	337,982
CAPITAL MARKETS—3.2%
882,259	Goldman Sachs Group Inc.	303,947
2,402,690	KKR & Co. Inc.	116,843
827,170	S&P Global Inc.	265,728
		686,518
ENERGY EQUIPMENT & SERVICES—2.0%
8,220,151	Schlumberger Ltd.	427,694
ENTERTAINMENT—1.5%
759,421	Netflix Inc.*	221,660
2,136,411	Roblox Corp.*	95,583
		317,243
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.3%
1,326,006	American Tower Corp.	274,735
FOOD & STAPLES RETAILING—2.4%
1,046,903	Costco Wholesale Corp.	525,022
HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
1,100,679	Abbott Laboratories	108,901
1,315,184	Dexcom Inc.*	158,848
696,830	Intuitive Surgical Inc.*	171,748
		439,497
HEALTH CARE PROVIDERS & SERVICES—2.7%
1,067,328	UnitedHealth Group Inc.	592,527
HOTELS, RESTAURANTS & LEISURE—3.2%
1,791,614	Airbnb Inc.*	191,541
146,922	Chipotle Mexican Grill Inc.*	220,138
1,754,921	Marriott International Inc.	280,980
		692,659
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—6.4%
6,476,524	Alphabet Inc. Class A*	$612,096
6,237,846	Alphabet Inc. Class C*	590,474
762,774	Meta Platforms Inc.*	71,060
2,565,836	ZoomInfo Technologies Inc.*	114,257
		1,387,887
INTERNET & DIRECT MARKETING RETAIL—7.2%
12,144,213	Amazon.com Inc.*	1,244,053
363,348	MercadoLibre Inc. (Argentina)*	327,602
		1,571,655
IT SERVICES—9.1%
215,097	Adyen NV (Netherlands)*,1	307,072
1,866,165	Mastercard Inc. Class A	612,438
1,609,888	Snowflake Inc.*	258,065
3,820,723	Visa Inc.	791,501
		1,969,076
LIFE SCIENCES TOOLS & SERVICES—1.9%
1,625,872	Danaher Corp.	409,183
MEDIA—0.7%
2,948,232	Trade Desk Inc.*	156,964
MULTILINE RETAIL—0.6%
728,936	Target Corp.	119,728
PERSONAL PRODUCTS—1.4%
1,517,211	Estée Lauder Companies Inc.	304,186
PHARMACEUTICALS—5.0%
2,231,346	Eli Lilly & Co.	807,948
2,587,418	Novo Nordisk AS ADR (Denmark)[2]	281,615
		1,089,563
ROAD & RAIL—1.6%
13,371,972	Uber Technologies Inc.*	355,293
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.0%
519,998	ASML Holding NV New York Registry Shares (Netherlands)	245,658
870,569	Broadcom Inc.	409,272
4,704,025	NVIDIA Corp.	634,902
		1,289,832

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—12.8%
963,395	Adobe Inc.*	$306,841
1,283,940	Atlassian Corp. plc (Australia)*	260,293
1,980,827	CrowdStrike Holdings Inc.*	319,310
233,886	HubSpot Inc.*	69,361
5,289,041	Microsoft Corp.	1,227,745
3,687,796	salesforce.com Inc.*	599,599
		2,783,149
SPECIALTY RETAIL—4.2%
1,197,166	Home Depot Inc.	354,517
314,923	O'Reilly Automotive Inc.*	263,644
4,117,053	TJX Companies Inc.	296,839
		915,000
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.3%
10,287,609	Apple Inc.	1,577,502
TEXTILES, APPAREL & LUXURY GOODS—4.8%
979,933	Lululemon Athletica Inc. (Canada)*	322,437
845,337	LVMH Moet Hennessy Louis Vuitton SE (France)	533,403
1,995,040	NIKE Inc.	184,901
		1,040,741
COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—0.9%
1,287,521	T-Mobile US Inc.*	$195,137
TOTAL COMMON STOCKS
(Cost $14,400,909)		21,351,278

PREFERRED STOCKS—0.6%
(Cost $109,123)
AUTOMOBILES—0.6%
1,349,486	Dr. Ing. h.c. F. Porsche AG (Germany)*	138,031
TOTAL INVESTMENTS—99.1%
(Cost $14,510,032)		21,489,309
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		194,799
TOTAL NET ASSETS—100.0%		$21,684,108

FAIR VALUE MEASUREMENTS
As of October 31, 2022, the investments in Adyen NV and LVMH Moet Hennessy Louis Vuitton SE (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $307,072 or 1% of net assets.

2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

Harbor Convertible Securities Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
Management’s Discussion of
Fund Performance
Market Review
During the fiscal year ended October 31, 2022, attention has relatively started to move away from the impact of a global pandemic towards risks of stagflation and elevated geopolitical tension around the world. Interest rates rose broadly this year: first on the long end, weighing on growth equities whose future cash flow streams are more sensitive to discount rates, and then on the front end as the Federal Reserve raised interest rates to fight inflation. The 10 year U.S. Treasury yield went from 1.56% to 4.05%, while the 2 year U.S. Treasury yield went from 0.50% to 4.49%, during the last twelve months.
The impacts from higher funding costs, continued inflationary operating cost pressures, and reduced demand expectations all intensified through the year. This has led to a widening of dispersion. During the fiscal year ended October 31, 2022, the S&P 500 was down -14.6%, but over 20% of its constituents were down more than 30%. Unlike last year where there was inconsistent equity style factor impact, this year generally saw some growth oriented companies and smaller sized companies underperform.
The slowing in convertible new issue continued this year, with total issuance of $39 billion down from $92 billion in the previous year. Despite the slowdown, we continue to believe the market opportunities are healthy and that we are able to actively manage our portfolio due to the wide breadth of opportunities in the secondary market.
Performance
Harbor Convertible Securities Fund returned -17.59% (Retirement Class), -17.62% (Institutional Class), -17.84% (Administrative Class), and -17.92 (Investor Class) in the year ended October 31, 2022, while the ICE BofA U.S. Convertible Ex Mandatory Index (the “Index”), returned -21.86%. Energy and Utilities were the only two sectors with positive returns, while all other sectors were negative.
This year the Fund’s performance benefited from both an underweight to the most equity like section of the marketplace (i.e., those convertibles trading with an investment premium of 100% or more) and from positioning and selection within the more bond like section (i.e., those convertibles with an investment premium less than 40%). During the fiscal year, the Fund’s average weighting in the over 100% investment premium bucket was 4.5% compared to the 16.8% weight of the Index. On an attribution basis, the Fund’s positioning in this segment benefited the Fund by 199 basis points of relative outperformance. The Fund’s average weight in the less than 40% investment premium bucket was 67.3% compared to the Index’s average weight of 58.0%. The Fund’s positioning in this segment benefited the Fund by 128 basis points.
The best performing industries in the Fund relative to the Index were Software and IT Services. In Software, the Fund benefited from strong security selection, with Box as the main contributor as we were overweight and the convert returned 3.7%, outperforming the Index. Box contributed 22 basis points to relative performance.  Within IT Services, our positioning and active management within Block (formely, Square) convertible structure was the main contributor. The Fund’s average weight to this issuer was 1.12% compared to 1.17% for the Index, but the Fund’s holdings returned -40.2% compared to the Index’s holdings returning -54.2%. Block contributed 37 basis points to relative performance.
The worst performing industries in the Fund relative to the Index were Oil, Gas & Consumable Fuels and Biotechnology. In Oil, Gas & Consumable Fuels, Pioneer Natural Resources was the biggest detractor as we were underweight and the issuer returned 45.2% outperforming the Index. Pioneer Natural Resources detracted -22 basis points from performance. Within Biotechnology, the Fund did not own Global Blood Therapies, which was acquired by Pfizer during the year. The convert returned 95.0% and detracted 17 basis points from relative performance.

Harbor Convertible Securities Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofA U.S. Convertible Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Convertible Securities Fund
Retirement Class[1]	-17.59%	6.18%	6.03%
Institutional Class	-17.62	6.10	5.97
Administrative Class	-17.84	5.79	5.69
Investor Class	-17.92	5.72	5.59
Comparative Index
ICE BofA U.S. Convertible Ex Mandatory	-21.86%	9.94%	11.01%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.68% (Net) and 0.73% (Gross) (Retirement Class), 0.76% (Net) and 0.81% (Gross) (Institutional Class), 1.01% (Net) and 1.06% (Gross) (Administrative Class), and 1.12% (Net) and 1.17% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Outlook & Strategy
Higher costs in the form of funding, labor, commodities, and logistics, combined with broader macro economic uncertainty, has led many businesses to focus more on expense management than revenue growth. We believe dispersion in performance of companies will continue to widen as executing in the current environment continues to get more difficult. With much of the market trading below par, the importance of credit underwriting remains even more important this year. Increased funding costs and lowered demand for new issuance has been a headwind to M&A deal formation, despite what we consider to be pockets of attractive valuation in the market. We continue to actively manage the portfolio,  seeking balanced convertible securities with high quality credit profiles, which we believe can achieve favorable risk adjusted returns.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Credit risk is higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment grade. High yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Principal Amounts, Value and Cost in Thousands
CONVERTIBLE BONDS—95.5%
Principal Amount		Value
AEROSPACE & DEFENSE—1.1%
	Parsons Corp.
$1,473	0.250%—08/15/2025	$1,694
AIRLINES—3.0%
	Jetblue Airways Corp.
1,807	0.500%—04/01/2026	1,347
	Southwest Airlines Co.
1,509	1.250%—05/01/2025	1,861
	Spirit Airlines Inc.
2,024	1.000%—05/15/2026	1,681
		4,889
AUTO COMPONENTS—1.5%
	LCI Industries
1,507	1.125%—05/15/2026	1,324
	Patrick Industries Inc.
1,460	1.750%—12/01/2028[1]	1,075
		2,399
AUTOMOBILES—2.1%
	Ford Motor Co.
2,015	0.000%—03/15/2026[2]	2,035
	Winnebago Industries Inc.
1,289	1.500%—04/01/2025	1,445
		3,480
BANKS—0.4%
	Bank of America Finance LLC MTN[3]
643	0.250%—05/01/2023	686
BIOTECHNOLOGY—7.4%
	Alnylam Pharmaceuticals Inc.
1,222	1.000%—09/15/2027[1]	1,231
	BioMarin Pharmaceutical Inc.
2,765	0.599%—08/01/2024	2,772
	Coherus Biosciences Inc.
806	1.500%—04/15/2026	614
	Exact Sciences Corp.
2,382	0.375%—03/15/2027	1,693
441	1.000%—01/15/2025	402
		2,095
CONVERTIBLE BONDS—Continued
Principal Amount		Value
BIOTECHNOLOGY—Continued
	Halozyme Therapeutics Inc.
$939	0.250%—03/01/2027	$844
827	1.000%—08/15/2028[1]	871
		1,715
	Ironwood Pharmaceuticals Inc.
2,042	0.750%—06/15/2024	2,083
451	1.500%—06/15/2026	467
		2,550
	Qiagen NV
1,200	0.000%—12/17/2027[2]	1,082
		12,059
COMMUNICATIONS EQUIPMENT—1.3%
	Lumentum Holdings Inc.
323	0.500%—12/15/2026	317
2,190	0.500%—06/15/2028[1]	1,846
		2,163
CONSUMER FINANCE—0.9%
	SoFi Technologies Inc.
1,542	0.000%—10/15/2026[1,2]	1,112
	Upstart Holdings Inc.
596	0.250%—08/15/2026	329
		1,441
DIVERSIFIED CONSUMER SERVICES—1.2%
	Chegg Inc.
596	0.125%—03/15/2025	519
	Stride Inc.
1,635	1.125%—09/01/2027	1,483
		2,002
ELECTRIC UTILITIES—1.2%
	NRG Energy Inc.
1,678	2.750%—06/01/2048	1,971
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
	Insight Enterprises Inc.
1,064	0.750%—02/15/2025	1,521

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CONVERTIBLE BONDS—Continued
Principal Amount		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
	Itron Inc.
$734	0.000%—03/15/2026[2]	$592
		2,113
ENTERTAINMENT—2.5%
	IMAX Corp.
1,890	0.500%—04/01/2026	1,514
	Liberty Media Corp.
1,129	2.250%—08/15/2027[1]	1,044
	Live Nation Entertainment Inc.
1,179	2.000%—02/15/2025	1,215
	Pandora Media LLC
269	1.750%—12/01/2023	280
		4,053
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.2%
	Redfin Corp.
860	0.500%—04/01/2027	361
FOOD PRODUCTS—0.7%
	Post Holdings Inc.
1,129	2.500%—08/15/2027[1]	1,179
HEALTH CARE EQUIPMENT & SUPPLIES—7.0%
	CONMED Corp.
1,681	2.250%—06/15/2027[1]	1,477
424	2.625%—02/01/2024	461
		1,938
	Dexcom Inc.
1,549	0.250%—11/15/2025	1,711
	Insulet Corp.
993	0.375%—09/01/2026	1,274
	Integra Lifesciences Holdings Corp.
2,718	0.500%—08/15/2025	2,536
	Novocure Ltd.
1,327	0.000%—11/01/2025[2]	1,140
	Nuvasive Inc.
2,341	0.375%—03/15/2025	2,031
	Tandem Diabetes Care Inc.
776	1.500%—05/01/2025[1]	729
		11,359
HEALTH CARE PROVIDERS & SERVICES—0.4%
	Guardant Health Inc.
1,007	0.000%—11/15/2027[2]	717
HEALTH CARE TECHNOLOGY—2.2%
	Allscripts Healthcare Solutions Inc.
885	0.875%—01/01/2027	1,098
	Livongo Health Inc.
2,284	0.875%—06/01/2025	1,980
	NextGen Healthcare Inc.
404	3.750%—11/15/2027[1]	426
		3,504
HOTELS, RESTAURANTS & LEISURE—5.2%
	Booking Holdings Inc.
938	0.750%—05/01/2025	1,218
	DraftKings Inc.
72	0.000%—03/15/2028[2]	46
	Marriott Vacations Worldwide Corp.
1,734	0.000%—01/15/2026[2]	1,779
CONVERTIBLE BONDS—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	NCL Corp Ltd.
$2,230	1.125%—02/15/2027[1]	$1,712
	Royal Caribbean Cruises Ltd.
869	6.000%—08/15/2025[1]	1,135
	The Cheesecake Factory Inc.
604	0.375%—06/15/2026	498
	Vail Resorts Inc.
2,235	0.000%—01/01/2026[2]	1,989
		8,377
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.1%
	Nextera Energy Partners LP
1,801	0.000%—06/15/2024-11/15/2025[1,2]	1,831
INTERACTIVE MEDIA & SERVICES—4.2%
	IAC FinanceCo 2 Inc.
686	0.875%—06/15/2026[1]	597
	IAC FinanceCo 3 Inc.
896	2.000%—01/15/2030[1]	766
	J2 Global Inc.
2,405	1.750%—11/01/2026[1]	2,341
	Snap Inc.
560	0.000%—05/01/2027[2]	389
1,488	0.125%—03/01/2028[1]	984
		1,373
	Tripadvisor Inc.
2,103	0.250%—04/01/2026	1,681
		6,758
INTERNET & DIRECT MARKETING RETAIL—2.4%
	Etsy Inc.
2,612	0.125%—10/01/2026-09/01/2027	2,495
666	0.250%—06/15/2028	519
		3,014
	Wayfair Inc.
1,409	0.625%—10/01/2025	930
		3,944
IT SERVICES—6.7%
	Akamai Technologies Inc.
762	0.125%—05/01/2025	821
2,633	0.375%—09/01/2027	2,602
		3,423
	Block Inc.
2,706	0.125%—03/01/2025	2,522
	DigitalOcean Holdings Inc.
1,095	0.000%—12/01/2026[1,2]	806
	Euronet Worldwide Inc.
1,257	0.750%—03/15/2049	1,170
	Okta Inc.
145	0.125%—09/01/2025	122
1,002	0.375%—06/15/2026	801
		923
	Perficient Inc.
1,972	0.125%—11/15/2026[1]	1,485
	Shift4 Payments Inc.
716	0.500%—08/01/2027	554
		10,883

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CONVERTIBLE BONDS—Continued
Principal Amount		Value
LEISURE PRODUCTS—0.6%
	Peloton Interactive Inc.
$1,416	0.000%—02/15/2026[2]	$1,020
MACHINERY—1.6%
	Greenbrier Cos. Inc.
1,735	2.875%—04/15/2028	1,561
	John Bean Technologies Corp.
1,299	0.250%—05/15/2026	1,109
		2,670
MEDIA—3.3%
	Cable One Inc.
943	0.000%—03/15/2026[2]	737
	Dish Network Corp.
3,061	3.375%—08/15/2026	2,124
	Liberty Media Corp.
251	1.375%—10/15/2023	322
2,352	2.125%—03/31/2048[1]	2,231
		2,553
		5,414
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
	Blackstone Mortgage Trust Inc.
1,872	5.500%—03/15/2027	1,641
PERSONAL PRODUCTS—0.4%
	Herbalife Nutrition Ltd.
745	2.625%—03/15/2024	687
PHARMACEUTICALS—1.5%
	Jazz Investments I Ltd.
1,700	1.500%—08/15/2024	1,632
671	2.000%—06/15/2026	753
		2,385
PROFESSIONAL SERVICES—0.7%
	FTI Consulting Inc.
752	2.000%—08/15/2023	1,170
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
	Redfin Corp.
827	0.000%—10/15/2025[2]	431
	Zillow Group Inc.
495	1.375%—09/01/2026	497
1,627	2.750%—05/15/2025	1,533
		2,030
		2,461
ROAD & RAIL—0.5%
	Uber Technologies Inc.
1,050	0.000%—12/15/2025[2]	872
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.5%
	Enphase Energy Inc.
1,408	0.000%—03/01/2026-03/01/2028[2]	1,749
	MACOM Technology Solutions Holdings Inc.
1,615	0.250%—03/15/2026	1,549
	Microchip Technology Inc.
2,193	0.125%—11/15/2024	2,216
	ON Semiconductor Corp.
734	0.000%—05/01/2027[2]	965
	Silicon Laboratories Inc.
791	0.625%—06/15/2025	897
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
	SolarEdge Technologies Inc.
$906	0.000%—09/15/2025[2]	$1,015
	STMicroelectronics NV
2,200	0.000%—08/04/2025[2]	2,220
		10,611
SOFTWARE—22.3%
	Altair Engineering Inc.
1,673	1.750%—06/15/2027[1]	1,569
	Alteryx Inc.
806	1.000%—08/01/2026	653
	Bentley Systems Inc.
357	0.125%—01/15/2026	314
357	0.375%—07/01/2027	280
		594
	Blackline Inc.
1,074	0.000%—03/15/2026[2]	873
1,347	0.125%—08/01/2024	1,365
		2,238
	Box Inc.
1,261	0.000%—01/15/2026[2]	1,572
	Ceridian HCM Holding Inc.
576	0.250%—03/15/2026	492
	Coupa Software Inc.
1,265	0.125%—06/15/2025	1,083
	CyberArk Software Ltd.
2,275	0.000%—11/15/2024[2]	2,677
	Datadog Inc.
880	0.125%—06/15/2025	1,005
	Dropbox Inc.
3,078	0.000%—03/01/2026-03/01/2028[2]	2,705
	Envestnet Inc. Co.
2,421	0.750%—08/15/2025	2,070
	Five9 Inc.
2,066	0.500%—06/01/2025	1,837
	InterDigital Inc.
801	3.500%—06/01/2027[1]	754
	Jamf Holding Corp
1,224	0.125%—09/01/2026	1,008
	NICE Ltd.
1,871	0.000%—09/15/2025[2]	1,753
	Palo Alto Networks Inc.
344	0.750%—07/01/2023	667
	Pegasystems Inc.
1,746	0.750%—03/01/2025	1,463
	Q2 Holdings Inc.
1,798	0.750%—06/01/2026	1,460
	Rapid7 Inc.
1,533	0.250%—03/15/2027	1,216
586	2.250%—05/01/2025	601
		1,817
	Splunk Inc.
3,632	1.125%—09/15/2025-06/15/2027	3,207
	Unity Software Inc.
656	0.000%—11/15/2026[1,2]	479
	Varonis System Inc.
1,391	1.250%—08/15/2025	1,551
	Verint Systems Inc.
2,149	0.250%—04/15/2026	1,845
	Workiva Inc.
809	1.125%—08/15/2026	951

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Zscaler Inc.
$632	0.125%—07/01/2025	$778
		36,228
SPECIALTY RETAIL—0.4%
	Burlington Stores Inc.
546	2.250%—04/15/2025	556
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.2%
	Pure Storage Inc.
1,541	0.125%—04/15/2023	1,877
TOTAL CONVERTIBLE BONDS
(Cost $169,815)		155,455
TOTAL INVESTMENTS—95.5%
(Cost $169,815)		155,455
CASH AND OTHER ASSETS, LESS LIABILITIES—4.5%		7,267
TOTAL NET ASSETS—100.0%		$162,722

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $27,680 or 17% of net assets.

2	Zero coupon bond
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Income Research + Management
Management’s Discussion of
Fund Performance
Market Review
During the reporting period there was a lot of market volatility. We saw the resurgence in COVID and geopolitical risk come into play with Russia’s invasion of Ukraine. There was also inflationary pressure, a hawkish Federal Reserve (“Fed”) and fears of an economic slowdown. The Fed stepped in and hiked interest rates four times, and spreads moved wider. All this market volatility and uncertainty led to negative absolute performance for the portfolio.
Performance
Harbor Core Bond Fund returned -16.14% (Retirement Class) and -16.21% (Institutional Class) in the year ended October 31, 2022, compared with the -15.68% return of the Bloomberg U.S. Aggregate Bond Index (the “Index”) during the same period.
On an absolute basis, the portfolio’s allocation to spread product detracted the most to the one-year return. Within securitized, the portfolio’s exposure to Asset-Backed Securities (“ABS”), non-Agency Residential Mortgage-Backed Securities (“RMBS”) and Agency RMBS detracted the most from relative performance. Within corporates, the portfolio’s allocation to Financials, Industrials and Utilities all led to negative relative performance.  Holdings that drove negative performance in the Fund included four ABS securities, while the top performers were Occidental Petroleum, a taxable municipal bond (“muni”), and AT&T Inc.
Compared to the Index, the Fund holds a ~24% underweight to government securities and an overweight to spread sectors, with a ~6% credit overweight and a ~16% securitized overweight at the end of the reporting period. Within credit, the Fund holds an overweight to Transportation, Insurance and Finance Companies. The Fund has an underweight to consumer and does not have any exposure to credit non-corporate securities.
We slightly deceased our treasury and securitized allocation and increased the Fund’s credit and taxable muni allocation. U.S. treasury exposure decreased due to adding high quality spread product at cheaper levels. Within credit, we’ve taken advantage of wider spreads to add BBB-rated finance company, insurance, communications, transportation, capital goods, and energy exposure. Thematically, we favor corporate issuers who can weather inflation and/or pass rising costs along to the customer. Within securitized, we have added to the Fund’s ABS exposure, which includes trims in autos, dealer floorplan, and equipment deals in favor of additions to AAA collateralized loan obligations, student loans, rate reduction, and non-traditional ABS. We also decreased the Fund’s agency fixed rate MBS pass through exposure. The majority of decrease is in more technically driven (given Fed involvement and prepayment speeds) Fannie and Freddie 2% and 2.5% coupons.

Harbor Core Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 06/01/2018 through 10/31/2022
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Core Bond Fund
Retirement Class[1]	-16.14%	N/A	-0.11%
Institutional Class[1]	-16.21	N/A	-0.19
Comparative Index
Bloomberg U.S. Aggregate Bond[1]	-15.68%	N/A	-0.35%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.26% (Net) and 0.32% (Gross) (Retirement Class) and 0.34% (Net) and 0.40% (Gross) (Institutional Class). The net expense ratios reflect an expense limitation agreement effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Outlook & Strategy
Going forward, investors will need to navigate a market plagued with uncertainty. The Fed, along with most other central banks, has been tightening monetary policy to fight inflation with 50-75 bps of interest rate hikes expected for the remainder of the year. We expect a continued slowdown in economic growth, but the magnitude and length of such is hard to predict. The strengthening U.S. dollar pressured other countries and forced some to intervene in their currency or rate markets to avoid a further deterioration of conditions. This may cause the Fed to pivot sooner than initially anticipated.
We pride  ourselves on being bottom-up security selectors. We remain methodical in adding any additional risk at a time when the market could turn in either direction. We believe that the securities that do make it into the Fund’s portfolio are fundamentally sound to withstand market weakness but are also attractively priced should spreads tighten.

1	The “Life of Fund” return as shown reflects the period 06/01/2018 through 10/31/2022.
This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related and/or asset backed securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Core Bond Fund
Portfolio of Investments—October 31, 2022

Investment Allocation (% of investments) - Unaudited

Portfolio of Investments
Principal Amounts, Value and Cost in Thousands
ASSET-BACKED SECURITIES—8.4%
Principal Amount		Value
	Aligned Data Centers LLC
	Series 2021-1A Cl. A2
$385	1.937%—08/15/2046[1]	$323
	AMSR Trust
	Series 2021-SFR3 Cl. A
410	1.476%—10/17/2038[1]	346
	CF Hippolyta Issuer LLC
	Series 2020-1 Cl. A1
310	1.690%—07/15/2060[1]	273
	Domino's Pizza Master Issuer LLC
	Series 2021-1A Cl. A2I
392	2.662%—04/25/2051[1]	316
	FirstKey Homes Trust
	Series 2020-SFR2 Cl. A
361	1.266%—10/19/2037[1]	316
	Series 2022-SFR1 Cl. A
129	4.145%—05/17/2039[1]	121
		437
	Ford Credit Auto Owner Trust
	Series 2020-1 Cl. A
250	2.040%—08/15/2031[1]	230
	GM Financial Consumer Automobile Receivables Trust
	Series 2022-3 Cl A4
288	3.710%—12/16/2027	275
	Home Partners of America Trust
	Series 2020-2 Cl. A
267	1.532%—01/17/2041[1]	217
	Navient Private Education Refi Loan Trust
	Series 2021-A Cl. A
144	0.840%—05/15/2069[1]	121
	Series 2021-BA Cl. A
316	0.940%—07/15/2069[1]	265
		386
	Oak Street Investment Grade Net Lease Fund
	Series 2020-1A Cl. A1
337	1.850%—11/20/2050[1]	293
	Palmer Square CLO Ltd.[2]
	Series 2013 Cl. 2A
447	5.230% (1 Month USD LIBOR + 1.000) 10/17/2031[1,3]	435
	Palmer Square Loan Funding Ltd.
	Series 2022-2A Cl. A1
374	5.130% (3 Month CME Term SOFR + 1.270) 10/15/2030[1,3]	370
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Progress Residential Trust
	Series 2019-SFR3 Cl. A
$441	2.271%—09/17/2036[1]	$415
	Sabey Data Center Issuer LLC
	Series 2020-1 Cl. A2
202	3.812%—04/20/2045[1]	190
	Stack Infrastructure Issuer LLC
	Series 2019-2A Cl. A2
185	3.080%—10/25/2044[1]	173
	Store Master Funding I-VII
	Series 2019-1 Cl. A1
164	2.820%—11/20/2049[1]	146
	Series 2018-1A Cl. A1
194	3.960%—10/20/2048[1]	187
		333
	Taco Bell Funding LLC
	Series 2021-1A Cl. A2II
382	2.294%—08/25/2051[1]	299
	Vantage Data Centers LLC
	Series 2020-2A Cl. A2
251	1.992%—09/15/2045[1]	201
	Wendy's Funding LLC
	Series 2021-1A Cl. A2I
201	2.370%—06/15/2051[1]	157
	Series 2019-1A Cl. A2I
162	3.783%—06/15/2049[1]	148
		305
TOTAL ASSET-BACKED SECURITIES
(Cost $6,589)		5,817

COLLATERALIZED MORTGAGE OBLIGATIONS—7.4%
	BANK 2021-BNK36
	Series 2021-BN36 Cl. A5
206	2.470%—09/15/2064	160
	Barclays Commerical Mortgage Securities LLC
	Series 2012-C2 Cl. A4
1	3.525%—05/10/2063	1
	Benchmark Mortgage Trust
	Series 2021-B26 Cl. A3
387	2.391%—06/15/2054	325

Harbor Core Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	BX Commercial Mortgage Trust
	Series 2021-VOLT Cl. A
$403	4.110% (1 Month USD LIBOR + 0.700) 09/15/2036[1,3]	$384
	Series 2019-XL Cl. A
422	4.330% (1 Month USD LIBOR + 0.920) 10/15/2036[1,3]	414
		798
	CIM Trust Corp.
	Series 2020-INV1 Cl. A2
95	2.500%—04/25/2050[1,3]	78
	Commercial Mortgage Pass-Through Certificates
	Series 2014-CR21 Cl. A3
239	3.528%—12/10/2047	230
	Series 2014-UBS3 Cl. A3
443	3.546%—06/10/2047	428
		658
	Flagstar Mortgage Trust
	Series 2021-8INV Cl. A3
339	2.500%—09/25/2051[1]	262
	Freddie Mac Seasoned Credit Risk Transfer Trust
	Series 2020-2 Cl. MA
158	2.000%—11/25/2059	142
	Series 2020-3 Cl. MA
186	2.000%—05/25/2060	167
	Series 2021-1 Cl. MA
261	2.000%—09/25/2060	231
	Series 2020-1 Cl. MA
174	2.500%—08/25/2059	159
	Series 2017-2 Cl. MA
59	3.000%—08/25/2056	55
	Series 2018-1 Cl. MA
121	3.000%—05/25/2057	112
	Series 2019-2 Cl. MA
192	3.500%—08/25/2058	181
		1,047
	FRESB Mortgage Trust
	Series 2019-SB63 Cl. A5H
252	2.550% (1 Month USD LIBOR + 0.700) 02/25/2039[3]	244
	GS Mortgage Backed Securities Trust
	Series 2020-INV1 Cl. A14
175	2.930%—10/25/2050[1,3]	142
	Series 2020-PJ4 Cl. A2
113	3.000%—01/25/2051[1,3]	93
		235
	Invitation Homes Trust
	Series 2018-SFR1 Cl. A
102	4.110% (1 Month USD LIBOR + 0.700) 03/17/2037[1,3]	100
	JPMBB Commercial Mortgage Securities Trust
	Series 2015-C32 Cl. A2
44	2.816%—11/15/2048	44
	Series 2019-C6 Cl. A4
351	3.057%—11/13/2052	295
		339
	MetLife Securitization Trust
	Series 2020-INV1 Cl. A2A
135	2.500%—05/25/2050[1,3]	112
	PSMC Trust
	Series 2021-2 Cl. A3
483	2.500%—05/25/2051[1,3]	412
	Series 2020-2 Cl. A2
58	3.000%—05/25/2050[1,3]	50
		462
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Tricon American Homes Trust
	Series 2020-SFR1 Cl. A
$334	1.499%—07/17/2038[1]	$286
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,884)		5,107

CORPORATE BONDS & NOTES—24.8%
AEROSPACE & DEFENSE—1.0%
	BAE Systems Holdings Inc.
400	3.400%—04/15/2030[1]	343
	Boeing Co.
259	5.150%—05/01/2030	240
86	5.805%—05/01/2050	74
		314
	Lockheed Martin Corp.
175	4.700%—05/15/2046	154
	Northrop Grumman Corp.
108	5.250%—05/01/2050	100
		911
AIRLINES—1.3%
	Air Canada Pass-Through Trust
201	3.600%—03/15/2027[1]	179
	Delta Air Lines Pass-Through Trust
250	3.625%—07/30/2027	227
	United Airlines Pass-Through Trust
159	3.100%—01/07/2030	137
639	4.000%—04/11/2026	578
		715
		1,121
AUTOMOBILES—0.5%
	General Motors Financial Co Inc.
334	2.400%—10/15/2028	263
	Toyota Motor Credit Corp. MTN[4]
147	3.375%—04/01/2030	131
		394
BANKS—2.2%
	Bank of America Corp.
375	4.950%—07/22/2028	358
	Bank of America Corp. MTN[4]
156	4.330%—03/15/2050[5]	121
	Citigroup Inc.
171	3.400%—05/01/2026	159
129	3.520%—10/27/2028[5]	114
209	4.410%—03/31/2031[5]	187
		460
	JPMorgan Chase & Co.
366	4.200%—07/23/2029[5]	332
250	4.490%—03/24/2031[5]	226
		558
	Lloyds Banking Group plc
300	2.440% (U.S. Treasury 1 Year Constant Maturity Yield + 1.000) 02/05/2026[3]	273
	Wells Fargo & Co. MTN[4]
172	4.810%—07/25/2028	163
		1,933

Harbor Core Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BEVERAGES—0.3%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.
$268	4.900%—02/01/2046	$230
BIOTECHNOLOGY—0.2%
	Abbvie Inc.
230	4.500%—05/14/2035	204
CAPITAL MARKETS—2.2%
	Blackstone Holdings Finance Co. LLC
173	2.800%—09/30/2050[1]	97
216	3.500%—09/10/2049[1]	144
		241
	Goldman Sachs Group Inc.
221	3.800%—03/15/2030	191
	KKR Group Finance Co. II LLC
54	5.500%—02/01/2043[1]	48
	KKR Group Finance Co. III LLC
110	5.125%—06/01/2044[1]	93
	Macquarie Group Ltd.
363	1.340%—01/12/2027[1,5]	308
	Moody's Corp.
188	2.550%—08/18/2060	97
	Morgan Stanley MTN[4]
495	3.125%—07/27/2026	452
215	3.620%—04/01/2031[5]	183
		635
	UBS Group AG
300	4.125%—04/15/2026[1]	280
		1,893
DIVERSIFIED FINANCIAL SERVICES—0.3%
	Ferguson Finance plc
310	3.250%—06/02/2030[1]	250
DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
	AT&T Inc.
504	4.420% (3 Month USD LIBOR + 1.180) 06/12/2024[3]	506
	Verizon Communications Inc.
122	4.500%—08/10/2033	109
		615
ELECTRIC UTILITIES—1.3%
	Berkshire Hathaway Energy Co.
205	6.125%—04/01/2036	208
	Eversource Energy
150	2.900%—10/01/2024	143
	Exelon Corp.
62	4.700%—04/15/2050	50
163	5.100%—06/15/2045	141
		191
	Northern States Power
118	4.500%—06/01/2052	100
	Southern Co.
170	3.250%—07/01/2026	157
228	4.250%—07/01/2036	191
		348
	Xcel Energy Inc.
170	3.400%—06/01/2030	146
		1,136
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENTERTAINMENT—0.3%
	Magallanes Inc.
$229	5.141%—03/15/2052[1]	$160
	Walt Disney Co.
124	4.700%—03/23/2050	108
		268
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	Digital Realty Trust LP
93	3.600%—07/01/2029	80
	Federal Realty Investment Trust
393	1.250%—02/15/2026	342
		422
HEALTH CARE PROVIDERS & SERVICES—1.5%
	Cigna Corp.
240	3.400%—03/01/2027	221
	CommonSpirit Health
172	4.187%—10/01/2049	122
	CVS Pass-Through Trust
179	5.773%—01/10/2033[1]	171
91	5.880%—01/10/2028	90
334	8.353%—07/10/2031[1]	356
		617
	PeaceHealth Obligated Group
440	1.375%—11/15/2025	389
		1,349
INSURANCE—1.5%
	AIA Group Ltd.
419	3.600%—04/09/2029[1]	370
	Equitable Financial Life Global Funding
325	1.400%—07/07/2025[1]	291
	Five Corners Funding Trust
150	4.419%—11/15/2023[1]	148
	Liberty Mutual Group Inc.
300	4.569%—02/01/2029[1]	270
	Lincoln National Corp.
206	3.400%—01/15/2031	170
	Mass Mutual Life Insurance Co.
130	3.375%—04/15/2050[1]	84
		1,333
INTERNET & DIRECT MARKETING RETAIL—0.1%
	Amazon.com Inc.
91	4.100%—04/13/2062	70
MEDIA—0.6%
	Charter Communications Operating LLC / Charter Communications Operating Capital
368	6.384%—10/23/2035	337
	COX Communications Inc.
300	1.800%—10/01/2030[1]	220
		557
MULTI-UTILITIES—0.3%
	PG&E Wildfire Recovery Funding LLC
110	3.594%—06/01/2032	104
183	4.722%—06/01/2039	169
		273

Harbor Core Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—1.3%
	Dominion Energy Inc.
$230	5.250%—08/01/2033	$215
	Energy Transfer LP
375	3.900%—07/15/2026	347
	Occidental Petroleum Corp.
474	0.000%—10/10/2036[6]	246
	Schlumberger Holdings Corp.
192	3.900%—05/17/2028[1]	175
	Southern Co. Gas Capital Corp.
170	1.750%—01/15/2031	125
		1,108
PROFESSIONAL SERVICES—0.2%
	Verisk Analytics Inc.
215	3.625%—05/15/2050	142
ROAD & RAIL—1.0%
	Canadian Pacific Railway Co.
140	6.125%—09/15/2115	127
	Norfolk Southern Corp.
115	4.837%—10/01/2041	101
	Penske Truck Leasing Co. LP / PTL Finance Corp.
380	3.900%—02/01/2024[1]	370
	Ryder System Inc. MTN[4]
237	3.650%—03/18/2024	232
		830
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
	Broadcom Inc.
202	4.110%—09/15/2028	181
SOFTWARE—0.5%
	Oracle Corp.
333	2.500%—04/01/2025	311
253	3.950%—03/25/2051	166
		477
SPECIALTY RETAIL—0.4%
	Home Depot Inc.
170	3.300%—04/15/2040	128
	Lowe's Cos. Inc.
77	3.700%—04/15/2046	54
49	5.000%—04/15/2040	42
117	5.625%—04/15/2053	106
		202
		330
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.2%
	NXP BV/ NXP FDG/ NXP USA Co.
195	2.700%—05/01/2025	180
TRADING COMPANIES & DISTRIBUTORS—0.9%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
201	3.000%—10/29/2028	162
272	4.125%—07/03/2023	269
		431
	Air Lease Corp.
374	3.875%—07/03/2023	370
		801
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WATER UTILITIES—0.2%
	Aquarion Co.
$178	4.000%—08/15/2024[1]	$173
TOTAL CORPORATE BONDS & NOTES
(Cost $20,112)		17,181

MORTGAGE PASS-THROUGH—18.0%
	Federal Home Loan Mortgage Corp.
235	2.000%—06/01/2050	188
308	2.250%—03/25/2054	248
500	2.500%—11/01/2051-05/01/2052	414
1,314	3.000%—11/01/2043-08/01/2050	1,134
170	3.070% (12 Month USD LIBOR + 1.598) 06/01/2047[3]	169
1,033	3.500%—05/01/2042	938
241	4.000%—02/01/2046	226
145	4.500%—03/01/2049	139
		3,456
	Federal National Mortgage Association
1,603	2.000%—08/01/2050-03/01/2051	1,279
1,259	2.500%—06/01/2050-04/01/2052	1,044
1,740	3.000%—12/01/2040-08/01/2050	1,516
171	3.330% (12 Month Treasury Average + 2.250) 12/01/2036[3]	179
335	3.500%—06/01/2050	297
1,613	4.000%—04/01/2045-09/01/2049	1,502
1,273	4.500%—05/01/2046-09/01/2050	1,222
		7,039
	Government National Mortgage Association
897	2.500%—01/20/2051	764
408	4.000%—09/20/2041-09/15/2046	388
895	4.500%—01/15/2042-08/20/2047	870
		2,022
TOTAL MORTGAGE PASS-THROUGH
(Cost $14,658)		12,517

MUNICIPAL BONDS—1.6%
	Metropolitan Water Reclamation District of Greater Chicago
145	5.720%—12/01/2038	151
	Michigan State University
100	4.165%—08/15/2122	69
	New York State Urban Development Corp.
555	5.770%—03/15/2039	566
	State of California
300	7.500%—04/01/2034	350
TOTAL MUNICIPAL BONDS
(Cost $1,301)		1,136

U.S. GOVERNMENT OBLIGATIONS—13.0%
	U.S. Small Business Administration
	Series 2012-20C Cl. 1
78	2.510%—03/01/2032	70
	Series 2017-20H Cl. 1
114	2.750%—08/01/2037	103
	Series 2014-20K Cl. 1
208	2.800%—11/01/2034	191

Harbor Core Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	Series 2015-20H Cl. 1
$212	2.820%—08/01/2035	$196
	Series 2017-20J Cl. 1
158	2.850%—10/01/2037	143
	Series 2018-20B Cl. 1
207	3.220%—02/01/2038	192
	Series 2018-20G Cl. 1
311	3.540%—07/01/2038	292
	Series 2022-25E Cl. 1
417	3.940%—05/01/2047	394
		1,581
	U.S. Treasury Bonds
1,579	1.125%—08/15/2040	935
232	2.000%—08/15/2051	146
2,045	2.250%—02/15/2052	1,372
2,710	2.375%—02/15/2042	1,980
209	3.000%—08/15/2052	167
54	3.375%—08/15/2042	47
		4,647
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	U.S. Treasury Inflation Index Notes[7]
$307	0.125%—01/15/2030	$275
	U.S. Treasury Notes
553	0.500%—03/31/2025	504
897	1.500%—01/31/2027	800
1,002	1.875%—02/15/2032	833
436	3.125%—08/31/2027	415
		2,552
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $10,600)		9,055
TOTAL INVESTMENTS—73.2%
(Cost $59,144)		50,813
CASH AND OTHER ASSETS, LESS LIABILITIES—26.8%		18,564
TOTAL NET ASSETS—100.0%		$69,377

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2022.
Valuation Description	Beginning Balance as of 11/01/20201 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2022 (000s)	Unrealized Gain/ Loss as of 10/31/2022 (000s)
Asset-Backed Securities	$465	$—	$(416)	$(10)	$(39)	$—	$—	$—	$—	$—

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $12,405 or 18% of net assets.

2	CLO after the name of a security stands for Collateralized Loan Obligation.
3
Variable or floating rate security; the stated rate represents the rate in effect as of October 31, 2022. The variable rate for such securities may be based on the indicated
reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.

4	MTN after the name of a security stands for Medium Term Note.
5	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
6	Zero coupon bond
7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Plus Fund
Manager’s Commentary (Unaudited)

Subadviser
Income Research + Management
Management’s Discussion of
Fund Performance
MARKET REVIEW
During the year, there was a lot of market volatility. We saw geopolitical risk come into play with Russia’s invasion of Ukraine. There was also inflationary pressure, a hawkish Federal Reserve (“Fed”) and fears of an economic slowdown. The Fed stepped in and hiked interest rates four times, and spreads moved wider. All this market volatility and uncertainty led to negative absolute performance for the portfolio.
PERFORMANCE
Harbor Core Plus Fund returned -15.78% (Retirement Class), -15.99% (Institutional Class), and -16.20% (Administrative Class) in the year ended October 31, 2022, while the Bloomberg U.S. Aggregate Bond Index (the “Index”) returned -15.68% during the same period.
On an absolute basis, the portfolio’s negative performance was due to the impact of rising rates and wider spreads. The underweight to Treasuries along with out-of index High Yield securities led to negative relative performance. The Fund also has an overweight to names within the Baa2 and Baa3 rating categories, which were more negatively impacted by wider spreads than higher-quality corporates. Holdings that drove negative performance in the Fund included two Asset-Backed Securities (“ABS”) pools and while the top performers were Occidental Petroleum, an Agency Residential Mortgage-Backed Securities (“RMBS”) security and a non-Agency RMBS security.
Compared to the Index, the Fund holds a ~30% underweight to government securities and an overweight to spread sectors, with a ~7% credit overweight and a ~22% Securitized overweight at the end of the year. Within credit names, the Fund holds an overweight to Finance Companies, Technology, Consumer and Capital goods. We have an underweight to Banking and have no exposure to credit non corporate securities.
Since assuming management of the Fund on February 2, 2022, we decreased the Fund’s Treasury exposure, in favor of adding spread product at cheaper levels. We have slightly increased the Fund’s credit exposure, in particular, adding to names within the Baa2 and Baa3 rating categories including brokerage and asset management, finance companies (including business development companies or “BDCs”), REITs, capital goods, communications, consumer, energy, and technology. Additionally, we have increased the Fund’s securitized positioning. We have added to the Fund’s ABS and Agency RMBS exposures. Lastly, we continue to trim Legacy non-Agency RMBS and ABS.

Harbor Core Plus Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Core Plus Fund
Retirement Class[1]	-15.78%	-0.22%	1.09%
Institutional Class	-15.99	-0.32	1.05
Administrative Class	-16.20	-0.57	0.79
Comparative Index
Bloomberg U.S. Aggregate Bond	-15.68%	-0.54%	0.74%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.30% (Net) and 0.31% (Gross) (Retirement Class); 0.38% (Net) and 0.39% (Gross) (Institutional Class); and 0.63% (Net) and 0.64% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
Going forward, investors will need to navigate a market plagued with uncertainty. The Fed, along  with most other central banks, has been tightening monetary policy to fight inflation with 50-75 bps of interest rate hikes expected for the remainder of the year. We expect a continued slowdown in economic growth, but the magnitude and length of such is hard to predict. The strengthening U.S. dollar pressured other countries and forced some to intervene in their currency or rate markets to avoid a further deterioration of conditions. This may cause the Fed to pivot sooner than initially anticipated.
We pride  ourselves on being bottom-up security selectors. We remain methodical in adding any additional risk at a time when the market could turn in either direction. We believe that the securities that do make it into the Fund’s portfolios are fundamentally sound to withstand market weakness but are also attractively priced should spreads tighten.

1
Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related and/or asset backed securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Core Plus Fund
Portfolio of Investments—October 31, 2022

Investment Allocation (% of investments) - Unaudited

Portfolio of Investments
Principal Amounts, Value and Cost in Thousands
ASSET-BACKED SECURITIES—13.8%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2017-1AA Cl. PTT
$3,340	3.300%—01/15/2030[1]	$2,788
	Aligned Data Centers LLC
	Series 2021-1A Cl. A2
7,301	1.937%—08/15/2046[1]	6,127
	American Airlines Pass-Through Trust
	Series 15-2 Cl. AA
1,446	3.600%—09/22/2027	1,281
	AMMC CLO 20 Ltd.[2]
	Series 2017-20A Cl. AR
2,188	4.950% (3 Month USD LIBOR + 2.600) 04/17/2029[1,3]	2,159
	AMMC CLO XII Ltd.[2]
	Series 2013-12A Cl. AR2
4,200	3.860% (3 Month USD LIBOR + 2.050) 11/10/2030[1,3]	4,112
	Apidos CLO XXVI[2]
	Series 2017-26A Cl. A1AR
4,000	5.090% (3 Month USD LIBOR + 2.410) 07/18/2029[1,3]	3,901
	Ares LII CLO Ltd.[2]
	Series 2019-52A Cl. A1R
4,000	5.370% (3 Month USD LIBOR + 2.060) 04/22/2031[1,3]	3,886
	Birch Grove CLO Ltd.[2]
	Series 19-AR
4,000	4.420% (3 Month USD LIBOR + 1.880) 06/15/2031[1,3]	3,915
	Catamaran CLO Ltd.[2]
	Series 2014-1A Cl. A1AR
4,974	5.420% (3 Month USD LIBOR + 2.000) 04/22/2030[1,3]	4,892
	CF Hippolyta Issuer LLC
	Series 2021-1A Cl. A1
7,281	1.530%—03/15/2061[1]	6,252
	DB Master Finance LLC
2,268	2.493%—11/20/2051[1]	1,822
	Series 2021-1A Cl. A23
4,218	2.791%—11/20/2051[1]	3,144
		4,966
	Diamond Infrastructure Funding LLC
	Series 2021-1A
4,375	1.760%—04/15/2049[1]	3,565
	Domino's Pizza Master Issuer LLC
	Series 2021-1A Cl. A2I
1,330	2.662%—04/25/2051[1]	1,071
	Series 2021-1A Cl. A2II
6,895	3.151%—04/25/2051[1]	5,364
		6,435
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Firstkey Homes Trust
	Series 2021-SFR1
$7,359	1.538%—08/17/2038[1]	$6,201
	Series 2022-SFRA
6,787	3.100%—03/17/2039[1]	6,067
		12,268
	GSAA Home Equity Trust
	Series 2006-20 Cl. 1A2
3,265	3.950% (1 Month USD LIBOR + 3.310) 12/25/2046[3]	1,022
	Home Partners of America Trust
	Series 2022-1
3,279	3.930%—04/17/2039[1]	3,053
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
719	4.640% (1 Month USD LIBOR + 2.840) 06/25/2035[3]	708
	JetBlue Pass Through Trust
	Series 2015-2 Cl. AA
4,058	4.000%—11/15/2032	3,584
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl. A4
128	4.166% (1 Month USD LIBOR + 0.580) 01/25/2036[3]	128
	Series 2007-HE1 Cl. AF3
680	4.188%—05/25/2035[4]	455
		583
	Morgan Stanley Capital Inc.
	Series 2007-HE1 Cl. A2C
1,592	3.736% (1 Month USD LIBOR + 0.150) 11/25/2036[3]	956
	Series 2007-HE6 Cl. A3
3,095	3.770% (1 Month USD LIBOR + 2.230) 05/25/2037[3]	2,695
		3,651
	New Economy Assets Phase 1 Sponsor LLC
	Series 2021 Cl. 1A1
4,500	1.910%—10/20/2061[1]	3,778
	Palmer Square Loan Funding Ltd.
	Series 2021-4A Cl. A1
3,373	4.880% (3 Month USD LIBOR + 2.120) 10/15/2029[1,3]	3,319
	Planet Fitness Master Issuer LLC
	Series 2022-1A Cl. A2I
4,355	3.251%—12/05/2051[1]	3,709
	Series 2018-1A Cl. A2II
614	4.666%—09/05/2048[1]	577
		4,286

Harbor Core Plus Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	ServiceMaster Funding LLC
	Series 2021-1 Cl. A2I
$3,194	2.865%—07/30/2051[1]	$2,448
	Series 2020-1 Cl A2II
368	3.337%—01/30/2051[1]	274
		2,722
	Servpro Master Issuer LLC
	Series 2021-1A Cl A2
3,448	2.394%—04/25/2051[1]	2,715
	Sound Point CLO XII Ltd.[2]
	Series 2016-2A Cl. AR2
3,378	5.290% (3 Month USD LIBOR + 2.610) 10/20/2028[1,3]	3,338
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
2,391	3.806% (1 Month USD LIBOR + 0.220) 09/25/2037[3]	889
	Stack Infrastructure Issuer LLC
	Series 2021-1A Cl. A2
7,000	1.877%—03/26/2046[1]	6,057
	Taco Bell Funding LLC
	Series 2021-1A Cl. A2I
6,948	1.946%—08/25/2051[1]	5,787
	Trinity Rail Leasing 2020 LLC
	Series 2020-2A Cl. A2
5,000	2.560%—11/19/2050[1]	4,149
	United Airlines Pass-Through Trust
	Series 2019-2 Cl. AA
1,183	2.700%—05/01/2032	941
	Vantage Data Centers Issuer LLC
	Series 2021-1A Cl. A2
2,000	2.165%—10/15/2046[1]	1,728
	Series 2019-1A Cl. A2
1,114	3.188%—07/15/2044[1]	1,055
		2,783
	VB-S1 Issuer LLC - Vbtel
	Series 2022-1A Cl. C2I
6,810	3.156%—02/15/2052[1]	5,956
	Wendy's Funding LLC
	Series 2021-1A Cl. A2I
6,913	2.370%—06/15/2051[1]	5,378
TOTAL ASSET-BACKED SECURITIES
(Cost $147,353)		131,246

COLLATERALIZED MORTGAGE OBLIGATIONS—12.0%
	AMSR Trust
	Series 2022-SFR1
7,400	2.942%—03/17/2039[1]	6,561
	Angel Oak Mortgage Trust
	Series 2022-1 Cl. A1
3,673	2.881%—12/25/2066[1,4]	3,120
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
5,595	3.906% (1 Month USD LIBOR + 0.320) 05/25/2036[3]	1,416
	Series 2004-W11 Cl. M3
800	4.711% (1 Month USD LIBOR + 1.125) 11/25/2034[3]	782
		2,198
	Banc of America Alternative Loan Trust
	Series 2006 -7 Cl. A3
6,868	5.913%—10/25/2036[3]	2,015
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Banc of America Funding Corp.
	Series 2007-C Cl. 7A5
$463	4.089% (1 Month USD LIBOR + 0.600) 05/20/2047[3]	$411
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
3,160	4.006% (1 Month USD LIBOR + 0.420) 05/25/2047[3]	2,848
	Series 2011-RR5 Cl. 12A1
178	4.653%—03/26/2037[1,4]	172
	Series 2011-RR4 Cl. 8A1
1,244	5.250%—02/26/2036[1,3]	547
		3,567
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
11	2.778%—11/25/2030[3]	10
	Series 2004-1 Cl. 12A5
155	2.989%—04/25/2034[3]	143
		153
	Benchmark Mortgage Trust
	Series 2020-B21
4,730	1.978%—12/17/2053	3,605
	Series 2019-B9 Cl. A5
5,200	4.016%—03/15/2052	4,730
		8,335
	BX Commercial Mortgage Trust
	Series 2021-VOLT Cl. A
1,429	4.110% (1 Month USD LIBOR + 4.510) 09/15/2036[1,3]	1,360
	Series 2022-LP2
2,428	4.390% (1 Month CME Term SOFR + 4.140) 02/15/2039[1,3]	2,321
		3,681
	Chase Mortgage Finance Corp Trust
	Series 2006-A1 Cl. 4A1
18	3.709%—09/25/2036[3]	15
	Citigroup Commercial Mortgage Trust
	Series 2015-GC27
3,390	3.137%—02/10/2048	3,209
	COMM Mortgage Trust
	Series 2016-787S Cl. A
5,400	3.545%—02/10/2036[1]	4,911
	Series 2014-LC17
6,500	3.917%—10/10/2047	6,278
		11,189
	Countrywide Alternative Loan Trust
	Series 2006-6BC Cl. 1A2
1,772	3.986% (1 Month USD LIBOR + 0.400) 05/25/2036[3]	1,399
	Series 2005-20CB Cl. 2A5
1,264	5.500%—07/25/2035	814
	Series 2006-1R Cl.2A3
2,863	6.000%—08/25/2037	1,497
		3,710
	Countrywide Asset-Backed Certificates
	Series 2006-2 Cl. M1
349	4.186% (1 Month USD LIBOR + 0.600) 06/25/2036[3]	345
	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
193	6.000%—11/25/2035	140
	DC Office Trust
	Series 2019-MTC Cl. A
4,900	2.965%—09/15/2045[1]	3,918

Harbor Core Plus Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
$2,711	3.886% (1 Month USD LIBOR + 0.300) 03/25/2037[3]	$2,539
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
890	2.291% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 3/19/2046[3]	712
	First Franklin Mortgage Loan Trust
	Series 2006-FF14 Cl. A6
8,000	3.896% (1 Month USD LIBOR + 0.310) 10/25/2036[3]	6,112
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
152	2.683%—02/25/2036[3]	128
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
—	6.750%—08/21/2031	—
	GS Mortgage Securities Trust
	Series 2015-GC30
3,888	3.119%—05/10/2050	3,672
	GSMPS Mortgage Loan Trust
	Series 2006-RP2 Cl. 1AF1
3,291	3.986% (1 Month USD LIBOR + 0.400) 04/25/2036[1,3]	2,719
	GSR Mortgage Loan Trust
	Series 2005-AR3 Cl. 3A1
199	3.081%—05/25/2035[3]	149
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
2	3.544%—01/25/2032[3]	2
	IndyMac INDX Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
623	3.051%—01/25/2036[3]	530
	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
1,017	3.640%—10/25/2036[3]	777
	Series 2006-S1 Cl. 3A1
61	5.500%—04/25/2036	59
		836
	JPMDB Commercial Mortgage Securities Trust
	Series 2016-C2 Cl. A4
4,225	3.144%—06/15/2049	3,858
	Manhattan West Mortgage Trust
	Series 2020-1MW Cl. A
4,900	2.130%—09/10/2039[1]	4,131
	Merrill Lynch Alternative Note Asset Trust
	Series 2007-F1 Cl. 2A6
427	6.000%—03/25/2037	172
	MetLife Securitization Trust
	Series 2018-1A Cl. A
2,211	3.750%—03/25/2057[1,3]	2,073
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2014-C14 Cl. A5
2,638	4.064%—02/15/2047	2,582
	Onslow Bay Financial LLC
	Series 2018-1 Cl. A2
2,418	4.236% (1 Month USD LIBOR + 0.650) 06/25/2057[1,3]	2,339
	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
17,580	6.250%—08/25/2037	4,999
	Residential Funding Mortgage Securities
	Series 2007-SA1 Cl. 2A2
143	4.261%—02/25/2037[3]	99
	Saxon Asset Securities Trust
	Series 2006-3 Cl. A3
1,867	3.756% (1 Month USD LIBOR + 0.170) 10/25/2046[3]	1,814
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2005-21A Cl. 3A1
$134	3.914%—04/25/2035[3]	$128
	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
241	3.360%—01/25/2037[3]	183
	Towd Point Mortgage Trust
	Series 2019-1 Cl. A1
5,048	3.704%—03/25/2058[1,3]	4,661
	Tricon American Homes Trust
	Series 2020-SFR1 Cl. A
2,320	1.499%—07/17/2038[1]	1,987
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2006-AR8 Cl. 1A4
1,564	3.676%—08/25/2046[3]	1,381
	Series 2005-AR6 Cl. 2A1A
159	4.046% (1 Month USD LIBOR + 0.460) 04/25/2045[3]	151
	Series 2005-AR13 Cl. A1A1
79	4.166% (1 Month USD LIBOR + 0.580) 10/25/2045[3]	74
		1,606
	Wells Fargo Commercial Mortgage Trust
	Series 2018-C48 Cl. A5
7,117	4.302%—01/15/2052	6,572
	WFRBS Commercial Mortgage Trust
	Series 2014-C23
6,450	3.917%—10/15/2057	6,219
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $134,522)		113,389

CORPORATE BONDS & NOTES—33.1%
AEROSPACE & DEFENSE—1.2%
	BAE Systems plc
8,580	1.900%—02/15/2031[1]	6,433
	Boeing Co.
4,625	5.150%—05/01/2030	4,278
1,214	5.805%—05/01/2050	1,046
		5,324
		11,757
AUTO COMPONENTS—0.6%
	Allison Transmission Inc.
2,800	4.750%—10/01/2027[1]	2,582
	Aptiv plc / Aptiv Corp.
5,000	4.150%—05/01/2052	3,371
		5,953
AUTOMOBILES—2.0%
	Ford Motor Credit Co. LLC
4,000	3.375%—11/13/2025	3,636
3,900	3.810%—01/09/2024	3,771
		7,407
	Nissan Motor Co. Ltd.
3,900	4.810%—09/17/2030[1]	3,119
	Volkswagen Group of America Finance LLC
4,700	3.350%—05/13/2025[1]	4,428
4,800	4.750%—11/13/2028[1]	4,397
		8,825
		19,351

Harbor Core Plus Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BANKS—1.1%
	Banco Bilbao Vizcaya Argentaria SA
$300	1.125%—09/18/2025	$263
	Citigroup Inc.
4,700	2.570%—06/03/2031[5]	3,680
	HSBC Holdings plc
2,850	7.340%—11/03/2026[5]	2,859
	JPMorgan Chase & Co.
4,000	1.470%—09/22/2027[5]	3,363
		10,165
BEVERAGES—0.4%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.
4,441	4.900%—02/01/2046	3,815
BUILDING PRODUCTS—1.6%
	Carlisle Cos. Inc.
3,250	2.200%—03/01/2032	2,393
	Carrier Global Corp.
2,925	3.377%—04/05/2040	2,092
	CRH America Finance Inc.
3,200	3.950%—04/04/2028[1]	2,933
	Ferguson Finance plc
4,800	4.650%—04/20/2032[1]	4,180
	Fortune Brands Home & Security Inc.
4,700	3.250%—09/15/2029	3,859
		15,457
CAPITAL MARKETS—4.4%
	Ares Finance Co. IV LLC
4,500	3.650%—02/01/2052[1]	2,585
	BGC Partners Inc.
6,300	5.375%—07/24/2023	6,267
	BlackRock TCP Capital Corp.
5,800	2.850%—02/09/2026	5,071
	Blackstone Holdings Finance Co. LLC
6,000	3.200%—01/30/2052[1]	3,649
	Block Financial LLC Co.
3,600	3.875%—08/15/2030	3,028
	Golub Capital BDC Inc.
5,800	2.500%—08/24/2026	4,832
	Hercules Capital Inc.
2,816	2.625%—09/16/2026	2,296
	KKR Group Finance Co. X LLC
3,000	3.250%—12/15/2051[1]	1,837
	Oaktree Specialty Lending Corp.
3,000	2.700%—01/15/2027	2,490
	Owl Rock Core Income Corp.
5,700	4.700%—02/08/2027	5,017
	Sixth Street Specialty Lending Inc.
5,500	2.500%—08/01/2026	4,640
		41,712
COMMERCIAL SERVICES & SUPPLIES—0.5%
	Allegion US Holding Co.
1,927	5.411%—07/01/2032	1,767
	Triton Container International Ltd.
3,519	2.050%—04/15/2026[1]	2,975
		4,742
CONSUMER FINANCE—0.7%
	Navient Corp. MTN[6]
1,704	6.125%—03/25/2024	1,676
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
	OneMain Finance Corp
$2,800	6.875%—03/15/2025	$2,720
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.
2,856	2.875%—10/15/2026[1]	2,391
		6,787
DIVERSIFIED CONSUMER SERVICES—0.4%
	Service Corp. International
4,400	4.000%—05/15/2031	3,663
DIVERSIFIED FINANCIAL SERVICES—0.1%
	National Rural Utilities Cooperative Corp.
1,222	4.750%—04/30/2043[5]	1,125
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
	Verizon Communications Inc.
2,915	3.700%—03/22/2061	1,911
ELECTRIC UTILITIES—1.2%
	Exelon Corp.
3,100	4.050%—04/15/2030	2,784
1,500	5.625%—06/15/2035	1,458
		4,242
	Jersey Central Power & Light Co.
900	4.300%—01/15/2026[1]	859
1,600	4.700%—04/01/2024[1]	1,571
		2,430
	Pacific Gas & Electric Co.
2,900	3.150%—01/01/2026	2,615
1,700	3.400%—08/15/2024	1,617
		4,232
		10,904
ENTERTAINMENT—0.3%
	Magallanes Inc.
4,000	5.141%—03/15/2052[1]	2,799
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.9%
	Agree LP Co.
1,400	2.900%—10/01/2030	1,101
	Alexandria Real Estate Equities Inc.
2,100	2.750%—12/15/2029	1,706
2,300	4.850%—04/15/2049	1,833
		3,539
	Boston Properties LP
4,905	2.750%—10/01/2026	4,348
	Brandywine Operating Partnership LP
5,000	4.100%—10/01/2024	4,779
	Digital Realty Trust LP
5,500	4.450%—07/15/2028	5,078
	EPR Properties
1,900	4.500%—06/01/2027	1,579
600	4.950%—04/15/2028	493
		2,072
	Equinix Inc.
5,000	1.000%—09/15/2025	4,389
	GLP Capital LP / GLP Financing II Inc.
4,500	4.000%—01/15/2030	3,721
	Highwoods Realty LP
2,500	2.600%—02/01/2031	1,824

Harbor Core Plus Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Invitation Homes Operating Partnership LP
$4,000	2.700%—01/15/2034	$2,770
	Physicians Realty LP
1,400	3.950%—01/15/2028	1,253
	Scentre Group Trust
5,700	4.375%—05/28/2030[1]	4,956
	Spirit Realty LP
4,700	3.400%—01/15/2030	3,757
	VICI Properties LP
3,104	4.375%—05/15/2025	2,953
		46,540
HEALTH CARE PROVIDERS & SERVICES—1.1%
	CommonSpirit Health
1,325	4.187%—10/01/2049	941
	CVS Pass-Through Trust
404	6.943%—01/10/2030	412
4,637	7.507%—01/10/2032[1]	4,783
		5,195
	HCA Inc.
4,000	5.375%—09/01/2026	3,894
		10,030
HOTELS, RESTAURANTS & LEISURE—0.8%
	Expedia Group Inc.
3,450	6.250%—05/01/2025[1]	3,446
	Marriott International Inc.
5,000	3.500%—10/15/2032	4,000
		7,446
HOUSEHOLD DURABLES—0.4%
	Tri Pointe Homes Inc.
1,108	5.250%—06/01/2027	955
2,863	5.700%—06/15/2028	2,485
		3,440
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.5%
	Vistra Operations Co. LLC
4,990	5.125%—05/13/2025[1]	4,822
INDUSTRIAL CONGLOMERATES—0.3%
	Textron Inc.
3,800	2.450%—03/15/2031	2,916
INSURANCE—1.0%
	AIA Group Ltd.
2,700	3.375%—04/07/2030[1]	2,296
	GA Global Funding Trust
4,000	1.950%—09/15/2028[1]	3,205
	SBL Holdings Inc.
5,675	5.000%—02/18/2031[1]	4,262
		9,763
MEDIA—0.6%
	Charter Communications Operating LLC / Charter Communications Operating Capital
4,775	5.375%—05/01/2047	3,682
2,400	6.384%—10/23/2035	2,196
		5,878
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—0.5%
	Anglo American Capital plc
$5,267	3.875%—03/16/2029[1]	$4,523
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.3%
	Starwood Property Trust Inc.
3,700	4.375%—01/15/2027[1]	3,273
OIL, GAS & CONSUMABLE FUELS—1.8%
	Hess Midstream Operations LP
2,018	5.625%—02/15/2026[1]	1,982
	Kinder Morgan Inc.
1,193	5.050%—02/15/2046	968
	Occidental Petroleum Corp.
13,200	0.000%—10/10/2036[7]	6,856
	Range Resources Corp.
1,859	8.250%—01/15/2029	1,934
	Sabine Pass Liquefaction LLC
900	4.200%—03/15/2028	822
5,100	4.500%—05/15/2030	4,656
		5,478
		17,218
PHARMACEUTICALS—0.4%
	Takeda Pharmaceutical Co. Ltd.
1,500	2.050%—03/31/2030	1,185
	Teva Pharmaceutical Finance Netherlands III BV
3,000	6.750%—03/01/2028	2,835
		4,020
PROFESSIONAL SERVICES—0.2%
	KBR Inc.
1,642	4.750%—09/30/2028[1]	1,438
ROAD & RAIL—0.4%
	Canadian Pacific Railway Co.
1,145	6.125%—09/15/2115	1,040
	Norfolk Southern Corp.
3,800	4.050%—08/15/2052	2,841
		3,881
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
	Broadcom Inc.
6,904	3.137%—11/15/2035[1]	4,799
4,003	3.469%—04/15/2034[1]	3,002
		7,801
	KLA Corp.
2,900	3.300%—03/01/2050	1,956
1,230	5.650%—11/01/2034	1,199
		3,155
	NXP BV/ NXP FDG/ NXP USA Co.
4,600	3.875%—06/18/2026	4,282
		15,238
SOFTWARE—0.6%
	Oracle Corp.
3,500	3.600%—04/01/2040	2,374
	VMware Inc.
3,600	4.650%—05/15/2027	3,409
		5,783

Harbor Core Plus Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—0.8%
	Group 1 Automotive Inc.
$2,900	4.000%—08/15/2028[1]	$2,389
	Lowe's Cos. Inc.
2,113	5.625%—04/15/2053	1,907
	Macy's Retail Holdings LLC
3,612	5.875%—03/15/2030[1]	3,039
		7,335
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
	Entegris Escrow Corp.
3,210	5.950%—06/15/2030[1]	2,937
	Lenovo Group Ltd.
2,932	5.831%—01/27/2028[1]	2,596
		5,533
TRADING COMPANIES & DISTRIBUTORS—1.0%
	Aircastle Ltd.
6,200	2.850%—01/26/2028[1]	4,684
	Aviation Capital Group LLC
5,300	4.125%—08/01/2025[1]	4,826
		9,510
WIRELESS TELECOMMUNICATION SERVICES—0.6%
	American Tower Corp.
1,118	3.650%—03/15/2027	1,012
	Crown Castle International Corp.
4,000	3.700%—06/15/2026	3,716
	Sprint Communications Inc.
800	6.000%—11/15/2022	801
		5,529
TOTAL CORPORATE BONDS & NOTES
(Cost $365,326)		314,257

MORTGAGE PASS-THROUGH—26.5%
	Federal Home Loan Mortgage Corp.
31,932	2.500%—07/01/2050-05/01/2052	26,335
—	2.583% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.247) 06/01/2024[3]	—
5,777	2.700%—08/01/2023	5,661
8,106	3.000%—01/01/2050	6,946
258	3.500%—01/01/2026-02/01/2035	244
5	3.726% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.250) 08/01/2035[3]	5
13,776	4.000%—03/01/2025-11/01/2048	12,803
155	4.500%—12/01/2040-09/01/2041	150
448	5.500%—02/01/2038-07/01/2038	460
1,617	6.000%—01/01/2029-05/01/2040	1,671
		54,275
	Federal Home Loan Mortgage Corp. REMIC[8]
1,514	2.725% (1 Month USD LIBOR + 0.350) 08/15/2040[3]	1,475
1,500	2.914% (1 Month USD LIBOR + 0.350) 10/15/2040[3]	1,466
4,452	3.000%—05/15/2035	434
—	3.862% (1 Month USD LIBOR + 0.450) 11/15/2030[3]	—
4,571	4.000%—10/15/2042	819
		4,194
	Federal Home Loan Mortgage Corp. STRIP
11,157	3.000%—12/15/2027	546
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Federal Home Loan Mortgage Corp. Structured Pass Through Certificates
	Series T-63 Cl. 1A1
$47	2.304% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.200) 02/25/2045[3]	$48
	Series E3 Cl. A
12	3.814%—08/15/2032[3]	12
		60
	Federal National Mortgage Association
31,018	2.500%—06/01/2050-04/01/2052	25,698
105	2.504% (12 Month Treasury Average + 1.400) 10/01/2040[3]	105
31,157	3.000%—11/01/2025-12/01/2050	26,837
22,379	3.500%—12/01/2025-01/01/2051	20,107
247	3.776% (12 Month USD LIBOR + 1.715) 06/01/2035[3]	251
19	3.820% (12 Month USD LIBOR + 1.695) 05/01/2035[3]	19
260	3.943% (12 Month USD LIBOR + 1.693) 08/01/2035[3]	256
35,662	4.000%—02/01/2024-07/01/2051	33,059
30,959	4.500%—04/01/2023-12/01/2050	29,643
1,069	5.000%—10/01/2031-06/01/2044	1,049
11,083	5.500%—01/01/2025-09/01/2041	11,338
3,444	6.000%—07/01/2023-06/01/2040	3,529
		151,891
	Federal National Mortgage Association REMIC[8]
12,391	0.369%—09/25/2057[3]	402
26	2.869%—05/25/2035[3]	26
1,813	2.874% (1 Month USD LIBOR + 0.310) 06/25/2055[3]	1,781
5,223	3.500%—10/25/2041	4,787
7,633	4.000%—07/25/2050	1,498
101	4.867%—12/25/2042[3]	96
11,296	5.000%—04/25/2033-05/25/2045	2,504
2,506	6.000%—07/25/2041	477
		11,571
	Government National Mortgage Association
654	3.000%—11/15/2049	569
4,923	3.111%—07/20/2037[3]	299
3,974	3.211%—07/20/2037[3]	343
9,031	4.000%—03/20/2041-03/15/2050	4,792
24,953	5.000%—08/15/2033-06/15/2050	20,494
862	5.500%—02/20/2039	176
383	6.000%—10/20/2038	61
		26,734
	Government National Mortgage Association II
16	1.625% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 09/20/2023-07/20/2027[3]	15
36	1.750% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 10/20/2025-11/20/2029[3]	35
9	2.000% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 07/20/2024-10/20/2025[3]	9
119	2.625% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 01/20/2025-02/20/2032[3]	116
7	2.875% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 05/20/2024[3]	7

Harbor Core Plus Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$1,315	4.500%—02/20/2049	$1,268
52	5.000%—01/20/2049	52
		1,502
TOTAL MORTGAGE PASS-THROUGH
(Cost $283,910)		250,773

MUNICIPAL BONDS—0.9%
	City of Chicago, IL
816	7.750%—01/01/2042	825
	Michigan State University
2,785	4.165%—08/15/2122	1,914
	New York State Dormitory Authority
2,845	3.399%—03/15/2032	2,406
	New York State Urban Development Corp.
3,900	1.496%—03/15/2027	3,356
TOTAL MUNICIPAL BONDS
(Cost $10,329)		8,501

U.S. GOVERNMENT OBLIGATIONS—12.6%
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
4	5.130%—09/01/2023	4
	Series 2009-20A Cl. 1
738	5.720%—01/01/2029	724
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	Series 2008-20H Cl. 1
$1,129	6.020%—08/01/2028	$1,118
		1,846
	U.S. Treasury Bonds
6,787	1.375%—08/15/2050	3,621
76,649	1.750%—08/15/2041	50,061
34,359	2.000%—08/15/2051	21,658
9,447	2.250%—02/15/2052	6,338
7,730	2.375%—02/15/2042	5,647
3,595	3.000%—08/15/2052	2,880
		90,205
	U.S. Treasury Inflation Index Notes[9]
5,438	0.125%—10/15/2024	5,280
	U.S. Treasury Notes
1,299	1.875%—02/15/2032	1,080
3,155	2.750%—08/15/2032	2,824
19,549	3.125%—08/31/2027	18,610
		22,514
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $159,235)		119,845
TOTAL INVESTMENTS—98.9%
(Cost $1,100,675)		938,011
CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		10,018
TOTAL NET ASSETS—100.0%		$948,029

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2022.
Valuation Description	Beginning Balance as of 11/01/2021 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2022 (000s)	Unrealized Gain/(Loss) as of 10/31/2022 (000s)
Preferred Stocks	$16,996	$—	$(17,140)	$—	$(604)	$748	$—	$—	$—	$—

Harbor Core Plus Fund
Portfolio of Investments—Continued

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $273,403 or 29% of net assets.

2	CLO after the name of a security stands for Collateralized Loan Obligation.
3
Variable or floating rate security; the stated rate represents the rate in effect as of October 31, 2022. The variable rate for such securities may be based on the indicated
reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.

4	Step coupon security; the stated rate represents the rate in effect as of October 31, 2022.
5	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
6	MTN after the name of a security stands for Medium Term Note.
7	Zero coupon bond
8	REMICs are collateralized mortgage obligations which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
9	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
The accompanying notes are an integral part of the Financial Statements.

Harbor Disruptive Innovation Fund
Manager’s Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
Management’s Discussion of
Fund Performance
MARKET REVIEW
Throughout the year, investor concerns pertaining to elevated inflation, monetary policy tightening, increased geopolitical risk and slowing global growth pressured US equities. Markets were off balance as investors digested surging energy and food prices, which continued to demand a larger portion of consumers’ wallets. In addition, negative real wage growth and tightened financial conditions weighed on investor and consumer sentiment alike. Growth in all its forms came under pressure during the year, with high growth tech and other risk-on investments trailing value stocks and more defensive pockets of the market. This resulted in a challenging environment for risk and long-duration assets, weighing on Fund returns versus the broad market during the year.
Performance
Harbor Disruptive Innovation Fund returned -46.85% (Retirement Class), -46.87% (Institutional Class), -46.96% (Administrative Class), and -47.05% (Investor Class), while the S&P 500 Index returned -14.61%. The Fund lagged the S&P 500 Index during the period and faced notable headwinds from both a stock specific and factor perspective. The higher growth nature of the Fund proved a meaningful headwind during the year given larger exposure to growth-oriented sectors, particularly information technology, a sector which lagged the overall benchmark in terms of performance.
Within information technology, investments within the IT services and software segments experienced declines as investor preference shifted away from companies with duration growth towards those with lower volatility and higher liquidity profiles. Shares of Shopify sold off during the year as investors reacted negatively to management announcing a material increase in investment in 2022, reducing operating margins. Given the market’s prevailing short-term focus and low appetite for increased investment at the expense of margin gains, the stock reacted negatively during the year. In addition, the Fund’s investment in Block traded lower on growing fears that an economic slowdown would adversely impact the revenues of the company’s suite of financial services. Lightspeed Commerce shares were also pressured amidst a broader rotation out of fintech stocks across both scaled providers and digital new entrants.
Within Consumer Discretionary, challenging stock selection within the internet & direct marketing retail and specialty retail industries posed pressure on the Fund’s excess returns relative to the broad market. The Fund’s investment in Carvana weighed on returns versus the Index as inflationary pressures in used cars, as well as other factors resulted in the stock’s repricing during the year. Also, shares of Peloton fell on poor results and subsequent concerns that its customer growth would slow as gyms and health clubs reopened in the post COVID-19 environment.
In addition, biotechnology investments within the Health Care sector pressured excess returns during the year. The Fund’s investment in Cabaletta Bio sold off as investors reacted negatively to top line data from its mucosal Pemphigus Vulgaris (mPV) trial results during the year. In addition, shares of LogicBio Therapeutics fell on the back of the news that its clinical trial for its treatment of methylmalonic acidemia (MMA) has been placed on clinical hold by the FDA.
The Fund’s lack of exposure to the value-oriented Energy and Consumer Staples sectors also posed performance challenges as both groups outperformed the broad market during the period.
Despite overall headwinds facing the Fund’s investment strategy, stock specific investments generated strong results, helping modestly offset relative underperformance during the year. For instance, two of the Fund’s largest contributors to performance were SailPoint Technologies and T-Mobile. SailPoint received a buyout offer, boosting the stock price. T-Mobile continued to show improvements in line with the investment team’s thesis on cash generation and business rationalization. In addition, Dicerna Pharmaceuticals shares rose over 80% as the company was acquired by Novo Nordisk at a premium during the year. Also, the Fund’s investment

Harbor Disruptive Innovation Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Disruptive Innovation Fund
Retirement Class[1]	-46.85%	5.33%	9.84%
Institutional Class	-46.87	5.25	9.78
Administrative Class	-46.96	5.00	9.51
Investor Class	-47.05	4.88	9.39
Comparative Indices
S&P 500	-14.61%	10.44%	12.79%
Russell 3000® Growth	-24.67	12.07	14.37
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.80% (Retirement Class); 0.88 (Institutional Class); 1.13% (Administrative Class); and 1.24% (Investor Class) effective through 02/28/2023.  The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
in Akouos surged as the company received FDA clearance of its IND Application for AK-OTOF, a Gene Therapy intended for the treatment of OTOF-mediated hearing loss. The IND for AK-OTOF is the first to receive FDA clearance for a genetic form of hearing loss and the first for an AAV vector therapy with the potential to treat an inner ear condition.
OUTLOOK & STRATEGY
The shift in market leadership during the year illustrates how unpredictable markets can be over shorter-term periods. Exogenous factors and sentiment can have an outsized influence on short-term price movements. Despite these shorter-term impacts, enterprises remain early in their digital transformation efforts, new technological offerings are enabling access to commerce and financial services, and life sciences innovations continue to change how we define, diagnose, and treat disease. Over the long-term, we believe we will be successful in identifying businesses that will extract most of the value created by these trends, as well as others.
Overall, the market’s disfavor for companies investing today for future growth proved a particularly damaging factor to performance. The positive outcome for the Fund’s approach, however, is that in many cases, we believe, today’s valuations do not reflect the broad range of positive outcomes for many of the Fund’s holdings. While volatility adds market risk, the Fund’s underlying investment managers do not see a corresponding increase in the business risks across Fund holdings.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions.Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Disruptive Innovation Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—95.9%
Shares		Value
AUTOMOBILES—2.5%
11,889	Tesla Inc.*	$2,705
BIOTECHNOLOGY—9.8%
11,917	Alkermes plc (Ireland)*	271
39,791	Allogene Therapeutics Inc.*	410
16,313	Arrowhead Pharmaceuticals Inc.*	568
12,647	Ascendis Pharma AS ADR (Denmark)*,1	1,454
139,445	Autolus Therapeutics plc ADR (United Kingdom)*,1	397
39,566	Avidity Biosciences Inc.*	565
44,112	Bicycle Therapeutics plc ADR (United Kingdom)*,1	1,092
4,301	Blueprint Medicines Corp.*	223
23,870	C4 Therapeutics Inc.*	230
10,313	Fate Therapeutics Inc.*	216
123,874	Freeline Therapeutics Holdings plc ADR (United Kingdom)*,1	90
34,670	Iovance Biotherapeutics Inc.*	324
8,005	Krystal Biotech Inc.*	612
10,982	Kymera Therapeutics Inc.*	333
152,888	Magenta Therapeutics Inc.*	197
104,696	Precision BioSciences Inc.*	147
25,489	REGENXBIO Inc.*	603
32,998	Repare Therapeutics Inc. (Canada)*	497
25,917	Replimune Group Inc.*	476
62,226	Rocket Pharmaceuticals Inc.*	1,161
299,728	Synlogic Inc.*	251
64,569	TCR² Therapeutics Inc.*	101
20,791	UniQure NV (Netherlands)*	387
		10,605
CAPITAL MARKETS—0.2%
3,633	Coinbase Global Inc.*	241
CONTAINERS & PACKAGING—2.2%
48,931	Ball Corp.	2,417
ELECTRIC UTILITIES—0.5%
6,207	NextEra Energy Inc.	481
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
14,853	Wolfspeed Inc.*	1,170
ENTERTAINMENT—0.7%
15,507	Sea Ltd. ADR (Singapore)*,1	770
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—3.7%
8,445	Dexcom Inc.*	$1,020
1,772	IDEXX Laboratories Inc.*	637
3,483	Insulet Corp.*	901
11,089	Lantheus Holdings Inc.*	821
2,070	The Cooper Companies Inc.	566
		3,945
HEALTH CARE PROVIDERS & SERVICES—1.6%
6,080	Amedisys Inc.*	593
1,565	Humana Inc.	874
110,483	Invitae Corp.*	285
		1,752
HOTELS, RESTAURANTS & LEISURE—1.3%
927	Chipotle Mexican Grill Inc.*	1,389
INTERACTIVE MEDIA & SERVICES—4.6%
20,261	Alphabet Inc. Class A*	1,915
19,971	Alphabet Inc. Class C*	1,890
2,650	Meta Platforms Inc.*	247
21,092	ZoomInfo Technologies Inc.*	939
		4,991
INTERNET & DIRECT MARKETING RETAIL—7.3%
36,227	Amazon.com Inc.*	3,711
300,746	Deliveroo plc (United Kingdom)*,2	301
20,116	DoorDash Inc.*	876
3,384	MercadoLibre Inc. (Argentina)*	3,051
		7,939
IT SERVICES—13.2%
2,547	Adyen NV (Netherlands)*,2	3,636
21,772	Block Inc.*	1,308
36,173	Cloudflare Inc.*	2,037
3,948	MongoDB Inc.*	723
43,394	Okta Inc.*	2,435
13,952	PayPal Holdings Inc.*	1,166
25,806	Shopify Inc. (Canada)*	883
12,793	Snowflake Inc.*	2,051
		14,239
LEISURE PRODUCTS—0.2%
30,766	Peloton Interactive Inc.*	258

Harbor Disruptive Innovation Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—5.3%
1,288	Bio-Rad Laboratories Inc.*	$453
8,682	Danaher Corp.	2,185
7,284	ICON plc (Ireland)*	1,441
990	Lonza Group AG (Switzerland)	510
486	Mettler-Toledo International Inc.*	615
1,022	Thermo Fisher Scientific Inc.	525
		5,729
MEDIA—1.1%
62,118	ViacomCBS Inc.	1,138
PHARMACEUTICALS—1.5%
12,313	Arvinas Inc.*	612
5,318	Catalent Inc.*	349
1,927	Eli Lilly & Co.	698
		1,659
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—12.4%
13,018	Advanced Micro Devices Inc.*	782
9,860	Applied Materials Inc.	871
2,988	ASML Holding NV (Netherlands)	1,402
9,752	Lam Research Corp.	3,947
55,718	Microchip Technology Inc.	3,440
5,052	NVIDIA Corp.	682
14,569	Texas Instruments Inc.	2,340
		13,464
SOFTWARE—23.9%
13,770	Atlassian Corp. plc (Australia)*	2,792
16,616	Cadence Design Systems Inc.*	2,515
2,984	CrowdStrike Holdings Inc.*	481
5,761	CyberArk Software Ltd. (Israel)*	904
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
15,559	Datadog Inc. Class A*	$1,253
16,747	Fortinet Inc.*	957
3,182	HubSpot Inc.*	944
7,324	Microsoft Corp.	1,700
12,689	Procore Technologies Inc.*	694
22,428	salesforce.com Inc.*	3,646
93,605	Samsara Inc.*	1,152
8,701	ServiceNow Inc.*	3,661
20,471	Smartsheet Inc.*	715
22,015	Workday Inc.*	3,430
4,347	Zoom Video Communications Inc.*	363
4,223	Zscaler Inc.*	651
		25,858
SPECIALTY RETAIL—0.3%
28,761	AUTO1 Group SE (Germany)*,2	194
9,618	Carvana Co.*	130
		324
WIRELESS TELECOMMUNICATION SERVICES—2.5%
17,616	T-Mobile US Inc.*	2,670
TOTAL COMMON STOCKS
(Cost $148,651)		103,744
TOTAL INVESTMENTS—95.9%
(Cost $148,651)		103,744
CASH AND OTHER ASSETS, LESS LIABILITIES—4.1%		4,476
TOTAL NET ASSETS—100.0%		$108,220

FAIR VALUE MEASUREMENTS
As of October 31, 2022, the investments in Adyen NV, ASML Holding NV, AUTO1 Group SE, Deliveroo Plc, and Lonza Group AG (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $4,131 or 4% of net assets.

The accompanying notes are an integral part of the Financial Statements.

Harbor Diversified International All Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management Limited
Management’s Discussion of
Fund Performance
Market Review
The period since October 31, 2021 has been weak for equity markets globally. Inflation was already high at the start of the period; however, at the time, central banks worldwide were largely sanguine in their view that the phenomenon would be a transitory effect of the easing of COVID-19 restrictions, though many others dissented. By December the view had begun to change and central banks worldwide embarked on a series of interest rate rises which have been gaining pace recently, which has depressed equities. Then in February, conflict broke out between Russia and Ukraine, upsetting the globalist view which businesses have adopted since the fall of the Iron Curtain after 1989, sending further shockwaves through the markets and depressing (most) valuations further.
The MSCI All Country World Ex-United States (ACWI ex-U.S.) Index (the “Index”) returned -24.73% (in USD terms) over the 12-month period ended October 31, 2022. Canada, which averaged 8.01% of the Index, was the strongest regional market, returning -13.94% (in USD terms), followed by developed Asian ex-Japan markets (Australia, Hong Kong, Singapore and New Zealand), which constituted 7.71% of the Index on average over the period and which returned -20.95% (in USD terms). European markets returned -22.88% (in USD terms) and averaged 40.54% of the Index over the period and Japan returned -24.67% (in USD terms) with an average weight of 14.19% of the Index. Emerging Markets, which averaged 29.08% of the Index over the period, were the laggard, returning -31.03% (in USD terms).
In such a market one would expect defensive sectors, which offer comparatively stable dividend yields, earnings and cash flows, regardless of external events to perform better than cyclical and highly leveraged growth stocks, and that has proved to be the case, with sectors such as Consumer Staples, Health Care and Utilities all outperforming the benchmark, though all fell. However, Energy has been the standout performer over the period, as already high oil and gas prices spiked following the imposition of sanctions against Russia by most developed markets in the wake of its invasion of Ukraine. However, Information Technology, Communication Services and Consumer Discretionary, the sectors which had led the market for several years, have fallen sharply, as has the Real Estate sector, which is sensitive to interest rates.
Performance
Harbor Diversified International All Cap Fund returned -24.03% (Retirement Class), -24.04% (Institutional Class), -24.24% (Administrative Class), and -24.32% (Investor Class) in the year ended October 31, 2022, while the ACWI ex-U.S. Index returned -24.73% (in USD terms). Regionally, stock selection was broadly neutral, with a strong showing from positions in Japan, the Emerging Markets and Canada being counterbalanced by underperformance from Europe and Pacific ex-Japan. Allocation effects were therefore positive. Although the portfolio is allocated in a region neutral manner, the Emerging Markets team owns certain stocks listed in Developed Markets and the resultant underweight to Emerging Markets and overweight position in Canada, where a couple of these stocks are listed, have been beneficial. From a sector perspective stock selection was positive, with notable outperformance from positions in Information Technology, Financials and Energy somewhat moderated by the performance of positions in Industrials, Consumer Staples and Health Care. Sector allocation was also positive, with the underweight to Real Estate and Information Technology notably beneficial, but underweight positions in Energy, Health Care and Utilities holding performance back.
Among positive contributors, Norway’s Equinor, the UK’s BP and Canadian Natural Resources performed well as investors began to anticipate higher oil prices and therefore earnings. Energy prices were already on a substantial uptrend even before Russia invaded Ukraine causing significant price increases. Canada’s Fairfax Financial, an insurer and investment firm, has performed well over the past 12-months due to a combination of getting past some major losses from catastrophe insurance in the late 2010s and the recent revival in fortunes of its value investment style. Not owning several major Chinese internet companies with a significant weight in the index, including Alibaba and Tencent, has also been beneficial. These stocks

Harbor Diversified International All Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Diversified International All Cap Fund
Retirement Class[1,2]	-24.03%	-0.12%	2.51%
Institutional Class[1]	-24.04	-0.19	2.44
Administrative Class[1]	-24.24	-0.43	2.18
Investor Class[1]	-24.32	-0.55	2.07
Comparative Index
MSCI All Country World Ex. U.S. (ND)	-24.73%	-0.60%	2.67%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.72% (Net) and 0.84% (Gross) (Retirement Class); 0.80% (Net) and 0.92% (Gross) (Institutional Class); 1.05% (Net) and 1.17% (Gross) (Administrative Class); 1.16% (Net) and 1.28% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
have underperformed since Chinese authorities launched a major anti-trust investigation in late 2020. Not holding Canadian stock Shopify has been the largest relative contributor, as the shares have fallen even further since the start of the period. It was one of the darlings of the North American tech-led market of the last several years, but we believe the company will struggle to meet expectations for growth with significantly increased borrowing costs.
At the other end of the performance tables, the write down of Russian stocks to a nominal value during the first quarter means that both Severstal and X5 Retail appear prominently amongst negative contributors. Away from Russia, HelloFresh, the German-listed meal kit delivery service, has been volatile year-to-date. Although the company expects growth to remain strong, the inflationary pressures in its core markets and an increase in investment into automated customer fulfilment centers and additional distribution capacity will put pressure on margins, and the stock has de-rated alongside most “growth” stocks in the face of rising interest rates. Denmark’s Vestas, the wind turbine manufacturer, extended its year-to-date declines as supply chain issues and competitive pricing eroded earnings and the markets de-rated “growth” stocks further. The share price of Techtronic Industries, a Hong Kong-listed producer of power tools, floorcare and cleaning products, has also declined substantially. Despite the company generating strong results, the market – ever forward looking – has determined that the global environment is not supportive for the company at present. The risk of recession, interest rate increases and the likely resultant fall in housing market transactions have driven negative sentiment towards the stock year-to-date.
Outlook & Strategy
Marathon Asset Management Limited remains committed to the implementation of its bottom-up analytical efforts within the capital cycle investment framework and, therefore, is seeking to invest in companies that exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last several years, including the pandemic and outbreak of war in Europe, highlight the shortfalls of expending too much energy on forecasted outlooks; the Portfolio Managers are not looking to react to market volatility, rather placing emphasis on trusting the longstanding investment process that they have been committed to over the Subadvisor’s 35 plus year history with low levels of investment turnover.

1	The “Life of Fund” return as shown reflects the period 11/02/2015 through 10/31/2022.
2
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Marathon Asset Management Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Diversified International All Cap Fund
Portfolio of Investments—October 31, 2022

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2022, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—97.6%
Shares		Value
AEROSPACE & DEFENSE—0.9%
17,794	Airbus SE (France)	$1,925
308,528	BAE Systems plc (United Kingdom)	2,886
1,353,269	Rolls-Royce Holdings plc (United Kingdom)*	1,214
11,897	Thales SA (France)	1,513
		7,538
AIR FREIGHT & LOGISTICS—0.1%
23,641	Oesterreichische Post AG (Austria)	673
AIRLINES—1.0%
152,579	Air Canada (Canada)*	2,196
47,450	Copa Holdings SA (Panama)*	3,570
217,591	EasyJet plc (United Kingdom)*	866
340,924	Qantas Airways Ltd. (Australia)*	1,274
		7,906
AUTO COMPONENTS—0.9%
87,400	Bridgestone Corp. (Japan)	3,161
236,030	Gestamp Automocion SA (Spain)*,1	831
189,263	Johnson Electric Holdings Ltd. (Hong Kong)	195
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—Continued
31,090	Magna International Inc. (Canada)	$1,732
23,600	Toyota Industries Corp. (Japan)	1,216
		7,135
AUTOMOBILES—0.4%
30,788	Bayerische Motoren Werke AG (Germany)	2,416
57,500	Toyota Motor Corp. (Japan)	798
		3,214
BANKS—11.3%
194,905	Australia & New Zealand Banking Group Ltd (Australia)	3,193
611,383	Bank of Ireland Group plc (Ireland)*	4,402
59,216	Bank of Nova Scotia (Canada)	2,862
3,238,802	Barclays plc (United Kingdom)	5,504
110,210	BNP Paribas SA (France)	5,168
986,239	CaixaBank SA (Spain)	3,270
38,259	Capitec Bank Holdings Ltd. (South Africa)	3,962
35,875	Close Brothers Group plc (United Kingdom)	404
20,750	Danske Bank AS (Denmark)	335

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
157,547	DBS Group Holdings Ltd. (Singapore)	$3,809
85,157	DNB Bank ASA (Norway)	1,506
49,600	Fukuoka Financial Group Inc. (Japan)	844
795,600	Grupo Financiero Banorte SAB de CV (Mexico)*	6,477
165,297	HDFC Bank Ltd. ADR (India)[2]	10,300
128,762	HSBC Holdings plc (Hong Kong)	661
252,730	Intesa Sanpaolo SpA (Italy)*	482
10,091,192	Lloyds Banking Group plc (United Kingdom)	4,846
18,047,000	PT Bank Central Asia TBK (Indonesia)	10,202
1,133,700	Resona Holdings Inc. (Japan)	4,273
163,931	Shinhan Financial Group Co. Ltd. (South Korea)*	4,167
333,601	Standard Chartered plc (United Kingdom)	1,993
36,500	Sumitomo Mitsui Financial Group Inc. (Japan)	1,025
106,300	Sumitomo Mitsui Trust Holdings Inc. (Japan)	3,058
278,830	Svenska Handelsbanken AB (Sweden)	2,591
322,828	UniCredit SpA (Italy)	4,003
108,582	United Overseas Bank Ltd. (Singapore)	2,130
		91,467
BEVERAGES—2.6%
34,167	Anheuser-Busch InBev SA (Belgium)	1,709
49,200	Asahi Group Holdings Ltd. (Japan)	1,377
15,630	Carlsberg AS (Denmark)	1,840
28,454	Coca-Cola Europacific Partners plc (United States)	1,339
123,398	Davide Campari-Milano NV (Italy)	1,108
98,916	Diageo plc (United Kingdom)	4,071
40,107	Heineken NV (Netherlands)	3,350
352,400	Kirin Holdings Co. Ltd. (Japan)	5,180
3,754	Pernod Ricard SA (France)	659
		20,633
BIOTECHNOLOGY—0.4%
16,305	CSL Ltd. (Australia)	2,919
BUILDING PRODUCTS—1.2%
200,510	Assa Abloy AB Class B (Sweden)	4,049
7,654	Geberit AG (Switzerland)	3,402
230,964	GWA Group Ltd. (Australia)	300
103,400	LIXIL Group Corp. (Japan)	1,562
		9,313
CAPITAL MARKETS—2.3%
293,158	3i Group plc (United Kingdom)	3,904
193,515	Brookfield Asset Management Inc. (Canada)	7,663
119,300	Daiwa Securities Group Inc. (Japan)	466
135,518	IG Group Holdings plc (United Kingdom)	1,236
10,200	JAFCO Group Co. Ltd. (Japan)	157
444,599	Jupiter Fund Management plc (United Kingdom)	529
554,300	Nomura Holdings Inc. (Japan)	1,794
19,092	Rathbone Brothers plc (United Kingdom)	410
126,136	St. James's Place plc (United Kingdom)	1,540
30,128	UBS Group AG (Switzerland)	478
		18,177
CHEMICALS—0.8%
171,100	Air Water Inc. (Japan)	1,910
54,569	BASF SE (Germany)	2,449
26,600	Nissan Chemical Corp. (Japan)	1,197
25,600	Sumitomo Bakelite Co. Ltd. (Japan)	693
		6,249
COMMERCIAL SERVICES & SUPPLIES—1.9%
15,600	AEON Delight Co. Ltd. (Japan)	312
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
11,182	Befesa SA (Germany)*,1	$388
119,103	Brambles Ltd. (Australia)	892
855,446	Cleanaway Waste Management Ltd. (Australia)	1,480
33,171	Elis SA (France)	380
309,948	HomeServe plc (United Kingdom)	4,218
72,713	Ritchie Bros Auctioneers Inc. (Canada)	4,750
15,700	SECOM Co. Ltd. (Japan)	894
1,111,391	Serco Group plc (United Kingdom)	2,079
		15,393
CONSTRUCTION & ENGINEERING—1.0%
20,413	Ferrovial SA (Spain)	499
184,100	Infroneer Holdings Inc. (Japan)	1,276
346,100	Obayashi Corp. (Japan)	2,222
256,000	Penta-Ocean Construction Co. Ltd. (Japan)	1,273
163,080	SNC-Lavalin Group Inc. (Canada)	2,824
		8,094
CONSTRUCTION MATERIALS—1.2%
160,900	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A (China)	542
15,381	CRH plc (Ireland)	554
294,100	Fletcher Building Ltd. (New Zealand)	878
61,417	Holcim Ltd. (Switzerland)*	2,790
5,635	Imerys SA (France)	231
39,885	James Hardie Industries PLC CDI (Australia)*,2	871
139,100	Taiheiyo Cement Corp. (Japan)	1,890
8,390	Vicat SA (France)	192
76,044	Wienerberger AG (Austria)	1,738
		9,686
CONSUMER FINANCE—0.1%
317,906	International Personal Finance plc (United Kingdom)	283
388,582	Non-Standard Finance plc (United Kingdom)*,1	3
225,062	Provident Financial plc (United Kingdom)	422
		708
CONTAINERS & PACKAGING—0.4%
505,486	DS Smith plc (United Kingdom)	1,686
149,900	Toyo Seikan Group Holdings Ltd. (Japan)	1,714
		3,400
DISTRIBUTORS—0.3%
236,199	Inchcape plc (United Kingdom)	2,015
DIVERSIFIED FINANCIAL SERVICES—1.6%
600,417	AMP Ltd. (Australia)*	484
2,347,700	B3 Brasil Bolsa Balcao SA (Brazil)*	6,836
667,802	Chailease Holding Co. Ltd. (Taiwan)	3,080
113,371	Challenger Ltd. (Australia)	510
20,670	Macquarie Group Ltd. (Australia)	2,242
		13,152
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
42,786	BCE Inc. (Canada)[3]	1,930
77,193	Deutsche Telekom AG (Germany)	1,457
660,678	Koninklijke KPN NV (Netherlands)	1,848
241,900	Nippon Telegraph & Telephone Corp. (Japan)	6,672
196,400	Singapore Telecommunications Ltd. (Singapore)	346
412,818	Telstra Group Ltd. (Australia)*	1,035
		13,288

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—0.2%
24,093	Orsted AS (Denmark)[1]	$1,988
ELECTRICAL EQUIPMENT—2.5%
102,631	ABB Ltd. (Switzerland)	2,850
5,131	Accelleron Industries AG (Switzerland)*	87
228,692	Havells India Ltd. (India)*	3,372
52,835	Legrand SA (France)	4,026
209,100	Mitsubishi Electric Corp. (Japan)	1,840
25,375	Schneider Electric SE (France)	3,209
259,013	Vestas Wind Systems AS (Denmark)	5,106
		20,490
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
643,315	Delta Electronics Inc. (Taiwan)	5,119
18,500	Kyocera Corp. (Japan)	896
12,700	Omron Corp. (Japan)	592
53,600	TDK Corp. (Japan)	1,674
		8,281
ENERGY EQUIPMENT & SERVICES—0.1%
271,876	John Wood Group plc (United Kingdom)*	437
109,847	Petrofac Ltd. (United Kingdom)*	135
20,321	Saipem SpA (Italy)*	20
27,248	Technip Energies NV (France)*	352
		944
ENTERTAINMENT—0.2%
23,753	CTS Eventim AG & Co. KGaA (Germany)*	1,134
53,770	Modern Times Group MTG AB Class B (Sweden)*	403
10,000	Nintendo Co. Ltd. (Japan)	406
		1,943
FOOD & STAPLES RETAILING—3.1%
116,980	Alimentation Couche-Tard Inc. (Canada)*	5,238
265,703	Bid Corp. Ltd. (South Africa)	4,276
194,087	Clicks Group Ltd. (South Africa)	3,288
97,243	Koninklijke Ahold Delhaize NV (Netherlands)	2,712
69,632	Loblaw Cos. Ltd. (Canada)	5,705
18,500	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	674
274,816	Metcash Ltd. (Australia)	721
37,600	Seven & I Holdings Co. Ltd. (Japan)	1,403
500,667	Tesco plc (United Kingdom)	1,237
140,921	X5 Retail Group NV GDR (Russia)	—[x]
		25,254
FOOD PRODUCTS—1.4%
1,371,000	China Mengniu Dairy Co. Ltd. (China)*	4,389
170,800	Delfi Ltd. (Singapore)	85
193,318	Devro plc (United Kingdom)	397
752,000	First Pacific Co. Ltd. (Hong Kong)	199
56,500	Megmilk Snow Brand Co. Ltd. (Japan)	615
48,200	NH Foods Ltd. (Japan)	1,149
49,900	Toyo Suisan Kaisha Ltd. (Japan)	1,872
27,446	Viscofan SA (Spain)	1,634
14,300	Yakult Honsha Co. Ltd. (Japan)	792
		11,132
HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
40,616	Coloplast AS Class B (Denmark)	4,527
1,065,338	ConvaTec Group plc (United Kingdom)[1]	2,666
78,076	Demant AS (Denmark)*	2,132
46,021	Getinge AB Class B (Sweden)	934
57,010	GN Store Nord AS (Denmark)	1,211
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
84,989	Koninklijke Philips NV (Netherlands)	$1,078
33,155	Smith & Nephew plc (United Kingdom)	392
7,263	Sonova Holding AG (Switzerland)	1,717
		14,657
HEALTH CARE PROVIDERS & SERVICES—0.6%
27,300	Alfresa Holdings Corp. (Japan)	314
23,941	Amplifon SpA (Italy)	595
66,148	Fresenius Medical Care AG & Co. KGaA (Germany)	1,830
90,800	MediPAL Holdings Corp. (Japan)	1,126
38,500	Ship Healthcare Holdings Inc. (Japan)	738
		4,603
HOTELS, RESTAURANTS & LEISURE—2.7%
45,278	Aristocrat Leisure Ltd. (Australia)	1,075
39,838	Carnival plc (United Kingdom)*	316
264,992	Compass Group plc (United Kingdom)	5,581
250,690	Entain plc (United Kingdom)*	3,627
41,805	Flutter Entertainment plc (Ireland)*	5,521
267,000	Galaxy Entertainment Group Ltd. (Hong Kong)*	1,220
11,725	InterContinental Hotels Group plc (United Kingdom)	630
68,824	Playtech plc (United Kingdom)*	409
1,100,522	SSP Group plc (United Kingdom)*	2,559
708,911	TUI AG (Germany)*	1,073
		22,011
HOUSEHOLD DURABLES—0.9%
83,798	Barratt Developments plc (United Kingdom)	361
670,200	Midea Group Co. Ltd. (China)	3,692
56,700	Sekisui Chemical Co. Ltd. (Japan)	708
21,600	Sony Group Corp. (Japan)	1,457
692,183	Taylor Wimpey plc (United Kingdom)	744
		6,962
HOUSEHOLD PRODUCTS—0.4%
54,410	Reckitt Benckiser Group plc (United Kingdom)	3,611
INDUSTRIAL CONGLOMERATES—1.3%
159,500	CK Hutchison Holdings Ltd. (Hong Kong)	794
30,817	DCC plc (United Kingdom)	1,711
109,000	Hitachi Ltd. (Japan)	4,946
40,200	Jardine Matheson Holdings Ltd. (Hong Kong)	1,852
246,264	Melrose Industries plc (United Kingdom)*	330
153,100	Nisshinbo Holdings Inc. (Japan)	1,061
		10,694
INSURANCE—6.3%
66,734	Admiral Group plc (United Kingdom)	1,543
1,666,000	AIA Group Ltd. (Hong Kong)	12,620
173,701	AXA SA (France)	4,289
222,500	Dai-ichi Life Holdings Inc. (Japan)	3,534
17,085	Fairfax Financial Holdings Ltd. (Canada)	8,391
72,500	Great Eastern Holdings Ltd. (Singapore)	917
5,420	Hannover Rueck SE (Germany)	882
4,804	Helvetia Holding AG (Switzerland)	477
70,891	Hiscox Ltd. (United Kingdom)	730
171,700	Japan Post Holdings Co. Ltd. (Japan)	1,155
949,382	Porto Seguro SA (Brazil)*	4,271
135,855	Prudential plc (Hong Kong)	1,262
310,929	QBE Insurance Group Ltd. (Australia)	2,436
100,525	Sampo OYJ (Finland)	4,597
200,600	Tokio Marine Holdings Inc. (Japan)	3,632
		50,736

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—1.0%
237,592	Auto Trader Group plc (United Kingdom)[1]	$1,422
26,881	Baidu Inc. ADR (China)*,2	2,058
59,818	Carsales.com Ltd. (Australia)	775
697,282	Rightmove plc (United Kingdom)	3,927
		8,182
INTERNET & DIRECT MARKETING RETAIL—1.5%
29,510	Cazoo Group Ltd. (Cayman Islands)*	9
85,604	HelloFresh SE (Germany)*	1,711
23,184	Just Eat Takeaway.com NV (Netherlands)*,1	398
52,441	Naspers Ltd. (South Africa)*	5,406
354,702	Vipshop Holdings Ltd. ADR (China)*,2	2,472
28,633	Zalando SE (Germany)*,1	660
55,000	ZOZO Inc. (Japan)	1,167
		11,823
IT SERVICES—3.2%
14,175	ALTEN SA (France)	1,656
1,997,143	Capita plc (United Kingdom)*	556
65,973	Edenred (France)	3,382
295,443	Infosys Ltd. ADR (India)[2]	5,534
86,600	NEC Corp. (Japan)	2,867
58,200	NET One Systems Co. Ltd. (Japan)	1,195
34,000	NS Solutions Corp. (Japan)	781
57,400	NTT Data Corp. (Japan)	831
5,727	Reply SpA (Italy)	623
94,200	SCSK Corp. (Japan)	1,390
26,820	Softcat plc (United Kingdom)	345
170,345	Tata Consultancy Services Ltd. (India)	6,547
		25,707
LEISURE PRODUCTS—0.6%
7,467	Mips AB (Sweden)	241
122,500	Sega Sammy Holdings Inc. (Japan)	1,567
104,224	Spin Master Corp. (Canada)[1]	3,221
		5,029
LIFE SCIENCES TOOLS & SERVICES—0.4%
38,583	Eurofins Scientific SE (France)	2,470
6,988	Gerresheimer AG (Germany)	400
		2,870
MACHINERY—3.4%
30,721	ALFA Laval AB (Sweden)	756
14,409	Andritz AG (Austria)	670
331,672	CNH Industrial NV (Italy)	4,291
18,600	Daifuku Co. Ltd. (Japan)	851
92,954	Fluidra SA (Spain)	1,262
13,998	GEA Group AG (Germany)	489
65,930	Iveco Group NV (Italy)*	356
68,300	Kubota Corp. (Japan)	953
59,000	Mitsubishi Heavy Industries Ltd. (Japan)	2,032
34,000	Miura Co. Ltd. (Japan)	693
99,800	NSK Ltd. (Japan)	528
124,802	Rotork plc (United Kingdom)	366
137,238	Sandvik AB (Sweden)	2,145
1,107,100	Sany Heavy Industry Co. Ltd. (China)	2,054
27,286	Stabilus SE (Germany)*	1,497
534,000	Techtronic Industries Co. Ltd. (Hong Kong)	5,056
94,575	Wartsila OYJ ABP (Finland)	645
2,985,000	Weichai Power Co. Ltd. (China)	2,859
		27,503
COMMON STOCKS—Continued
Shares		Value
MARINE—0.2%
192,984	Irish Continental Group plc (Ireland)*	$780
31,100	Kawasaki Kisen Kaisha Ltd. (Japan)	472
		1,252
MEDIA—1.5%
40,136	Euromoney Institutional Investor plc (United Kingdom)	667
189,600	Fuji Media Holdings Inc. (Japan)	1,319
67,951	Future plc (United Kingdom)	952
76,900	Hakuhodo DY Holdings Inc. (Japan)	648
112,188	Informa plc (United Kingdom)	715
2,112,505	ITV plc (United Kingdom)	1,627
79,826	JCDecaux SA (France)*	1,008
42,613	MediaSet Espana Comunicacion SA (Spain)	133
128,320	Nippon Television Holdings Inc. (Japan)	957
39,409	Nordic Entertainment Group AB (Sweden)*	719
23,095	Schibsted ASA Class A (Norway)	356
10,366	Schibsted ASA Class B (Norway)	154
79,300	TBS Holdings Inc. (Japan)	821
210,574	WPP plc (United Kingdom)	1,853
		11,929
METALS & MINING—5.8%
116,918	Acerinox SA (Spain)	1,025
261,696	African Rainbow Minerals Ltd. (South Africa)	3,685
27,447	Alleima AB (Sweden)*	94
30,633	Anglo American Platinum Ltd. (South Africa)	2,439
146,183	ArcelorMittal SA (France)	3,268
305,261	Barrick Gold Corp. (Canada)	4,591
155,977	BHP Group Ltd. (Australia)	3,747
91,284	BlueScope Steel Ltd. (Australia)	919
25,800	Dowa Holdings Co. Ltd. (Japan)	819
453,012	Evolution Mining Ltd. (Australia)	601
207,179	First Quantum Minerals Ltd. (Canada)	3,654
26,907	Franco-Nevada Corp. (Canada)	3,325
1,150,054	Glencore plc (United Kingdom)*	6,593
86,243	Newcrest Mining Ltd. (Australia)	955
41,590	OZ Minerals Ltd. (Australia)	644
66,529	Rio Tinto plc (United Kingdom)	3,477
320,373	Severstal PJSC GDR (Russia)	—[x]
123,276	Southern Copper Corp. (Peru)	5,790
50,200	Sumitomo Metal Mining Co. Ltd. (Japan)	1,407
		47,033
MULTILINE RETAIL—0.1%
69,500	Marui Group Co. Ltd. (Japan)	1,137
OIL, GAS & CONSUMABLE FUELS—5.1%
759,360	Beach Energy Ltd. (Australia)	776
2,505,127	BP plc (United Kingdom)	13,860
145,056	Canadian Natural Resources Ltd. (Canada)	8,700
231,029	Equinor ASA (Norway)	8,417
192,100	INPEX Corp. (Japan)	1,939
237,179	PrairieSky Royalty Ltd. (Canada)	3,684
502,671	Santos Ltd. (Australia)	2,454
57,012	Woodside Energy Group Ltd. (Australia)	1,318
		41,148
PAPER & FOREST PRODUCTS—0.2%
475,700	Oji Holdings Corp. (Japan)	1,649
PERSONAL PRODUCTS—1.5%
523,917	Dabur India Ltd. (India)	3,524
276,209	L'Occitane International SA (Hong Kong)	678

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—Continued
570,144	Marico Ltd. (India)	$3,627
92,047	Unilever plc (United Kingdom)	4,184
		12,013
PHARMACEUTICALS—2.9%
106,514	Novo Nordisk AS (Denmark)	11,581
31,186	Roche Holding AG (Switzerland)	10,348
14,600	Sawai Group Holdings Co. Ltd. (Japan)	422
61,400	Tsumura & Co. (Japan)	1,282
		23,633
PROFESSIONAL SERVICES—2.5%
61,328	Adecco Group AG (Switzerland)*	1,919
136,285	ALS Ltd. (Australia)	997
66,529	Experian plc (United Kingdom)	2,121
1,676,750	Hays plc (United Kingdom)	2,114
89,786	Intertek Group plc (United Kingdom)	3,762
96,554	IPH Ltd. (Australia)	614
74,400	Nomura Co. Ltd. (Japan)	544
118,255	PageGroup plc (United Kingdom)*	570
39,400	Persol Holdings Co. Ltd. (Japan)	789
10,280	Randstad NV (Netherlands)	512
151,265	RELX plc (United Kingdom)	4,063
113,736	RWS Holdings plc (United Kingdom)	400
22,500	TechnoPro Holdings Inc. (Japan)*	540
4,773	Teleperformance (France)	1,279
		20,224
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
157,200	Daiwa House Industry Co. Ltd. (Japan)	3,167
46,176	Singapore Land Group Ltd (Singapore)	71
195,500	Swire Pacific Ltd. (Hong Kong)	1,297
		4,535
ROAD & RAIL—1.6%
78,162	Canadian Pacific Railway Ltd. (Canada)	5,827
23,900	East Japan Railway Co. (Japan)	1,273
360,600	Localiza Rent A Car Ltd. (Brazil)*	4,924
1,013	Localiza Rent A Car SA (Brazil)*	14
208,739	National Express Group plc (United Kingdom)*	405
105,000	Senko Group Holdings Co. Ltd. (Japan)	701
		13,144
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.8%
65,200	ASM Pacific Technology Ltd. (Hong Kong)	359
13,096	ASML Holding NV (Netherlands)	6,143
87,000	MediaTek Inc. (Taiwan)	1,586
193,700	Renesas Electronics Corp. (Japan)*	1,620
15,900	ROHM Co. Ltd. (Japan)	1,117
56,259	SK Hynix Inc. (South Korea)	3,257
699,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	8,404
		22,486
SOFTWARE—0.9%
18,157	Aveva Group plc (United Kingdom)	650
3,968	Constellation Software Inc. (Canada)	5,738
20,600	Oracle Corp. Japan (Japan)	1,097
		7,485
SPECIALTY RETAIL—1.3%
22,700	ABC-Mart Inc. (Japan)	1,012
1,344,700	Esprit Holdings Ltd. (Hong Kong)*	104
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
1,843,995	Pepkor Holdings Ltd. (South Africa)[1]	$2,279
252,942	Pets at Home Group plc (United Kingdom)	836
56,700	USS Co. Ltd. (Japan)	855
106,555	WH Smith plc (United Kingdom)*	1,441
1,008,500	Zhongsheng Group Holdings Ltd (China)	3,828
		10,355
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.5%
469,000	Advantech Co. Ltd. (Taiwan)	4,249
23,147	Logitech International SA (Switzerland)	1,151
18,469	Quadient SA (France)	260
155,422	Samsung Electronics Co Ltd. (South Korea)	6,469
		12,129
TEXTILES, APPAREL & LUXURY GOODS—2.2%
13,830	Adidas AG (Germany)	1,350
38,920	Cie Financiere Richemont SA (Switzerland)	3,804
29,783	EssilorLuxottica SA (France)	4,710
54,595	Gildan Activewear Inc. (Canada)	1,723
456,500	Li Ning Co. Ltd. (China)	2,361
297,900	Samsonite International SA (Hong Kong)*,1	640
362,700	Shenzhou International Group Holdings Ltd. (China)	2,518
1,040,746	Stella International Holdings Ltd. (Hong Kong)	1,008
		18,114
THRIFTS & MORTGAGE FINANCE—1.0%
262,897	Housing Development Finance Corp. Ltd. (India)	7,861
TOBACCO—0.4%
13,597	British American Tobacco plc (United Kingdom)	537
231,827	Swedish Match AB (Sweden)	2,384
		2,921
TRADING COMPANIES & DISTRIBUTORS—1.6%
436,100	BOC Aviation Ltd. (China)[1]	2,918
47,285	Brenntag SE (Germany)	2,869
107,857	Bunzl plc (United Kingdom)	3,515
101,642	Finning International Inc. (Canada)	2,161
61,900	ITOCHU Corp. (Japan)	1,600
		13,063
TRANSPORTATION INFRASTRUCTURE—0.9%
89,795	Getlink SE (France)	1,421
321,688	Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)	4,989
50,200	Mitsubishi Logistics Corp. (Japan)	1,102
		7,512
WIRELESS TELECOMMUNICATION SERVICES—0.4%
50,800	KDDI Corp. (Japan)	1,501
34,971	Rogers Communications Inc. (Canada)	1,456
		2,957
TOTAL COMMON STOCKS
(Cost $867,517)		787,960

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
PREFERRED STOCKS—0.2%
(Cost $2,278)
Shares		Value
AUTOMOBILES—0.2%
13,540	Volkswagen AG (Germany)	$1,733
TOTAL INVESTMENTS—97.8%
(Cost $869,795)		789,693
CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		18,043
TOTAL NET ASSETS—100.0%		$807,736

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2022 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$25,335	$—	$25,335
Europe	181	331,345	—	331,526
Latin America	36,880	—	—	36,880
Middle East/Central Asia	15,834	24,931	—	40,765
North America	88,710	—	—	88,710
Pacific Basin	5,565	259,179	—	264,744
Preferred Stocks
Europe	—	1,733	—	1,733
Total Investments in Securities	$147,170	$642,523	$—	$789,693
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2022. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2021 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 10/31/2022 (000s)	Unrealized Gain/(Loss) as of 10/31/2022 (000s)
Common Stocks	$3,372	$314	$(629)	$—	$99	$(914)	$—	$(2,242)	$—	$(11,469)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2022 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Severstal PJSC GDR (Russia)	$ —	Market Approach	Estimated Recovery Value	$ 0.00
X5 Retail Group NV GDR (Russia)	—	Market Approach	Estimated Recovery Value	$ 0.00
$—

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
*	Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $17,414 or 2% of net assets.

2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

3	All or a portion of this security was out on loan as of October 31, 2022.
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing or transferred from Level 3 to Level 2 due to availability of observable market data for pricing
The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Equity Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management Limited
Management’s Discussion of
Fund Performance
Market Review
The year under review has been a difficult one for equity markets generally and for Emerging Markets in particular, with the MSCI Emerging Markets (EM) Index (the “Index”) returning -31.02% (USD terms) over the period. However, this average hides substantial differences within and between the sub-regions.
Within Emerging Asia, which averaged 78.34% of the Index over the year and returned -34.47%, Indonesia performed well, averaging 1.77% of the Index and delivering positive performance of 5.89% (USD terms) following improvements in local conditions, but all other countries in the region declined as the global outlook worsened. China was the big story, both in the region and the benchmark, due to its substantial weight in the Index (31.91% of the Index, on average, over the period) and the depth of its decline (-47.90% USD terms). Ongoing COVID-19 restrictions due to the country’s “zero tolerance” approach to the disease as well as worries about global growth, inflation and rising interest rates in a heavily leveraged economy resulted in a sharp market decline, exacerbated by an increasingly authoritarian tone from the government.
The Emerging Americas markets, which averaged 8.10% of the index, rose, delivering a return of 16.12% in USD terms over the period. Almost all markets generated positive returns, as the price of most commodities has been elevated. However, Colombia and Argentina were notable outliers, falling due to idiosyncratic issues.
Emerging Europe, the Middle East and Africa (“EMEA”) was more of a mixed bag. The Emerging European markets have been hit hard by the conflict in the Ukraine. Not only has this led to enormous numbers of refugees, but a substantial amount of trade has been curtailed and resources have been diverted to supporting the Ukrainian defense effort. The African markets of Egypt and South Africa also declined; the former at least in part due to its reliance on Ukrainian and Russian grain to feed its population and the latter due to ongoing infrastructure issues leading to water and power shortages as well as strikes in some of its main industries. Conversely, the Middle East fared well. Turkey was the best performing market in the index over the period. Despite inflation of over 80%, the country has cut interest rates twice during the quarter and growth rates are high following very poor performance over recent years. The markets of the Gulf also performed well, benefitting from high energy prices.
Performance
Harbor Emerging Markets Equity Fund returned -32.39% (Retirement Class), -32.42% (Institutional Class), and -32.69% (Investor Class) during the year ended October 31, 2022, while the MSCI Emerging Markets (ND) Index returned -31.03% (USD terms). Regionally, allocation between regions was beneficial, with every region except Emerging EMEA (which was neutral) contributing positively. Stock selection was positive in Korea, Mexico and Brazil; however, stock selection in most other countries lagged, and positions in developed-market-listed stocks (which must either operate predominantly in, or make the preponderant part of their revenue from, Emerging Markets to be included in the Fund) in particular held performance back. At the sector level, stock selection once again lagged, with good performance in Information Technology outweighed by underperformance in other sectors, particularly Industrials, Materials and Consumer Staples. This was largely offset by good allocation between sectors, itself a residual of stock selection rather than a top-down target, with most positions being positive to performance, particularly the underweight to Communication Services and overweight positions in Industrials and Financials; however, the underweight to Utilities held back returns.
At the stock level, Russian names appear among the largest negative contributors to performance. With the onset of the conflict with Ukraine and the imposition of sanctions, Russia was removed from MSCI’s range of indices. The portfolio had limited exposure to Russia at the time, so the overall impact on relative performance has been minimal, indeed the underweight was beneficial from a relative perspective. Lack of exposure to most Russian index names, notably giants Gazprom and Sberbank, was therefore strongly positive. However, the portfolio held

Harbor Emerging Markets Equity Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Emerging Markets Equity Fund
Retirement Class[1,2]	-32.39%	-0.92%	0.68%
Institutional Class[1]	-32.42	-1.01	0.62
Investor Class[1]	-32.69	-1.36	0.25
Comparative Index
MSCI Emerging Markets (ND)[1]	-31.03%	-3.09%	0.17%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.88% (Net) and 1.47% (Gross) (Retirement Class); 0.96% (Net) and 1.55% (Gross) (Institutional Class); 1.21% (Net) and 1.80% (Gross) (Administrative Class); and 1.32% (Net) and 1.91% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
two Russian positions; Severstal, one of Russia’s largest steel producers, and X5 Retail, which operates convenience stores and hypermarkets. Both positions have been written down to a nominal value and are significant negatives as a result.
Financials appear prominently amongst top performing positions. Indonesia’s PT Bank reported strong earnings recently and is experiencing a post-pandemic surge in demand. It is also benefitting from regulatory reform in Indonesia. HDFC Bank, India’s largest private sector bank focused on consumer and commercial loans, is merging with HDFC Limited, India’s largest private sector mortgage company (and another portfolio holding). After the announcement in early April, the value of both companies initially spiked before falling away on fears over growth in an increasingly inflationary environment; however, the HDFC Bank reported strong earnings growth during the third quarter and the share price responded positively. Brazil’s market bounced back substantially as political uncertainty moderated and commodity price volatility reduced, benefitting B3, the country’s stock exchange and Porto Seguro, an insurer. Mexico’s Banorte reported stronger earnings, profits and loan growth than expected by investors, buoying its share price over the quarter.
At the bottom of the performance table Shenzhou International, a Chinese manufacturer, primarily of apparel, performed poorly. The company has suffered shutdowns due to Chinese COVID-19 outbreaks, and issued a profit warning in March, substantially reducing earnings guidance. Sea, a Singapore listed e-commerce and entertainment business, fell sharply after deciding to downsize its operations in Latin America, India and Europe to restore profitability. The share price of Techtronic Industries, a Hong Kong-listed producer of power tools, floorcare and cleaning products, has also declined substantially. Despite the company generating outstanding results, the market – ever forward looking – has determined that the global environment is not supportive for the company at present. The risk of recession, interest rate increases and the likely resultant fall in housing market transactions have driven negative sentiment towards the stock.
Outlook & Strategy
Marathon Asset Management Limited remains committed to the implementation of its bottom-up analytical efforts within the capital cycle investment framework and, therefore, is seeking to invest in companies that exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last year should highlight the shortfalls of spending too much energy on forecasted outlooks; the Portfolio Managers are not looking to react to market volatility, rather placing emphasis on trusting the longstanding investment process that they have been committed to over the Subadvisor’s 35 plus year history with low levels of investment turnover.

1	The “Life of Fund” return as shown reflects the period 11/01/2013 through October 31, 2022.
2
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Marathon Asset Management Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Equity Fund
Portfolio of Investments—October 31, 2022

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2022, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—102.4%
Shares		Value
AIRLINES—1.8%
1,502	Copa Holdings SA (Panama)*	$113
BANKS—17.8%
1,210	Capitec Bank Holdings Ltd. (South Africa)	125
23,400	Grupo Financiero Banorte SAB de CV (Mexico)*	191
5,219	HDFC Bank Ltd. ADR (India)[1]	325
569,800	PT Bank Central Asia TBK (Indonesia)	322
5,176	Shinhan Financial Group Co. Ltd. (South Korea)*	132
		1,095
CHEMICALS—0.0%
2,684,000	Tianhe Chemicals Group Ltd. (Hong Kong)*	—[x]
CONSTRUCTION MATERIALS—0.3%
5,200	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A (China)	18
DIVERSIFIED FINANCIAL SERVICES—5.1%
74,400	B3 Brasil Bolsa Balcao SA (Brazil)*	217
21,025	Chailease Holding Co. Ltd. (Taiwan)	97
		314
ELECTRICAL EQUIPMENT—1.7%
7,221	Havells India Ltd. (India)*	106
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.7%
21,000	Delta Electronics Inc. (Taiwan)	167
FOOD & STAPLES RETAILING—3.9%
8,441	Bid Corp. Ltd. (South Africa)	136
6,166	Clicks Group Ltd. (South Africa)	104
9,353	X5 Retail Group NV GDR (Russia)	—[x]
		240
FOOD PRODUCTS—2.3%
43,000	China Mengniu Dairy Co. Ltd. (China)*	138
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—1.9%
21,066	Midea Group Co. Ltd. (China)	$116
INSURANCE—6.8%
37,200	AIA Group Ltd. (Hong Kong)	282
29,977	Porto Seguro SA (Brazil)*	135
		417
INTERACTIVE MEDIA & SERVICES—0.8%
640	Baidu Inc. ADR (China)*,1	49
INTERNET & DIRECT MARKETING RETAIL—3.9%
1,579	Naspers Ltd. (South Africa)*	163
11,199	Vipshop Holdings Ltd. ADR (China)*,1	78
		241
IT SERVICES—6.2%
9,327	Infosys Ltd. ADR (India)[1]	174
5,378	Tata Consultancy Services Ltd. (India)	207
		381
MACHINERY—4.7%
34,900	Sany Heavy Industry Co. Ltd. (China)	65
14,000	Techtronic Industries Co. Ltd. (Hong Kong)	132
94,000	Weichai Power Co. Ltd. (China)	90
		287
METALS & MINING—8.3%
8,689	African Rainbow Minerals Ltd. (South Africa)	122
967	Anglo American Platinum Ltd. (South Africa)	77
7,102	First Quantum Minerals Ltd. (Canada)	125
21,345	Severstal PJSC GDR (Russia)	—[x]
3,905	Southern Copper Corp. (Peru)	184
		508

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—3.7%
16,579	Dabur India Ltd. (India)	$111
18,002	Marico Ltd. (India)	115
		226
ROAD & RAIL—2.4%
10,800	Localiza Rent A Car Ltd. (Brazil)*	147
57	Localiza Rent A Car SA (Brazil)*	1
		148
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.2%
281	ASML Holding NV (Netherlands)	132
3,000	MediaTek Inc. (Taiwan)	55
1,777	SK Hynix Inc. (South Korea)	103
23,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	276
		566
SPECIALTY RETAIL—2.8%
58,576	Pepkor Holdings Ltd. (South Africa)[2]	72
26,500	Zhongsheng Group Holdings Ltd (China)	101
		173
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.5%
15,000	Advantech Co. Ltd. (Taiwan)	136
4,907	Samsung Electronics Co Ltd. (South Korea)	204
		340
TEXTILES, APPAREL & LUXURY GOODS—2.5%
14,000	Li Ning Co. Ltd. (China)	72
11,500	Shenzhou International Group Holdings Ltd. (China)	80
		152
THRIFTS & MORTGAGE FINANCE—4.0%
8,300	Housing Development Finance Corp. Ltd. (India)	248
TRADING COMPANIES & DISTRIBUTORS—1.5%
13,800	BOC Aviation Ltd. (China)[2]	92
TRANSPORTATION INFRASTRUCTURE—2.6%
10,157	Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)	158
TOTAL COMMON STOCKS
(Cost $9,124)		6,293
TOTAL INVESTMENTS—102.4%
(Cost $9,124)		6,293
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.4)%		(149)
TOTAL NET ASSETS—100.0%		$6,144

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2022 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$799	$—	$799
Europe	—	132	—	132
Latin America	1,146	—	—	1,146
Middle East/Central Asia	499	787	—	1,286
North America	125	—	—	125
Pacific Basin	127	2,678	—	2,805
Total Investments in Securities	$1,897	$4,396	$—	$6,293
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2022. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2021 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2022 (000s)	Unrealized Gain/(Loss) as of 10/31/2022 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1,246)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2022 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Severstal PJSC GDR (Russia)[1]	$ —	Market Approach	Estimated Recovery	$ 0.00
Tianhe Chemicals Group Ltd. (Hong Kong)*	—	Market Approach	Estimated Recovery	HKD 0.00
X5 Retail Group NV GDR (Russia)[1]	—	Market Approach	Estimated Recovery	$ 0.00
$—

x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $164 or 3% of net assets.

h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
HKD	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
Management’s Discussion of
Fund Performance
Market Review
Global equities (measured by the MSCI All Country World (ND) Index (the “Index”)) declined during the period. A weakening macroeconomic environment beset with hawkish central bank policy spurred on by inflation, rising geopolitical tensions between the U.S./China, and the war in Ukraine weighed on the outlook for global growth. Management teams already had limited near-term visibility into operational trends due to pandemic related distortions, and the looming recession has only exacerbated these challenges. From a regional perspective, Latin America was the sole contributor to results and the U.S./Canada and Western Europe were the largest detractors from results. From a sector perspective, 10 out of 11 sectors fell during the period, with growth-oriented sectors taking the largest hit. Energy was the sole sector contributor to results and information technology and consumer discretionary sectors were the largest absolute detractors.
Performance
Harbor Global Leaders Fund returned -35.22% (Retirement Class), -35.27% (Institutional Class), -35.45% (Administrative Class), and -35.50% (Investor Class) in the year ended October 31, 2022, while the Index returned -19.96%. The Fund’s underperformance for the period was driven by both sector allocation and security selection. The currency and regional allocation effects were also modest contributors. Eastern Europe, a zero percent weight, was the top regional contributor to relative results. The U.S./Canada was the top relative detractor. From a sector perspective, real estate, a zero percent weight, and materials contributed most to relative results. Information technology and consumer discretionary were the top relative detractors.
On an absolute basis, the largest individual contributors to the Fund’s investment results were UnitedHealth Group, CoStar Group, Alimentation Couche-Tard, Visa, and Dollar General.
Shares of CoStar Group remained resilient. The company reported strong second quarter results in July where the company reported its third consecutive record sales quarter. Additionally, CoStar raised full-year growth guidance to 17 percent year-over-year, well ahead of its long-term 12-14 percent range and one percent ahead of our estimates. Growth was supported by continued acceleration in the Apartments.com business after multiple quarters of depressed advertising spending following the pandemic. Importantly, the company believes that U.S. construction trends should continue to create tailwinds for the business. As supply continues to exceed demand, property managers will need to increase advertising spend to reduce the numbers of vacant units further bolstering growth. Additionally, the company reported that its recent investments in residential markets are progressing strongly. Revenues of its Homesnap offerings continued to accelerate, growing by 40 percent year-over-year and CoStar announced the successful launch of CitySnap, the first quasi-MLS competitor for New York City. CitySnap already has over a million users and 37 percent of New York’s Real Estate Board’s over 12,000 agents. We believe the early success of these offerings serves as an effective proof-of-concept that CoStar can leverage in markets nationwide.
The largest absolute individual detractors from investment results were Cloudflare, Zur Rose, NAVER, Chegg, and Sea.
Investors reacted negatively in May to lower guidance for Chegg Services revenue, which fell to approximately zero percent growth year-over-year (ex-Busuu) versus previously implied guidance of 10 percent year-over-year growth. This marked an abrupt shift from the positive momentum that the company was seeing earlier in the year. First-quarter results were otherwise fine as Chegg Services revenues were up 14 percent year-over-year and adjusted earnings before interest, tax, depreciation, and amortization grew by eight percent annually putting sales in line with consensus estimates and profits approximately 10 percent above expectations. Looking ahead, we continue to view Chegg as a highly compelling business. We maintain

Harbor Global Leaders Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Global Leaders Fund
Retirement Class[1]	-35.22%	6.47%	9.75%
Institutional Class	-35.27	6.38	9.69
Administrative Class	-35.45	6.11	9.41
Investor Class	-35.50	5.99	9.29
Comparative Index
MSCI All Country World (ND)	-19.96%	5.24%	7.98%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.78% (Net) and 0.87% (Gross) (Retirement Class); 0.86% (Net) and 0.95% (Institutional Class); 1.11% (Net) and 1.20% (Gross) (Administrative Class); and 1.22% (Net) and 1.31% (Gross) (Investor Class). The Adviser has contractually agreed to waive 0.05% of its management fee and to limit the Total Annual Fund Operating Expenses, excluding interest expense (if any), effective through 02/28/2023.  The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
that a confluence of forces— in particular the over one million college students who have foregone or postponed enrollment in the last twelve months— is masking underlying U.S. growth for Chegg that will eventually return. International momentum continues to build with subscriptions growing 70 percent in the quarter, study pack adoption tracks above expectations, and the company sees strong retention and engagement rates which could support meaningful price increases. We believe all of these factors allow Chegg to still drive solid revenue growth even if U.S. subscriber growth were to halt.
Outlook & Strategy
Sands Capital Management, LLC seeks to construct a quality growth portfolio based on a diversity of growth drivers to create an idiosyncratic return stream. This diversity of growth drivers—when applied to businesses with varying degrees of growth magnitude and duration—can also reduce inter-portfolio correlations and overall Fund volatility.
We segment the Fund into three categories:
Higher growth - These are rapidly growing businesses with a wider cone of potential outcomes. These are typically companies that are established leaders with profitable operations, limited binary risk, and improving unit economics.
Compounders -These are established businesses with strong competitive moats that have highly visible above-average long-duration growth. These businesses are more insulated from economic cycles.
Growth cyclicals - These are above-average cross-cycle growth businesses with known sensitivity to industry or economic cycles. These companies have an additional emphasis on their competitive advantages, cash generation, and capital return abilities.
At the end of October 2022, the Fund had a 61 percent allocation to compounders, a 16 percent weight to growth cyclicals, and a 20 percent weight to higher growth. While we are not market timers, we do believe there is room to build a larger weight in our higher growth businesses over time and are evaluating opportunities to do so.
The weakness in equity markets conflicts with the fundamental progress exhibited by most of our businesses, in our view. We acknowledge the incremental slowdown in areas such as semiconductors, cloud computing, and advertising spend. However, we believe the secular trends that underlie growth in these areas are unchanged and that the Fund owns the leading businesses that are harnessing digitalization and innovation to offer products and services that increase efficiencies, reduce costs, and produce better outcomes. In our view, recent business results confirm that the Fund’s portfolio holdings are largely progressing towards achieving their earnings growth potential.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Global Leaders Fund
Portfolio of Investments—October 31, 2022

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2022, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—98.7%
Shares		Value
AEROSPACE & DEFENSE—2.8%
3,270	TransDigm Group Inc. (United States)*	$1,883
AUTO COMPONENTS—2.0%
15,157	Aptiv plc (United States)*	1,380
BANKS—3.2%
34,233	HDFC Bank Ltd. ADR (India)[1]	2,133
BIOTECHNOLOGY—2.1%
8,049	CSL Ltd. (Australia)	1,441
CAPITAL MARKETS—3.6%
191,383	Allfunds Group plc (Netherlands)	1,204
13,092	Intercontinental Exchange Inc. (United States)	1,251
		2,455
CHEMICALS—2.0%
5,986	Sika AG (Switzerland)	1,350
COMMERCIAL SERVICES & SUPPLIES—3.2%
350,572	Rentokil Initial plc (United Kingdom)	2,188
DIVERSIFIED CONSUMER SERVICES—3.7%
115,714	Chegg Inc. (United States)*	2,496
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.7%
6,560	Keyence Corp. (Japan)	2,474
ENTERTAINMENT—3.6%
42,430	Liberty Media Corp. (United Kingdom)*	2,449
FOOD & STAPLES RETAILING—3.7%
46,717	Alimentation Couche-Tard Inc. (Canada)	2,092
14,278	Zur Rose Group AG (Switzerland)*	385
		2,477
HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
9,066	Steris plc (United States)	1,565
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—3.5%
4,221	UnitedHealth Group Inc. (United States)	$2,343
INSURANCE—3.3%
297,300	AIA Group Ltd. (Hong Kong)	2,252
INTERNET & DIRECT MARKETING RETAIL—1.7%
64,714	Coupang Inc. (South Korea)*	1,118
IT SERVICES—11.8%
45,426	Cloudflare Inc. (United States)*	2,558
4,586	Globant SA (Argentina)*	865
42,595	Shopify Inc. (Canada)*	1,458
14,938	Visa Inc. (United States)	3,095
		7,976
LIFE SCIENCES TOOLS & SERVICES—7.9%
3,872	Bio-Techne Corp. (United States)	1,147
11,549	Iqvia Holdings Inc. (United States)*	2,422
3,369	Lonza Group AG (Switzerland)	1,734
		5,303
MEDIA—3.9%
7,248	Charter Communications Inc. (United States)*	2,664
PHARMACEUTICALS—2.2%
10,064	Zoetis Inc. (United States)	1,517
PROFESSIONAL SERVICES—6.2%
36,135	CoStar Group Inc. (United States)*	2,989
39,350	Recruit Holdings Co. Ltd. (Japan)	1,211
		4,200
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.0%
27,427	Entegris Inc. (United States)	2,176
11,729	Texas Instruments Inc. (United States)	1,884
		4,060
SOFTWARE—13.3%
1,746	Constellation Software Inc. (Canada)	2,525

Harbor Global Leaders Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
10,681	Microsoft Corp. (United States)	$2,480
7,561	Roper Technologies Inc. (United States)	3,134
1,940	ServiceNow Inc. (United States)*	816
		8,955
TRADING COMPANIES & DISTRIBUTORS—3.0%
80,100	Monotaro Co. Ltd. (Japan)	1,216
7,017	Siteone Landscape Supply Inc. (United States)*	813
		2,029
TOTAL COMMON STOCKS
(Cost $66,257)		66,708
TOTAL INVESTMENTS—98.7%
(Cost $66,257)		66,708
CASH AND OTHER ASSETS, LESS LIABILITIES—1.3%		845
TOTAL NET ASSETS—100.0%		$67,553

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2022 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,449	$6,861	$—	$9,310
Latin America	865	—	—	865
Middle East/Central Asia	2,133	—	—	2,133
North America	44,688	—	—	44,688
Pacific Basin	1,118	8,594	—	9,712
Total Investments in Securities	$51,253	$15,455	$—	$66,708
There were no Level 3 Investments at October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
Management’s Discussion of
Fund Performance
Market review
In the twelve months ended October 31, 2022, the leveraged debt markets have gone through a major transition as interest rate increases have hurt fixed income, equity market returns, and slowed new financing. Despite these factors default rates have stayed low in the market and credit ratings upgrades have outpaced downgrades.  While recession concerns have increased, the large wave of refinancing that occurred from the latter half 2020 through year end 2021 has pushed maturity walls to relatively low levels for the next two years, versus historical levels. This has appeared to push out concern over a spike in defaults. With a record dollar amount of high yield bonds being upgraded to investment grade debt retirements and a low amount of new issuance, the face amount of the high yield bond market as measured by the ICE BofA U.S. Non-Distressed High Yield (H0ND) Index (the “Index”), has declined by about 8% in the last year after steadily growing the two years before that. We believe this could develop into an attractive technical for the market as higher yields and lower average dollar prices, that have been typical during the last decade, may attract interest.
Throughout this past year, the spread to worst on the Index widened about 73 bps to 389 bps. However, with the dramatic move in Treasury rates the yield to worst on the same Index has moved 407 bps to 8.18%. The overall return on the Index was -10.9 % for the 12 months ended October 31, 2022. While all rating tiers posted negative returns, the CCC tier of the market was the worst performer during the period with a return of -12.4%, versus single Bs, which were the best performing rating tier being down 9.9%. With interest rates playing such a large role in the market sell-off, performance by duration tier was more differentiated than by rating tier. The longer duration tiers of the market (bonds having an option-adjusted duration (“OAD”) of 6-8 years) were down about 15.9% in return, while the portion of the market with an OAD of 1-2 years was down 2.5%.
During the last twelve months, no sector had positive performance, however there was significant divergence in performance by sector with approximately a 1100 bp difference in return between the top performing sector and the weakest. The best performing sector in the Index was Oil & Gas which had a return of -3.6%, while the Healthcare sector had the worst performance of -15%.
performance
Harbor High-Yield Bond Fund returned -9.37% (Retirement Class), -9.44% (Institutional Class), -9.73% (Administrative Class), and -9.83% (Investor Class), outperforming the Index’s return of -10.93%. The Fund’s selection in all rating categories added positive attribution performance relative to the Index. The overweight in CCCs was a detraction and the underweight in BBs was a positive in attribution relative to the Index. The Fund’s overweight in shorter duration categories with an option-adjusted duration (OAD) 2 years and shorter was a relative contributor to performance, while the overweight in holdings with a duration greater than 8 years was a detractor. By sector, the Fund’s largest contributor relative to the Index was Healthcare due to selection, while the overweight in the asset class was the largest detractor. Materials was the largest detractor relative to the Index due to selection, the underweight in the sector was a modest detractor. Out-of-Index positions including bank loans, convertible bonds, and BBB rated issues contributed a relatively small positive attribution, with bank loans being the biggest contributor and converts the biggest detractor.

Harbor High-Yield Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofA U.S. Non-Distressed High Yield Index (H0ND) and the ICE BofA U.S. High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor High-Yield Bond Fund
Retirement Class[1]	-9.37%	2.00%	3.43%
Institutional Class	-9.44	1.93	3.38
Administrative Class	-9.73	1.66	3.12
Investor Class	-9.83	1.54	2.99
Comparative Indices
ICE BofA U.S. High Yield (H0A0)	-11.45%	1.90%	4.07%
ICE BofA U.S. Non-Distressed High Yield (H0ND)	-10.93	2.07	4.18
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.57% (Net) and 0.66% (Gross) (Retirement Class); 0.65% (Net) and 0.74% (Gross) (Institutional Class); 0.90% (Net) and 0.99% (Gross) (Administrative Class); and 1.01% (Net) and 1.10% (Gross) (Investor Class).  The Adviser has contractually agreed to reduce the management fee to 0.508% through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Outlook & Strategy
Investors’ struggle to assess the impact of rising rates and recessionary trends will likely remain a key factor for a portion of the next year. However, we believe due to the relatively low maturity walls in the next year default rates should stay below historical levels. It is our opinion that this expectation of low default rates and the overall higher percentage of BBs in the market, relative to the last two decades, is part of the reason why spreads have only widened modestly. However, yields are at high levels relative to recent history and the average price is fairly low, which could attract increased interest from investors in the asset class. In our opinion with such a large discount in price, early debt retirements and/or spread tightening could lead to an acceleration of the accretion in this discount and potentially enhance returns.

Harbor High-Yield Bond Fund
Manager’s Commentary—Continued

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
All investments involve risk including the possible loss of principal. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. There is a greater risk that the Funds will lose money because they invest in below- investment grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid. Because the Funds may invest in securities of foreign issuers, an investment in the Funds is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by government bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.

Harbor High-Yield Bond Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Principal Amounts, Value and Cost in Thousands
BANK LOAN OBLIGATIONS—6.5%
Principal Amount		Value
AEROSPACE & DEFENSE—0.2%
	TransDigm Inc.
	Term Loan F
$260	5.924% (3 Month USD LIBOR + 2.250) 12/09/2025[1]	$255
	Term Loan G
193	5.924% (3 Month USD LIBOR + 2.250) 08/22/2024[1]	190
		445
AIRLINES—0.4%
	AAdvantage Loyalty IP Ltd.
	Term Loan
319	8.993% (3 Month USD LIBOR + 4.750) 04/20/2028[1]	316
	Mileage Plus Holdings LLC
	Term Loan B
786	8.777% (3 Month USD LIBOR + 5.250) 06/20/2027[1]	805
		1,121
AUTO COMPONENTS—0.2%
	Clarios Global LP
	Term Loan B
512	7.004% (1 Month USD LIBOR + 3.250) 04/30/2026[1]	500
CAPITAL MARKETS—0.2%
	Edelman Financial Engines Center LLC
	Second-Lien Term Loan
733	10.504% (1 Month USD LIBOR + 6.750) 07/20/2026[1]	668
CHEMICALS—0.2%
	SCHIH Salt Holdings Inc.
	Term Loan B
628	8.415% (3 Month USD LIBOR + 4.000) 03/16/2027[1]	594
COMMERCIAL SERVICES & SUPPLIES—0.1%
	Garda World Security Corp
	Term Loan B
392	7.240% (1 Month USD LIBOR + 4.250) 10/30/2026[1]	375
CONTAINERS & PACKAGING—0.8%
	Mauser Packaging Solutions Holding Co.
	Term Loan B
2,261	6.378% (1 Month USD LIBOR + 3.250) 04/03/2024[1]	2,151
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
DIVERSIFIED FINANCIAL SERVICES—0.1%
	The Advisor Group Inc
	Term Loan
$211	8.250% (1 Month USD LIBOR + 450.000) 07/31/2026	$203
ENTERTAINMENT—0.3%
	William Morris Endeavor Entertainment LLC
	First-Lien Term Loan B
1,004	6.510% (1 Month USD LIBOR + 2.750) 05/18/2025[1]	977
HEALTH CARE PROVIDERS & SERVICES—0.3%
	LifePoint Health Inc.
	First-Lien Term Loan B
398	8.165% (3 Month USD LIBOR + 3.750) 11/16/2025[1]	353
	Surgery Center Holdings Inc.
	Term Loan
599	7.070% (1 Month USD LIBOR + 3.750) 08/31/2026[1]	574
		927
HEALTH CARE TECHNOLOGY—0.2%
	Verscend Holding Corp.
	Term Loan B
620	7.754% (1 Month USD LIBOR + 4.000) 08/27/2025[1]	612
HOTELS, RESTAURANTS & LEISURE—0.5%
	Caesars Resort Collection LLC
	Term Loan B
329	6.504% (1 Month USD LIBOR + 2.750) 12/23/2024[1]	325
	IRB Holding Corp.
	Term Loan B
1,165	6.504% (1 Month USD LIBOR + 2.750) 02/05/2025[1]	1,150
		1,475
INSURANCE—0.3%
	Asurion LLC
	Term Loan B7
175	6.754% (1 Month USD LIBOR + 3.000) 11/03/2024[1]	165
	Second-Lien Term Loan B3
249	9.004% (1 Month USD LIBOR + 5.250) 02/03/2028[1]	177
	Second-Lien Term Loan B4
429	9.004% (1 Month USD LIBOR + 5.250) 01/15/2029[1]	303
		645

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
INSURANCE—Continued
	HUB International Ltd.
	Term Loan B
$317	7.527% (3 Month USD LIBOR + 3.250) 04/25/2025[1]	$311
		956
IT SERVICES—0.3%
	OPTIV Security Inc.
	First-Lien Term Loan
592	7.420% (3 Month USD LIBOR + 3.250) 02/01/2024[1]	569
	Second-Lien Term Loan
230	11.420% (3 Month USD LIBOR + 7.250) 01/31/2025[1]	215
		784
MEDIA—0.3%
	CSC Holdings LLC
	Term Loan B
379	5.662% (1 Month USD LIBOR + 2.250) 07/17/2025[1]	368
	DIRECTV Financing LLC
	Term Loan
283	8.754% (1 Month USD LIBOR + 5.000) 08/02/2027[1]	269
	Learfield Communications LLC
	Term Loan B
375	7.010% (1 Month USD LIBOR + 3.250) 12/01/2023[1]	302
		939
PHARMACEUTICALS—0.2%
	Bausch + Lomb Corp.
	Term Loan
473	6.618% (1 Month CME Term SOFR + 3.250) 05/10/2027[1]	444
PROFESSIONAL SERVICES—0.4%
	Deerfield Dakota Holding LLC
	Term Loan B
538	7.479% (1 Month CME Term SOFR + 3.750) 04/09/2027[1,2]	510
	Pre-Paid Legal Services Inc.
	Term Loan
564	6.820% (1 Month USD LIBOR + 3.750) 12/15/2028[1]	548
		1,058
ROAD & RAIL—0.1%
	XPO Logistics Inc.
	Term Loan
370	4.936% (1 Month USD LIBOR + 1.750) 02/24/2025[1]	365
SOFTWARE—1.2%
	Boxer Parent Co Inc.
	Term Loan
861	7.504% (1 Month USD LIBOR + 3.750) 10/02/2025[1]	830
	Finastra USA Inc.
	Term Loan B
1,222	4.739% (3 Month USD LIBOR + 3.500) 06/13/2024[1]	1,110
	Term Loan
752	10.621% (3 Month USD LIBOR + 7.250) 06/13/2025[1]	562
		1,672
	Hyland Software Inc.
	Term Loan
89	7.254% (1 Month USD LIBOR + 3.500) 07/01/2024[1]	87
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
SOFTWARE—Continued
	The Ultimate Software Group Inc.
	Second-Lien Term Loan
$794	8.998% (3 Month USD LIBOR + 5.250) 05/03/2027[1]	$735
		3,324
SPECIALTY RETAIL—0.2%
	Michaels Cos. Inc.
	Term Loan B
702	7.924% (3 Month USD LIBOR + 4.250) 04/15/2028[1]	547
TOTAL BANK LOAN OBLIGATIONS
(Cost $19,206)		18,465

CONVERTIBLE BONDS—5.1%
AIRLINES—0.3%
	Jetblue Airways Corp.
250	0.500%—04/01/2026	186
	Spirit Airlines Inc.
951	1.000%—05/15/2026	790
		976
AUTOMOBILES—0.1%
	Ford Motor Co.
254	0.000%—03/15/2026[3]	257
BIOTECHNOLOGY—0.1%
	Exact Sciences Corp.
553	0.375%—03/15/2027	393
DIVERSIFIED CONSUMER SERVICES—0.1%
	Chegg Inc.
171	0.000%—09/01/2026[3]	134
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
	Liberty Latin America Ltd.
397	2.000%—07/15/2024	354
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	Redfin Corp.
800	0.500%—04/01/2027	336
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Integra Lifesciences Holdings Corp.
295	0.500%—08/15/2025	275
	Nuvasive Inc.
310	0.375%—03/15/2025	269
		544
HEALTH CARE TECHNOLOGY—0.2%
	Livongo Health Inc.
574	0.875%—06/01/2025	498
HOTELS, RESTAURANTS & LEISURE—0.4%
	Airbnb Inc.
161	0.000%—03/15/2026[3]	135
	DraftKings Inc.
546	0.000%—03/15/2028[3]	347
	NCL Corp Ltd.
401	1.125%—02/15/2027[2]	308
	Vail Resorts Inc.
300	0.000%—01/01/2026[3]	267
		1,057

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERACTIVE MEDIA & SERVICES—0.2%
	Snap Inc.
$675	0.000%—05/01/2027[3]	$468
INTERNET & DIRECT MARKETING RETAIL—0.4%
	Etsy Inc.
287	0.125%—09/01/2027	249
331	0.250%—06/15/2028	258
		507
	Wayfair Inc.
774	0.625%—10/01/2025	511
		1,018
IT SERVICES—0.5%
	Block Inc.
371	0.125%—03/01/2025	346
474	0.250%—11/01/2027	356
		702
	DigitalOcean Holdings Inc.
554	0.000%—12/01/2026[2,3]	408
	Okta Inc.
539	0.375%—06/15/2026	430
		1,540
LEISURE PRODUCTS—0.2%
	Peloton Interactive Inc.
758	0.000%—02/15/2026[3]	546
MEDIA—0.2%
	Dish Network Corp.
681	2.375%—03/15/2024	620
ROAD & RAIL—0.1%
	Uber Technologies Inc.
368	0.000%—12/15/2025[3]	306
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.0%
	Enphase Energy Inc.
60	0.000%—03/01/2026[3]	74
SOFTWARE—1.6%
	Alarm.com Holdings Inc.
90	0.000%—01/15/2026[3]	74
	Alteryx Inc.
344	1.000%—08/01/2026	279
	Bentley Systems Inc.
452	0.375%—07/01/2027	354
	Blackline Inc.
408	0.000%—03/15/2026[3]	332
	Coupa Software Inc.
320	0.125%—06/15/2025	274
	Dropbox Inc.
306	0.000%—03/01/2026[3]	272
	Envestnet Inc. Co.
308	0.750%—08/15/2025	263
	Jamf Holding Corp
322	0.125%—09/01/2026	265
	Pegasystems Inc.
517	0.750%—03/01/2025	433
	Q2 Holdings Inc.
303	0.750%—06/01/2026	246
	Rapid7 Inc.
310	0.250%—03/15/2027	246
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	RingCentral Inc.
$737	0.000%—03/15/2026[3]	$566
	Splunk Inc.
839	1.125%—09/15/2025-06/15/2027	737
	Verint Systems Inc.
290	0.250%—04/15/2026	249
		4,590
SPECIALTY RETAIL—0.3%
	Liberty Interactive LLC
1,675	3.750%—02/15/2030	770
TOTAL CONVERTIBLE BONDS
(Cost $16,776)		14,481

CORPORATE BONDS & NOTES—84.6%
AEROSPACE & DEFENSE—2.3%
	Bombardier Inc.
191	7.500%—03/15/2025[2]	188
	Howmet Aerospace Inc.
156	5.125%—10/01/2024	154
	Spirit Aerosystems Inc.
141	5.500%—01/15/2025[2]	137
	TransDigm Inc.
2,244	6.250%—03/15/2026[2]	2,217
998	6.375%—06/15/2026	964
1,145	8.000%—12/15/2025[2]	1,167
		4,348
	TransDigm UK Holdings plc
966	6.875%—05/15/2026	944
	Triumph Group Inc.
675	8.875%—06/01/2024[2]	683
		6,454
AIR FREIGHT & LOGISTICS—0.1%
	GXO Logistics Inc.
500	2.650%—07/15/2031	358
AUTO COMPONENTS—2.5%
	Allison Transmission Inc.
857	3.750%—01/30/2031[2]	686
	American Axle & Manufacturing Inc.
703	5.000%—10/01/2029	572
157	6.500%—04/01/2027	145
		717
	Clarios Global LP / Clarios US Finance Co.
242	6.250%—05/15/2026[2]	235
1,025	8.500%—05/15/2027[2]	1,006
		1,241
	Dana Financing Luxembourg Sarl
860	5.750%—04/15/2025[2]	837
	Goodyear Tire & Rubber Co.
109	4.875%—03/15/2027	99
1,319	5.000%—05/31/2026-07/15/2029	1,218
96	5.625%—04/30/2033	81
496	9.500%—05/31/2025	516
		1,914

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTO COMPONENTS—Continued
	Tenneco Inc.
$597	5.125%—04/15/2029[2]	$593
33	7.875%—01/15/2029[2]	33
		626
	ZF North America Capital Inc.
1,148	4.750%—04/29/2025[2]	1,076
		7,097
AUTOMOBILES—3.0%
	Ford Motor Co.
1,127	4.750%—01/15/2043	787
376	5.291%—12/08/2046	279
1,378	9.625%—04/22/2030	1,540
		2,606
	Ford Motor Credit Co. LLC
486	3.625%—06/17/2031	379
1,446	4.125%—08/17/2027	1,287
450	4.950%—05/28/2027	413
607	5.125%—06/16/2025	587
		2,666
	Jaguar Land Rover Automotive plc
583	5.500%—07/15/2029[2]	413
500	5.625%—02/01/2023[2]	491
476	5.875%—01/15/2028[2]	353
676	7.750%—10/15/2025[2]	625
		1,882
	THOR Industries Inc.
1,441	4.000%—10/15/2029[2]	1,167
		8,321
BEVERAGES—0.2%
	Triton Water Holdings Inc.
794	6.250%—04/01/2029[2]	603
BUILDING PRODUCTS—0.4%
	Eco Material Technologies Inc.
827	7.875%—01/31/2027[2]	774
	Standard Industries Inc.
533	3.375%—01/15/2031[2]	400
		1,174
CAPITAL MARKETS—0.9%
	CTR Partnership LP / CareTrust Capital Corp.
133	3.875%—06/30/2028[2]	112
	Global Infrastructure Solutions Inc.
449	5.625%—06/01/2029[2]	333
457	7.500%—04/15/2032[2]	339
		672
	GrafTech Finance Inc.
448	4.625%—12/15/2028[2]	364
	Metis Merger Sub LLC
756	6.500%—05/15/2029[2]	608
	RP Escrow Issuer LLC
862	5.250%—12/15/2025[2]	647
		2,403
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CHEMICALS—3.0%
	Avient Corp.
$456	5.750%—05/15/2025[2]	$447
496	7.125%—08/01/2030[2]	475
		922
	Celanese US Holdings LLC
610	6.379%—07/15/2032	556
	Cheever Escrow Issuer LLC
358	7.125%—10/01/2027[2]	329
	Consolidated Energy Finance SA
371	5.625%—10/15/2028[2]	312
	Illuminate Buyer LLC / Illuminate Holdings IV Inc.
748	9.000%—07/01/2028[2]	633
	Ineos Quattro Finance 2 plc
749	3.375%—01/15/2026[2]	635
	Methanex Corp.
1,460	5.125%—10/15/2027	1,335
	NOVA Chemicals Corp.
316	4.875%—06/01/2024[2]	308
	PMHC II Inc.
1,200	9.000%—02/15/2030[2]	793
	Polar US Borrower LLC / Schenectady International Group Inc.
1,021	6.750%—05/15/2026[2]	489
	SCIH Salt Holdings Inc.
270	4.875%—05/01/2028[2]	235
	SCIL IV LLC / SCIL USA Holdings LLC
444	5.375%—11/01/2026[2]	354
	Standard Industries Inc.
393	4.375%—07/15/2030[2]	319
	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc.
705	5.375%—09/01/2025[2]	546
	Tronox Inc.
536	4.625%—03/15/2029[2]	415
	WR Grace Holdings LLC
268	5.625%—08/15/2029[2]	208
		8,389
COMMERCIAL SERVICES & SUPPLIES—1.9%
	Allied Universal Holdco LLC / Allied Universal Finance Corp.
607	6.625%—07/15/2026[2]	581
	Garda World Security Corp.
238	4.625%—02/15/2027[2]	212
375	6.000%—06/01/2029[2]	293
758	9.500%—11/01/2027[2]	686
		1,191
	GFL Environmental Inc.
919	4.000%—08/01/2028[2]	797
29	4.250%—06/01/2025[2]	28
1,101	4.375%—08/15/2029[2]	934
451	4.750%—06/15/2029[2]	394
199	5.125%—12/15/2026[2]	190
		2,343
	KAR Auction Services Inc.
164	5.125%—06/01/2025[2]	158
	Madison IAQ LLC
162	5.875%—06/30/2029[2]	111

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
	Stericycle Inc.
$249	3.875%—01/15/2029[2]	$217
880	5.375%—07/15/2024[2]	869
		1,086
		5,470
COMMUNICATIONS EQUIPMENT—0.2%
	CommScope Inc.
502	6.000%—03/01/2026[2]	485
CONSTRUCTION & ENGINEERING—0.4%
	Picasso Finance Sub Inc.
728	6.125%—06/15/2025[2]	728
	Pike Corp.
560	5.500%—09/01/2028[2]	479
		1,207
CONSUMER FINANCE—1.5%
	Cobra AcquisitionCo LLC
499	6.375%—11/01/2029[2]	333
	goeasy Ltd.
317	4.375%—05/01/2026[2]	272
	Navient Corp.
182	5.875%—10/25/2024	176
1,266	6.750%—06/25/2025-06/15/2026	1,213
377	7.250%—09/25/2023	378
		1,767
	Navient Corp. MTN[4]
170	5.500%—01/25/2023	170
526	5.625%—08/01/2033	372
546	6.125%—03/25/2024	537
		1,079
	OneMain Finance Corp.
798	6.125%—03/15/2024	781
		4,232
CONTAINERS & PACKAGING—1.1%
	ARD Finance SA
413	6.500%—06/30/2027[2]	298
	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
420	6.000%—06/15/2027[2]	404
	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc.
1,113	5.250%—04/30/2025-08/15/2027[2]	979
	Mauser Packaging Solutions Holding Co.
219	5.500%—04/15/2024[2]	215
1,297	7.250%—04/15/2025[2]	1,169
		1,384
		3,065
DIVERSIFIED CONSUMER SERVICES—0.1%
	McGraw-Hill Education Inc.
293	5.750%—08/01/2028[2]	259
DIVERSIFIED FINANCIAL SERVICES—0.0%
	AG TTMT Escrow Issuer LLC
33	8.625%—09/30/2027[2]	33
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
	Cablevision Lightpath LLC
$293	3.875%—09/15/2027[2]	$249
307	5.625%—09/15/2028[2]	245
		494
	Connect Finco Sarl / Connect US Finco LLC
1,253	6.750%—10/01/2026[2]	1,180
	Frontier Communications Holdings LLC
169	5.000%—05/01/2028[2]	148
303	6.000%—01/15/2030[2]	238
145	6.750%—05/01/2029[2]	120
985	8.750%—05/15/2030[2]	1,007
		1,513
	Iliad Holding SAS
481	6.500%—10/15/2026[2]	446
275	7.000%—10/15/2028[2]	250
		696
	Level 3 Financing Inc.
115	3.625%—01/15/2029[2]	88
106	3.750%—07/15/2029[2]	81
		169
	Lumen Technologies Inc.
156	4.000%—02/15/2027[2]	133
95	4.500%—01/15/2029[2]	67
		200
	Northwest Fiber LLC / Northwest Fiber Finance Sub Inc.
352	4.750%—04/30/2027[2]	317
153	10.750%—06/01/2028[2]	144
		461
	Switch Ltd.
261	3.750%—09/15/2028[2]	264
	Telecom Italia Capital SA
575	6.000%—09/30/2034	421
84	6.375%—11/15/2033	65
		486
	Zayo Group Holdings Inc.
549	4.000%—03/01/2027[2]	425
	Ziggo Bond Co. BV
729	6.000%—01/15/2027[2]	657
		6,545
ELECTRIC UTILITIES—1.0%
	NRG Energy Inc.
1,557	3.875%—02/15/2032[2]	1,231
627	5.250%—06/15/2029[2]	570
376	5.750%—01/15/2028	360
751	6.625%—01/15/2027	752
		2,913
ELECTRICAL EQUIPMENT—0.3%
	Clarios Global LP
235	6.750%—05/15/2025[2]	235
	Sensata Technologies Inc.
408	4.375%—02/15/2030[2]	352
	Vertiv Group Corp.
320	4.125%—11/15/2028[2]	279
		866

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
	CDW LLC/CDW Finance Co.
$675	4.125%—05/01/2025	$643
ENERGY EQUIPMENT & SERVICES—1.4%
	Archrock Partners LP / Archrock Partners Finance Corp.
579	6.250%—04/01/2028[2]	540
	Centennial Resource Production LLC
695	6.875%—04/01/2027[2]	675
	Enerflex Ltd.
487	9.000%—10/15/2027[2]	474
	Nabors Industries Inc.
628	7.375%—05/15/2027[2]	619
	Nabors Industries Ltd.
384	7.500%—01/15/2028[2]	357
	Precision Drilling Corp.
255	6.875%—01/15/2029[2]	235
	Transocean Phoenix 2 Ltd.
206	7.750%—10/15/2024[2]	205
	Transocean Proteus Ltd.
126	6.250%—12/01/2024[2]	123
	USA Compression Partners LP / USA Compression Finance Corp.
310	6.875%—09/01/2027	297
	Weatherford International Ltd.
373	6.500%—09/15/2028[2]	357
		3,882
ENTERTAINMENT—1.3%
	Lions Gate Capital Holdings LLC
720	5.500%—04/15/2029[2]	548
	Live Nation Entertainment Inc.
249	4.750%—10/15/2027[2]	222
700	4.875%—11/01/2024[2]	681
431	5.625%—03/15/2026[2]	412
419	6.500%—05/15/2027[2]	418
		1,733
	Playtika Holding Corp.
1,548	4.250%—03/15/2029[2]	1,292
	WMG Acquisition Corp.
262	3.750%—12/01/2029[2]	219
		3,792
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.1%
	American Finance Trust Inc. / American Finance Operating Partner LP
825	4.500%—09/30/2028[2]	603
	Global NET Lease Inc. / Global NET Lease Operating Partnership LP
858	3.750%—12/15/2027[2]	694
	Iron Mountain Inc.
382	4.500%—02/15/2031[2]	310
68	4.875%—09/15/2027[2]	63
700	5.625%—07/15/2032[2]	602
		975
	Iron Mountain Information Management Services Inc.
1,264	5.000%—07/15/2032[2]	1,045
	Kennedy-Wilson Inc.
414	4.750%—02/01/2030	326
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	MPT Operating Partnership LP / MPT Finance Corp.
$2,894	3.500%—03/15/2031	$1,996
155	4.625%—08/01/2029	123
		2,119
	RLJ Lodging Trust LP
466	3.750%—07/01/2026[2]	426
196	4.000%—09/15/2029[2]	165
		591
	Sabra Health Care LP
291	5.125%—08/15/2026	264
	SBA Communications Corp.
700	3.125%—02/01/2029	567
	Service Properties Trust
446	3.950%—01/15/2028	329
629	4.350%—10/01/2024	578
102	4.375%—02/15/2030	73
278	4.500%—06/15/2023	275
99	4.650%—03/15/2024	93
358	4.950%—02/15/2027	290
341	5.500%—12/15/2027	295
65	7.500%—09/15/2025	63
		1,996
	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC
739	7.875%—02/15/2025[2]	733
	VICI Properties LP / VICI Note Co. Inc.
645	3.500%—02/15/2025[2]	601
450	4.500%—01/15/2028[2]	395
566	5.750%—02/01/2027[2]	536
		1,532
		11,445
FOOD & STAPLES RETAILING—1.6%
	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC
505	3.250%—03/15/2026[2]	454
427	3.500%—03/15/2029[2]	355
896	4.625%—01/15/2027[2]	832
240	4.875%—02/15/2030[2]	214
264	5.875%—02/15/2028[2]	247
1,224	7.500%—03/15/2026[2]	1,257
		3,359
	US Foods Inc.
1,240	6.250%—04/15/2025[2]	1,236
		4,595
FOOD PRODUCTS—0.2%
	B&G Foods Inc.
497	5.250%—04/01/2025	453
GAS UTILITIES—0.7%
	AmeriGas Partners LP / AmeriGas Finance Corp.
167	5.500%—05/20/2025	160
1,182	5.625%—05/20/2024	1,158
534	5.750%—05/20/2027	493
77	5.875%—08/20/2026	72
		1,883

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Garden Spinco Corp.
$264	8.625%—07/20/2030[2]	$272
	Teleflex Inc.
532	4.250%—06/01/2028[2]	482
		754
HEALTH CARE PROVIDERS & SERVICES—5.8%
	Catalent Pharma Solutions Inc.
534	5.000%—07/15/2027[2]	503
	Centene Corp.
1,361	2.450%—07/15/2028	1,121
569	2.500%—03/01/2031	438
60	2.625%—08/01/2031	46
491	3.000%—10/15/2030	396
		2,001
	DaVita Inc.
503	3.750%—02/15/2031[2]	364
	Encompass Health Corp.
56	4.500%—02/01/2028	50
417	4.625%—04/01/2031	345
		395
	Global Medical Response Inc.
863	6.500%—10/01/2025[2]	688
	HCA Inc.
1,424	7.690%—06/15/2025	1,470
714	8.360%—04/15/2024	730
		2,200
	HCA Inc. MTN[4]
988	7.580%—09/15/2025	1,023
	Legacy LifePoint Health LLC
83	4.375%—02/15/2027[2]	66
386	5.375%—01/15/2029[2]	247
974	6.750%—04/15/2025[2]	864
		1,177
	Molina Healthcare Inc.
984	3.875%—11/15/2030-05/15/2032[2]	832
339	4.375%—06/15/2028[2]	305
		1,137
	RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc.
1,711	9.750%—12/01/2026[2]	1,368
	Surgery Center Holdings Inc.
2,354	10.000%—04/15/2027[2]	2,288
	Tenet Healthcare Corp.
86	4.875%—01/01/2026[2]	81
780	6.125%—10/01/2028-06/15/2030[2]	691
2,262	6.250%—02/01/2027[2]	2,163
348	6.875%—11/15/2031	296
		3,231
		16,375
HEALTH CARE TECHNOLOGY—1.4%
	Verscend Escrow Corp.
3,866	9.750%—08/15/2026[2]	3,882
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—8.1%
	Aramark Services Inc.
$95	5.000%—04/01/2025[2]	$92
1,051	6.375%—05/01/2025[2]	1,042
		1,134
	Caesars Entertainment Inc.
3,045	6.250%—07/01/2025[2]	2,976
1,389	8.125%—07/01/2027[2]	1,353
		4,329
	Caesars Resort Collection LLC / CRC Finco Inc.
1,028	5.750%—07/01/2025[2]	1,005
	CEC Entertainment LLC
495	6.750%—05/01/2026[2]	464
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op
1,100	5.500%—05/01/2025[2]	1,093
	Hilton Domestic Operating Co. Inc.
218	3.625%—02/15/2032[2]	174
293	4.000%—05/01/2031[2]	245
		419
	Hilton Grand Vacations Borrower Escrow LLC
83	4.875%—07/01/2031[2]	68
68	5.000%—06/01/2029[2]	58
		126
	International Game Technology plc
587	4.125%—04/15/2026[2]	546
465	6.250%—01/15/2027[2]	462
		1,008
	IRB Holding Corp.
670	7.000%—06/15/2025[2]	670
	Marriott Ownership Resorts Inc.
481	4.750%—01/15/2028	416
134	6.125%—09/15/2025[2]	133
		549
	MGM Resorts International
966	4.625%—09/01/2026	883
713	4.750%—10/15/2028	620
467	5.500%—04/15/2027	431
549	5.750%—06/15/2025	534
1,664	6.750%—05/01/2025	1,645
		4,113
	NCL Corp. Ltd.
522	5.875%—02/15/2027[2]	467
	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
549	7.500%—06/01/2025[2]	551
	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
294	5.625%—09/01/2029[2]	219
435	5.875%—09/01/2031[2]	309
		528
	Royal Caribbean Cruises Ltd.
456	4.250%—07/01/2026[2]	363
471	5.500%—04/01/2028[2]	364
590	8.250%—01/15/2029[2]	589
367	11.500%—06/01/2025[2]	396
415	11.625%—08/15/2027[2]	399
		2,111

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Scientific Games International Inc.
$1,049	7.000%—05/15/2028[2]	$1,017
486	7.250%—11/15/2029[2]	471
1,293	8.625%—07/01/2025[2]	1,330
		2,818
	Travel + Leisure Co.
200	6.000%—04/01/2027	187
778	6.625%—07/31/2026[2]	759
		946
	Vail Resorts Inc.
287	6.250%—05/15/2025[2]	286
	VOC Escrow Ltd.
218	5.000%—02/15/2028[2]	180
		22,797
HOUSEHOLD DURABLES—0.5%
	LGI Homes Inc.
1,001	4.000%—07/15/2029[2]	769
	M/I Homes Inc.
347	3.950%—02/15/2030	258
	Taylor Morrison Communities Inc.
277	5.875%—06/15/2027[2]	260
		1,287
HOUSEHOLD PRODUCTS—0.9%
	PetSmart Inc. / PetSmart Finance Corp.
2,244	4.750%—02/15/2028[2]	2,053
619	7.750%—02/15/2029[2]	583
		2,636
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.2%
	Calpine Corp.
700	5.250%—06/01/2026[2]	665
	Nextera Energy Operating Partners LP
329	4.250%—07/15/2024[2]	320
	Vistra Operations Co. LLC
1,096	4.375%—05/01/2029[2]	940
493	5.000%—07/31/2027[2]	456
466	5.125%—05/13/2025[2]	450
216	5.500%—09/01/2026[2]	208
304	5.625%—02/15/2027[2]	290
		2,344
		3,329
INSURANCE—1.9%
	Acrisure LLC / Acrisure Finance Inc.
1,190	7.000%—11/15/2025[2]	1,121
389	10.125%—08/01/2026[2]	387
		1,508
	AssuredPartners Inc.
64	5.625%—01/15/2029[2]	53
309	7.000%—08/15/2025[2]	296
		349
	GTCR AP Finance Inc.
1,269	8.000%—05/15/2027[2]	1,211
	Hub International Ltd.
1,135	7.000%—05/01/2026[2]	1,123
	NFP Corp.
273	4.875%—08/15/2028[2]	236
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INSURANCE—Continued
$818	6.875%—08/15/2028[2]	$697
167	7.500%—10/01/2030[2]	159
		1,092
		5,283
INTERACTIVE MEDIA & SERVICES—0.9%
	Arches Buyer Inc.
841	4.250%—06/01/2028[2]	692
	Match Group Holdings II LLC
357	5.000%—12/15/2027[2]	319
23	5.625%—02/15/2029[2]	20
		339
	Tripadvisor Inc.
782	7.000%—07/15/2025[2]	774
	Twitter Inc.
709	5.000%—03/01/2030[2]	714
		2,519
INTERNET & DIRECT MARKETING RETAIL—0.1%
	QVC Inc.
633	5.450%—08/15/2034	400
IT SERVICES—2.2%
	Block Inc.
806	3.500%—06/01/2031	651
	Conduent Business Services LLC / Conduent State & Local Solutions Inc.
599	6.000%—11/01/2029[2]	492
	MoneyGram International Inc.
343	5.375%—08/01/2026[2]	337
	Presidio Holdings Inc.
786	4.875%—02/01/2027[2]	727
1,418	8.250%—02/01/2028[2]	1,264
		1,991
	Sabre GLBL Inc.
747	7.375%—09/01/2025[2]	703
1,100	9.250%—04/15/2025[2]	1,068
		1,771
	Twilio Inc.
49	3.625%—03/15/2029	41
561	3.875%—03/15/2031	458
		499
	ZipRecruiter Inc.
560	5.000%—01/15/2030[2]	459
		6,200
LEISURE PRODUCTS—0.1%
	Wyndham Destinations Inc.
347	4.625%—03/01/2030[2]	281
LIFE SCIENCES TOOLS & SERVICES—0.6%
	Avantor Funding Inc.
551	3.875%—11/01/2029[2]	466
88	4.625%—07/15/2028[2]	80
		546
	IQVIA Inc.
1,276	5.000%—05/15/2027[2]	1,218

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
LIFE SCIENCES TOOLS & SERVICES—Continued
	Syneos Health Inc.
$78	3.625%—01/15/2029[2]	$65
		1,829
MACHINERY—0.5%
	Allison Transmission Inc.
203	5.875%—06/01/2029[2]	189
	EnPro Industries Inc.
447	5.750%—10/15/2026	428
	OT Merger Corp.
761	7.875%—10/15/2029[2]	493
	TK Elevator US Newco Inc.
464	5.250%—07/15/2027[2]	417
		1,527
MEDIA—8.7%
	Altice France Holding SA
261	6.000%—02/15/2028[2]	169
	Altice France SA
787	5.500%—10/15/2029[2]	601
4,606	8.125%—02/01/2027[2]	4,224
		4,825
	AMC Networks Inc.
970	4.250%—02/15/2029	752
427	4.750%—08/01/2025	391
		1,143
	Audacy Capital Corp.
366	6.750%—03/31/2029[2]	105
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,490	4.250%—02/01/2031-01/15/2034[2]	1,120
591	4.500%—08/15/2030-06/01/2033[2]	461
480	4.750%—02/01/2032[2]	385
378	5.125%—05/01/2027[2]	351
350	5.375%—06/01/2029[2]	313
376	5.500%—05/01/2026[2]	362
		2,992
	CSC Holdings LLC
300	4.125%—12/01/2030[2]	237
935	4.500%—11/15/2031[2]	730
934	5.750%—01/15/2030[2]	716
1,127	6.500%—02/01/2029[2]	1,064
		2,747
	Diamond Sports Group LLC / Diamond Sports Finance Co.
781	5.375%—08/15/2026[2]	157
	DIRECTV Financing LLC / DIRECTV Financing Co-Obligor Inc.
1,485	5.875%—08/15/2027[2]	1,340
	DISH DBS Corp.
655	5.125%—06/01/2029	442
634	5.750%—12/01/2028[2]	512
		954
	Entercom Media Corp.
129	6.500%—05/01/2027[2]	38
	Graham Holdings Co.
258	5.750%—06/01/2026[2]	252
	Gray Television Inc.
543	5.875%—07/15/2026[2]	513
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Hughes Satellite Systems Corp.
$301	5.250%—08/01/2026	$288
781	6.625%—08/01/2026	738
		1,026
	Midas OPCO Holdings LLC
370	5.625%—08/15/2029[2]	320
	Radiate Holdco LLC / Radiate Finance Inc.
145	4.500%—09/15/2026[2]	123
	Sable International Finance Ltd.
414	5.750%—09/07/2027[2]	368
	Sirius XM Radio Inc.
297	3.875%—09/01/2031[2]	238
1,713	4.000%—07/15/2028[2]	1,475
270	5.000%—08/01/2027[2]	249
		1,962
	Tegna Inc.
685	4.750%—03/15/2026[2]	667
	Telesat Canada / Telesat LLC
906	4.875%—06/01/2027[2]	400
394	5.625%—12/06/2026[2]	186
243	6.500%—10/15/2027[2]	85
		671
	Univision Communications Inc.
923	5.125%—02/15/2025[2]	893
1,042	6.625%—06/01/2027[2]	1,031
431	7.375%—06/30/2030[2]	418
		2,342
	Viasat Inc.
1,723	5.625%—09/15/2025[2]	1,593
	Virgin Media Secured Finance plc
231	4.500%—08/15/2030[2]	191
		24,498
METALS & MINING—0.8%
	Condor Merger Sub Inc.
170	7.375%—02/15/2030[2]	141
	FMG Resources August 2006 Pty Ltd.
272	4.375%—04/01/2031[2]	217
362	4.500%—09/15/2027[2]	325
284	5.125%—05/15/2024[2]	277
873	5.875%—04/15/2030[2]	785
431	6.125%—04/15/2032[2]	379
		1,983
		2,124
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.3%
	Starwood Property Trust Inc.
685	3.625%—07/15/2026[2]	597
314	3.750%—12/31/2024[2]	294
		891
OIL, GAS & CONSUMABLE FUELS—9.3%
	Aethon United BR LP / Aethon United Finance Corp.
509	8.250%—02/15/2026[2]	518
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
843	5.750%—03/01/2027-01/15/2028[2]	801
664	7.875%—05/15/2026[2]	678
		1,479

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Buckeye Partners LP
$350	3.950%—12/01/2026	$308
370	5.850%—11/15/2043	278
606	6.750%—08/15/2033	562
		1,148
	Centennial Resource Production LLC
405	5.375%—01/15/2026[2]	375
	Civitas Resources Inc.
824	5.000%—10/15/2026[2]	760
	CNX Resources Corp.
274	6.000%—01/15/2029[2]	256
72	7.250%—03/14/2027[2]	72
580	7.375%—01/15/2031[2]	576
		904
	Colgate Energy Partners III LLC
796	5.875%—07/01/2029[2]	744
521	7.750%—02/15/2026[2]	520
		1,264
	Comstock Resources Inc.
290	5.875%—01/15/2030[2]	262
	Continental Resources Inc.
520	4.900%—06/01/2044	369
221	5.750%—01/15/2031[2]	201
		570
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
734	8.000%—04/01/2029[2]	735
	Crownrock LP / Crownrock Finance Inc.
155	5.000%—05/01/2029[2]	141
60	5.625%—10/15/2025[2]	58
		199
	DT Midstream Inc.
507	4.375%—06/15/2031[2]	428
	Encino Acquisition Partners Holdings LLC
610	8.500%—05/01/2028[2]	573
	EQM Midstream Partners LP
326	4.750%—01/15/2031[2]	273
643	6.500%—07/15/2048	496
		769
	Ferrellgas LP / Ferrellgas Finance Corp.
588	5.375%—04/01/2026[2]	535
	Genesis Energy LP / Genesis Energy Finance Corp.
249	8.000%—01/15/2027	242
	Gulfport Energy Operating Corp.
907	8.000%—05/17/2026[2]	906
	Hilcorp Energy I LP / Hilcorp Finance Co.
1,079	6.000%—02/01/2031[2]	983
399	6.250%—04/15/2032[2]	367
		1,350
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
671	6.000%—08/01/2026[2]	653
	Moss Creek Resources Holdings Inc.
334	7.500%—01/15/2026[2]	308
192	10.500%—05/15/2027[2]	185
		493
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Murphy Oil Corp.
$167	6.125%—12/01/2042	$132
24	6.375%—07/15/2028	23
		155
	NGL Energy Operating LLC / NGL Energy Finance Corp.
570	7.500%—02/01/2026[2]	517
	NuStar Logistics LP
593	5.750%—10/01/2025	573
	Occidental Petroleum Corp.
653	5.500%—12/01/2025	656
350	5.550%—03/15/2026	356
557	6.200%—03/15/2040	537
474	6.450%—09/15/2036	471
276	6.600%—03/15/2046	272
243	7.500%—05/01/2031	262
70	8.500%—07/15/2027	76
519	8.875%—07/15/2030	590
		3,220
	Parkland Corp.
886	4.500%—10/01/2029[2]	748
1,112	4.625%—05/01/2030[2]	928
299	5.875%—07/15/2027[2]	281
		1,957
	Rattler Midstream LP
576	5.625%—07/15/2025[2]	592
	Sanchez Energy Corp.
3,000	0.000%—06/15/2021*	30
	SM Energy Co.
604	6.500%—07/15/2028	587
	Southwestern Energy Co.
240	4.750%—02/01/2032	208
454	8.375%—09/15/2028	470
		678
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
1,035	6.000%—09/01/2031[2]	923
745	7.500%—10/01/2025[2]	754
		1,677
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
572	6.500%—07/15/2027	569
	Venture Global Calcasieu Pass LLC
1,615	3.875%—08/15/2029-11/01/2033[2]	1,345
336	4.125%—08/15/2031[2]	287
		1,632
		26,350
PAPER & FOREST PRODUCTS—0.0%
	Glatfelter Corp.
177	4.750%—11/15/2029[2]	114
PERSONAL PRODUCTS—0.1%
	HLF Financing Sarl LLC / Herbalife International Inc.
351	4.875%—06/01/2029[2]	262
PHARMACEUTICALS—1.7%
	Bausch Health Americas Inc.
304	9.250%—04/01/2026[2]	176
	Bausch Health Cos. Inc
157	11.000%—09/30/2028[2]	122

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PHARMACEUTICALS—Continued
	Bausch Health Cos. Inc.
$1,150	5.500%—11/01/2025[2]	$921
558	9.000%—12/15/2025[2]	360
		1,281
	Catalent Pharma Solutions Inc.
396	3.500%—04/01/2030[2]	321
	Jazz Securities DAC
295	4.375%—01/15/2029[2]	263
	Organon Finance 1 LLC
493	5.125%—04/30/2031[2]	420
	Teva Pharmaceutical Finance Co. LLC
194	6.150%—02/01/2036	159
	Teva Pharmaceutical Finance Netherlands III BV
176	2.800%—07/21/2023	171
658	3.150%—10/01/2026	557
200	4.750%—05/09/2027	177
1,024	6.000%—04/15/2024	1,014
261	7.125%—01/31/2025	259
		2,178
		4,920
ROAD & RAIL—1.5%
	Carriage Purchaser Inc.
620	7.875%—10/15/2029[2]	463
	Uber Technologies Inc.
1,542	7.500%—05/15/2025-09/15/2027[2]	1,544
969	8.000%—11/01/2026[2]	974
		2,518
	XPO CNW Inc.
737	6.700%—05/01/2034	661
	XPO Logistics Inc.
546	6.250%—05/01/2025[2]	552
		4,194
SOFTWARE—1.3%
	Boxer Parent Co. Inc.
461	7.125%—10/02/2025[2]	454
705	9.125%—03/01/2026[2]	674
		1,128
	Consensus Cloud Solutions Inc.
153	6.000%—10/15/2026[2]	139
379	6.500%—10/15/2028[2]	335
		474
	Elastic NV
974	4.125%—07/15/2029[2]	815
	Open Text Corp.
637	3.875%—02/15/2028-12/01/2029[2]	540
	Open Text Holdings Inc.
374	4.125%—02/15/2030[2]	299
	Symantec Corp.
121	5.000%—04/15/2025[2]	118
	Ziff Davis Inc.
192	4.625%—10/15/2030[2]	163
		3,537
SPECIALTY RETAIL—1.5%
	Asbury Automotive Group Co.
300	4.625%—11/15/2029[2]	247
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
$4	4.750%—03/01/2030	$3
1,195	5.000%—02/15/2032[2]	967
		1,217
	AutoNation Inc
219	3.850%—03/01/2032	171
126	4.750%—06/01/2030	108
		279
	Bath & Body Works Inc.
265	6.694%—01/15/2027	250
400	6.875%—11/01/2035	337
		587
	Group 1 Automotive Inc.
297	4.000%—08/15/2028[2]	245
	Lithia Motors Inc.
461	3.875%—06/01/2029[2]	373
	Michaels Cos. Inc.
609	7.875%—05/01/2029[2]	341
	Penske Automotive Group Inc.
621	3.500%—09/01/2025	578
631	3.750%—06/15/2029	519
		1,097
		4,139
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.3%
	Entegris Escrow Corp.
87	4.750%—04/15/2029[2]	77
1,225	5.950%—06/15/2030[2]	1,121
		1,198
	HP Inc.
356	4.750%—03/01/2029[2]	359
	NCR Corp.
477	5.000%—10/01/2028[2]	402
	Seagate HDD Cayman Co.
155	4.091%—06/01/2029	124
945	4.125%—01/15/2031	712
849	5.750%—12/01/2034	692
		1,528
	Western Digital Corp.
105	4.750%—02/15/2026	97
		3,584
TEXTILES, APPAREL & LUXURY GOODS—0.3%
	Compass Group Diversified Holdings LLC
665	5.000%—01/15/2032[2]	486
	Hanesbrands Inc.
294	4.875%—05/15/2026[2]	271
		757
THRIFTS & MORTGAGE FINANCE—0.2%
	Nationstar Mortgage Holdings Inc.
210	5.750%—11/15/2031[2]	162
215	6.000%—01/15/2027[2]	192
		354
	PennyMac Financial Services Inc.
268	5.750%—09/15/2031[2]	202
		556

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Principal Amounts, Value and Cost in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—0.4%
	Alta Equipment Group Inc.
$586	5.625%—04/15/2026[2]	$507
	WESCO Distribution Inc.
715	7.125%—06/15/2025[2]	723
		1,230
WIRELESS TELECOMMUNICATION SERVICES—2.0%
	C&W Senior Financing DAC
1,278	6.875%—09/15/2027[2]	1,111
	LCPR Senior Secured Financing DAC
571	6.750%—10/15/2027[2]	533
	Sprint Capital Corp.
1,318	6.875%—11/15/2028	1,362
1,449	8.750%—03/15/2032	1,703
		3,065
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
	Sprint Corp.
$247	7.125%—06/15/2024	$250
544	7.625%—03/01/2026	569
		819
		5,528
TOTAL CORPORATE BONDS & NOTES
(Cost $265,080)		238,350
TOTAL INVESTMENTS—96.2%
(Cost $301,062)		271,296
CASH AND OTHER ASSETS, LESS LIABILITIES—3.8%		10,566
TOTAL NET ASSETS—100.0%		$281,862

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Security in default
1
Variable or floating rate security; the stated rate represents the rate in effect as of October 31, 2022. The variable rate for such securities may be based on the indicated
reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.

2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $179,571 or 64% of net assets.

3	Zero coupon bond
4	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor International Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management Limited
Management’s Discussion of
Fund Performance
MARKET REVIEW
The period since October 31, 2021 has been weak for equity markets globally. Inflation was already high at the start of the period; however, at the time, central banks worldwide were largely sanguine in their view that the phenomenon would be a transitory effect of the easing of COVID-19 restrictions, though many others dissented. By December the view had begun to change and central banks worldwide embarked on a series of interest rate rises which have been gaining pace recently, which has depressed equities. Then in February, conflict broke out between Russia and Ukraine, upsetting the globalist view which businesses have adopted since the fall of the Iron Curtain after 1989, sending further shockwaves through the markets and depressing (most) valuations further.
 The MSCI EAFE Index returned -23.00% (USD terms) over the 12-month period ended October 31, 2021. On a regional basis, performance was not highly differentiated with developed Asian ex-Japan markets (Australia, Hong Kong, Singapore and New Zealand), which constituted 12.26% of the Index on average over the period, the best performing, returning -20.95% (USD terms). European markets returned -22.88% (USD terms) and averaged 64.43% of the MSCI EAFE (ND) Index (the “Index”) over the period and Japan lagged slightly, returning -24.67% (USD terms) with an average weight of 22.56% of the Index.
 In such a market one would expect defensive sectors, which offer comparatively stable dividend yields, earnings and cash flows, regardless of external events to perform better than cyclical and highly leveraged growth stocks, and that has proved to be the case, with sectors such as Consumer Staples, Health Care and Utilities all outperforming the benchmark, though all fell. However, Energy has been the stand out performer over the period, as already high oil and gas prices spiked following the imposition of sanctions against Russia by most developed markets in the wake of its invasion of Ukraine. However, Information Technology and Consumer Discretionary, the sectors which had led the market for several years, have fallen sharply, as has the Real Estate sector which is sensitive to interest rates.
PERFORMANCE
Harbor International Fund returned -24.19% (Retirement Class), -24.25% (Institutional Class), -24.46% (Administrative Class), and -24.53% (Investor Class) in the year ended October 31, 2022, while the Index returned -23.00%. Regionally, underperformance was largely attributable to stock selection in Europe. Performance was strong in Japan, and neutral in Pacific ex-Japan. The modest off-benchmark allocation to Emerging Markets was also a slight drag on performance. Looking to sectors, stock selection was positive in Financials and Information Technology, but weak in Health Care, Consumer Discretionary, Consumer Staples and Communication Services.
Energy names are a major feature of key contributors to performance, both positive and negative, over the period as the sector was the best performing in the index by a very large margin. As a result, the positions in Equinor of Norway and the UK’s BP contributed strongly. However, a lack of exposure to Shell and France’s TotalEnergies, weighed on returns and the sector did see some idiosyncratic stories where individual companies have not performed well. For example, shares in Saipem, the Italian oil services firm, fell substantially following a shock earnings announcement and profit warning early in the year. Under Italian law, the company was compelled to shore up its capital position and the share price plunged following the announcement of a €2 billion capital raise which was highly dilutive to existing holders.
Elsewhere, HelloFresh, the Germany-listed meal kit delivery service, has been volatile year-to-date. Although growth is expected to remain strong, an increase in investment into automated customer fulfilment centers and additional distribution capacity will put short-term pressure on margins, and the stock has de-rated alongside “growth” stocks this year. A lack of exposure to some Health Care names, notably Switzerland’s Novartis and the UK’s AstraZeneca, which have proved comparatively resilient in a falling market until recently also impacted returns. On the other hand, the position in Novo Nordisk, the Danish firm with a focus on diabetes

Harbor International Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor International Fund
Retirement Class[1]	-24.19%	-0.76%	2.64%
Institutional Class	-24.25	-0.84	2.59
Administrative Class	-24.46	-1.08	2.33
Investor Class	-24.53	-1.20	2.22
Comparative Index
MSCI EAFE (ND)	-23.00%	-0.09%	4.13%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.69% (Net) and 0.80% (Gross) (Retirement Class); 0.77% (Net) and 0.88% (Gross) (Institutional Class); 1.02% (Net) and 1.13% (Gross) (Administrative Class); and 1.13% (Net) and 1.24% (Gross) (Investor Class). The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2023.  The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
care, did well for the Fund. The company has met or exceeded expectations at every earnings announcement for the last 18-months, and outperformed as a result. The company is building an anti-obesity weight loss franchise based on its existing GLP-1 business.
Looking to other positions which have outperformed, Glencore, the diversified, Anglo-Swiss natural resources company is notable amongst positive contributors to performance over the year. Many commodities that Glencore mines and trades have risen substantially in price over the period, boosting earnings and providing a fillip to the share price. Nippon Telegraph and Telephone (NTT) outperformed following stronger than anticipated earnings and an increase in dividends. Part of this financial success has been due to good earnings at the NTT Data subsidiary feeding through to the parent; in addition, other divisions either reported good earnings or showed progress on structural reform.
OUTLOOK & STRATEGY
Marathon Asset Management Limited remains committed to the implementation of its bottom-up analytical efforts within the capital cycle investment framework and, therefore, is seeking to invest in companies that exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last several years, including the pandemic and outbreak of war in Europe, highlight the shortfalls of expending too much energy on forecasted outlooks; the Portfolio Managers are not looking to react to market volatility, rather placing emphasis on trusting the longstanding investment process that they have been committed to over the Subadvisor’s 35 plus year history with low levels of investment turnover.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Marathon Asset Management Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Fund
Portfolio of Investments—October 31, 2022

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes short-term investments and derivatives)

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2022, 25.5% of the Fund’s investments were denominated in British Pound. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—98.7%
Shares		Value
AEROSPACE & DEFENSE—1.5%
107,296	Airbus SE (France)	$11,610
1,832,822	BAE Systems plc (United Kingdom)	17,143
7,995,404	Rolls-Royce Holdings plc (United Kingdom)*	7,171
69,244	Thales SA (France)	8,806
		44,730
AIR FREIGHT & LOGISTICS—0.1%
137,880	Oesterreichische Post AG (Austria)	3,923
AIRLINES—0.4%
31,519	Copa Holdings SA (Panama)*	2,371
1,269,200	EasyJet plc (United Kingdom)*	5,054
1,086,219	Qantas Airways Ltd. (Australia)*	4,059
		11,484
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—1.1%
509,200	Bridgestone Corp. (Japan)	$18,416
1,403,169	Gestamp Automocion SA (Spain)*,1	4,941
38,381	Hankook Tire & Technology Co. Ltd. (South Korea)	983
593,007	Johnson Electric Holdings Ltd. (Hong Kong)	611
137,200	Toyota Industries Corp. (Japan)	7,068
		32,019
AUTOMOBILES—0.7%
182,037	Bayerische Motoren Werke AG (Germany)	14,289
9,063	Hyundai Motor Co. (South Korea)	1,044
336,900	Toyota Motor Corp. (Japan)	4,674
		20,007

Harbor International Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
BANKS—10.5%
704,160	Australia & New Zealand Banking Group Ltd (Australia)	$11,537
310,515	Axis Bank Ltd. (India)	3,405
3,551,039	Bank of Ireland Group plc (Ireland)*	25,570
19,260,035	Barclays plc (United Kingdom)	32,728
655,338	BNP Paribas SA (France)	30,731
5,900,554	CaixaBank SA (Spain)	19,567
25,391	Capitec Bank Holdings Ltd. (South Africa)	2,629
209,013	Close Brothers Group plc (United Kingdom)	2,355
121,571	Danske Bank AS (Denmark)	1,961
536,434	DBS Group Holdings Ltd. (Singapore)	12,969
505,520	DNB Bank ASA (Norway)	8,941
289,300	Fukuoka Financial Group Inc. (Japan)	4,923
533,100	Grupo Financiero Banorte SAB de CV (Mexico)*	4,340
115,559	Hana Financial Group Inc. (South Korea)	3,341
110,116	HDFC Bank Ltd. ADR (India)[2]	6,861
403,569	HSBC Holdings plc (Hong Kong)	2,071
1,472,493	Intesa Sanpaolo SpA (Italy)*	2,807
389,400	Kasikornbank PCL (Thailand)	1,498
60,237,429	Lloyds Banking Group plc (United Kingdom)	28,930
12,022,300	PT Bank Central Asia TBK (Indonesia)	6,796
6,495,300	Resona Holdings Inc. (Japan)	24,480
108,056	Shinhan Financial Group Co. Ltd. (South Korea)*	2,746
1,187,933	Standard Chartered plc (United Kingdom)	7,098
213,800	Sumitomo Mitsui Financial Group Inc. (Japan)	6,004
613,900	Sumitomo Mitsui Trust Holdings Inc. (Japan)	17,661
1,657,368	Svenska Handelsbanken AB (Sweden)	15,399
1,928,395	UniCredit SpA (Italy)	23,915
348,200	United Overseas Bank Ltd. (Singapore)	6,831
		318,094
BEVERAGES—4.1%
202,744	Anheuser-Busch InBev SA (Belgium)	10,141
282,600	Asahi Group Holdings Ltd. (Japan)	7,907
91,015	Carlsberg AS (Denmark)	10,717
170,545	Coca-Cola Europacific Partners plc (United States)	8,024
718,962	Davide Campari-Milano NV (Italy)	6,457
587,030	Diageo plc (United Kingdom)	24,158
237,179	Heineken NV (Netherlands)	19,813
2,031,100	Kirin Holdings Co. Ltd. (Japan)	29,857
21,876	Pernod Ricard SA (France)	3,839
6,740,800	Thai Beverage PCL (Singapore)	2,739
		123,652
BIOTECHNOLOGY—0.3%
52,869	CSL Ltd. (Australia)	9,464
BUILDING PRODUCTS—1.8%
1,185,564	Assa Abloy AB Class B (Sweden)	23,939
45,353	Geberit AG (Switzerland)	20,161
702,822	GWA Group Ltd. (Australia)	913
591,600	LIXIL Group Corp. (Japan)	8,936
		53,949
CAPITAL MARKETS—2.1%
1,723,696	3i Group plc (United Kingdom)	22,957
695,100	Daiwa Securities Group Inc. (Japan)	2,712
817,119	IG Group Holdings plc (United Kingdom)	7,453
58,700	JAFCO Group Co. Ltd. (Japan)	901
2,625,373	Jupiter Fund Management plc (United Kingdom)	3,124
3,190,100	Nomura Holdings Inc. (Japan)	10,323
111,245	Rathbone Brothers plc (United Kingdom)	2,391
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
760,555	St. James's Place plc (United Kingdom)	$9,287
175,525	UBS Group AG (Switzerland)	2,783
		61,931
CHEMICALS—1.2%
986,200	Air Water Inc. (Japan)	11,011
325,286	BASF SE (Germany)	14,596
155,600	Nissan Chemical Corp. (Japan)	7,004
147,000	Sumitomo Bakelite Co. Ltd. (Japan)	3,979
		36,590
COMMERCIAL SERVICES & SUPPLIES—1.9%
88,900	AEON Delight Co. Ltd. (Japan)	1,777
65,098	Befesa SA (Germany)*,1	2,261
371,041	Brambles Ltd. (Australia)	2,778
2,782,044	Cleanaway Waste Management Ltd. (Australia)	4,812
190,691	Elis SA (France)	2,184
1,825,124	HomeServe plc (United Kingdom)	24,841
90,900	SECOM Co. Ltd. (Japan)	5,178
6,597,823	Serco Group plc (United Kingdom)	12,340
		56,171
CONSTRUCTION & ENGINEERING—1.0%
118,939	Ferrovial SA (Spain)	2,907
1,076,300	Infroneer Holdings Inc. (Japan)	7,461
2,004,400	Obayashi Corp. (Japan)	12,866
1,471,900	Penta-Ocean Construction Co. Ltd. (Japan)	7,320
		30,554
CONSTRUCTION MATERIALS—1.6%
105,400	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A (China)	355
89,604	CRH plc (Ireland)	3,227
1,015,222	Fletcher Building Ltd. (New Zealand)	3,031
366,306	Holcim Ltd. (Switzerland)*	16,642
31,543	Imerys SA (France)	1,291
119,887	James Hardie Industries PLC CDI (Australia)*,2	2,618
800,000	Taiheiyo Cement Corp. (Japan)	10,871
49,192	Vicat SA (France)	1,128
442,762	Wienerberger AG (Austria)	10,121
		49,284
CONSUMER FINANCE—0.1%
1,849,844	International Personal Finance plc (United Kingdom)	1,651
2,290,775	Non-Standard Finance plc (United Kingdom)*,1	16
1,343,825	Provident Financial plc (United Kingdom)	2,519
		4,186
CONTAINERS & PACKAGING—0.7%
3,006,363	DS Smith plc (United Kingdom)	10,026
858,000	Toyo Seikan Group Holdings Ltd. (Japan)	9,813
		19,839
DISTRIBUTORS—0.4%
1,410,295	Inchcape plc (United Kingdom)	12,031
DIVERSIFIED FINANCIAL SERVICES—0.6%
2,038,592	AMP Ltd. (Australia)*	1,644
1,559,400	B3 Brasil Bolsa Balcao SA (Brazil)*	4,540
444,545	Chailease Holding Co. Ltd. (Taiwan)	2,051

Harbor International Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—Continued
374,043	Challenger Ltd. (Australia)	$1,681
69,072	Macquarie Group Ltd. (Australia)	7,493
		17,409
DIVERSIFIED TELECOMMUNICATION SERVICES—2.1%
465,438	Deutsche Telekom AG (Germany)	8,785
3,903,484	Koninklijke KPN NV (Netherlands)	10,918
1,396,800	Nippon Telegraph & Telephone Corp. (Japan)	38,525
653,000	Singapore Telecommunications Ltd. (Singapore)	1,150
1,321,584	Telstra Group Ltd. (Australia)*	3,314
		62,692
ELECTRIC UTILITIES—0.4%
143,500	Orsted AS (Denmark)[1]	11,840
ELECTRICAL EQUIPMENT—3.4%
607,026	ABB Ltd. (Switzerland)	16,857
30,135	Accelleron Industries AG (Switzerland)*	511
152,348	Havells India Ltd. (India)*	2,247
314,135	Legrand SA (France)	23,939
1,196,600	Mitsubishi Electric Corp. (Japan)	10,528
150,431	Schneider Electric SE (France)	19,023
1,530,661	Vestas Wind Systems AS (Denmark)	30,175
		103,280
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
428,000	Delta Electronics Inc. (Taiwan)	3,405
108,500	Kyocera Corp. (Japan)	5,254
72,700	Omron Corp. (Japan)	3,391
309,300	TDK Corp. (Japan)	9,662
		21,712
ENERGY EQUIPMENT & SERVICES—0.2%
1,582,574	John Wood Group plc (United Kingdom)*	2,544
621,658	Petrofac Ltd. (United Kingdom)*	768
149,294	Saipem SpA (Italy)*	145
159,105	Technip Energies NV (France)*	2,054
		5,511
ENTERTAINMENT—0.4%
143,223	CTS Eventim AG & Co. KGaA (Germany)*	6,837
313,575	Modern Times Group MTG AB Class B (Sweden)*	2,351
57,100	Nintendo Co. Ltd. (Japan)	2,318
		11,506
FOOD & STAPLES RETAILING—1.4%
175,363	Bid Corp. Ltd. (South Africa)	2,822
128,097	Clicks Group Ltd. (South Africa)	2,170
574,528	Koninklijke Ahold Delhaize NV (Netherlands)	16,023
108,300	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	3,943
944,959	Metcash Ltd. (Australia)	2,481
220,600	Seven & I Holdings Co. Ltd. (Japan)	8,235
2,976,053	Tesco plc (United Kingdom)	7,350
95,013	X5 Retail Group NV GDR (Russia)	—[x]
		43,024
FOOD PRODUCTS—1.5%
913,000	China Mengniu Dairy Co. Ltd. (China)*	2,923
1,159,200	Devro plc (United Kingdom)	2,379
2,226,000	First Pacific Co. Ltd. (Hong Kong)	589
324,700	Megmilk Snow Brand Co. Ltd. (Japan)	3,536
275,800	NH Foods Ltd. (Japan)	6,573
1,936,000	Tingyi Cayman Islands Holding Corp. (China)	3,026
COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—Continued
285,200	Toyo Suisan Kaisha Ltd. (Japan)	$10,700
163,202	Viscofan SA (Spain)	9,718
83,400	Yakult Honsha Co. Ltd. (Japan)	4,620
		44,064
HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
239,630	Coloplast AS Class B (Denmark)	26,712
6,210,574	ConvaTec Group plc (United Kingdom)[1]	15,540
462,849	Demant AS (Denmark)*	12,639
277,491	Getinge AB Class B (Sweden)	5,631
335,720	GN Store Nord AS (Denmark)	7,135
512,452	Koninklijke Philips NV (Netherlands)	6,500
193,170	Smith & Nephew plc (United Kingdom)	2,283
43,799	Sonova Holding AG (Switzerland)	10,352
		86,792
HEALTH CARE PROVIDERS & SERVICES—0.9%
159,600	Alfresa Holdings Corp. (Japan)	1,837
144,352	Amplifon SpA (Italy)	3,586
393,300	Fresenius Medical Care AG & Co. KGaA (Germany)	10,879
519,700	MediPAL Holdings Corp. (Japan)	6,443
219,700	Ship Healthcare Holdings Inc. (Japan)	4,214
		26,959
HOTELS, RESTAURANTS & LEISURE—4.3%
2,671,000	Ajisen China Holdings Ltd. (China)	211
145,747	Aristocrat Leisure Ltd. (Australia)	3,459
236,661	Carnival plc (United Kingdom)*	1,880
1,567,934	Compass Group plc (United Kingdom)	33,024
1,482,568	Entain plc (United Kingdom)*	21,448
247,037	Flutter Entertainment plc (Ireland)*	32,626
861,000	Galaxy Entertainment Group Ltd. (Hong Kong)*	3,934
68,324	InterContinental Hotels Group plc (United Kingdom)	3,671
400,992	Playtech plc (United Kingdom)*	2,383
6,518,378	SSP Group plc (United Kingdom)*	15,157
48,038	Trip.com Group Ltd. ADR (China)*,2	1,087
4,208,026	TUI AG (Germany)*	6,367
123,704	Yum China Holdings Inc. (China)	5,115
		130,362
HOUSEHOLD DURABLES—0.7%
488,230	Barratt Developments plc (United Kingdom)	2,106
446,400	Midea Group Co. Ltd. (China)	2,459
331,500	Sekisui Chemical Co. Ltd. (Japan)	4,140
126,000	Sony Group Corp. (Japan)	8,497
4,173,588	Taylor Wimpey plc (United Kingdom)	4,487
		21,689
HOUSEHOLD PRODUCTS—0.7%
322,135	Reckitt Benckiser Group plc (United Kingdom)	21,378
INDUSTRIAL CONGLOMERATES—1.9%
516,000	CK Hutchison Holdings Ltd. (Hong Kong)	2,569
179,432	DCC plc (United Kingdom)	9,959
637,000	Hitachi Ltd. (Japan)	28,903
129,800	Jardine Matheson Holdings Ltd. (Hong Kong)	5,980
22,671	LG Corp. (South Korea)	1,258
1,447,437	Melrose Industries plc (United Kingdom)*	1,942
880,800	Nisshinbo Holdings Inc. (Japan)	6,105
		56,716
INSURANCE—5.3%
396,251	Admiral Group plc (United Kingdom)	9,164

Harbor International Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
2,299,200	AIA Group Ltd. (Hong Kong)	$17,416
1,037,890	AXA SA (France)	25,631
1,288,900	Dai-ichi Life Holdings Inc. (Japan)	20,471
222,100	Great Eastern Holdings Ltd. (Singapore)	2,808
31,576	Hannover Rueck SE (Germany)	5,138
27,987	Helvetia Holding AG (Switzerland)	2,779
413,028	Hiscox Ltd. (United Kingdom)	4,255
1,011,300	Japan Post Holdings Co. Ltd. (Japan)	6,801
389,500	Ping An Insurance Group Co. of China Ltd. (China)	1,559
632,448	Porto Seguro SA (Brazil)*	2,845
583,016	Prudential plc (Hong Kong)	5,415
998,133	QBE Insurance Group Ltd. (Australia)	7,820
596,004	Sampo OYJ (Finland)	27,254
1,160,400	Tokio Marine Holdings Inc. (Japan)	21,009
		160,365
INTERACTIVE MEDIA & SERVICES—1.2%
1,383,009	Auto Trader Group plc (United Kingdom)[1]	8,278
40,871	Baidu Inc. ADR (China)*,2	3,130
190,757	Carsales.com Ltd. (Australia)	2,471
4,127,521	Rightmove plc (United Kingdom)	23,243
		37,122
INTERNET & DIRECT MARKETING RETAIL—0.9%
300,739	Cazoo Group Ltd. (Cayman Islands)*	96
505,449	HelloFresh SE (Germany)*	10,104
135,833	Just Eat Takeaway.com NV (Netherlands)*,1	2,331
34,989	Naspers Ltd. (South Africa)*	3,607
236,290	Vipshop Holdings Ltd. ADR (China)*,2	1,647
168,662	Zalando SE (Germany)*,1	3,887
320,400	ZOZO Inc. (Japan)	6,798
		28,470
IT SERVICES—2.9%
84,201	ALTEN SA (France)	9,837
11,923,834	Capita plc (United Kingdom)*	3,318
384,157	Edenred (France)	19,694
196,814	Infosys Ltd. ADR (India)[2]	3,686
497,000	NEC Corp. (Japan)	16,451
332,700	NET One Systems Co. Ltd. (Japan)	6,833
195,200	NS Solutions Corp. (Japan)	4,487
328,600	NTT Data Corp. (Japan)	4,760
34,532	Reply SpA (Italy)	3,756
550,800	SCSK Corp. (Japan)	8,126
161,712	Softcat plc (United Kingdom)	2,078
113,127	Tata Consultancy Services Ltd. (India)	4,348
		87,374
LEISURE PRODUCTS—0.3%
45,289	Mips AB (Sweden)	1,465
704,300	Sega Sammy Holdings Inc. (Japan)	9,009
		10,474
LIFE SCIENCES TOOLS & SERVICES—0.6%
224,583	Eurofins Scientific SE (France)	14,377
40,712	Gerresheimer AG (Germany)	2,332
		16,709
MACHINERY—3.6%
66,109	ALFA Laval AB (Sweden)	1,627
83,962	Andritz AG (Austria)	3,902
1,957,604	CNH Industrial NV (Italy)	25,326
107,600	Daifuku Co. Ltd. (Japan)	4,925
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
550,456	Fluidra SA (Spain)	$7,476
81,565	GEA Group AG (Germany)	2,851
391,530	Iveco Group NV (Italy)*	2,116
391,800	Kubota Corp. (Japan)	5,465
337,800	Mitsubishi Heavy Industries Ltd. (Japan)	11,635
196,200	Miura Co. Ltd. (Japan)	3,996
583,900	NSK Ltd. (Japan)	3,086
727,142	Rotork plc (United Kingdom)	2,131
815,141	Sandvik AB (Sweden)	12,738
737,500	Sany Heavy Industry Co. Ltd. (China)	1,369
162,064	Stabilus SE (Germany)*	8,891
541,500	Techtronic Industries Co. Ltd. (Hong Kong)	5,127
550,512	Wartsila OYJ ABP (Finland)	3,753
1,970,000	Weichai Power Co. Ltd. (China)	1,887
		108,301
MARINE—0.2%
1,123,849	Irish Continental Group plc (Ireland)*	4,544
179,200	Kawasaki Kisen Kaisha Ltd. (Japan)	2,717
		7,261
MEDIA—2.3%
233,629	Euromoney Institutional Investor plc (United Kingdom)	3,880
1,095,300	Fuji Media Holdings Inc. (Japan)	7,618
398,869	Future plc (United Kingdom)	5,590
439,800	Hakuhodo DY Holdings Inc. (Japan)	3,706
653,648	Informa plc (United Kingdom)	4,165
12,559,726	ITV plc (United Kingdom)	9,670
475,169	JCDecaux SA (France)*	5,999
737,600	Nippon Television Holdings Inc. (Japan)	5,501
229,837	Nordic Entertainment Group AB (Sweden)*	4,196
139,255	Schibsted ASA Class A (Norway)	2,149
59,403	Schibsted ASA Class B (Norway)	883
456,300	TBS Holdings Inc. (Japan)	4,727
1,264,441	WPP plc (United Kingdom)	11,127
		69,211
METALS & MINING—4.4%
700,844	Acerinox SA (Spain)	6,142
178,235	African Rainbow Minerals Ltd. (South Africa)	2,510
197,786	Alleima AB (Sweden)*	674
20,532	Anglo American Platinum Ltd. (South Africa)	1,635
867,352	ArcelorMittal SA (France)	19,388
586,864	BHP Group Ltd. (Australia)	14,097
274,690	BlueScope Steel Ltd. (Australia)	2,766
147,700	Dowa Holdings Co. Ltd. (Japan)	4,690
1,340,420	Evolution Mining Ltd. (Australia)	1,778
141,085	First Quantum Minerals Ltd. (Canada)	2,489
6,841,525	Glencore plc (United Kingdom)*	39,223
277,657	Newcrest Mining Ltd. (Australia)	3,075
137,634	OZ Minerals Ltd. (Australia)	2,131
398,804	Rio Tinto plc (United Kingdom)	20,842
217,215	Severstal PJSC GDR (Russia)	—[x]
81,888	Southern Copper Corp. (Peru)	3,846
290,500	Sumitomo Metal Mining Co. Ltd. (Japan)	8,143
		133,429
MULTILINE RETAIL—0.2%
403,900	Marui Group Co. Ltd. (Japan)	6,608
OIL, GAS & CONSUMABLE FUELS—5.3%
2,482,949	Beach Energy Ltd. (Australia)	2,539
14,889,902	BP plc (United Kingdom)	82,380

Harbor International Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
1,374,647	Equinor ASA (Norway)	$50,083
1,104,200	INPEX Corp. (Japan)	11,144
1,661,438	Santos Ltd. (Australia)	8,111
187,767	Woodside Energy Group Ltd. (Australia)	4,341
		158,598
PAPER & FOREST PRODUCTS—0.3%
2,735,300	Oji Holdings Corp. (Japan)	9,483
PERSONAL PRODUCTS—1.1%
22,326	AMOREPACIFIC Group (South Korea)	387
347,710	Dabur India Ltd. (India)	2,338
917,250	L'Occitane International SA (Hong Kong)	2,252
379,813	Marico Ltd. (India)	2,416
545,131	Unilever plc (United Kingdom)	24,779
		32,172
PHARMACEUTICALS—4.6%
628,982	Novo Nordisk AS (Denmark)	68,390
185,229	Roche Holding AG (Switzerland)	61,459
84,700	Sawai Group Holdings Co. Ltd. (Japan)	2,445
351,400	Tsumura & Co. (Japan)	7,339
		139,633
PROFESSIONAL SERVICES—3.8%
366,466	Adecco Group AG (Switzerland)*	11,469
356,703	ALS Ltd. (Australia)	2,609
401,142	Experian plc (United Kingdom)	12,791
10,045,195	Hays plc (United Kingdom)	12,665
531,872	Intertek Group plc (United Kingdom)	22,282
332,077	IPH Ltd. (Australia)	2,112
434,600	Nomura Co. Ltd. (Japan)	3,175
689,001	PageGroup plc (United Kingdom)*	3,323
230,500	Persol Holdings Co. Ltd. (Japan)	4,615
59,893	Randstad NV (Netherlands)	2,985
899,588	RELX plc (United Kingdom)	24,163
677,179	RWS Holdings plc (United Kingdom)	2,381
131,400	TechnoPro Holdings Inc. (Japan)*	3,152
28,777	Teleperformance (France)	7,710
		115,432
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
907,000	Daiwa House Industry Co. Ltd. (Japan)	18,274
626,000	Swire Pacific Ltd. (Hong Kong)	4,152
		22,426
ROAD & RAIL—0.6%
138,200	East Japan Railway Co. (Japan)	7,364
241,800	Localiza Rent A Car Ltd. (Brazil)*	3,302
671	Localiza Rent A Car SA (Brazil)*	9
1,216,187	National Express Group plc (United Kingdom)*	2,357
600,400	Senko Group Holdings Co. Ltd. (Japan)	4,011
		17,043
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
207,600	ASM Pacific Technology Ltd. (Hong Kong)	1,142
30,387	ASML Holding NV (Netherlands)	14,254
58,000	MediaTek Inc. (Taiwan)	1,057
1,108,600	Renesas Electronics Corp. (Japan)*	9,275
91,200	ROHM Co. Ltd. (Japan)	6,408
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
51,272	SK Hynix Inc. (South Korea)	$2,968
462,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5,554
		40,658
SOFTWARE—0.3%
105,696	Aveva Group plc (United Kingdom)	3,782
117,600	Oracle Corp. Japan (Japan)	6,265
		10,047
SPECIALTY RETAIL—1.0%
131,300	ABC-Mart Inc. (Japan)	5,852
4,209,900	Esprit Holdings Ltd. (Hong Kong)*	327
1,217,033	Pepkor Holdings Ltd. (South Africa)[1]	1,504
1,510,273	Pets at Home Group plc (United Kingdom)	4,994
324,300	USS Co. Ltd. (Japan)	4,893
635,227	WH Smith plc (United Kingdom)*	8,588
662,500	Zhongsheng Group Holdings Ltd (China)	2,514
		28,672
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
312,000	Advantech Co. Ltd. (Taiwan)	2,827
139,569	Logitech International SA (Switzerland)[3]	6,941
111,357	Quadient SA (France)	1,567
182,253	Samsung Electronics Co Ltd. (South Korea)	7,585
		18,920
TEXTILES, APPAREL & LUXURY GOODS—2.2%
81,952	Adidas AG (Germany)	8,000
230,536	Cie Financiere Richemont SA (Switzerland)	22,531
286,323	Cie Financiere Richemont SA ADR (South Africa)[2]	2,799
176,771	EssilorLuxottica SA (France)	27,952
303,000	Li Ning Co. Ltd. (China)	1,567
970,500	Samsonite International SA (Hong Kong)*,1	2,085
236,318	Shenzhou International Group Holdings Ltd. (China)	1,641
969,500	Stella International Holdings Ltd. (Hong Kong)	939
		67,514
THRIFTS & MORTGAGE FINANCE—0.2%
175,134	Housing Development Finance Corp. Ltd. (India)	5,237
TOBACCO—0.6%
79,230	British American Tobacco plc (United Kingdom)	3,129
1,349,448	Swedish Match AB (Sweden)	13,879
		17,008
TRADING COMPANIES & DISTRIBUTORS—1.6%
290,500	BOC Aviation Ltd. (China)[1]	1,944
279,799	Brenntag SE (Germany)	16,977
641,217	Bunzl plc (United Kingdom)	20,894
362,500	ITOCHU Corp. (Japan)	9,369
		49,184
TRANSPORTATION INFRASTRUCTURE—0.6%
541,433	Getlink SE (France)	8,568
214,299	Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)	3,324
288,100	Mitsubishi Logistics Corp. (Japan)	6,322
		18,214

Harbor International Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—0.3%
292,300	KDDI Corp. (Japan)	$8,639
TOTAL COMMON STOCKS
(Cost $3,172,621)		2,977,046

PREFERRED STOCKS—0.3%
AUTOMOBILES—0.3%
80,346	Volkswagen AG (Germany)	10,284
PERSONAL PRODUCTS—0.0%
9,185	AMOREPACIFIC Group (South Korea)	133
TOTAL PREFERRED STOCKS
(Cost $13,391)		10,417

SHORT-TERM INVESTMENTS—0.1%
(Cost $2,077)
Shares		Value

2,077	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 3.120%)[4]	$2,077
TOTAL INVESTMENTS—99.1%
(Cost $3,188,089)		2,989,540
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		27,295
TOTAL NET ASSETS—100.0%		$3,016,835

RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Cie Financiere Richemont SA ADR (South Africa)[2]	805,198	CHF 67.00	09/12/2023	$ —	$37

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2022 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$—	$19,676	$—	$19,676
Europe	1,185	1,930,999	—	1,932,184
Latin America	24,673	—	—	24,673
Middle East/Central Asia	10,547	19,991	—	30,538
North America	10,513	—	—	10,513
Pacific Basin	15,791	943,671	—	959,462
Preferred Stocks
Europe	—	10,284	—	10,284
Pacific Basin	—	133	—	133
Short-Term Investments
Investment Company-Securities Lending Investment Fund	2,077	—	—	2,077
Total Investments in Securities	$64,786	$2,924,754	$—	$2,989,540
Financial Derivative Instruments - Assets
Rights/Warrants	$37	$—	$—	$37
Total Investments	$64,823	$2,924,754	$—	$2,989,577
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2022. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2021 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 10/31/2022 (000s)	Unrealized Gain/(Loss) as of 10/31/2022 (000s)
Common Stocks	$11,568	$206	$(1,512)	$—	$87	$(2,856)	$—	$(7,493)	$—	$(7,678)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2022 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Severstal PJSC GDR (Russia)[1]	$ —	Market Approach	Estimated Recovery Value	$ 0.00
X5 Retail Group NV GDR (Russia)[1]	—	Market Approach	Estimated Recovery Value	$ 0.00
$—

x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
*	Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $54,627 or 2% of net assets.

2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

3	All or a portion of this security was out on loan as of October 31, 2022.
4	Represents the investment of collateral received from securities lending activities
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing or transferred from Level 3 to Level 2 due to availability of observable market data for pricing
CHF	Swiss Franc
The accompanying notes are an integral part of the Financial Statements.

Harbor International Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Management’s Discussion of
Fund Performance
Market Review
Inflation has continued to be a prominent consideration for policy makers and central bankers during the past year. The Federal Reserve in the US, the Bank of England, and the European Central Bank have all raised interest rates following continued rises in consumer prices.
Energy costs have been a notable driver of price rises, exacerbated by Russia’s invasion of Ukraine in February. The effects of this have been felt particularly in Europe and the UK. Initiatives aimed at lessening the impact on consumers have been announced, along with measures aimed at reducing energy use.
Although inflation is increasing in Japan, this is from a sufficiently low starting point that the Bank of Japan has felt able to continue with monetary easing. China’s pandemic lockdowns have been easing, leading to some recovery in retail spending and industrial production, but some lending rates have nonetheless been cut there and the effects on global supply chains continue to be felt.
Though we are mindful of these headwinds, we endeavour not to be distracted by short-term considerations. We prefer to approach portfolio construction by considering company fundamentals rather than macroeconomic issues. We aim to find good quality stocks that can produce above average earnings growth and that have the potential to outperform over the long term.
Performance
Harbor International Growth Fund returned -40.76% (Retirement Class), -40.78% (Institutional Class), -40.93% (Administrative Class), and -41.00% (Investor Class) for the twelve months ended October 31, 2022, underperforming the -24.73% return of the MSCI All Country World Ex U.S. (ND) Index.
The Fund underperformed in each of the regions in the benchmark index, led by Europe ex-UK, Developed Asia, and the UK.
Where sectors are concerned, all areas detracted from relative performance apart from Real Estate, where there was a small positive contribution (and where the Fund had no exposure). The main detractors from the Fund’s relative performance included Consumer Discretionary, Information Technology, and Industrials. At the end of October 2022, the Fund was most overweight in the Consumer Discretionary and Industrials sectors, while the most underweight positions were in Financials and Materials.
The Fund’s regional and sectoral positions are outputs of our bottom-up investment process. Given this fundamental approach, it is particularly relevant to consider the individual company holdings that impacted performance. The largest individual detractors from performance included Zalando, Shopify, and Farfetch. The main contributors during the period included United Overseas Bank, Olympus, and Raia Drogasil.
Zalando is a German-listed ecommerce company that specialises in fashion retail. It is the European leader in this area. The company’s revenues have suffered as the cost of living for consumers has risen and consumer confidence has fallen. However, the customer base continues to expand. The long-term investment case for the business is that it has the potential to increase significantly its share of the online fashion market. Shopify of Canada provides a range of services that assist businesses to operate via the internet. These include payment, shipping, and marketing solutions. It has seen some slowing in the rate of growth this year following a strong period during the pandemic, but we are confident that the long-term potential for this business remains intact. We are sufficiently excited by Shopify’s prospects that we added to the Fund’s position during the year. Farfetch, which is listed in the U.K., operates the world’s largest luxury online marketplace. Despite the macro headwinds presented by the need to exit the Russian market and the lockdowns in China, we are encouraged that this is one of

Harbor International Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor International Growth Fund
Retirement Class[1]	-40.76%	-1.47%	3.50%
Institutional Class	-40.78	-1.53	3.45
Administrative Class	-40.93	-1.79	3.19
Investor Class	-41.00	-1.90	3.06
Comparative Index
MSCI All Country World Ex. U.S. (ND)	-24.73%	-0.60%	3.27%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.77% (Net) and 0.81% (Gross) (Retirement Class); 0.85% (Net) and 0.89% (Gross) (Institutional Class); 1.10% (Net) and 1.14% (Gross) (Administrative Class); and 1.21% (Net) and 1.25% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
a small number of ecommerce companies where underlying growth has remained strong following the pandemic. We added to the holding during the year to take advantage of a share price that has been adversely affected by fears around post-pandemic normalisation.
United Overseas Bank is a family run Singaporean bank with operations spanning South East Asia. It focuses on lending to individuals and small businesses. Growth has been steady, and credit quality remains strong. We added to the Fund’s position in the company during the year. Olympus is a global leader in the production of endoscopes for medical applications. The company’s revenues and profits have continued to grow during the year, and management have increased their forecasts despite weakness in the Chinese market. Raia Drogasil is Brazil’s leading pharmacy chain. It has around a quarter of the market in Sao Paolo and is growing elsewhere in the country. The company has continued to open stores during the year and revenues are continuing to grow at a respectable rate.
Outlook & Strategy
Macroeconomic and geopolitical headwinds have continued to be a feature of the past year. Our focus remains on identifying well managed, good quality companies whose earnings have the potential, in our view, to grow strongly over the long term. We expect that this investment approach, which we have followed over many years and through many past periods of challenge, will be rewarded through the share prices of the companies in which the Fund invests.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Growth Fund
Portfolio of Investments—October 31, 2022

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2022, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—97.2%
Shares		Value
AUTO COMPONENTS—0.9%
61,940	Denso Corp. (Japan)	$3,073
AUTOMOBILES—1.1%
108,360	Suzuki Motor Corp. (Japan)	3,664
BANKS—2.7%
485,207	United Overseas Bank Ltd. (Singapore)	9,519
BEVERAGES—3.2%
4,285	Anheuser-Busch InBev SA (Belgium)	214
39,619	Remy Cointreau SA (France)	6,059
3,531,240	Thai Beverage PCL (Thailand)	1,435
306,710	United Spirits Ltd. (India)*	3,323
		11,031
BIOTECHNOLOGY—0.7%
184,343	Beigene Ltd. (China)*	2,377
BUILDING PRODUCTS—0.9%
373,941	NIBE Industrier AB (Sweden)	2,983
CAPITAL MARKETS—0.9%
347,605	Hargreaves Lansdown plc (United Kingdom)	3,038
CHEMICALS—1.3%
115,659	Asian Paints Ltd. (India)	4,358
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—2.8%
52,713	Exor NV (Netherlands)*	$3,542
388,429	Investor AB Class B (Sweden)	6,340
		9,882
ELECTRICAL EQUIPMENT—2.3%
68,856	Contemporary Amperex Technology Co. Ltd. (China)*	3,534
83,080	Nidec Corp. (Japan)	4,568
		8,102
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.8%
12,240	Keyence Corp. (Japan)	4,615
106,960	Murata Manufacturing Co. Ltd. (Japan)	5,064
		9,679
ENTERTAINMENT—1.1%
30,241	Spotify Technology SA (United States)*	2,437
54,821	Ubisoft Entertainment SA (France)*	1,504
		3,941
FOOD & STAPLES RETAILING—4.6%
274,908	Jeronimo Martins SGPS SA (Portugal)	5,689
1,080,980	Raia Drogasil SA (Brazil)*	5,506
41,720	Sugi Holdings Co. Ltd. (Japan)	1,673
757,220	Wal-Mart de Mexico SAB de CV (Mexico)	2,925
		15,793

Harbor International Growth Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—5.6%
47,980	Cochlear Ltd. (Australia)	$6,129
406,580	Olympus Corp. (Japan)	8,573
88,140	Sysmex Corp. (Japan)	4,744
		19,446
HOTELS, RESTAURANTS & LEISURE—2.1%
70,440	MakeMyTrip Ltd. (India)*	1,960
875,355	Trainline plc (United Kingdom)*,1	3,331
87,017	Trip.com Group Ltd. (China)*	1,955
		7,246
HOUSEHOLD PRODUCTS—1.5%
84,440	Pigeon Corp. (Japan)	1,106
134,100	Unicharm Corp. Common Stock (Japan)	4,076
		5,182
INSURANCE—3.0%
717,560	AIA Group Ltd. (Hong Kong)	5,435
136,821	ICICI Lombard General Insurance Co Ltd. (India)[1]	1,938
777,100	Ping An Insurance Group Co. of China Ltd. (China)	3,111
		10,484
INTERACTIVE MEDIA & SERVICES—5.1%
915,309	Auto Trader Group plc (United Kingdom)[1]	5,479
201,848	Baidu Inc. Class A (China)*	1,935
17,475	Naver Corp. (South Korea)	2,073
1,017,848	Rightmove plc (United Kingdom)	5,731
978,000	Z Holdings Corp. (Japan)	2,524
		17,742
INTERNET & DIRECT MARKETING RETAIL—9.3%
517,636	Alibaba Group Holding Ltd. (China)*	4,025
151,368	Coupang Inc. (South Korea)*	2,614
254,676	Farfetch Ltd. (United Kingdom)*	2,160
42,227	Games Workshop Group plc (United Kingdom)	3,100
253,740	Meituan Class B (China)*,1	4,062
6,938	MercadoLibre Inc. (Brazil)*	6,255
146,531	Prosus NV (Netherlands)*	6,336
156,566	Zalando SE (Germany)*,1	3,609
		32,161
IT SERVICES—3.8%
3,080	Adyen NV (Netherlands)*,1	4,397
36,776	Bechtle AG (Germany)	1,271
124,925	Shopify Inc. (Canada)*	4,276
437,825	Wise plc (United Kingdom)*	3,335
		13,279
LEISURE PRODUCTS—1.3%
28,880	Shimano Inc. (Japan)	4,469
LIFE SCIENCES TOOLS & SERVICES—4.1%
7,335	Lonza Group AG (Switzerland)	3,776
8,208	Mettler-Toledo International Inc. (Switzerland)*	10,383
		14,159
MACHINERY—7.9%
725,297	Atlas Copco AB Class A (Sweden)	7,741
6,429	Atlas Copco AB Class B (Sweden)	62
315,684	Epiroc AB Class B (Sweden)	4,239
14,780	SMC Corp. (Japan)	5,933
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
581,300	Techtronic Industries Co. Ltd. (Hong Kong)	$5,504
227,250	Weir Group plc (United Kingdom)	3,960
		27,439
PERSONAL PRODUCTS—2.6%
48,940	Kao Corp. (Japan)	1,828
206,820	Shiseido Co. Ltd. (Japan)	7,143
		8,971
PROFESSIONAL SERVICES—3.0%
121,804	Experian plc (United Kingdom)	3,884
65,951	Intertek Group plc (United Kingdom)	2,763
116,600	Recruit Holdings Co. Ltd. (Japan)	3,588
		10,235
ROAD & RAIL—1.1%
49,383	Canadian Pacific Railway Ltd. (Canada)	3,681
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.6%
17,544	ASML Holding NV (Netherlands)	8,230
638,280	Longi Green Energy Technology Co. Ltd. (China)	4,215
169,236	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[2]	10,416
		22,861
SOFTWARE—1.8%
49,712	Nemetschek SE (Germany)	2,370
78,160	Xero Ltd. (New Zealand)*	3,881
		6,251
SPECIALTY RETAIL—0.2%
121,233	AUTO1 Group SE (Germany)*,1	815
TEXTILES, APPAREL & LUXURY GOODS—7.1%
20,685	Adidas AG (Germany)	2,019
152,068	Burberry Group plc (United Kingdom)	3,169
75,800	Cie Financiere Richemont SA (Switzerland)	7,408
7,529	Kering SA (France)	3,448
539,400	Li Ning Co. Ltd. (Hong Kong)	2,790
9,153	LVMH Moet Hennessy Louis Vuitton SE (France)	5,776
		24,610
THRIFTS & MORTGAGE FINANCE—2.8%
320,335	Housing Development Finance Corp. Ltd. (India)	9,578
TRADING COMPANIES & DISTRIBUTORS—2.0%
39,459	Ashtead Group plc (United Kingdom)	2,056
37,652	IMCD NV (Netherlands)	4,883
		6,939
WIRELESS TELECOMMUNICATION SERVICES—1.0%
77,980	SoftBank Group Corp. (Japan)	3,347
TOTAL COMMON STOCKS
(Cost $332,128)		336,335

Harbor International Growth Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
PREFERRED STOCKS—2.2%
(Cost $2,347)
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
21,756	Sartorius AG (Germany)	$7,671
TOTAL INVESTMENTS—99.4%
(Cost $334,475)		344,006
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		2,185
TOTAL NET ASSETS—100.0%		$346,191

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2022 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$16,299	$128,801	$—	$145,100
Latin America	14,686	—	—	14,686
Middle East/Central Asia	1,960	19,197	—	21,157
North America	10,394	—	—	10,394
Pacific Basin	13,030	131,968	—	144,998
Preferred Stocks
Europe	—	7,671	—	7,671
Total Investments in Securities	$56,369	$287,637	$—	$344,006
There were no Level 3 Investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $23,631 or 7% of net assets.

2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

Harbor International Small Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Cedar Street Asset Management LLC
Management’s Discussion of
Fund Performance
Market Review
During the fiscal year ended October 31, 2022, global equities experienced their biggest declines since the Global Financial Crisis. Non-US small cap stocks were not immune with the MSCI EAFE Small Cap (ND) Index (the “Index”) posting a decline of 30.2%, calculated in US dollars. Measured in local currency, the decline was 15.8%. Numerous macroeconomic factors contributed to the negative returns, but we believe inflation was likely top of mind and likely sparked much of the fiscal year’s volatility.
Inflation readings differed widely across the globe during the past fiscal year based on local conditions. For example, US core inflation was +6.6% in September 2022, the highest reading since 1982, while Japan’s +2.8% core CPI for the same period was not even its highest in the past decade. Underlying sources of inflationary pressures also differed quite a bit by locality. Inflation in Europe was largely driven by energy costs rising due to the Ukraine war, whereas US inflation was driven by employment shortages and supply chain issues pushing input costs higher, in our view.
Disparate inflationary pressures have consequently resulted in wide variability in the policy responses. Brazil, a country that has had more recent experiences with double-digit inflation, deployed a more aggressive interest rate policy to get ahead of inflation. The ECB and the Fed adopted a wait-and-see approach, hiking gradually and only after it became obvious that inflation was not “transitory.” Japan, consistent with its lower inflation rate, has not tightened at all. In our view, the lack of coordinated policy responses has had just as much of an impact on global interest rate volatility during the past fiscal year as the actual rates set by central banks.
Rising interest rates in fiscal 2022 coincided with relative outperformance of Value style equities versus Growth style equities during the period by between 10 to 20 percentage points in most major equity indexes. Likewise, within the fund’s benchmark, the Index, the Value segment generated a more modest loss of -24.7% versus a loss of -35.7% for the Growth segment.
At a more granular level, some equity market sectors that had outperformed during periods of low interest rates and lower inflation largely underperformed during the past fiscal year. For example, the Technology and Consumer Discretionary segments of the Index both underperformed Health Care and Consumer Staples by about 20 percentage points. However, Real Estate, which performed relatively better at the outset of the fiscal year when it was touted as an “inflation hedge” by many market pundits, experienced similar declines to Tech and Consumer Discretionary stocks as investors recognized the challenges for many real estate companies from a rising interest rate environment, in our view.
Performance
Harbor International Small Cap Fund returned -16.94% (Retirement Class), -17.00% (Institutional Class), -17.25% (Administrative Class), and -17.29% (Investor Class) for the year ended October 31, 2022, while the Index returned -30.28%.
The negative absolute performance was driven primarily by currency translation effects, as our analysis indicates the Fund generated about a 2% loss for the period when measured in local currency.
On a relative basis, outperformance over the period was broad based and primarily reflects positive stock selection effects in the UK, Germany, and Japan, offset by poor stock selection in Canada. From a sector perspective, stock selection in Technology and Industrials sectors and lack of exposure to Real Estate were the main contributors to returns, offset somewhat by stock selection in Energy and Materials sectors.
During the period under review, the main detractors to Fund performance were companies that experienced company-specific issues. For example, Johnson Electric in Hong Kong is an electric vehicle component supplier that was hurt by COVID-19 lockdowns in China. We added to our position due to the company’s ability to continue taking market share in a tough environment. Meanwhile, Resurs Holding in Sweden, experienced a management change and a new round of technology infrastructure investments that likely delays its path to increased profitability. We exited our position to redeploy assets to other investments.

Harbor International Small Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	Life of Fund
Harbor International Small Cap Fund
Retirement Class[1]	-16.94%	1.53%	6.38%
Institutional Class[1]	-17.00	1.45	6.31
Administrative Class[1]	-17.25	1.17	6.03
Investor Class[1]	-17.29	1.07	5.91
Comparative Index
MSCI EAFE Small Cap (ND)[1]	-30.28%	-1.30%	4.26%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.88% (Net) and 1.17% (Gross) (Retirement Class); 0.96% (Net) and 1.25% (Gross) (Institutional Class); 1.21% (Net) and 1.50% (Gross) (Administrative Class); and 1.32% (Net) and 1.61% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
The Fund’s top contributors include strategic buy-outs and companies that are executing well, despite difficult conditions, in our view. Tower Semiconductor received a buyout offer from Intel with a decent premium, in our view, due to Tower’s manufacturing prowess in analog semiconductors. Round One is a Japanese operator of family entertainment centers in Japan, China, and the US. In the US, Round One has cheaply acquired new space in high vacancy malls and suburban shopping centers. In the aftermath of the pandemic, families are excited to venture out for karaoke, bowling, and Japanese arcade games.
As always, country and sector allocations continue to be driven by company-specific factors and we have not significantly modified our exposures.
Outlook & Strategy
In our view, inflation and efforts to fight it will likely dominate concerns for global equities. Many developed market central banks were late to recognize the persistence of inflation. Real rates, that is interest rates minus inflation, are still negative, suggesting a continuation of tightening monetary policy. In addition, quantitative tightening, the winding down of assets from central bank balance sheets, has yet to meaningfully dent bloated central bank balance sheets, in our view.
With continued monetary tightening, we believe that companies with the combination of good underlying businesses, solid balance sheets, and compelling valuations are likely to outperform.
In addition, we expect some level of mean reversion between the USD and other major currencies in the months/quarters ahead as the current dynamic appears to be unsustainable from a current account perspective. As such, we also believe that non-US equities could see a benefit from currency translation.
In our view, given current market conditions, investors with the ability to deploy USD are in a seemingly favorable position to benefit two ways in the current environment: buying cheaper assets versus comparable U.S. equities and doing so with the increased purchasing power of the USD.

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 10/31/2022.
This report contains the current opinions of Cedar Street Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Small Cap Fund
Portfolio of Investments—October 31, 2022

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2022, 34.4% of the Fund’s investments were denominated in Euro. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—90.9%
Shares		Value
AEROSPACE & DEFENSE—1.2%
62,279	Hensoldt AG (Germany)*	$1,463
AIR FREIGHT & LOGISTICS—1.3%
4,217,800	Singapore Post Ltd. (Singapore)*	1,611
AUTO COMPONENTS—1.1%
1,364,730	Johnson Electric Holdings Ltd. (Hong Kong)	1,406
BANKS—1.8%
1,413,156	Virgin Money UK plc (United Kingdom)	2,203
BEVERAGES—2.1%
200,699	A.G. Barr plc (United Kingdom)*	1,034
881,439	C&C Group plc (Ireland)*	1,654
		2,688
CAPITAL MARKETS—1.6%
970,294	TP ICAP Group plc (Jersey)	2,046
115,000	Value Partners Group Ltd. (Hong Kong)	28
		2,074
CHEMICALS—2.9%
201,394	Neo Performance Materials Inc. (Canada)	1,573
110,248	Victrex plc (United Kingdom)	2,094
		3,667
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—6.6%
108,819	ISS A/S AS (Denmark)*	$1,999
74,564	Loomis AB (Sweden)	2,088
198,527	Mears Group PLC (United Kingdom)	431
910,075	Serco Group plc (United Kingdom)	1,702
179,948	Transcontinental Inc. (Canada)	2,054
		8,274
CONSTRUCTION & ENGINEERING—1.8%
718,107	Maire Tecnimont SpA (Italy)	2,228
CONSUMER FINANCE—1.6%
28,080	Cembra Money Bank AG (Switzerland)	2,036
CONTAINERS & PACKAGING—1.2%
5,440	BillerudKorsnas AB (Sweden)	70
122,800	Fuji Seal International Inc. (Japan)*	1,439
		1,509
DISTRIBUTORS—2.6%
307,560	B&S Group Sarl (Luxembourg)[1]	1,610
57,136	PALTAC Corp. (Japan)	1,623
		3,233
DIVERSIFIED FINANCIAL SERVICES—1.7%
299,628	BFF Bank SpA (Italy)[1]	2,114

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—1.4%
54,426	Mersen SA (France)	$1,761
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—8.8%
109,877	Amano Corp. (Japan)	1,880
173,361	Anritsu Corp. (Japan)	1,745
151,310	Daiwabo Holdings Co. Ltd. (Japan)	1,952
31,065	Landis+Gyr Group AG (Switzerland)*	1,790
126,072	Optex Group Co. Ltd. (Japan)	1,736
173,420	Venture Corp. Ltd. (Singapore)	1,952
		11,055
ENERGY EQUIPMENT & SERVICES—1.9%
186,135	Technip Energies NV (France)*	2,403
FOOD & STAPLES RETAILING—1.3%
192,652	Qol Holdings Co. Ltd. (Japan)	1,589
FOOD PRODUCTS—8.0%
50,965	Ariake Japan Co. Ltd. (Japan)	1,766
1,922,692	Aryzta AG (Switzerland)*	1,971
207,712	Elders Ltd. (Australia)	1,732
185,088	Glanbia plc (Ireland)	2,137
2,541,682	Japfa Ltd. (Singapore)	915
59,405	Morinaga & Co. Ltd. (Japan)	1,486
		10,007
GAS UTILITIES—1.6%
87,538	Rubis SCA (France)*	1,988
HEALTH CARE EQUIPMENT & SUPPLIES—3.9%
106,233	Ansell Ltd. (Australia)	1,918
310,688	Arjo AB B Shares (Sweden)*	1,239
142,917	Eiken Chemical Co. Ltd. (Japan)	1,765
		4,922
HOTELS, RESTAURANTS & LEISURE—2.4%
95,505	RESORTTRUST, Inc. (Japan)	1,470
359,664	Round One Corp. (Japan)	1,530
		3,000
INDUSTRIAL CONGLOMERATES—1.2%
74,285	Indus Holding AG (Germany)	1,466
INSURANCE—6.0%
47,212	ASR Nederland NV (Netherlands)	2,079
183,761	Coface SA (France)	2,046
724,287	Direct Line Insurance Group plc (United Kingdom)	1,673
1,013,047	Mapfre SA (Spain)	1,738
		7,536
IT SERVICES—1.6%
84,624	Tietoevry OYJ (Finland)	2,017
LEISURE PRODUCTS—0.5%
41,800	Globeride Inc. (Japan)*	653
MACHINERY—7.1%
349,572	Husqvarna AB (Sweden)	2,075
19,301	Krones AG (Germany)	1,788
80,780	Nabtesco Corp. (Japan)	1,716
105,696	Norma Group SE (Germany)	1,676
132,812	OSG Corp. (Japan)	1,688
		8,943
COMMON STOCKS—Continued
Shares		Value
MEDIA—4.6%
646,949	Atresmedia Corp. de Medios de Comunicacion SA (Spain)*	$1,867
80,389	Criteo SA ADR (France)*,2	2,050
53,369	RTL Group SA (Luxembourg)	1,812
		5,729
OIL, GAS & CONSUMABLE FUELS—1.3%
1,652,992	Beach Energy Ltd. (Australia)	1,690
PAPER & FOREST PRODUCTS—0.8%
279,369	Navigator Co. SA (Portugal)	1,064
PERSONAL PRODUCTS—1.5%
315,469	Ontex Group NV (Belgium)*	1,861
PHARMACEUTICALS—0.1%
104,280	Genomma Lab Internacional SAB de CV (Mexico)*	80
PROFESSIONAL SERVICES—1.5%
153,895	BeNext-Yumeshin Group Co. (Japan)*	1,856
ROAD & RAIL—1.7%
562,678	Redde Northgate plc (United Kingdom)	2,152
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
300,740	X-FAB Silicon Foundries SE (Belgium)*,1	1,557
SOFTWARE—2.8%
174,645	Computer Engineering & Consulting Ltd. (Japan)	1,831
222,497	TomTom NV (Netherlands)*	1,739
		3,570
TEXTILES, APPAREL & LUXURY GOODS—1.5%
2,729,847	Coats Group plc (United Kingdom)	1,894
TRANSPORTATION INFRASTRUCTURE—0.7%
232,553	ENAV SpA (Italy)[1]	899
TOTAL COMMON STOCKS
(Cost $124,316)		114,198
TOTAL INVESTMENTS—90.9%
(Cost $124,316)		114,198
CASH AND OTHER ASSETS, LESS LIABILITIES—9.1%		11,405
TOTAL NET ASSETS—100.0%		$125,603

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2022 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,245	$69,269	$—	$71,514
Latin America	80	—	—	80
North America	3,627	—	—	3,627
Pacific Basin	—	38,977	—	38,977
Total Investments in Securities	$5,952	$108,246	$—	$114,198
There were no Level 3 Investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $6,180 or 5% of net assets.

2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
Management’s Discussion of
Fund Performance
Market Review
U.S. equity markets have been challenged over the past year as inflation, Federal Reserve (Fed) policy, and geopolitical risk have weighed on the economy and investor sentiment.  For the one-year period ended October 31, 2022, the S&P 500 returned -14.7%, declining in 7 of 12 months. In terms of style, value has held in better during the risk-off environment on a relative basis with the Russell 1000® Value Index outperforming its growth counterpart by over 17% during the period.
Inflation has been the headline risk during the past year with the U.S. consumer price index (CPI) rising to 9.1% (annualized) in June, the highest level since November 1981. While that rate moderated to 8.2% in September, the Fed has embarked on an interest rate hiking cycle in response with four hikes in 2022 through October, three of which were 75 basis points (bps). This is concurrent to the withdrawal of support for the economy, known as Quantitative Tightening, which ramped up in September. Results of Fed policy included rising yields across the U.S Treasury curve, higher mortgage rates, as well as currency appreciation with the U.S. Dollar Index (DXY) reaching a two-decade high in the third quarter.
U.S. economic indicators have been mixed during the year as gross domestic product (GDP) declined for the first two quarters of 2022, stoking concerns of a possible recession. Employment remained a bright spot as the unemployment rate fell during the first half of the period and settled at 3.5% in September. However, non-farm payrolls may indicate weakness ahead as the number of new jobs created declined from 647 thousand in November 2021 to a low of 263 thousand in September 2022. Further complicating growth and inflation concerns has been the war between Ukraine and Russia, which began in February and has materially impacted the prices and availability of key commodities such as oil, aluminum, and wheat.
Performance
Harbor Large Cap Value Fund returned -12.82 (Retirement Class), -12.90% (Institutional Class), -13.06% (Administrative Class), and -13.15% (Investor Class) for the year ended October 31, 2022, underperforming the -7.00% return of the Russell 1000® Value Index.
The Fund’s underperformance relative to the Russell 1000® Value Index during the year can be attributed to both security selection and sector allocation.  Security selection in the Information Technology and Health Care sectors as well as an underweight to the Energy sector detracted the most from relative performance. Conversely, an underweight to the Communication Services sector and security selection in the Materials and Financials sectors contributed the most to relative performance.
Seed and crop protection company, Corteva Agriscience, was the top contributor to relative return during the period. Due to its respected brand and the value-added benefits of its patented seeds and crop protection solutions for farmers, Corteva has been able to more than offset input cost inflation with sustainable price increases. In addition, the company’s ongoing mix shift to higher-margin, premium products, a catalyst we previously identified, is aiding both sales and profit growth. Shares were likely also buoyed by the rise in crop prices. Market participants, perhaps eager to chase short-term trends, poured into the sector. At Aristotle Capital, we look past such gyrations and, as long-term investors, do not attempt to predict short-term changes in commodity prices. We remain excited about what we view to be high-quality characteristics and fundamental improvements that permeate Corteva’s business, not the least of which include its pricing power.
Software company, Adobe, was the top detractor during the year. So far in 2022, Adobe has achieved record revenues with strength in all its businesses, as the acceleration toward digital has continued to drive content creation across industries. During the third quarter, however, the company’s shares declined after announcing its plans to acquire Figma, a web-first collaborative interface design platform, for $20 billion. What at first glance may seem like a steep price,

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Large Cap Value Fund
Retirement Class[1]	-12.82%	8.72%	12.49%
Institutional Class	-12.90	8.64	12.43
Administrative Class	-13.06	8.35	12.14
Investor Class	-13.15	8.25	12.01
Comparative Index
Russell 1000® Value	-7.00%	7.21%	10.30%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.61% (Net) and 0.64% (Gross) (Retirement Class); 0.69% (Net) and 0.72% (Gross) (Institutional Class); 0.94% (Net) and 0.97% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Figma’s web-based, multi-player platform could accelerate the delivery of Adobe’s Creative Cloud technologies on the web, increasing Adobe’s reach and total addressable market. Management expects the deal to close in 2023 and the transaction to be accretive by the end of the third year of integration. As is the case with any significant acquisition, we will take our time to understand this deal’s rationale and follow management’s ability to take Figma to “new heights.” This has been the case with previous acquisitions, including Marketo and Magento (although each at a much smaller purchase price). In general, we admire management teams that are able to recognize the evolving needs of their clients and are unafraid of “competing with themselves” by developing new offerings. We will continue to study this acquisition and better understand the desire of content creators to collaborate over the web.
Outlook & Strategy
At Aristotle Capital, our work is focused on individual companies. Where broader issues such as inflation, policy decisions and the pandemic are relevant, we take a long-term approach, attempting to minimize the distractions of what may be on others’ minds. While the headlines focus on short-term news, in our view, the fundamentals of a business are the most important determinants of its long-term stock price performance. Consequently, we believe the best way for an investment manager to consistently add value is to maintain a long-term perspective and focus on understanding a company’s key attributes and value drivers.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Large Cap Value Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—97.3%
Shares		Value
AEROSPACE & DEFENSE—2.3%
191,000	General Dynamics Corp.	$47,712
AUTO COMPONENTS—1.8%
2,945,000	Cie Generale des Etablissements Michelin SCA ADR (France)[1]	37,401
BANKS—7.3%
431,000	Commerce Bancshares Inc.	30,532
335,000	Cullen/Frost Bankers Inc.	51,942
4,893,000	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	23,046
302,000	PNC Financial Services Group Inc.	48,872
		154,392
BEVERAGES—4.6%
871,000	Coca-Cola Co.	52,130
179,000	Constellation Brands Inc.	44,227
		96,357
BIOTECHNOLOGY—2.9%
225,000	Amgen Inc.	60,829
CAPITAL MARKETS—5.2%
201,000	Ameriprise Financial Inc.	62,133
513,000	Blackstone Group Inc.	46,755
		108,888
CHEMICALS—8.4%
1,338,000	Corteva Inc.	87,425
267,000	Ecolab Inc.	41,937
510,000	RPM International Inc.	48,231
		177,593
CONSTRUCTION MATERIALS—2.5%
158,000	Martin Marietta Materials Inc.	53,085
CONSUMER FINANCE—2.6%
517,000	Capital One Financial Corp.	54,812
ELECTRIC UTILITIES—2.4%
788,000	Xcel Energy Inc.	51,307
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.5%
330,000	Crown Castle International Corp.	$43,976
462,000	Equity Lifestyle Properties Inc.	29,549
		73,525
FOOD & STAPLES RETAILING—1.6%
381,027	Sysco Corp.	32,982
FOOD PRODUCTS—0.3%
98,007	Tyson Foods Inc.	6,699
GAS UTILITIES—2.5%
486,000	Atmos Energy Corp.	51,783
HEALTH CARE EQUIPMENT & SUPPLIES—3.7%
626,000	Alcon Inc. (Switzerland)	37,986
448,000	Medtronic plc (Ireland)	39,128
		77,114
HOUSEHOLD DURABLES—4.7%
677,000	Lennar Corp. Class A	54,634
7,126	Lennar Corp. Class B	465
661,000	Sony Corp. ADR (Japan)[1]	44,597
		99,696
HOUSEHOLD PRODUCTS—2.2%
346,000	Procter & Gamble Co.	46,596
INDUSTRIAL CONGLOMERATES—2.5%
257,000	Honeywell International Inc.	52,433
INSURANCE—2.2%
450,000	Cincinnati Financial Corp	46,494
IT SERVICES—0.8%
208,000	PayPal Holdings Inc.*	17,385
LIFE SCIENCES TOOLS & SERVICES—2.8%
239,000	Danaher Corp.	60,149
MACHINERY—6.7%
363,000	Oshkosh Corp.	31,944
204,000	Parker-Hannifin Corp.	59,286
499,000	Xylem Inc.	51,113
		142,343

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—5.0%
2,020,000	Coterra Energy Inc.	$62,883
414,000	Phillips 66	43,176
		106,059
PHARMACEUTICALS—2.6%
538,000	Merck & Co. Inc.	54,445
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.0%
850,000	Microchip Technology Inc.	52,479
444,000	QUALCOMM Inc.	52,241
		104,720
SOFTWARE—11.2%
172,000	Adobe Inc.*	54,782
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
216,000	ANSYS Inc.*	$47,771
248,000	Autodesk Inc.*	53,146
344,000	Microsoft Corp.	79,853
		235,552
TOTAL COMMON STOCKS
(Cost $1,603,452)		2,050,351
TOTAL INVESTMENTS—97.3%
(Cost $1,603,452)		2,050,351
CASH AND OTHER ASSETS, LESS LIABILITIES—2.7%		57,375
TOTAL NET ASSETS—100.0%		$2,107,726

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

Harbor Mid Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners, LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. equity markets, represented by the S&P 500® Index were negative during the 12-months ending October 31, 2022, posting 14.6% losses. The U.S. mid cap market, represented by the Russell Midcap® Index, finished the period down 17.17%.
Investors continued to focus on the posture of the Federal Reserve (the “Fed”), which was expected to increase the federal funds rate to stave off generationally high inflation numbers. Following CPI readings of 9.1% in June, 8.5% in July, and 8.3% in August, the Fed reacted by hiking rates by 75 bps for three months in a row to bring the Fed Funds Rate to the range of 3.00% to 3.25%. Fed chair Jerome Powell has been consistent in stating that fighting inflation is the central bank’s main priority following the increased CPI readings and continued to acknowledge that engineering a “soft landing” would be difficult, unwilling to stray from the Fed’s goal of 2% inflation and maximum employment. The central bank is now projecting a Fed Funds Rate between 4.1% and 4.4% at the end of the year, indicating that it expects to continue to hike rates through December. Previously in June, the Fed estimated the rate to hit 3.4% at the end of this year. Over the long-term, the Fed is projecting a rate of 2.5%, in-line with its long-term PCE inflation projections of 2.0%. Following the Federal Reserve’s indications that it would continue increasing rates, the Dollar saw renewed strength against the basket of global currencies. As a result, the Pound, Euro, and Yuan significantly weakened against the U.S. Dollar, which weighed on international equities during the period. Following the sell-off in the Pound to a record low against the U.S. Dollar, the Bank of England immediately restarted bond purchases to stabilize the currency which has fallen from over $2 in 2007 to about $1.10 at the end of the period. Commodities continued to trend down following chaotic trading in the wake of the Russian invasion in Ukraine in February, although continental Europe faces the conundrum of heading into winter without energy security. Lumber futures hit pre-pandemic lows and Crude Oil traded just above where it began the year to about $79 per barrel.
Performance
Harbor Mid Cap Fund returned -12.36% (Retirement Class), -12.43% (Institutional Class), and -12.72% (Investor Class), outperforming the Russell Midcap® Index, which returned -17.17 for the period ended October 31, 2022. Despite the broader Index contraction, the EARNEST Partners Mid Cap Core strategy was able to protect to the downside and outperformed the Index in the period. The bulk of outperformance was driven by strong security selection (Consumer Discretionary and Financials) although the allocation effect was also a contributor.
Contributing to performance was TJX, one of the world’s largest off-price apparel and home fashions retailers, operating stores such as T.J. Maxx, Marshalls and HomeGoods. The company differentiates itself through its flexible business model, rapidly turning over limited quantities of products sold at bargain prices. TJX is constantly shifting its products to align with current trends and market conditions. TJX shares had positive returns for the period. Despite disruptions within the retail world as inflationary pressures tempered demand from lower income consumers, TJX beat earnings estimates primarily driven by stronger margins which offset the softer sales. TJX’s business model continues to appeal to a broader range of customers relative to traditional retailers. This core business strategy combined with an experienced management team have resulted in strong cash flow and attractive organic growth prospects, The company’s continued focus on operational efficiencies positions them well for further margin improvement and earnings growth as inflation tempers and broader retail spending recovers.
Detracting from performance was Masco Corporation, a leading designer, manufacturer and distributor of home improvement and building products. The Company’s segments include Plumbing Products and Decorative Architectural Products. The company manufactures and distributes its products worldwide.

Harbor Mid Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Mid Cap Fund
Retirement Class[1]	-12.36%	N/A	8.73%
Institutional Class[1]	-12.43	N/A	8.65
Investor Class[1]	-12.72	N/A	8.26
Comparative Index
Russell Midcap®[1]	-17.17%	N/A	6.77%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.80% (Net) and 0.93% (Gross) (Retirement Class); 0.88% (Net) and 1.01% (Gross) (Institutional Class); 1.13% (Net) and 1.26% (Gross) (Administrative Class); and 1.24% (Net) and 1.37% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Despite sales increasing 8% year-over-year, shares were down in the period as operating margins contracted due to higher supply chain costs. The company also felt the impact of foreign exchange headwinds as part of its global exposure. With sustained supply chain and foreign exchange headwinds, management cut its prior 2022 guidance. Despite the near-term headwinds, management’s singular focus on the plumbing and decorative products segments bodes well for shareholders. After exiting the window and cabinet businesses through sale, the remaining business lines, plumbing and decorative products, represent higher margin and more stable businesses. Continued market share gains combined with improved operational efficiencies are expected to supersede the transient headwinds the company currently faces.
OUTLOOK & STRATEGY
As of October 31, 2022, the Fund had an overweight in the Industrials, Information Technology, and Financials and an underweight in Consumer Staples, Consumer Discretionary, and Utilities. The Fund’s relative overweight and underweight positions are an outgrowth of where EARNEST Partners is finding good individual investment opportunities.
In managing the Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 10/31/2022.
This report contains the current opinions of EARNEST Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions.Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—98.8%
Shares		Value
AEROSPACE & DEFENSE—6.3%
6,916	General Dynamics Corp.	$1,728
26,714	Hexcel Corp.	1,488
43,707	Spirit AeroSystems Holdings Inc.	1,012
15,543	Woodward Inc.	1,425
		5,653
BANKS—1.8%
88,509	KeyCorp	1,582
BUILDING PRODUCTS—2.0%
38,740	Masco Corp.	1,793
CAPITAL MARKETS—8.2%
17,207	Houlihan Lokey Inc.	1,537
17,231	Intercontinental Exchange Inc.	1,647
20,986	Raymond James Financial Inc.	2,479
25,811	Stifel Financial Corp.	1,597
		7,260
CHEMICALS—4.7%
9,506	Albemarle Corp.	2,661
10,505	Eastman Chemical Co.	807
14,688	Scotts Miracle-Gro Co.	674
		4,142
COMMERCIAL SERVICES & SUPPLIES—4.1%
20,701	Republic Services Inc.	2,745
21,010	Stericycle Inc.*	937
		3,682
COMMUNICATIONS EQUIPMENT—1.6%
19,679	Lumentum Holdings Inc.*	1,465
CONTAINERS & PACKAGING—2.6%
8,128	Packaging Corp. of America	977
28,948	Sealed Air Corp.	1,379
		2,356
ELECTRICAL EQUIPMENT—1.8%
39,643	Sensata Technologies Holding plc (United Kingdom)	1,594
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.9%
16,446	Arrow Electronics Inc.*	$1,665
15,496	Keysight Technologies Inc.*	2,699
		4,364
ENTERTAINMENT—1.7%
20,439	Activision Blizzard Inc.	1,488
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.0%
49,720	Americold Realty Trust	1,206
16,589	Boston Properties Inc.	1,206
4,396	SBA Communications Corp.	1,186
		3,598
FOOD & STAPLES RETAILING—1.6%
16,684	Sysco Corp.	1,444
HEALTH CARE EQUIPMENT & SUPPLIES—0.8%
22,269	Dentsply Sirona Inc.	686
HEALTH CARE PROVIDERS & SERVICES—2.8%
8,675	AmerisourceBergen Corp.	1,364
4,991	Laboratory Corp. of America Holdings	1,107
		2,471
HOTELS, RESTAURANTS & LEISURE—2.6%
16,137	Darden Restaurants Inc.	2,310
HOUSEHOLD DURABLES—2.6%
29,661	D.R. Horton Inc.	2,280
INSURANCE—7.1%
15,591	Reinsurance Group of America Inc.	2,295
10,442	Renaissance Holdings Ltd. (Bermuda)	1,615
18,942	The Progressive Corp.	2,432
		6,342
IT SERVICES—5.9%
12,667	Akamai Technologies Inc.*	1,119
21,580	Black Knight Inc.*	1,305
8,698	Broadridge Financial Solutions Inc.	1,305
13,333	Global Payments Inc.	1,523
		5,252

Harbor Mid Cap Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—4.6%
14,450	Agilent Technologies Inc.	$1,999
3,161	Bio-Rad Laboratories Inc.*	1,112
20,273	Syneos Health Inc.*	1,021
		4,132
MACHINERY—4.7%
6,013	Cummins Inc.	1,470
9,007	Dover Corp.	1,177
6,844	Snap-on Inc.	1,520
		4,167
MULTI-UTILITIES—1.4%
13,784	WEC Energy Group Inc.	1,259
OIL, GAS & CONSUMABLE FUELS—5.0%
17,920	Continental Resources Inc.	1,326
100,748	Coterra Energy Inc.	3,136
		4,462
PHARMACEUTICALS—1.2%
16,803	Catalent Inc.*	1,104
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.3%
28,306	CBRE Group Inc.*	2,008
ROAD & RAIL—1.5%
45,062	CSX Corp.	1,310
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%
10,528	Applied Materials Inc.	$929
17,112	Entegris Inc.	1,358
14,949	Skyworks Solutions Inc.	1,286
		3,573
SOFTWARE—3.6%
6,654	ANSYS Inc.*	1,472
5,870	Synopsys Inc.*	1,717
		3,189
SPECIALTY RETAIL—0.7%
8,839	TJX Companies Inc.	637
TRADING COMPANIES & DISTRIBUTORS—2.7%
33,369	Air Lease Corp.	1,178
11,550	GATX Corp.	1,209
		2,387
TOTAL COMMON STOCKS
(Cost $85,957)		87,990
TOTAL INVESTMENTS—98.8%
(Cost $85,957)		87,990
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		1,028
TOTAL NET ASSETS—100.0%		$89,018

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

Harbor Mid Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
LSV Asset Management
Management’s Discussion of
Fund Performance
Market Review
The broad U.S. equity market as measured by the S&P 500 Index was down 15.92% for the twelve months ended October 31, 2022. Global equity markets fell sharply over the twelve months as inflation not seen in 40 years and the Russian invasion of Ukraine weighed heavily on equities.  Stocks declined across all market cap ranges although large cap stocks held up slightly better than mid and small cap stocks.  After a long rally in growth stocks, value stocks outperformed over the trailing year falling less than their growth counterparts. The value advantage among midcap stocks was nearly 20% as the Russell Midcap® Growth Index was down 28.94% while the Russell Midcap® Value Index declined just 10.18%.
With inflation becoming more entrenched in late 2021 and early 2022, the Federal Reserve began a series of rate hikes to help tame inflation. Thus far in 2022 (through October 31), the Fed has raised rates 300 basis points which sent markets in retreat, particularly higher multiple growth stocks.  While growth has slowed in the US, the labor market continues to be resilient with unemployment continuing to remain under 4%. Markets were also rattled in 2022 as Russia’s invasion of Ukraine led to sanctions from the West and uncertainty regarding the Energy situation in Europe given Europe’s reliance on oil and gas from Russia. From a sector perspective, Energy stocks far outpaced all other sectors as oil prices, which were already on the rise before the Russian invasion of Ukraine, climbed even higher after the invasion. Energy stocks in the Russell Midcap® Value Index were up over 50% in the period while the benchmark declined just over 10%. Defensive sectors of the market including Consumer Staples and Utilities also held up well and posted positive returns.  Communication Services, Technology and Consumer Discretionary stocks were among the weaker segments of the market.
Performance
Harbor Mid Cap Value Fund returned -2.80% (Retirement Class), -2.88% (Institutional Class), -3.14% (Administrative Class), and -3.20% (Investor Class) for the year ended October 31, 2022, while the Russell Midcap® Value Index returned -10.18%. While the broad equity market sold off in the period, value stocks and the Fund held up much better than the overall market. The Fund’s deeper value bias added value in the period as cheaper stocks on an earnings and cash flow basis held up relatively well. Stock selection added significant value in the period while the Fund’s sector allocation detracted somewhat.  The Fund’s underweight to Energy stocks, which were up over 50% during the period had a negative impact on relative performance. In addition, our underweight to Utilities and overweight to Consumer Discretionary also detracted somewhat. However, this was offset by our overweight to Consumer Staples, which held up relatively well. Stock selection added value in several sectors particularly the Industrials and Health Care sectors.  Stock selection was also positive in the Technology and Energy sectors.
 Top contributors in the Industrials sector included construction machinery stocks Meritor and Allison Transmissions as well as Atlas Air Worldwide and Snap-On Inc.  In the Health Care sector, health care distributors McKesson and Cardinal Health added value in addition to Jazz Pharmaceutical in the pharmaceutical industry.  In the Energy sector, the Fund is overweight refiners which did well included Marathon Petroleum, Valero and HF Sinclair.  Other top contributors included H&R Block in the Consumer Discretionary sector, Consumer Staples holdings Ingles Markets, Molson Coors Beverage and Kroger, as well as Reliance Steel & Aluminum in the Materials sector.  Detractors included Industrial Logistics Properties Trust in the Real Estate sector, Consumer Discretionary holdings eBay and Whirlpool, Seagate Technology and Qorvo in the Technology sector and Financial holding Ally Financial.
Outlook & Strategy
The manager’s portfolio decision making process is quantitative and driven by (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio.  The objective of the model is to pick undervalued stocks with high near-term appreciation potential.

Harbor Mid Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Mid Cap Value Fund
Retirement Class[1]	-2.80%	4.38%	9.84%
Institutional Class	-2.88	4.30	9.79
Administrative Class	-3.14	4.04	9.52
Investor Class	-3.20	3.91	9.39
Comparative Index
Russell Midcap® Value	-10.18%	6.49%	10.42%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.77% (Net) and 0.81% (Gross) (Retirement Class); 0.85% (Net) and 0.89% (Gross) (Institutional Class); 1.10% (Net) and 1.14% (Gross) (Administrative Class); and 1.21% (Net) and 1.25% (Gross) (Investor Class).  The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through 02/28/2023. Additionally, the Adviser has contractually agreed to limit the Fun’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, 1.10%, and 1.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
 Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries.  The Fund’s most significant sector exposures on an absolute basis are to Financials, Industrials, Technology and Consumer Discretionary stocks.  Relative to the value benchmark, the Fund is overweight the Consumer Staples and Consumer Discretionary sectors.  The Fund is underweight Industrials, Utilities and Real Estate.  The most significant changes in sector weights over the last twelve months were an increase in the relative exposure to Energy and Health Care stocks and a decrease to Financials and Utilities.
The Fund’s portfolio continues to trade at attractive valuations relative to the benchmark and relative to history.  The Fund’s portfolio is trading at 8.2x forward earnings compared to 14.0x for the value benchmark and 5.8x cash flow compared to 10.6x for the Russell Midcap Value Index.  The Fund is yielding 2.8% compared to 2.2% for the value benchmark.
Over the last two years, after the worst of the market pullback due to the onset of the pandemic, value stocks in general and the Fund in particular have recovered nicely. In addition when we look at the overall market, growth stocks continue to trade at a premium to their long term averages while value stocks remain at a discount.  We believe the combination of the relative valuation spreads between growth and value stocks and the attractive absolute and relative valuation of the Fund should bode well for Fund performance going forward.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions.Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Value Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—98.9%
Shares		Value
AEROSPACE & DEFENSE—0.7%
3,700	Huntington Ingalls Industries Inc.	$951
337	L3Harris Technologies Inc.	83
14,345	Moog Inc.	1,216
		2,250
AIRLINES—0.8%
28,600	Alaska Air Group Inc.*	1,272
31,500	United Airlines Holdings Inc.*	1,357
		2,629
AUTO COMPONENTS—1.4%
137,900	American Axle & Manufacturing Holdings Inc.*	1,336
36,000	BorgWarner Inc.	1,351
68,900	Goodyear Tire & Rubber Co.*	875
7,340	Lear Corp.	1,018
		4,580
AUTOMOBILES—1.6%
70,000	Harley-Davidson Inc.	3,010
26,200	THOR Industries Inc.	2,135
		5,145
BANKS—4.7%
94,600	Citizens Financial Group Inc.	3,869
66,300	Fifth Third Bancorp	2,366
127,600	KeyCorp	2,280
170,600	Regions Financial Corp.	3,745
52,900	Zions Bancorporation	2,748
		15,008
BEVERAGES—1.2%
72,300	Molson Coors Beverage Co.	3,646
BIOTECHNOLOGY—1.2%
176,100	Ironwood Pharmaceuticals Inc.*	1,926
8,800	United Therapeutics Corp.*	2,029
		3,955
BUILDING PRODUCTS—1.3%
47,400	Owens Corning	4,058
CAPITAL MARKETS—2.6%
14,600	Ameriprise Financial Inc.	4,513
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
60,800	Bank of New York Mellon Corp.	$2,560
33,700	Lazard Ltd. (Bermuda)	1,271
		8,344
CHEMICALS—3.3%
18,100	Celanese Corp.	1,740
56,013	Chemours Co.	1,604
14,300	Eastman Chemical Co.	1,098
95,300	Huntsman Corp.	2,550
9,870	Ingevity Corp.*	664
52,300	Koppers Holdings Inc.	1,305
12,600	LyondellBasell Industries NV (Netherlands)	963
21,500	Trinseo plc (Luxembourg)	405
		10,329
CONSUMER FINANCE—2.3%
117,500	Ally Financial Inc.	3,238
10,900	Discover Financial Services	1,139
166,600	Navient Corp.	2,522
14,151	Synchrony Financial	503
		7,402
CONTAINERS & PACKAGING—3.6%
33,400	Berry Global Group Inc.*	1,581
37,700	Greif Inc.	2,496
88,500	O-I Glass Inc.*	1,443
9,100	Packaging Corp. of America	1,094
47,600	Silgan Holdings Inc.	2,254
72,300	WestRock Co.	2,463
		11,331
DIVERSIFIED CONSUMER SERVICES—0.7%
56,500	H&R Block Inc.	2,325
DIVERSIFIED FINANCIAL SERVICES—0.8%
79,987	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,255
18,400	Voya Financial Inc.	1,258
		2,513
ELECTRIC UTILITIES—1.2%
88,600	NRG Energy Inc.	3,934

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—0.8%
24,900	Atkore Inc.*	$2,373
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.0%
33,100	Arrow Electronics Inc.*	3,352
24,200	Avnet Inc.	973
53,900	Jabil Inc.	3,463
34,200	Methode Electronics Inc.	1,410
40,600	Sanmina Corp.*	2,276
10,300	SYNNEX Corp.	942
125,800	TTM Technologies Inc.*	1,926
69,800	Vishay Intertechnology Inc.	1,459
		15,801
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—6.7%
99,400	Brandywine Realty Trust	652
121,600	Brixmor Property Group Inc.	2,591
240,078	Franklin Street Properties Corp.	691
137,900	Hersha Hospitality Trust*	1,262
88,234	Industrial Logistics Properties Trust	413
24,900	Iron Mountain Inc.	1,247
114,400	Medical Properties Trust Inc.	1,310
52,750	Office Properties Income Trust	807
86,200	Omega Healthcare Investors Inc.	2,740
139,000	Paramount Group Inc.	899
138,248	Piedmont Office Realty Trust Inc.	1,445
119,500	Sabra Health Care REIT Inc.	1,632
102,411	Service Properties Trust	831
19,400	Simon Property Group Inc.	2,114
95,800	SITE Centers Corp.	1,186
82,900	Tanger Factory Outlet Centers Inc.	1,493
		21,313
FOOD & STAPLES RETAILING—3.2%
35,145	Ingles Markets Inc.	3,317
96,900	Kroger Co.	4,582
80,000	Sprouts Farmers Market Inc.*	2,360
		10,259
FOOD PRODUCTS—4.3%
37,700	Archer Daniels Midland Co.	3,656
66,600	Conagra Brands Inc.	2,444
27,600	Ingredion Inc.	2,460
8,000	JM Smucker Co.	1,205
55,100	Tyson Foods Inc.	3,766
		13,531
GAS UTILITIES—1.7%
40,300	National Fuel Gas Co.	2,720
78,200	UGI Corp.	2,763
		5,483
HEALTH CARE PROVIDERS & SERVICES—3.7%
41,800	Cardinal Health Inc.	3,172
35,100	DaVita Inc.*	2,563
4,800	Laboratory Corp. of America Holdings	1,065
9,200	McKesson Corp.	3,582
11,200	Universal Health Services Inc.	1,298
		11,680
HOTELS, RESTAURANTS & LEISURE—0.3%
33,700	Bloomin' Brands Inc.*	809
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—3.3%
58,200	Ethan Allen Interiors Inc.	$1,489
12,900	Meritage Homes Corp.*	983
59,100	PulteGroup Inc.	2,363
53,700	Toll Brothers Inc.	2,313
23,500	Whirlpool Corp.	3,249
		10,397
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.2%
163,400	Vistra Corp.	3,753
INSURANCE—7.8%
55,600	Aflac Inc.	3,620
16,500	Allstate Corp.	2,083
9,200	American Financial Group Inc.	1,335
34,900	American International Group Inc.	1,989
21,800	First American Financial Corp.	1,099
74,300	Hartford Financial Services Group Inc.	5,380
35,800	Lincoln National Corp.	1,929
129,100	Old Republic International Corp.	2,996
21,800	Principal Financial Group Inc.	1,921
75,200	Universal Insurance Holdings Inc.	755
37,000	Unum Group	1,687
		24,794
INTERNET & DIRECT MARKETING RETAIL—0.8%
59,900	eBay Inc.	2,386
IT SERVICES—1.2%
73,300	DXC Technology Co.*	2,107
117,600	Western Union Co.	1,589
		3,696
LEISURE PRODUCTS—0.5%
19,500	Brunswick Corp.	1,378
5,658	Sturm Ruger & Co. Inc.	318
		1,696
MACHINERY—5.7%
35,100	AGCO Corp.	4,358
74,130	Allison Transmission Holdings Inc.	3,132
17,600	Cummins Inc.	4,304
20,600	Snap-on Inc.	4,574
24,500	Timken Co.	1,747
		18,115
MEDIA—2.4%
36,500	AMC Networks Inc.*	822
64,500	Fox Corp.	1,862
15,600	Nexstar Media Group Inc.	2,672
78,300	TEGNA Inc.	1,635
38,800	ViacomCBS Inc.	711
		7,702
METALS & MINING—1.2%
18,400	Reliance Steel & Aluminum Co.	3,707
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.2%
41,650	Annaly Capital Management Inc.*	773
MULTILINE RETAIL—1.1%
41,500	Big Lots Inc.	783

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
MULTILINE RETAIL—Continued
20,400	Kohl's Corp.	$611
99,500	Macy's Inc.	2,075
		3,469
OIL, GAS & CONSUMABLE FUELS—5.6%
55,700	Apa Corp.	2,532
55,400	Devon Energy Corp.	4,285
60,500	HF Sinclair Corp.	3,701
34,700	Marathon Petroleum Corp.	3,943
19,500	Phillips 66	2,034
10,700	Valero Energy Corp.	1,343
		17,838
PHARMACEUTICALS—2.0%
29,774	Jazz Pharmaceuticals plc (Ireland)*	4,281
18,938	Prestige Consumer Healthcare Inc.*	1,032
93,493	Viatris Inc.	947
		6,260
PROFESSIONAL SERVICES—0.7%
27,500	ManpowerGroup Inc.	2,154
ROAD & RAIL—0.7%
26,268	Ryder System Inc.	2,115
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
137,800	Amkor Technology Inc.	2,865
25,600	Diodes Inc.*	1,835
24,400	Qorvo Inc.*	2,100
		6,800
SPECIALTY RETAIL—4.2%
31,000	Best Buy Co. Inc.	2,121
21,300	Dick's Sporting Goods Inc.	2,423
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
81,800	Foot Locker Inc.	$2,593
12,000	Group 1 Automotive Inc.	2,076
36,200	ODP Corp.*	1,433
23,000	Penske Automotive Group Inc.	2,567
		13,213
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.5%
147,900	HP Inc.	4,085
49,500	Seagate Technology Holdings plc (Ireland)	2,458
93,900	Xerox Holdings Corp.	1,374
		7,917
TEXTILES, APPAREL & LUXURY GOODS—0.3%
17,700	Capri Holdings Ltd. (Virgin Islands)*	809
THRIFTS & MORTGAGE FINANCE—1.4%
132,900	MGIC Investment Corp.	1,814
19,700	PennyMac Financial Services Inc.	1,050
77,000	Radian Group Inc.	1,607
		4,471
TRADING COMPANIES & DISTRIBUTORS—0.9%
47,758	Triton International Ltd. (Bermuda)	2,898
TOTAL COMMON STOCKS
(Cost $285,319)		313,661
TOTAL INVESTMENTS—98.9%
(Cost $285,319)		313,661
CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		3,580
TOTAL NET ASSETS—100.0%		$317,241

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
Management’s Discussion of
Fund Performance
Market Review
The fiscal year began with an elevated level of uncertainty related to persistent inflationary pressures, the Federal Reserve’s (the “Fed”) response and the resultant impact on the U.S. economy. The effects of the pandemic faded as COVID-19 vaccines were broadly distributed around the globe. Russia invaded Ukraine initiating a military conflict that continues today and has disrupted global energy markets, especially across Europe. Central banks of major economies developed plans for raising monetary policy rates in order to generate price stability and tame inflation while avoiding a deep recession.
In the United States, markets were focused on macroeconomic developments and the Fed’s reaction function. The labor market remains very tight, with historical low levels of unemployment with substantial wage growth. Over the past year inflation has remained stubbornly well above the Fed’s long-term 2% target. Headline inflation rates neared 10% at the peak while core prices, which exclude volatile food and energy factors, have peaked above 6%. As a result, the U.S. Federal Reserve accelerated monetary policy tightening in an effort to reverse price pressures in the economy.
The Fed raised interest rate policy by 300 basis points during the fiscal year after winding down monthly balance sheet purchases in U.S. Treasury and Agency Mortgage-Backed Securities. Chairman Powell indicated that aggressive measures were warranted to combat inflation and that interest rates would remain in restrictive territory until realized inflation was on a clear path to the 2% target. While the Federal Open Market Committee (“FOMC”) believes they can achieve a “soft landing” by tightening policy and reducing inflation without inciting an economic recession, the probability of a recession has increased with persistent price pressures driving monetary tightening.
Benchmark ten-year U.S. Treasury note yields climbed throughout the year to finish the period above 4%. The yield curve inverted in response to rising monetary policy rates with the interest rate differential between 2-year and 10-year U.S. Treasury yields narrowing to -50 basis points. Risk assets suffered amidst the rise in interest rates and economic uncertainty. Equity indices have declined 20% from their peak and credit spreads have widened. Longer duration fixed income assets realized sharply negative returns with interest rates climbing and spreads widening throughout the year. The U.S. dollar benefitted from the policy shift appreciating significantly against major developed economies as the Fed leads the global tightening cycle.
Short-term U.S. Treasury Note yields climbed significantly during the fiscal year while remaining closely tied to policy rates. Money market yields reached the 4% level for the first time in fifteen years. The current level of money market yields is a reward to conservative investors seeking to realize positive returns while attempting to maintain the purchasing power of their assets. We believe that money market yields will slowly rise from current levels before stabilizing as the Fed’s tightening cycle peaks.
PerformancE
For the twelve months ended October 31, 2022, the Fund returned 0.74% (Institutional Class) and 0.66% (Administrative Class), while the ICE BofA U.S. 3-Month Treasury Bill Index returned 0.78%. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was managed strategically shorter at approximately 20 days to limit the impact of further increases in US Treasury Bill yields.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.74%	0.97%	0.61%
Administrative Class	0.66	0.86	0.56
Comparative Index
ICE BofA U.S. 3-Month Treasury Bill	0.78%	1.16%	0.70%

Current 7-day subsidized[a] SEC yield for period ended 10/31/2022:	Institutional Class: 2.56%	Administrative Class: 2.31%
Current 7-day unsubsidized[b] SEC yield for period ended 10/31/2022:	Institutional Class: 2.45%	Administrative Class: 2.20%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.28% (Net) and 0.38% (Gross) (Institutional Class); 0.53% (Net) and 0.63%(Gross) (Administrative Class). The Adviser has contractually agreed to reduce the management fee to 0.18% through 02/28/2023.  Additionally, the Adviser has contractually agreed to the limit the Fund’s operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Looking ahead, we expect the Fed to complete the cycle of policy rate increases by mid-2023 before pausing to monitor the impact later in the year. We expect that real, or inflation-adjusted, economic growth in the U.S. will decelerate in response to the economic challenges of elevated interest rates with increased risk of economic recession. The ultimate path of interest rates will be determined by the evolution of growth and inflation data in the coming year. After a record four straight 75 basis point interest rate hikes, the Federal Reserve may be pressured by the market to adjust their policy stance if evidence emerges that the inflation pressures are subsiding and the economy is slowing. The market currently expects policy rates to reach a terminal level between 5-5.25% in the next six months, suggesting an additional 125 basis points of tightening in the coming year.
The transparency of the FOMC will ultimately provide opportunities to tactically adjust the Fund’s duration profile as conditions evolve. Consistent with this stage of the monetary policy tightening cycle, the yield curve has inverted with short term rates exceeding intermediate and longer-term tenors. The front end of the curve is more sensitive to the accelerated pace of monetary policy tightening, while the long end is driven by expectations for growth and inflation. With longer duration fixed income investments suffering from the rise in rates, we believe that government money market funds will remain a safe haven vehicle given rising uncertainty and the currently attractive level of interest rates.

a	Reflects reimbursement or waivers currently in effect
b	Does not reflect reimbursements or waivers currently in effect
This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Portfolio of Investments—October 31, 2022

INVESTMENTS ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Principal Amounts, Value and Cost in Thousands
U.S. GOVERNMENT AGENCY DEBT—28.2%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$5,000	2.940%—11/04/2022	$4,999
4,800	2.945%—11/01/2022	4,800
4,400	2.946%—11/03/2022	4,399
		14,198
	Federal Home Loan Mortgage Corp. Discount Notes
6,000	2.570%—11/02/2022	6,000
TOTAL U.S. GOVERNMENT AGENCY DEBT
(Cost $20,198)		20,198

U.S. TREASURY DEBT—73.4%†
	U.S. Treasury Bills
12,500	2.552%—11/03/2022	12,298
U.S. TREASURY DEBT—Continued
Principal Amount		Value
$11,200	2.628%—11/01/2022	$11,200
12,500	2.671%—11/08/2022	12,494
4,500	2.797%—11/17/2022	4,494
12,000	3.010%—11/15/2022	11,986
TOTAL U.S. TREASURY DEBT
(Cost $52,472)		52,472
TOTAL INVESTMENTS—101.6%
(Cost $72,670)		72,670
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.6)%		(1,113)
TOTAL NET ASSETS—100.0%		$71,557

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.

Harbor Overseas Fund
Manager’s Commentary (Unaudited)

Subadviser
Acadian Asset Management LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
As 2021 came to a close, global equities rose after rallying in October, selling-off in November, and recovering in December. In a familiar pattern, developed markets outperformed, led by a strong U.S. market. Rising inflation remained a focal point, intensified by tangled supply chains and demand vastly outpacing supply. In a wobbly first quarter, while concerns about the highly contagious Omicron variant abated, the Russia-Ukraine conflict and central bank tightening weighed on investor sentiment. Investors rotated out of equities into safe-haven assets during the first two months. Gold prices hit peaks not seen since June 2021. In the interim, energy prices witnessed a surge across the globe. The second quarter marked the eighth-largest quarterly decline for global stocks in the last 50 years. Aggressive monetary tightening measures by central banks created a risk off environment in global markets. Both stocks and bonds fell as investors continued to price in future rate hikes and the ensuing risks of a recession. Anemic economic data from some major economies also dampened performance of global equities. In a volatile third quarter, major central banks across the world hiked interest rates to curb inflation, despite fears that this could tip the global economy into a recession. In particular, the Federal Reserve (the “Fed”) continued its aggressive rate hiking, sending global markets into turmoil. As estimates for the Eurozone’s inflation rate rose to 9.6% due to surging food and energy prices, the European Central Bank also raised its key interest rate by 75 bps. In addition, Russia halted gas flows to Germany via Nord Stream 1, further intensifying European energy concerns.
PERFORMANCE
Harbor Overseas Fund returned -20.93% (Retirement Class), -21.00% (Institutional Class), and -21.29% (Investor Class) for the year ended October 31, 2022, outperforming the MSCI EAFE (ND) Index which returned -23.00%.
Performance relative to the benchmark was mainly driven by favorable stock selection and country allocation. From a stock selection perspective, the Fund benefitted from an opportunistic exposure to Canadian energy and a combination of stock selection and an overweight position in Norway, respectively led by positions in Tourmaline Oil and an investment in Equinor. During the 1-year period, our proprietary forecast for Tourmaline Oil showed attractive characteristics across most signals within our Bottom-up stock selection model. Our proprietary Peer Model also contributed to the stock’s alpha forecast. Our opportunistic overweight position was beneficial as the stock’s total return was 70.9% during the period.
Conversely, selections in Switzerland Healthcare, and a combination of stock selection and an underweight position in the United Kingdom were less successful. Leading negative contributors to active return within these markets included an overweight position in Straumann Holding and an underweight in Shell.
Acadian’s investment philosophy is centered in the belief that markets are inefficient and that these inefficiencies are driven in part by behavioral biases that result in mispricing opportunities. Acadian applies fundamental insights in a systematic manner to exploit security mispricings and identify attractive investment opportunities. Further, we believe that a successful investment approach must be multi-faceted and adaptive in nature, acknowledging that risk/reward relationships evolve over time and that markets may reward different characteristics during specific periods of a market cycle. These observations suggest that adding value in a consistent fashion can be best achieved by assessing the value of information at different points in time and applying these insights in an objective, quantitative manner across a broad opportunity set. To realize these insights, Acadian employs a dynamic investment strategy which adapts to the current market environment and utilizes a disciplined, systematic approach to stock selection.
In following a systematic investment process, Acadian continually evaluates the effectiveness of stock selection based on attributes we believe predict future stock prices. Acadian prefers to invest in stocks that are cheaper than their peers because we believe that prices deviate

Harbor Overseas Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the 03/01/2019 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Overseas Fund
Retirement Class[1]	-20.93%	N/A	3.95%
Institutional Class[1]	-21.00	N/A	3.86
Investor Class[1]	-21.29	N/A	3.49
Comparative Index
MSCI EAFE (ND)[1]	-23.00%	N/A	0.78%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.77% (Net) and 1.19% (Gross) (Retirement Class); 0.85% (Net) and 1.27% (Gross) (Institutional Class); 1.10% (Net) and 1.52% (Gross) (Administrative Class); and 1.21% (Net) and 1.63% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2023. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
from intrinsic values due to investor irrationality and market frictions. For this period, our preference for stocks with cheaper valuations was rewarded. The portfolio’s exposure to stocks with other attractive fundamental attributes, such as robust earnings, strong cash flow growth and quality balance sheets, also yielded favorable results.
OUTLOOK & STRATEGY
After rallying to start the second half of the year, global stocks fell for much of September 2022, as concerns over aggressive central bank tightening as well as ongoing geopolitical issues weighed on global growth expectations. The OECD noted that world economies are slowing more than it had previously anticipated. As of September 2022, it estimated global GDP growth of 3% in 2022 and only 2.25% in 2023.
In the U.S., the equity market’s slide reflected growing resignation among investors that the Fed is unlikely to soften its hawkish stance until there is significant evidence that inflation is truly in check. The dollar has risen significantly as the Fed has rapidly pushed U.S. rates higher. That, combined with anxiety about a global slowdown, has caused commodity prices to fall. Oil, which had traded above $120 (WTI) as recently as June, retreated below $80 by quarter end. Russian oil continued to be purchased – at discounted prices – by China and India. The war in Ukraine continued to dominate geopolitical headlines. By quarter end, Russian President Vladimir Putin had announced a partial mobilization of Russian forces, which was soon followed by the annexation of four Ukrainian provinces. The two Nord Stream pipelines, which send natural gas from Russia to Germany, ruptured in late September of 2022. While neither pipeline was operational at the time, the mysterious event further underscored the fragility of Europe’s energy security.
Acadian continuously updates our investment process across model enhancements, risk controls and implementation. We believe our targeted focus, along with our disciplined and granular process, will allow us to add value for our clients.

1	The “Life of Fund” return as shown reflects the period 03/01/2019 through 10/31/2022.
This report contains the current opinions of Acadian Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Overseas Fund
Portfolio of Investments—October 31, 2022

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes short-term investments)

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2022, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—97.0%
Shares		Value
AEROSPACE & DEFENSE—1.9%
1,128	Dassault Aviation SA (France)	$168
1,959	Kongsberg Gruppen ASA (Norway)	70
12,645	QinetiQ Group plc (United Kingdom)*	52
68,300	Singapore Technologies Engineering Ltd. (Singapore)*	159
9,764	Thales SA (France)	1,242
		1,691
AIR FREIGHT & LOGISTICS—0.3%
1,805	Mainfreight Ltd. (New Zealand)	80
3,800	Nippon Express Holdings Inc. (Japan)*	191
		271
AUTO COMPONENTS—0.1%
28,000	Johnson Electric Holdings Ltd. (Hong Kong)	29
5,906	Martinrea International Inc. (Canada)*	38
6,500	Thai Stanley Electric PCL NVDR (Thailand)	31
		98
BANKS—6.9%
95,807	Australia & New Zealand Banking Group Ltd (Australia)	1,570
40,400	Bangkok Bank PCL NVDR (Thailand)	155
2,452	Bank Handlowy w Warszawie SA (Poland)*	32
88,736	Bank Leumi Le-Israel BM (Israel)	847
30,289	Commercial Bank of Dubai PSC (United Arab Emirates)	40
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
60,389	DNB Bank ASA (Norway)	$1,068
53,361	Faisal Islamic Bank of Egypt (Egypt)	52
57,000	Kasikornbank plc NVDR (Thailand)*	219
261,577	NatWest Group plc (United Kingdom)*	704
741,065	PT Bank Danamon Indonesia TBK (Indonesia)*	162
7,647	Raiffeisen Bank International AG (Austria)	106
3,400	Shikoku Bank Ltd. (Japan)*	20
38,514	Societe Generale SA (France)	883
69,667	Standard Chartered plc (United Kingdom)	416
		6,274
BEVERAGES—4.8%
56,842	Australian Vintage Ltd. (Australia)*	24
10,358	Carlsberg AS (Denmark)	1,220
22,379	Coca-Cola Europacific Partners plc (United Kingdom)	1,053
5,260	Coca-Cola HBC AG (Switzerland)*	115
16,198	Ginebra San Miguel Inc. (Philippines)	30
18,907	Heineken Holding NV (Netherlands)	1,290
6,140	Heineken NV (Netherlands)	513
3,800	Primo Water Corp. (Canada)*	55
		4,300
BIOTECHNOLOGY—1.4%
23,673	Adaptimmune Therapeutics plc ADR (United Kingdom)*,1	34

Harbor Overseas Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
BIOTECHNOLOGY—Continued
6,036	GENFIT SA (France)*	$24
3,036	Genmab AS (Denmark)*	1,170
1,926	Swedish Orphan Biovitrum AB (Sweden)*	35
		1,263
BUILDING PRODUCTS—0.3%
10,800	BRC Asia Ltd. (Singapore)	12
815	Compagnie de Saint-Gobain (France)	33
5,400	Maezawa Kasei Industries Co. Ltd. (Japan)	49
1,900	Noda Corp. (Japan)*	16
5,888	Norcros plc (United Kingdom)	12
4,400	Okabe Co. Ltd. (Japan)	21
97,898	RAS Al Khaimah Ceramics (United Arab Emirates)	77
465	Zehnder Group AG (Switzerland)	25
		245
CAPITAL MARKETS—3.3%
315	Cie Financiere Tradition SA (Switzerland)	33
65,244	Deutsche Bank AG (Germany)	622
8,486	Deutsche Boerse AG (Germany)	1,380
5,328	Equita Group SpA (Italy)	18
2,082	Fiducian Group Ltd. (Australia)	10
2,256	Foresight Group Holdings Ltd. (United Kingdom)*	9
10,762	IG Group Holdings plc (United Kingdom)	98
83,841	Investec plc (United Kingdom)	420
4,100	IwaiCosmo Holdings Inc. (Japan)	35
131,408	Man Group plc (Jersey)	327
8,153	Ninety One plc (United Kingdom)	19
2,377	Titanium OYJ (Finland)	31
		3,002
CHEMICALS—3.7%
2,500	Achilles Corp. (Japan)	23
3,400	ADEKA Corp. (Japan)*	51
4,100	AirBoss of America Corp. (Canada)*	22
9,200	Carlit Holdings Co. Ltd. (Japan)	42
2,900	DAI Nippon Toryo Co. Ltd. (Japan)	14
42,387	DGL Group Ltd. (Australia)*	41
2,900	Fujimori Kogyo Co. Ltd. (Japan)	61
800	Hodogaya Chemical Co. Ltd. (Japan)*	15
5,353	ICL Group Ltd. (Israel)	48
318,537	Incitec Pivot Ltd. (Australia)	766
2,800	Ishihara Sangyo Kaisha Ltd. (Japan)	19
699	Johnson Matthey plc (United Kingdom)	16
1,092	K+S AG (Germany)	24
574	KPX Chemical Co. Ltd. (South Korea)	19
2,800	Kyowa Leather Cloth Co. Ltd. (Japan)	10
2,700	Methanex Corp. (Canada)	94
3,426	Misr Fertilizers Production Co. SAE (Egypt)	16
2,000	Moresco Corp. (Japan)	14
7,786	Neo Performance Materials Inc. (Canada)	61
2,200	Nippon Carbide Industries Co. Inc. (Japan)	19
1,300	Okura Industrial Co. Ltd. (Japan)	16
54,084	Orica Ltd. (Australia)	481
728	PCC Rokita SA (Poland)	11
21,100	PTT Global Chemical PCL NVDR (Thailand)	24
7,100	Riken Technos Corp. (Japan)*	25
4,500	Seiko PMC Corp. (Japan)*	16
5,600	Sekisui Kasei Co. Ltd. (Japan)*	15
2,985	Serge Ferrari Group (France)	30
600	Soken Chemical & Engineering Co. Ltd. (Japan)	8
38,400	Sumitomo Chemical Co. Ltd. (Japan)*	129
1,100	Sumitomo Seika Chemicals Co. Ltd. (Japan)*	22
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
6,100	Tokuyama Corp. (Japan)*	$71
440	Wacker Chemie AG (Germany)	51
23,206	Yara International ASA (Norway)	1,036
		3,310
COMMERCIAL SERVICES & SUPPLIES—1.1%
4,000	AEON Delight Co. Ltd. (Japan)	80
2,100	AGS Corp. (Japan)	9
800	AJIS Co. Ltd. (Japan)	11
4,000	Azienda Bresciana Petroli Nocivelli SpA (Italy)*	15
24,790	Brambles Ltd. (Australia)	186
3,173	Derichebourg SA (France)	14
340	Fursys Inc. (South Korea)	6
2,746	GL Events SA (France)*	43
15,710	ISS A/S AS (Denmark)*	288
14,200	Kokuyo Co. Ltd. (Japan)	176
1,800	Kyodo Printing Co. Ltd. (Japan)	31
2,400	Nac Co. Ltd. (Japan)	15
5,900	Prestige International Inc. (Japan)*	28
1,400	Pronexus Inc. (Japan)	9
1,501	SPIE SA (France)	35
		946
COMMUNICATIONS EQUIPMENT—0.9%
152,799	Telefonaktiebolaget LM Ericsson (Sweden)	849
CONSTRUCTION & ENGINEERING—0.3%
406,000	Analogue Holdings Ltd. (Hong Kong)	57
13,188	Boustead Singapore Ltd. (Singapore)	7
305	Burkhalter Holding AG (Switzerland)	24
1,900	Dai-Ichi Cutter Kogyo KK (Japan)*	15
1,706	Implenia AG (Switzerland)*	64
3,816	Lycopodium Ltd. (Australia)*	17
905	Morgan Sindall Group plc (United Kingdom)	16
197,200	Naim Holdings BHD (Malaysia)*	20
3,722	Orascom Construction plc (United Arab Emirates)	11
2,600	Yamato Corp. (Japan)	12
1,500	Yondenko Corp. (Japan)	18
		261
CONSTRUCTION MATERIALS—0.1%
4,100	Asia Pile Holdings Corp. (Japan)*	14
14,211	Breedon Group plc (United Kingdom)	9
12,394	Qatar National Cement Co. QPSC (Qatar)	15
800	Shinagawa Refractories Co. Ltd. (Japan)*	21
29,705	Wagners Holding Co. Ltd. (Australia)*	15
		74
CONSUMER FINANCE—0.0%
3,300	AEON Financial Service Co. Ltd. (Japan)	32
284	H&T Group plc (United Kingdom)*	2
		34
CONTAINERS & PACKAGING—0.2%
39,400	Hanwell Holdings Ltd. (Singapore)*	10
28,882	Mpact Ltd. (South Africa)*	44
11,718	Orora Ltd. (Australia)	23
1,700	Pack Corp. (Japan)*	27
7,533	Pro-Pac Packaging Ltd. (Australia)*	1
9,900	Thantawan Industry PU NVDR (Thailand)	12
1,700	Tomoku Co. Ltd. (Japan)*	17
600	Winpak Ltd. (Canada)*	18
		152

Harbor Overseas Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
DISTRIBUTORS—0.1%
4,194	Inchcape plc (United Kingdom)	$36
1,800	Uni-Select Inc. (Canada)*	49
		85
DIVERSIFIED CONSUMER SERVICES—0.1%
3,830	JLS Co. Ltd. (South Korea)	20
22,700	JP-Holdings Inc. (Japan)*	46
4,500	Meiko Network Japan Co. Ltd. (Japan)*	18
7,627	Shine Justice Ltd. (Australia)	6
3,700	Tear Corp. (Japan)	10
		100
DIVERSIFIED FINANCIAL SERVICES—0.0%
142,000	Pacific Century Regional Developments Ltd. (Singapore)	38
DIVERSIFIED TELECOMMUNICATION SERVICES—1.7%
4,273	B Communications Ltd. (Israel)*	24
7,100	HKT Trust & HKT Ltd. (Hong Kong)*	8
604	Magyar Telekom Telecommunications plc ADR (Hungary)[1]	2
38,200	Nippon Telegraph & Telephone Corp. (Japan)	1,054
30,454	Spark New Zealand Ltd. (New Zealand)*	91
125	Telefonica SA (Spain)	—
124,616	Telstra Group Ltd. (Australia)*	312
		1,491
ELECTRIC UTILITIES—0.0%
28,769	Enea SA (Poland)*	31
ELECTRICAL EQUIPMENT—1.0%
1,200	Chiyoda Integre Co. Ltd. (Japan)	18
1,000	Mirai Industry Co. Ltd. (Japan)	10
70,600	Mitsubishi Electric Corp. (Japan)	621
1,111	Nexans SA (France)	104
562	Somfy SA (France)	60
2,200	Takaoka Toko Co. Ltd. (Japan)	27
51,000	Xingye Alloy Materials Group Ltd. (Hong Kong)*	7
5,546	Zumtobel Group AG (Austria)	34
		881
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
2,584	AT&S Austria Technologie & Systemtechnik AG (Austria)*	80
3,400	Celestica Inc. (Canada)*	37
77,905	Datatec Ltd. (South Africa)*	175
5,000	Kyosan Electric Manufacturing Co. Ltd. (Japan)	14
320	Nedap NV (Netherlands)	17
2,700	Nihon Denkei Co. Ltd. (Japan)	26
3,800	Osaki Electric Co. Ltd. (Japan)	13
12,592	Rakon Ltd. (New Zealand)*	9
39	Schaffner Holding AG (Switzerland)	11
2,700	Sigma Koki Co. Ltd. (Japan)	27
1,100	SMK Corp. (Japan)	20
2,000	Sun-Wa Technos Corp. (Japan)	20
7,700	Topcon Corp. (Japan)	84
		533
ENERGY EQUIPMENT & SERVICES—0.2%
9,400	Ensign Energy Services Inc. (Canada)*	24
62,210	MMA Offshore Ltd. (Australia)*	27
3,900	Pason Systems Inc. (Canada)	42
9,000	PHX Energy Services Corp. (Canada)	55
		148
COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—0.1%
7,900	Ateam Inc. (Japan)*	$41
306	Gravity Co. Ltd. ADR (South Korea)*,1	13
46,000	IGG Inc. (Singapore)*	12
397	PlayWay SA (Poland)*	23
		89
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.0%
57,300	Pavilion Real Estate Investment Trust (Malaysia)*	15
FOOD & STAPLES RETAILING—0.8%
2,000	Axial Retailing Inc. (Japan)	46
16,210	Eurocash SA (Poland)*	39
6,564	Jeronimo Martins SGPS SA (Portugal)	136
4,247	Kesko OYJ Class B (Finland)	83
6,895	Kitwave Group plc (United Kingdom)*	13
6,800	Lawson Inc. (Japan)*	217
2,600	Mitsubishi Shokuhin Co. Ltd. (Japan)*	53
2,600	Okuwa Co. Ltd. (Japan)	16
3,600	Orsero SpA (Italy)*	51
2,700	Qol Holdings Co. Ltd. (Japan)	22
4,600	Valor Holdings Co. Ltd. (Japan)	53
		729
FOOD PRODUCTS—1.6%
900	Bourbon Corp. (Japan)	13
1,500,000	China Starch Holdings Ltd. (Hong Kong)*	34
39,400	Delfi Ltd. (Singapore)	20
121	Dongwon Industries Co. Ltd. (South Korea)	20
18,055	Finsbury Food Group plc (United Kingdom)	19
42,200	Hap Seng Plantations Holdings BHD (Malaysia)	18
2,497	Industrial Milk Co. (Luxembourg)	8
39,600	Innoprise Plantations BHD (Malaysia)*	13
75,900	JBS SA (Brazil)	367
4,178	JDE Peet's NV (Netherlands)*	120
58,700	Kawan Food BHD (Malaysia)*	27
39,800	Kim Loong Resources BHD (Malaysia)	14
900	Maeil Holdings Co. Ltd. (South Korea)	5
9,500	Meiji Holdings Co. Ltd. (Japan)*	391
1,760	Nestlé SA (Switzerland)	192
119	Neto ME Holdings Ltd. (Israel)*	5
6,397	PGG Wrightson Ltd. (New Zealand)*	15
376,800	PT Salim Ivomas Pratama TBK (Indonesia)	10
12,189	RCL Foods Ltd. (South Africa)	7
27,953	Ridley Corp. Ltd. (Australia)	37
2,400	S Foods Inc. (Japan)	44
1,562	Sajodaerim Corp. (South Korea)	26
103,800	Sarawak Plantation BHD (Malaysia)	49
6,284	Seeka Ltd. (New Zealand)	13
		1,467
GAS UTILITIES—0.0%
4,400	Hiroshima Gas Co. Ltd. (Japan)	10
HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
4,312	Carl Zeiss Meditec AG (Germany)	522
763	Demant AS (Denmark)*	21
1,100	Fukuda Denshi Co. Ltd. (Japan)	58
924	Ion Beam Applications (Belgium)	13
5,000	JMS Co. Ltd. (Japan)	18
36	Paul Hartmann AG (Germany)	8
2,264	Sonova Holding AG (Switzerland)	535

Harbor Overseas Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
4,100	Straumann Holding AG (Switzerland)	$390
2,969	Viemed Healthcare Inc. (Canada)*	19
		1,584
HEALTH CARE PROVIDERS & SERVICES—0.1%
494	Ilex Medical Ltd. (Israel)	12
2,000	Japan Medical Dynamic Marketing Inc. (Japan)*	16
60,000	Ladprao General Hospital NVDR (Thailand)*	9
6,322	Oriola Corp. Class A (Finland)	12
951	Oriola OYJ (Finland)	2
63,000	Ratchaphruek Hospital PCL NVDR (Thailand)	10
54,600	Srivichai Vejvivat PCL NVDR (Thailand)*	13
		74
HEALTH CARE TECHNOLOGY—0.0%
2,101	Ascom Holding AG (Switzerland)	13
300	Software Service Inc. (Japan)*	16
		29
HOTELS, RESTAURANTS & LEISURE—1.1%
81,600	After You PCL NVDR (Thailand)*	24
900	Amiyaki Tei Co. Ltd. (Japan)*	18
26,652	Aristocrat Leisure Ltd. (Australia)	633
169,000	Berjaya Food BHD (Malaysia)	33
4,523	Betsson AB (Sweden)*	33
404,300	Champ Resto Indonesia TBK PT (Indonesia)*	49
10,222	Cie Des Alpes SA (France)*	126
83,100	Jaya Bersama Indo TBK PT (Indonesia)*	—[x]
50,200	Kimly Ltd. (Singapore)	12
500	MTY Food Group Inc. (Canada)*	20
1,274	SkiStar AB (Sweden)*	12
		960
HOUSEHOLD DURABLES—0.1%
5	Dom Development SA (Poland)	—
1,500	FJ Next Holdings Co. Ltd. (Japan)	10
3,800	JANOME Corp. (Japan)*	16
2,700	Nihon Trim Co. Ltd. (Japan)*	43
1,479	Nikon Corp. (Japan)	14
698	Surteco Group SE (Germany)	13
12,780	Toya SA (Poland)	13
		109
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.0%
3,220	7C Solarparken AG (Germany)	14
294,100	BCPG PCL NVDR (Thailand)*	74
22,104	RWE AG (Germany)	851
		939
INDUSTRIAL CONGLOMERATES—0.1%
2,561	Industries Qatar QSC (Qatar)	11
12,700	Nisshinbo Holdings Inc. (Japan)	88
14,034	Qatar Industrial Manufacturing Co QSC (Qatar)	14
		113
INSURANCE—5.1%
7,700	Allianz Malaysia BHD (Malaysia)	21
7,438	Chesnara plc (United Kingdom)*	23
69,300	Dai-ichi Life Holdings Inc. (Japan)	1,101
21,600	Japan Post Insurance Co. Ltd. (Japan)	320
15,500	MS&AD Insurance Group Holdings Inc. (Japan)	410
29,021	NN Group NV (Netherlands)	1,229
COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
145,600	PT Asuransi Tugu Pratama Indonesia TBK (Indonesia)*	$22
9,500	Sompo Holdings Inc. (Japan)	396
8,600	T&D Holdings Inc. (Japan)	85
55,500	Tokio Marine Holdings Inc. (Japan)	1,005
		4,612
INTERNET & DIRECT MARKETING RETAIL—0.0%
11,000	Hai-O Enterprise BHD (Malaysia)*	3
IT SERVICES—1.5%
545	Alten SA (France)	64
3,286	B3 Consulting Group AB (Sweden)	44
1,400	Business Brain Showa-Ota Inc. (Japan)*	14
800	CDS Co. Ltd. (Japan)	10
819	Comarch SA (Poland)	24
41,007	Computershare Ltd. (Australia)	664
4,200	Core Corp. (Japan)	42
712	DATAGROUP SE (Germany)*	39
266	Digia OYJ (Finland)	1
2,800	Fujitsu Ltd. (Japan)	322
1,300	Himacs Ltd. (Japan)	13
2,600	ID Holdings Corp. (Japan)*	16
1,800	I-NET Corp. (Japan)	16
1,500	oRo Co. Ltd. (Japan)*	17
571	Sopra Steria Group SACA (France)*	75
1,500	VINX Corp. (Japan)	16
700	Zuken Inc. (Japan)	16
		1,393
LEISURE PRODUCTS—0.2%
2,400	Furyu Corp. (Japan)*	19
30,798	ME Group International plc (United Kingdom)*	33
1,500	Sankyo Co. Ltd. (Japan)	49
3,600	TOMY Co. Ltd. (Japan)	32
		133
LIFE SCIENCES TOOLS & SERVICES—1.7%
707	Eurofins Scientific SE (France)	45
24,814	Qiagen NV (Netherlands)*	1,081
1,305	Sartorius Stedim Biotech (France)	414
		1,540
MACHINERY—0.8%
3,623	Andritz AG (Austria)	168
7,300	Daihatsu Diesel Manufacturing Co Ltd. (Japan)	27
13,379	Deutz AG (Germany)*	51
268	Exel Industries (France)	11
26,712	Famur SA (Poland)*	17
3,300	Freund Corp. (Japan)	16
4,800	Fuji Corp. (Japan)*	63
54	Groupe Gorge SA (France)*	1
7,500	Hino Motors Ltd. (Japan)*	31
1,300	Nichias Corp. (Japan)	20
8,800	Nippon Thompson Co. Ltd. (Japan)	31
2,200	Nitto Kohki Co. Ltd. (Japan)*	23
2,900	OKUMA Corp. (Japan)*	97
371	Palfinger AG (Austria)	9
3,914	Prodways Group SA (France)*	14
135	Rational AG (Germany)	76
600	Rix Corp. (Japan)	8
4,700	Sodick Co. Ltd. (Japan)*	25
151,800	SUSCO PCL NVDR (Thailand)*	18

Harbor Overseas Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
2,200	Tokyo Keiki Inc. (Japan)	$19
3,000	Toyo Machinery & Metal Co. Ltd. (Japan)	11
		736
MARINE—2.6%
410	AP Moller - Maersk AS (Denmark)	857
7,393	Belships ASA (Norway)*	10
2,544	Kuehne + Nagel International AG (Switzerland)	542
1,100	Nippon Concept Corp. (Japan)	13
310,200	Samudera Shipping Line Ltd. (Singapore)*	189
400,000	SITC International Holdings Co. Ltd. (Hong Kong)	655
1,029	Stolt-Nielsen Ltd. (Bermuda)*	25
2,303	Western Bulk Chartering AS (Norway)*	8
1,724	Wilson ASA (Norway)	11
		2,310
MEDIA—0.2%
4,842	Bloomsbury Publishing plc (United Kingdom)	26
1,900	FAN Communications Inc. (Japan)	6
85	GTN Ltd. (Australia)*	—
2,451	HighCo SA (France)	11
53,310	NZME Ltd. (New Zealand)	34
302,000	Pico Far East Holdings Ltd. (Hong Kong)	41
6,600	Proto Corp. (Japan)	52
33,805	PRT Co. Ltd. (Australia)*	—[x]
329	Publicis Groupe SA (France)	18
		188
METALS & MINING—8.1%
6,400	Algoma Steel Group Inc. (Canada)	43
5,329	Anglo American plc (United Kingdom)	160
22,947	Base Resources Ltd. (Australia)	4
72,963	BHP Group Ltd. (Australia)	1,753
26,296	Boryszew SA (Poland)*	24
19,700	Dundee Precious Metals Inc. (Canada)	89
10,211	Evolution Mining Ltd. (Australia)	13
17,744	Gem Diamonds Ltd. (United Kingdom)	6
29,499	Gerdau SA ADR (Brazil)[1]	147
159,406	Glencore plc (United Kingdom)*	914
74,600	Grange Resources Ltd. (Australia)	30
23,064	IGO Ltd. (Australia)	226
105,087	Iluka Resources Ltd. (Australia)	582
41,758	Lynas Rare Earths Ltd. (Australia)*	223
2,448	Major Drilling Group International Inc (Canada)*	15
14,616	Mineral Resources Ltd. (Australia)*	685
1,300	Mitsui Mining & Smelting Co. Ltd. (Japan)*	26
11,749	New Century Resources Ltd. (Australia)*	8
39,601	Norsk Hydro ASA (Norway)	251
35,973	Perenti Global Ltd. (Australia)*	22
65,653	Perseus Mining Ltd. (Australia)	76
166,672	Pilbara Minerals Ltd. (Australia)*	542
686	Rio Tinto plc ADR (United Kingdom)[1]	37
93,363	Sierra Rutile Holdings Ltd. (Australia)*	12
97,730	Silver Lake Resources Ltd. (Australia)*	69
393,422	South32 Ltd. (Australia)	903
140	Stalprodukt SA (Poland)	6
9,600	Stelco Holdings Inc. (Canada)	242
19,100	Torex Gold Resources Inc. (Canada)*	130
5,500	Tree Island Steel Ltd. (Canada)	14
143,000	Xiwang Special Steel Co. Ltd. (Hong Kong)*	2
1,873	Zimplats Holdings Ltd. (Australia)	31
		7,285
COMMON STOCKS—Continued
Shares		Value
MULTILINE RETAIL—0.1%
11,800	Ryohin Keikaku Co. Ltd. (Japan)*	$111
MULTI-UTILITIES—1.6%
100,802	Engie SA (France)	1,310
45,600	Sembcorp. Industries Ltd. (Singapore)*	94
1,058	Telecom Plus plc (United Kingdom)	25
		1,429
OIL, GAS & CONSUMABLE FUELS—9.4%
250,300	ABM Investama TBK PT (Indonesia)	63
1,395,100	Adaro Energy TBK PT (Indonesia)	356
1,443,900	AKR Corporindo TBK PT (Indonesia)	144
942,600	Banpu plc NVDR (Thailand)*	310
352,800	Baramulti Suksessarana TBK PT (Indonesia)*	102
10,400	Bayan Resources TBK PT (Indonesia)	49
3,300	Baytex Energy Corp. (Canada)*	18
14,300	Birchcliff Energy Ltd. (Canada)	111
24,500	Bonterra Energy Corp. (Canada)*	160
39,608	BP plc ADR (United Kingdom)[1]	1,318
214,500	Bukit Asam TBK PT (Indonesia)	54
13,600	CES Energy Solutions Corp. (Canada)	29
53,300	Crescent Point Energy Corp. (Canada)	417
7,000	Crew Energy Inc. (Canada)*	31
27,944	DNO ASA (Norway)*	21
17,000	Enerplus Corp. (Canada)*	295
29,686	Equinor ASA (Norway)	1,082
71	Esso SA Francaise (France)*	4
337,600	Esso Thailand PCL NVDR (Thailand)*	129
26,200	Gear Energy Ltd. (Canada)	26
32,900	Golden Energy Mines TBK PT (Indonesia)*	16
3,453	Hargreaves Services plc (United Kingdom)	15
344,350	Horizon Oil Ltd. (Australia)*	29
19,700	InPlay Oil Corp. (Canada)*	49
12,817	International Petroleum Corp. (Canada)*	127
18,000	Kelt Exploration Ltd. (Canada)*	78
162,500	Lanna Resources PCL NVDR (Thailand)*	79
15,717	Lubelski Wegiel Bogdanka SA (Poland)	110
20,900	MEG Energy Corp. (Canada)*	312
4,409	New Hope Corp. Ltd. (Australia)	16
55,295	New Zealand Refining Co. Ltd. (New Zealand)*	47
8,700	NuVista Energy Ltd. (Canada)*	86
10,529	OMV AG (Austria)	485
8,400	Parex Resources Inc. (Canada)	128
2,500	Pegasus Sewing Machine Manufacturing Co. Ltd. (Japan)*	14
114,000	PetroChina Co. Ltd. (China)	44
3,079	Petroleo Brasileiro SA ADR (Brazil)*,1	39
26,000	Peyto Exploration & Development Corp. (Canada)	243
33,000	Pine Cliff Energy Ltd. (Canada)	41
182,800	PT Indika Energy TBK (Indonesia)*	38
52,200	PT Prima Andalan Mandiri TBK (Indonesia)*	24
29,600	PT United Tractors TBK (Indonesia)	61
37,200	PTT Exploration & Production PCL NVDR (Thailand)	178
892	RAK Petroleum plc (United Kingdom)*	—[x]
3,637	Shell plc (United Kingdom)*	101
10,883	Stanmore Resources Ltd. (Australia)*	20
254,800	Star Petroleum Refining PCL NVDR (Thailand)*	80
40,969	TerraCom Ltd. (Australia)*	23
119,200	Thai Oil PCL NVDR (Thailand)*	171
10,700	Tourmaline Oil Corp. (Canada)	603
83,223	Whitehaven Coal Ltd. (Australia)*	483
		8,459

Harbor Overseas Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
PAPER & FOREST PRODUCTS—0.2%
15,838	Arctic Paper SA (Poland)*	$74
2,600	Daiken Corp. (Japan)	35
1,311	Midway Ltd. (Australia)*	1
7,200	Mitsubishi Paper Mills Ltd. (Japan)	13
14,420	Navigator Co. SA (Portugal)	55
25,200	TA Ann Holdings BHD (Malaysia)	21
25,869	Western Forest Products Inc. (Canada)	23
		222
PERSONAL PRODUCTS—0.0%
2,600	Mandom Corp. (Japan)*	26
PHARMACEUTICALS—12.8%
26,020	Bayer AG (Germany)	1,368
36,975	Cronos Australia Ltd. (Australia)*	21
5,082	GSK plc (United Kingdom)	83
11,676	GSK plc ADR (United Kingdom)[1]	387
1,436	Ipsen SA (France)	148
6,515	Merck KGaA (Germany)	1,062
22,022	Novartis AG (Switzerland)	1,781
20,268	Novo Nordisk AS (Denmark)	2,204
284	Orion OYJ Class A (Finland)	13
21,200	Otsuka Holdings Co. Ltd. (Japan)	680
18,448	Recordati Industria Chimica E Farmaceutica SpA (Italy)	693
9,106	Roche Holding AG (Switzerland)	3,021
723	Sanofi (France)*	62
5,600	Seikagaku Corp. (Japan)	34
701	Vetoquinol SA (France)	58
		11,615
PROFESSIONAL SERVICES—4.4%
600	Abist Co. Ltd. (Japan)	11
2,500	Asia Air Survey Co. Ltd. (Japan)*	13
3,529	Brunel International NV (Netherlands)	33
1,800	Creek & River Co. Ltd. (Japan)*	25
5,300	en Japan Inc. (Japan)*	92
1,745	Impellam Group plc (United Kingdom)*	12
1,100	JAC Recruitment Co. Ltd. (Japan)	19
2,600	Matching Service Japan Co. Ltd. (Japan)*	14
2,400	Meitec Corp. (Japan)*	40
11,864	PageGroup plc (United Kingdom)*	57
2,337	Poolia AB (Sweden)	2
8,800	Recruit Holdings Co. Ltd. (Japan)	271
64,213	RELX plc (United Kingdom)	1,725
5,300	Sigmaxyz Holdings Inc. (Japan)	43
8,500	Space Co. Ltd. (Japan)	50
3,412	SThree plc (United Kingdom)	15
2,700	UT Group Co. Ltd. (Japan)*	44
14,260	Wolters Kluwer NV (Netherlands)	1,515
1,600	YAMADA Consulting Group Co. Ltd. (Japan)*	13
		3,994
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.7%
3,909	Almogim Holdings Ltd. (Israel)*	7
7,700	Daito Trust Construction Co. Ltd. (Japan)	762
14,800	Daiwa House Industry Co. Ltd. (Japan)	298
23,367	Emaar Development PJSC (United Arab Emirates)*	27
228,758	Emaar Properties PJSC (United Arab Emirates)	378
116,681	Ever Reach Group Holdings Co. Ltd. (Hong Kong)	5
998	K Wah International Holdings Ltd. (Hong Kong)	—
75,300	KSL Holdings BHD (Malaysia)*	12
100	Mainstreet Equity Corp. (Canada)*	8
2,077	Melcor Developments Ltd. (Canada)	16
COMMON STOCKS—Continued
Shares		Value
REAL ESTATE MANAGEMENT & DEVELOPMENT—Continued
20,963	Modern Land China Co. Ltd. (Hong Kong)*	$—[x]
11,500	Propnex Ltd. (Singapore)	11
41,000	Sun Hung KAI Properties Ltd. (Hong Kong)*	441
65,500	Swire Pacific Ltd. (Hong Kong)	434
		2,399
ROAD & RAIL—0.3%
4,400	Alps Logistics Co. Ltd. (Japan)	32
1,900	Chilled & Frozen Logistics Holdings Co. Ltd. (Japan)	15
50,609	FirstGroup plc (United Kingdom)*	61
3,400	Mullen Group Ltd. (Canada)*	34
2,800	Sankyu Inc. (Japan)	84
9,300	Seino Holdings Co. Ltd. (Japan)	72
		298
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
700	MegaChips Corp. (Japan)	12
100	SCREEN Holdings Co. Ltd. (Japan)	6
1,500	Tokyo Seimitsu Co. Ltd. (Japan)	45
		63
SOFTWARE—2.1%
2,218	Atlassian Corp. plc (United States)*	450
4,983	Check Point Software Technologies Ltd. (Israel)*	644
4,085	Enghouse Systems Ltd. (Canada)*	91
97	Esker SA (France)	13
5,400	ISB Corp. (Japan)	47
1,521	LiveChat Software SA (Poland)*	35
600	NTT Data Intramart Corp. (Japan)	6
1,953	Objective Corp. Ltd. (Australia)*	18
5,096	ReadyTech Holdings Ltd. (Australia)*	11
38,155	Sage Group plc (United Kingdom)	318
1,800	Soliton Systems KK (Japan)*	13
13,642	Symbio Holdings Ltd. (Australia)	28
1,801	Telcoware Co. Ltd. (South Korea)	11
6,925	WiseTech Global Ltd. (Australia)	256
		1,941
SPECIALTY RETAIL—1.8%
6,743	Autosports Group Ltd. (Australia)	8
1,100	BMTC Group Inc. (Canada)	10
3,499	Briscoe Group Ltd. (New Zealand)	10
21,823	Carasso Motors Ltd. (Israel)	137
441	Castro Model Ltd. (Israel)*	11
888	Delta Israel Brands Ltd. (Israel)	16
16,235	Frasers Group plc (United Kingdom)*	120
4,300	Fuji Corp. (Japan)	37
1,100	Himaraya Co. Ltd. (Japan)*	7
47,999	Industria de Diseno Textil SA (Spain)[2]	1,089
2,807	Mobilezone Holding AG (Switzerland)*	44
6,986	Naturhouse Health SAU (Spain)*	11
30,600	Padini Holdings BHD (Malaysia)*	22
4,300	Pet Valu Holdings Ltd. (Canada)*	116
92,600	PT Map Aktif Adiperkasa (Indonesia)*	19
70	Samse SA (France)	12
		1,669
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.1%
15,900	Brother Industries Ltd. (Japan)	271
29,300	Canon Inc. (Japan)	621
1,712	EVS Broadcast Equipment SA (Belgium)	35
7,710	Gefran SpA (Italy)	65
4,600	Maxell Ltd. (Japan)	38

Harbor Overseas Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
22,000	Ricoh Co. Ltd. (Japan)	$161
49,100	Seiko Epson Corp. (Japan)	667
		1,858
TEXTILES, APPAREL & LUXURY GOODS—0.4%
797	Bijou Brigitte AG (Germany)*	27
80	Hermes International (France)*	104
500	Jichodo Co. Ltd. (Japan)*	20
210,000	Justin Allen Holdings Ltd. (China)*	18
94,100	MC Group PCL NVDR (Thailand)	25
1,621	Pandora AS (Denmark)	85
600	Rhythm Co. Ltd. (Japan)	7
42,600	Sabina PCL NVDR (Thailand)	28
34,500	Texhong Textile Group Ltd. (Hong Kong)	22
836	Van de Velde NV (Belgium)	26
		362
THRIFTS & MORTGAGE FINANCE—0.0%
11,335	MyState Ltd. (Australia)*	30
TOBACCO—0.1%
4,600	Japan Tobacco Inc. (Japan)*	77
TRADING COMPANIES & DISTRIBUTORS—2.3%
80,000	APAC Resources Ltd. (Hong Kong)*	10
9,168	Ferguson plc (Jersey)*	1,002
38,601	Ferreycorp SAA (Peru)	22
21,800	Finning International Inc. (Canada)	464
2,900	Gecoss Corp. (Japan)	16
34,252	Howden Joinery Group plc (United Kingdom)	202
2,349	Jacquet Metals SA (France)	36
2,200	Kanaden Corp. (Japan)	16
4,900	Kanematsu Corp. (Japan)	48
800	Nanyo Corp. (Japan)	10
266,000	New Times Energy Corp. Ltd. (Bermuda)*	3
900	NICE Corp. (Japan)	8
2,300	Parker Corp. (Japan)	8
49,100	PT Hexindo Adiperkasa TBK (Indonesia)*	18
2,651	Rexel SA (France)	47
11,696	Travis Perkins plc (United Kingdom)	110
500	Tsubakimoto Kogyo Co. Ltd. (Japan)	13
		2,033
TRANSPORTATION INFRASTRUCTURE—0.4%
341,700	BTS Rail Mass Transit Growth Infrastructure Fund (Thailand)*	30
1,087	Grindrod Shipping Holdings Ltd. (Singapore)	28
21,500	Orient Overseas International Ltd. (Hong Kong)	314
91,000	Qilu Expressway Co. Ltd. (China)	22
		394
WIRELESS TELECOMMUNICATION SERVICES—0.4%
11,400	KDDI Corp. (Japan)	337
3,400	Okinawa Cellular Telephone Co. (Japan)	64
		401
TOTAL COMMON STOCKS
(Cost $92,308)		87,776

PREFERRED STOCKS—0.9%
Shares		Value
AUTO COMPONENTS—0.0%
6,114	Schaeffler AG (Germany)	$31
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
459	Sartorius AG (Germany)	162
HOUSEHOLD DURABLES—0.0%
375	LG Electronics Inc. (South Korea)	11
MACHINERY—0.1%
173	KSB SE & Co. KGaA (Germany)	55
OIL, GAS & CONSUMABLE FUELS—0.6%
100,000	Petroleo Brasileiro SA (Brazil)	577
TOTAL PREFERRED STOCKS
(Cost $934)		835

SHORT-TERM INVESTMENTS—1.2%
(Cost $1,061)

1,061	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 3.120%)[3]	1,061
TOTAL INVESTMENTS—99.1%
(Cost $94,303)		89,672
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		788
TOTAL NET ASSETS—100.0%		$90,460

Harbor Overseas Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2022 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$294	$—	$294
Europe	4,943	43,052	—	47,995
Latin America	575	—	—	575
Middle East/Central Asia	644	1,680	—	2,324
North America	4,906	127	—	5,033
Pacific Basin	355	31,200	—	31,555
Preferred Stocks
Europe	—	248	—	248
Latin America	577	—	—	577
Pacific Basin	—	10	—	10
Short-Term Investments
Investment Company-Securities Lending Investment Fund	1,061	—	—	1,061
Total Investments in Securities.........................................................	$13,061	$77,611	$—	$89,672
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2022.
Valuation Description	Beginning Balance as of 11/01/2021 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2022 (000s)	Unrealized Gain/(Loss) as of 10/31/2022 (000s)
Common Stocks	$2	$—	$—	$—	$—	$(2)	$—	$—	$—	$(13)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2022 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Jaya Bersama Indo TBK PT (Indonesia)*	$ —	Market Approach	Estimated Recovery	IDR 0.00
Modern Land China Co. Ltd. (Hong Kong)*	—	Market Approach	Last Traded Price	HKD 0.11
$—

x	Fair valued in accordance with Harbor Funds’ Valuation Procedures
*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

2	All or a portion of this security was out on loan as of October 31, 2022.
3	Represents the investment of collateral received from securities lending activities
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
The accompanying notes are an integral part of the Financial Statements.

Harbor Small Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
Management’s Discussion of
Fund Performance
Market Review
U.S. equities finished the third quarter of calendar year 2022 on the lows of the year, marking the largest decline during the first nine months of any year since 2002. Indexes turned sharply negative on the heels of higher-than-expected inflation data in August and a stern commitment by the Federal Reserve in Jackson Hole to tamp down inflation, even if it means inflicting some ‘pain’ and job losses on the U.S. economy. The steep trajectory of rate hikes by the U.S. roiled already unsettled markets and forced other central banks across the globe to follow suit or risk having their currencies devalued.  Once again, we witnessed most asset classes falling in tandem with one exception being commodities, and even that was largely driven by strong returns in the energy markets. This unusual correlation further strained financial markets and even drove some policy makers to intervene to prevent more widespread disruptions.
Performance
Harbor Small Cap Growth Fund returned -23.72% (Retirement Class), -23.81% (Institutional Class), -24.00% (Administrative Class), and -24.05% (Investor Class) for the twelve-month period ended October 31, 2022, outperforming the Russell 2000® Growth Index, which returned -26.02%. Relative outperformance was broad based with six sectors adding double digits to relative results. Most notable was relative strength in Health Care and Industrials, which offset relative weakness in Materials.
 Health Care was the largest contributor to relative performance, adding 248 basis points (“bps”) of relative returns to the Fund.  The relative outperformance was broad based with contribution from investments across Biopharma, Health Care Providers & Services, and Health Care Equipment & Supplies. Precision oncology company Turning Point Therapeutics, Inc. was the top relative contributor within the sector. The company released better-than-expected early clinical trial data of their TRIDENT-1 study which highlighted their drug candidate Repotrectinib as a potential best-in-class ROS1+ agent. The results also showed that this agent will be used for a longer duration than initial consensus expectations forecasted, adding to the peak sales potential. This aided in lifting the company’s share price, and our conviction in the name was validated when Bristol Myers Squibb announced they would be acquiring Turning Point for a substantial premium to the stock’s prior closing price. Option Care Health Inc., a provider of home health care solutions, also positively contributed to relative returns. The stock outperformed following a series of strong earnings reports which were well received by the street, especially considering headwinds to the broader Health Care Services space stemming from the tight labor market coupled with ongoing COVID variants.
 Industrials was another strong contributor, adding 186 bps to relative results. Within the sector, the Fund’s performance was balanced with both cyclical and more secular industries adding to relative results. Manufacturer of water drainage solutions Advanced Drainage was the top contributor to relative performance within the sector over the period. The stock outperformed after the company reported margins well above expectations, showing investors that they can push through enough pricing increases to offset rising input costs. We continue to favor the stock and feel their price increases should hold as their commercial and construction end markets remain robust, enabling Advanced Drainage to enhance their margin durability moving forward.
Materials was the largest source of relative weakness, costing 180 bps. Ranpak Holdings Corp., a manufacturer of fiber packaging equipment and products, was the top relative detractor over the period. Shares traded lower given the company’s exposure to Russian paper and the European consumer, which was exacerbated by the company’s liquidity and micro-cap status which caused stock movement to be exaggerated. Despite the sell-off, and the downward pressure placed on several similar high-growth, high-quality companies over the period, we continue to favor Ranpak as we believe it has a large market opportunity and strong execution potential.

Harbor Small Cap Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Growth Fund
Retirement Class[1]	-23.72%	9.37%	12.37%
Institutional Class	-23.81	9.27	12.31
Administrative Class	-24.00	8.99	12.00
Investor Class	-24.05	8.88	11.91
Comparative Index
Russell 2000® Growth	-26.02%	5.17%	10.15%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.79% (Retirement Class); 0.87% (Institutional Class); 1.12% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Outlook & Strategy
With the likelihood of a U.S. recession seeming all but inevitable, the pivotal question is whether the Federal Reserve will pause or pivot their hawkish stance considering slowing economic activity, moderating inflation, and global market instability.  Some consumer prices like gasoline have moderated while others like shelter are likely to remain high for some time. We expect a more gradual decline in inflation than many are currently forecasting, although expectations appear to be increasingly moving in our direction. Looking at the earnings outlook, the environment remains challenging with market estimates still likely too high among forecasters. Slowing spending and job growth combined with growing margin pressures and building inventories is a recipe for an economic slowdown.  Combine that with rising funding costs due to interest rates and it is hard to envision an outcome that doesn’t propel the economy into a recession in 2023. Based on our quality bias and valuation discipline, we believe we should fare better than high-growth, higher risk, long duration options in this type of an environment as equity markets continue to find their footing and juggle tightening financial conditions not seen in over a decade.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Growth Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—97.8%
Shares		Value
AEROSPACE & DEFENSE—1.8%
289,116	Hexcel Corp.	$16,104
BANKS—2.4%
390,759	First Interstate BancSystem Inc.	17,822
77,777	Silvergate Capital Corp.*	4,415
		22,237
BIOTECHNOLOGY—9.3%
903,571	Alkermes plc (Ireland)*	20,511
88,861	Apellis Pharmaceuticals Inc.*	5,375
237,420	Arcutis Biotherapeutics Inc.*	4,198
209,700	Ascendis Pharma AS ADR (Denmark)*,1	24,116
160,926	Blueprint Medicines Corp.*	8,342
304,454	Fate Therapeutics Inc.*	6,369
25,480	Karuna Therapeutics Inc.*	5,589
554,575	Rocket Pharmaceuticals Inc.*	10,348
		84,848
BUILDING PRODUCTS—3.1%
243,835	Advanced Drainage Systems Inc.	28,256
CAPITAL MARKETS—1.3%
386,847	StepStone Group Inc.	11,420
CHEMICALS—2.8%
399,190	Avient Corp.	13,768
507,870	Axalta Coating Systems Ltd. (Bermuda)*	11,844
		25,612
COMMUNICATIONS EQUIPMENT—1.2%
144,890	Lumentum Holdings Inc.*	10,787
CONSTRUCTION & ENGINEERING—2.6%
567,779	Willscot Mobile Mini Holdings Corp.*	24,148
CONTAINERS & PACKAGING—0.2%
570,149	Ranpak Holdings Corp.*	2,167
ELECTRICAL EQUIPMENT—5.9%
209,765	Atkore Inc.*	19,990
156,079	Encore Wire Corp.	21,475
305,290	Sensata Technologies Holding plc (United Kingdom)	12,276
		53,741
COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—1.6%
1,437,910	NexTier Oilfield Solutions Inc.*	$14,494
ENTERTAINMENT—1.5%
633,269	Endeavor Group Holdings Inc.*	13,831
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.9%
618,640	American Assets Trust Inc.	17,000
48,880	Innovative Industrial Proper	5,284
545,490	Spirit Realty Capital Inc.	21,182
563,520	UMH Properties Inc.	9,884
		53,350
HEALTH CARE EQUIPMENT & SUPPLIES—6.3%
155,700	Haemonetics Corp.*	13,227
68,620	Inspire Medical Systems Inc.*	13,377
261,950	Lantheus Holdings Inc.*	19,382
211,790	Tandem Diabetes Care Inc.*	11,892
		57,878
HEALTH CARE PROVIDERS & SERVICES—4.1%
163,714	Amedisys Inc.*	15,977
707,487	Option Care Health Inc.*	21,408
		37,385
HOTELS, RESTAURANTS & LEISURE—4.7%
111,260	Churchill Downs Inc.	23,132
124,010	Wingstop Inc.	19,642
		42,774
INSURANCE—3.9%
354,032	BRP Group Inc.*	10,037
144,205	Palomar Holdings Inc.*	12,828
87,780	Primerica Inc.	12,702
		35,567
IT SERVICES—5.2%
712,688	Flywire Corp.*	15,644
418,000	Shift4 Payments Inc.*	19,215
151,708	WNS Holdings Ltd. ADR (India)*,1	13,059
		47,918
LEISURE PRODUCTS—1.2%
160,933	BRP Inc. (Canada)	10,758

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—2.3%
224,330	Azenta Inc.	$9,960
31,851	Bio-Rad Laboratories Inc.*	11,203
		21,163
MACHINERY—6.0%
88,480	Chart Industries Inc.*	19,720
240,354	ITT Inc.	18,361
121,220	Lincoln Electric Holdings Inc.	17,213
		55,294
MULTILINE RETAIL—1.8%
300,260	Ollie's Bargain Outlet Holdings Inc.*	16,814
OIL, GAS & CONSUMABLE FUELS—4.6%
496,020	Northern Oil And Gas Inc.	16,934
342,760	PDC Energy Inc.	24,727
		41,661
PHARMACEUTICALS—4.2%
1,899,802	Innoviva Inc.*	25,761
246,621	Pacira BioSciences Inc.*	12,765
		38,526
ROAD & RAIL—2.1%
98,580	Saia Inc.*	19,604
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.7%
163,731	Lattice Semiconductor Corp.*	7,942
166,889	Macom Technology Solutions Holdings Inc.*	9,658
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
137,211	MaxLinear Inc.*	$4,237
146,302	MKS Instruments Inc.	12,019
		33,856
SOFTWARE—6.0%
90,490	Blackline Inc.*	5,068
300,960	Braze Inc.*	8,911
176,950	Coupa Software Inc.*	9,419
1,203,839	Samsara Inc.*	14,819
468,160	Smartsheet Inc.*	16,348
		54,565
SPECIALTY RETAIL—2.1%
529,465	National Vision Holdings Inc.*	19,611
TOTAL COMMON STOCKS
(Cost $915,181)		894,369
TOTAL INVESTMENTS—97.8%
(Cost $915,181)		894,369
CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		20,295
TOTAL NET ASSETS—100.0%		$914,664

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets, represented by the S&P 500® Index were negative during the 12-months ended October 31, 2022, posting -14.61%.  The U.S. small cap market, represented by the Russell 2000 Value® Index (the “Index”), outperformed large cap stocks, yet still declined -10.73% during the period.
Investors continued to focus on the posture of the Federal Reserve (the “Fed”), which was expected to increase the federal funds rate (“Fed Funds Rate”) to stave off generationally high inflation numbers.  Following Consumer Price Index (“CPI”) readings of 9.1% in June, 8.5% in July, and 8.3% in August, the Fed reacted by hiking rates by 75 bps for three months in a row to bring the Fed Funds Rate to the range of 3.00% to 3.25%.  Fed chair Jerome Powell has been consistent in stating that fighting inflation is the central bank’s main priority following the increased CPI readings and continued to acknowledge that engineering a “soft landing” would be difficult, unwilling to stray from the Fed’s goal of 2% inflation and maximum employment.  The central bank is now projecting a Fed Funds Rate between 4.1% and 4.4% at the end of the year, indicating that it expects to continue to hike rates through December.  Previously in June, the Fed estimated the rate to hit 3.4% at the end of this year.  Over the long-term, the Fed is projecting a rate of 2.5%, in-line with its long-term PCE inflation projections of 2.0%. Following the Federal Reserve’s indications that it would continue increasing rates, the Dollar saw renewed strength against the basket of global currencies.  As a result, the Pound, Euro, and Yuan significantly weakened against the U.S. Dollar, which weighed on international equities during the period.  Following the sell-off in the Pound to a record low against the U.S. Dollar, the Bank of England immediately restarted bond purchases to stabilize the currency which has fallen from over $2 in 2007 to about $1.10 at the end of the period.  Commodities continued to trend down following chaotic trading in the wake of the Russian invasion in Ukraine in February, although continental Europe faces the conundrum of heading into winter without energy security.  Lumber futures hit pre-pandemic lows and Crude Oil traded just above where it began the year to about $79 per barrel.
Performance
Harbor Small Cap Value Fund returned -7.16% (Retirement Class), -7.22% (Institutional Class), -7.45% (Administrative Class), and -7.56% (Investor Class) in the year ended October 31, 2022, while the Russell 2000® Value Index returned -10.73%. Despite the broader Index contraction, the EARNEST Partners Small Cap Value strategy was able to protect to the downside and outperformed the Index in the period. While the strategy’s relative underweight to both Communication Services and Real Estate contributed to the relative outperformance, outperformance was also a function of favorable stock selection notably in the Financial and Industrial sectors.
Contributing to performance was Sanmina Corporation. Sanmina is a global electronics manufacturing services provider that serves Original Equipment Manufacturers (OEMs) in technology-driven industries including communication networks and computer hardware and storage. With nearly 80 manufacturing facilities, Sanmina is one of the largest independent manufacturers of printed circuit boards and backplanes. During the period, shares outperformed the benchmark as investors rewarded the company for delivering strong results across business lines. Operating margins also came in at the high-end of the range highlighting the company’s ability to manage costs in a challenging operating environment due to persistent supply chain disruptions. As a global leader in the electronics manufacturing services industry, the market for more complex and integrated component solutions expansion bodes well for Sanmina which is well-positioned to continue benefiting from OEMs outsourcing their advanced product requirements. Given the firm’s operating discipline and strong customer base, Sanmina has further potential to improve margins and drive earnings.

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2012 through 10/31/2022
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2022
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Value Fund
Retirement Class[1]	-7.16%	6.03%	11.45%
Institutional Class	-7.22	5.94	11.39
Administrative Class	-7.45	5.68	11.10
Investor Class	-7.56	5.55	10.98
Comparative Index
Russell 2000® Value	-10.73%	5.31%	9.37%
As stated in the Fund’s prospectus dated March 1, 2022, the expense ratios were 0.79% (Retirement Class); 0.87% (Institutional Class); 1.12% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Detracting from performance was CONMED Corp., a medical device company focused on the development, manufacture and sale of surgical devices and related equipment. With a global reach, CONMED products are used in a variety of specialty functions including general and orthopedic surgery, gynecology, neurosurgery, thoracic surgery, and gastroenterology. CONMED shares were down in the period despite beating both revenue and earnings per share (“EPS”) estimates. While management remains optimistic about the business environment and growth prospects, full year sales and EPS estimates were lower as a function of mounting foreign exchange pressures, pressures viewed to be transitory in nature. CONMED continues to be well positioned for growth. The company’s exposure to elective procedures continues to recover post-pandemic while it continues to gain market share in a variety of specialty areas that focus on a surgeon’s bespoke needs. Finally, the company continues to identify and execute strategic acquisitions like sports medicine specialist Biorez, creating both organic and acquisitive channels to grow earnings materially over the next several years.
Outlook & Strategy
As of October 31, 2022, the Fund had an overweight in the Industrials and Information Technology sectors and an underweight in Financials, Real Estate, Consumer Staples, Consumer Discretionary, and Utilities. The Fund had a market weight to Energy.  The Fund’s relative overweight and underweight positions are an outgrowth of where EARNEST Partners is finding good individual investment opportunities.
 In managing the Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook.  Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Value Fund
Portfolio of Investments—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value and Cost in Thousands
COMMON STOCKS—96.1%
Shares		Value
AEROSPACE & DEFENSE—7.4%
762,105	AAR Corp.*	$33,776
825,809	Hexcel Corp.	45,998
374,040	Moog Inc.	31,700
998,218	Parsons Corp.*	46,796
		158,270
BANKS—12.6%
708,337	Enterprise Financial Services Corp.	37,875
828,147	First Merchants Corp.	37,184
691,389	Heartland Financial USA Inc.	34,099
492,096	South State Corp.	44,500
1,089,974	Trustmark Corp.	39,860
876,070	United Bankshares Inc.	37,102
1,040,297	United Community Banks	40,051
		270,671
BIOTECHNOLOGY—1.1%
1,175,886	Myriad Genetics Inc.*	24,388
CAPITAL MARKETS—6.0%
712,428	Houlihan Lokey Inc.	63,634
281,114	Raymond James Financial Inc.	33,211
524,240	Stifel Financial Corp.	32,435
		129,280
CHEMICALS—3.7%
607,230	Cabot Corp.	44,619
727,623	Scotts Miracle-Gro Co.	33,405
		78,024
COMMERCIAL SERVICES & SUPPLIES—4.3%
913,474	Casella Waste Systems Inc.*	74,731
2,098,126	Steelcase Inc.	16,303
		91,034
CONSUMER FINANCE—1.7%
369,364	FirstCash Holdings Inc.	36,364
ELECTRICAL EQUIPMENT—1.4%
449,432	EnerSys	29,793
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—10.9%
367,026	Advanced Energy Industries Inc.	28,867
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
559,306	CTS Corp.	$22,104
172,994	Littelfuse Inc.	38,102
536,513	Methode Electronics Inc.	22,120
399,755	Plexus Corp.*	39,336
952,047	Sanmina Corp.*	53,362
73,639	Teledyne Technologies Inc.*	29,307
		233,198
ENERGY EQUIPMENT & SERVICES—1.5%
2,152,479	Archrock Inc.	16,165
334,882	Core Laboratories NV (Netherlands)	6,517
464,627	DMC Global Inc.*	10,054
		32,736
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.1%
1,155,431	Corporate Office Properties Trust	30,792
1,517,197	Pebblebrook Hotel Trust	24,336
1,036,206	STAG Industrial Inc.	32,734
		87,862
FOOD PRODUCTS—3.2%
860,291	Darling Ingredients Inc.*	67,516
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
407,937	CONMED Corp.	32,525
HEALTH CARE PROVIDERS & SERVICES—4.6%
2,186,961	MEDNAX Inc.*	42,427
156,045	Molina Healthcare Inc.*	55,998
		98,425
HOTELS, RESTAURANTS & LEISURE—2.1%
391,561	Cracker Barrel Old Country Store Inc.	44,724
HOUSEHOLD DURABLES—1.4%
386,313	Meritage Homes Corp.*	29,422
INSURANCE—4.0%
551,124	Horace Mann Educators Corp.	21,747
344,233	Reinsurance Group of America Inc.	50,661
463,458	United Fire Group Inc.	12,560
		84,968

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—1.0%
3,840,331	Sabre Corp.*	$22,312
MACHINERY—11.6%
464,627	Albany International Corp.	42,569
458,516	Altra Industrial Motion Corp.	27,575
1,152,509	Flowserve Corp.*	33,054
679,700	Franklin Electric Co. Inc.	55,695
720,610	SPX Technologies Inc.*	47,445
598,463	Timken Co.	42,664
		249,002
PHARMACEUTICALS—1.8%
589,697	Catalent Inc.*	38,761
ROAD & RAIL—1.3%
357,112	Ryder System Inc.	28,751
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.3%
368,717	Amkor Technology Inc.	7,666
457,027	Diodes Inc.*	32,755
275,270	Entegris Inc.	21,840
1,497,326	FormFactor Inc.*	30,261
		92,522
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—1.9%
1,364,075	Box Inc.*	$39,626
TEXTILES, APPAREL & LUXURY GOODS—0.8%
1,038,544	Wolverine World Wide Inc.	17,790
TRADING COMPANIES & DISTRIBUTORS—1.9%
379,300	GATX Corp.	39,717
TOTAL COMMON STOCKS
(Cost $1,457,956)		2,057,681
TOTAL INVESTMENTS—96.1%
(Cost $1,457,956)		2,057,681
CASH AND OTHER ASSETS, LESS LIABILITIES—3.9%		83,823
TOTAL NET ASSETS—100.0%		$2,141,504

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or 2021.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

Harbor Funds
StatementS of Assets and Liabilities—October 31, 2022

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor Core Plus Fund	Harbor Disruptive Innovation Fund	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost	$14,510,032	$169,815	$59,144	$1,100,675	$148,651	$869,795	$9,124
Investments, at value (Including securities loaned of $0, $0, $0, $0, $0, $1,714 and $0)	$21,489,309	$155,455	$50,813	$938,011	$103,744	$789,693	$6,293
Cash	287,590	6,017	476	9,272	3,546	13,811	—
Foreign currency, at value (cost: $0, $0, $0, $2, $0, $1,215 and $52)	—	—	—	1	—	1,206	52
Receivables for:
Investments sold	—	1,384	—	357	1,032	332	—
Capital shares sold	7,496	28	17,908	1,401	14	1,654	—
Dividends	2,826	—	—	—	18	2,177	23
Interest	—	365	289	6,742	—	—	—
Securities lending income	—	—	—	—	—	1	—
Purchased options, at value (cost: $0, $0, $0, $0, $0, $0 and $0)	—	—	—	—	—	—	—
Withholding tax	513	—	—	—	1	634	—
Prepaid registration fees	35	—	—	14	22	26	23
Other assets	2,954	24	8	406	78	90	1
Total Assets	21,790,723	163,273	69,494	956,204	108,455	809,624	6,392
LIABILITIES
Due to custodian	—	—	—	—	—	—	93
Payables for:
Investments purchased	74,797	404	76	5,704	—	300	1
Capital shares reacquired	15,284	2	—	1,601	59	533	93
Collateral for securities loaned	—	—	—	—	—	—	—
Dividends to shareholders	—	—	—	—	—	—	—
Accrued expenses:
Tax compliance fee payable (see Note 2)	—	—	—	—	—	—	—
Management fees	10,099	82	10	205	63	505	7
12b-1 fees	205	—	—	3	4	3	1
Transfer agent fees	1,407	12	3	81	9	32	1
Trustees' fees and expenses	3,476	27	4	459	62	55	5
Other	1,347	24	24	122	38	460	47
Total Liabilities	106,615	551	117	8,175	235	1,888	248
NET ASSETS	$21,684,108	$162,722	$69,377	$948,029	$108,220	$807,736	$6,144
Net Assets Consist of:
Paid-in capital	$15,895,464	$181,807	$82,899	$1,178,301	$244,627	$924,064	$12,478
Total distributable earnings/(loss)	5,788,644	(19,085)	(13,522)	(230,272)	(136,407)	(116,328)	(6,334)
	$21,684,108	$162,722	$69,377	$948,029	$108,220	$807,736	$6,144

The accompanying notes are an integral part of the Financial Statements.

	Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor Core Plus Fund	Harbor Disruptive Innovation Fund	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$7,108,919	$33,711	$41,312	$12,389	$16,353	$543,857	$1,391
Shares of beneficial interest[1]	106,391	3,432	4,782	1,266	3,742	55,778	269
Net asset value per share[2]	$66.82	$9.82	$8.64	$9.78	$4.37	$9.75	$5.17
Institutional Class
Net assets	$13,590,549	$126,865	$28,065	$924,416	$72,988	$248,130	$4,231
Shares of beneficial interest[1]	203,778	12,921	3,248	94,611	16,904	25,450	816
Net asset value per share[2]	$66.69	$9.82	$8.64	$9.77	$4.32	$9.75	$5.18
Administrative Class
Net assets	$187,390	$70	N/A	$11,223	$2,492	$7,419	—
Shares of beneficial interest[1]	2,925	7	N/A	1,147	682	764	—
Net asset value per share[2]	$64.08	$9.78	N/A	$9.78	$3.66	$9.71	—
Investor Class
Net assets	$797,250	$2,076	N/A	N/A	$16,387	$8,330	$522
Shares of beneficial interest[1]	12,925	213	N/A	N/A	5,015	862	102
Net asset value per share[2]	$61.68	$9.77	N/A	N/A	$3.27	$9.66	$5.14

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Funds
StatementS of Assets and Liabilities—October 31, 2022 —Continued

(All amounts in thousands, except per share amounts)

	Harbor Global Leaders Fund	Harbor High-Yield Bond Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Large Cap Value Fund
ASSETS
Investments, at identified cost	$66,257	$301,062	$3,188,089	$334,475	$124,316	$1,603,452
Investments, at value (Including securities loaned of $0, $0, $1,937, $0, $0 and $0)	$66,708	$271,296	$2,989,540	$344,006	$114,198	$2,050,351
Cash	974	8,739	63,834	3,121	10,648	58,694
Foreign currency, at value (cost: $ $0, $0, $14,256, $59, $1,045 and $0)	—	—	14,031	58	1,031	—
Receivables for:
Investments sold	—	1,247	2,270	346	—	879
Capital shares sold	3	1,217	1,604	115	875	1,057
Dividends	28	—	10,499	408	217	1,471
Interest	—	4,330	—	—	—	—
Securities lending income	—	—	1	—	—	—
Purchased options, at value (cost: $0, $0, $0, $0, $0, and $0)	—	—	37	—	—	—
Withholding tax	6	—	3,666	311	43	458
Prepaid registration fees	—	26	24	21	—	21
Other assets	26	145	3,817	128	25	160
Total Assets	67,745	287,000	3,089,323	348,514	127,037	2,113,091
LIABILITIES
Due to custodian	—	—	—	—	—	—
Payables for:
Investments purchased	—	4,509	1,628	750	1,227	1,577
Capital shares reacquired	85	283	10,238	731	44	2,429
Collateral for securities loaned	—	—	2,077	—	—	—
Dividends to shareholders	—	—	—	—	—	—
Accrued expenses:
Tax compliance fee payable (see Note 2)	—	—	51,309	—	—	—
Management fees	39	117	1,896	225	81	1,026
12b-1 fees	2	4	54	1	—	6
Transfer agent fees	5	20	247	25	7	88
Trustees' fees and expenses	8	151	3,550	82	5	127
Other	53	54	1,489	509	70	112
Total Liabilities	192	5,138	72,488	2,323	1,434	5,365
NET ASSETS	$67,553	$281,862	$3,016,835	$346,191	$125,603	$2,107,726
Net Assets Consist of:
Paid-in capital	$63,483	$404,053	$3,607,925	$348,403	$132,504	$1,581,858
Total distributable earnings/(loss)	4,070	(122,191)	(591,090)	(2,212)	(6,901)	525,868
	$67,553	$281,862	$3,016,835	$346,191	$125,603	$2,107,726

The accompanying notes are an integral part of the Financial Statements.

	Harbor Global Leaders Fund	Harbor High-Yield Bond Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Large Cap Value Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$15,702	$80,052	$461,129	$72,107	$30,387	$1,326,142
Shares of beneficial interest[1]	643	9,343	12,842	5,649	2,403	67,993
Net asset value per share[2]	$24.43	$8.57	$35.91	$12.76	$12.65	$19.50
Institutional Class
Net assets	$40,193	$182,350	$2,298,600	$267,148	$93,640	$751,476
Shares of beneficial interest[1]	1,653	21,281	63,783	20,959	7,405	38,529
Net asset value per share[2]	$24.32	$8.57	$36.04	$12.75	$12.65	$19.50
Administrative Class
Net assets	$914	$368	$10,375	$148	$436	$3,228
Shares of beneficial interest[1]	39	43	286	12	35	166
Net asset value per share[2]	$23.58	$8.61	$36.29	$12.73	$12.60	$19.50
Investor Class
Net assets	$10,744	$19,092	$246,731	$6,788	$1,140	$26,880
Shares of beneficial interest[1]	465	2,220	6,925	536	90	1,363
Net asset value per share[2]	$23.09	$8.60	$35.63	$12.66	$12.58	$19.72

Harbor Funds
StatementS of Assets and Liabilities—October 31, 2022 —Continued

(All amounts in thousands, except per share amounts)

	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Money Market Fund	Harbor Overseas Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost	$85,957	$285,319	$72,670	$94,303	$915,181	$1,457,956
Investments, at value (Including securities loaned of $0, $0, $0, $980, $0 and $0)	$87,990	$313,661	$72,670	$89,672	$894,369	$2,057,681
Cash	1,067	3,379	159	1,353	15,291	66,832
Foreign currency, at value (cost: $0, $0, $0, $0, $0, and $0)	—	—	—	—	—	—
Receivables for:
Investments sold	—	567	—	329	6,431	18,771
Capital shares sold	—	55	61	414	1,382	1,351
Dividends	30	304	—	211	—	750
Interest	—	—	—	—	—	—
Securities lending income	—	—	—	—	—	—
Purchased options, at value (cost: $0, $0, $0, $0, $0, and $0)	—	—	—	—	—	—
Withholding tax	—	—	—	89	—	—
Prepaid registration fees	25	12	13	—	21	19
Other assets	7	86	21	72	97	135
Total Assets	89,119	318,064	72,924	92,140	917,591	2,145,539
LIABILITIES
Due to custodian	—	—	—	298	—	—
Payables for:
Investments purchased	—	111	—	14	1,695	285
Capital shares reacquired	28	378	1,298	101	427	2,019
Collateral for securities loaned	—	—	—	1,061	—	—
Dividends to shareholders	—	—	2	—	—	—
Accrued expenses:
Tax compliance fee payable (see Note 2)	—	—	—	—	—	—
Management fees	52	191	12	54	564	1,273
12b-1 fees	—	6	—	1	2	10
Transfer agent fees	3	25	7	6	55	136
Trustees' fees and expenses	2	75	18	2	117	181
Other	16	37	30	143	67	131
Total Liabilities	101	823	1,367	1,680	2,927	4,035
NET ASSETS	$89,018	$317,241	$71,557	$90,460	$914,664	$2,141,504
Net Assets Consist of:
Paid-in capital	$87,246	$264,269	$71,568	$99,152	$941,629	$1,426,720
Total distributable earnings/(loss)	1,772	52,972	(11)	(8,692)	(26,965)	714,784
	$89,018	$317,241	$71,557	$90,460	$914,664	$2,141,504

The accompanying notes are an integral part of the Financial Statements.

	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Money Market Fund	Harbor Overseas Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$67,079	$43,591	N/A	$21,221	$311,509	$600,143
Shares of beneficial interest[1]	5,389	1,822	N/A	2,126	26,452	15,205
Net asset value per share[2]	$12.45	$23.93	N/A	$9.98	$11.78	$39.47
Institutional Class
Net assets	$21,105	$242,004	$69,762	$66,908	$595,476	$1,493,462
Shares of beneficial interest[1]	1,697	10,115	69,759	6,710	50,981	37,866
Net asset value per share[2]	$12.44	$23.93	$1.00	$9.97	$11.68	$39.44
Administrative Class
Net assets	N/A	$3,291	$1,795	N/A	$648	$9,177
Shares of beneficial interest[1]	N/A	136	1,795	N/A	64	235
Net asset value per share[2]	N/A	$24.20	$1.00	N/A	$10.10	$39.06
Investor Class
Net assets	$834	$28,355	N/A	$2,331	$7,031	$38,722
Shares of beneficial interest[1]	67	1,186	N/A	235	766	1,017
Net asset value per share[2]	$12.37	$23.90	N/A	$9.92	$9.18	$38.09

Harbor Funds
StatementS of Operations—Year Ended October 31, 2022

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund
Investment Income
Dividends	$145,497	$—
Interest	2,965	1,847
Net securities lending income	—	—
Consent fee income	—	—
Foreign taxes withheld	(3,266)	—
Foreign tax reclaims, net of applicable tax compliance fee (see Note 2)	5,883	—
Total Investment Income	151,079	1,847
Operating Expenses
Management fees	178,346	1,163
12b-1 fees:
Administrative Class	673	—
Investor Class	2,692	6
Shareholder communications	673	11
Custodian fees	675	21
Transfer agent fees:
Retirement Class	1,770	7
Institutional Class	19,530	140
Administrative Class	269	—
Investor Class	2,261	5
Professional fees	1,571	10
Trustees' fees and expenses	1,600	10
Registration fees	245	58
Miscellaneous	606	11
Total expenses	210,911	1,442
Management fees waived	(14,807)	(89)
12b-1 fees waived	—	—
Transfer agent fees waived	(1,649)	(9)
Other expenses reimbursed	—	—
Custodian fees reduction	1	—
Net expenses	194,456	1,344
Net Investment Income/(Loss)	(43,377)	503
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments (net of foreign capital gains tax: $0, $0, $0, $0, $0, $141, $31, $0, $0 and $3)	(1,104,467)	(4,062)
In-kind redemptions	1,270,427	—
Foreign currency transactions	(266)	—
Futures contracts	—	—
Purchased options	—	—
Written options	—	—
Swap agreements	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments (net of foreign capital gains tax accrual: $0, $0, $0, $0, $0, $0, $0, $1, $0 and $0)	(14,648,657)	(31,493)
Forwards currency contracts	—	—
Futures contracts	—	—
Purchased options	—	—
Written options	—	—
Swap agreements	—	—
Translations of assets and liabilities in foreign currencies	(38)	—
Net gain/(loss) on investment transactions	(14,483,001)	(35,555)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(14,526,378)	$(35,052)
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund	Harbor Core Plus Fund	Harbor Disruptive Innovation Fund	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Global Leaders Fund	Harbor High-Yield Bond Fund	Harbor International Fund

$—	$287	$673	$28,192	$535	$581	$—	$115,052
2,101	40,600	27	1,241	3	11	16,183	284
—	—	—	47	—	—	—	184
—	113	—	—	—	—	6	—
—	—	(13)	(2,429)	(61)	(18)	—	(7,723)
—	—	—	—	—	—	—	20,195
2,101	41,000	687	27,051	477	574	16,189	127,992

210	3,998	1,289	7,439	182	700	1,840	28,074

N/A	38	9	22	—	3	1	32
N/A	N/A	74	23	12	39	51	762
12	106	37	25	9	12	33	305
31	152	47	405	73	24	55	537

6	20	7	135	1	4	15	123
57	1,133	115	301	12	58	211	2,810
N/A	15	3	9	—	1	—	13
N/A	N/A	63	19	10	33	43	640
4	117	32	130	37	29	16	395
5	66	10	54	1	5	16	207
32	62	63	63	56	57	60	129
8	30	14	27	5	11	14	77
365	5,737	1,763	8,652	398	976	2,355	34,104
—	(65)	—	—	—	(47)	(282)	—
—	—	—	—	—	—	—	—
(6)	(65)	(12)	(51)	(1)	(5)	(15)	(192)
(78)	(419)	(549)	(1,150)	(178)	(76)	—	(4,381)
—	—	—	—	—	—	—	—
281	5,188	1,202	7,451	219	848	2,058	29,531
1,820	35,812	(515)	19,600	258	(274)	14,131	98,461

(4,988)	(44,234)	(89,328)	(8,828)	(3,628)	6,311	(11,795)	5,068
—	—	—	—	—	—	—	—
—	(2,635)	9	(2,572)	(8)	(12)	—	(6,570)
—	(8,255)	—	—	—	—	—	—
—	(293)	—	37	—	—	—	130
—	264	—	—	—	—	—	—
—	7,220	—	—	—	—	—	—

(11,308)	(192,582)	(42,370)	(272,319)	(4,087)	(50,291)	(32,844)	(1,117,640)
—	(4,021)	—	—	—	—	—	—
—	3,303	—	—	—	—	—	—
—	197	—	—	—	—	—	(7)
—	46	—	—	—	—	—	—
—	(5,873)	—	—	—	—	—	—
—	(153)	—	(90)	—	(1)	—	(691)
(16,296)	(247,016)	(131,689)	(283,772)	(7,723)	(43,993)	(44,639)	(1,119,710)
$(14,476)	$(211,204)	$(132,204)	$(264,172)	$(7,465)	$(44,267)	$(30,508)	$(1,021,249)

Harbor Funds
StatementS of Operations—Year Ended October 31, 2022 —Continued

(All amounts in thousands)

	Harbor International Growth Fund	Harbor International Small Cap Fund
Investment Income
Dividends	$6,738	$2,532
Interest	(2)	60
Net securities lending income	—	—
Consent fee income	—	—
Foreign taxes withheld	(637)	(247)
Foreign tax reclaims, net of applicable tax compliance fee (see Note 2)	—	—
Total Investment Income	6,099	2,345
Operating Expenses
Management fees	4,264	622
12b-1 fees:
Administrative Class	1	1
Investor Class	24	3
Shareholder communications	24	9
Custodian fees	157	72
Transfer agent fees:
Retirement Class	20	3
Institutional Class	457	57
Administrative Class	—	—
Investor Class	20	3
Professional fees	73	10
Trustees' fees and expenses	31	4
Registration fees	61	69
Miscellaneous	22	9
Total expenses	5,154	862
Management fees waived	—	—
12b-1 fees waived	—	—
Transfer agent fees waived	(33)	(3)
Other expenses reimbursed	(334)	(162)
Custodian fees reduction	—	—
Net expenses	4,787	697
Net Investment Income/(Loss)	1,312	1,648
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments (net of foreign capital gains tax: $977, $0, $0, $0, $0, $0, $0, $0 and $0)	(3,463)	2,231
In-kind redemptions	—	—
Foreign currency transactions	(186)	(88)
Futures contracts	—	—
Purchased options	—	—
Written options	—	—
Swap agreements	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments (net of foreign capital gains tax accrual: $341, $0, $0, $0, $0, $0, $0, $0 and $0)	(308,598)	(16,390)
Forwards currency contracts	—	—
Futures contracts	—	—
Purchased options	—	—
Written options	—	—
Swap agreements	—	—
Translations of assets and liabilities in foreign currencies	(33)	(11)
Net gain/(loss) on investment transactions	(312,280)	(14,258)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(310,968)	$(12,610)
The accompanying notes are an integral part of the Financial Statements.

Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Money Market Fund	Harbor Overseas Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund

$42,861	$887	$10,717	$—	$3,359	$6,206	$28,063
430	24	28	755	19	274	529
—	—	—	—	18	—	—
—	—	—	—	—	—	—
(369)	—	—	—	(282)	(12)	(2)
—	—	—	—	—	—	—
42,922	911	10,745	755	3,114	6,468	28,590

13,825	463	2,904	175	492	7,103	17,143

9	N/A	9	8	N/A	2	26
70	2	78	N/A	2	18	118
54	9	29	12	11	23	116
45	14	23	19	138	52	56

272	7	10	N/A	4	67	113
912	24	303	84	42	604	1,661
3	N/A	3	3	N/A	1	10
59	2	66	N/A	1	15	99
123	3	21	5	48	51	123
131	4	22	3	4	53	130
104	55	61	33	48	68	102
46	9	15	3	10	25	48
15,653	592	3,544	345	800	8,082	19,745
—	—	(23)	(103)	—	—	—
—	—	—	(5)	—	—	—
(112)	(3)	(19)	(51)	(3)	(46)	(114)
(621)	(73)	(129)	(65)	(255)	—	—
—	—	—	—	—	—	—
14,920	516	3,373	121	542	8,036	19,631
28,002	395	7,372	634	2,572	(1,568)	8,959

88,519	54	29,401	—	(2,625)	40,116	142,404
—	—	—	—	—	—	—
—	—	—	—	(3,440)	(1)	—
—	—	—	—	—	—	—
—	—	—	—	(7)	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

(435,986)	(6,927)	(49,490)	—	(11,538)	(301,227)	(335,267)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	(13)	—	—
(347,467)	(6,873)	(20,089)	—	(17,623)	(261,112)	(192,863)
$(319,465)	$(6,478)	$(12,717)	$634	$(15,051)	$(262,680)	$(183,904)

Harbor Funds
Statements of Changes In Net Assets

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$(43,377)	$(131,025)	$503	$142	$1,820	$2,179
Net realized gain/(loss) on investments	165,694	10,928,845	(4,062)	27,075	(4,988)	514
Change in net unrealized appreciation/(depreciation) of investments	(14,648,695)	3,117,791	(31,493)	4,033	(11,308)	(2,867)
Net increase/(decrease) in assets resulting from operations	(14,526,378)	13,915,611	(35,052)	31,250	(14,476)	(174)
Distributions to Shareholders
Retirement Class	(1,774,533)	(1,223,020)	(5,078)	(3,426)	(864)	(1,343)
Institutional Class	(4,236,598)	(3,192,095)	(20,117)	(11,576)	(1,726)	(3,638)
Administrative Class	(64,010)	(54,447)	(10)	(7)	N/A	N/A
Investor Class	(245,539)	(170,722)	(352)	(246)	N/A	N/A
Total distributions to shareholders	(6,320,680)	(4,640,284)	(25,557)	(15,255)	(2,590)	(4,981)
Net Increase/(Decrease) Derived from Capital Share Transactions	263,781	(3,838,863)	17,371	35,899	(56,045)	32,042
Net increase/(decrease) in net assets	(20,583,277)	5,436,464	(43,238)	51,894	(73,111)	26,887
Net Assets
Beginning of period	42,267,385	36,830,921	205,960	154,066	142,488	115,601
End of period	$21,684,108	$42,267,385	$162,722	$205,960	$69,377	$142,488
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Plus Fund		Harbor Disruptive Innovation Fund		Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Global Leaders Fund
November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021

$35,812	$43,831	$(515)	$(3,004)	$19,600	$16,800	$258	$560	$(274)	$(532)
(47,933)	5,769	(89,319)	190,181	(11,363)	85,382	(3,636)	14,438	6,299	15,044
(199,083)	(34,370)	(42,370)	(90,544)	(272,409)	190,251	(4,087)	(244)	(50,292)	23,318
(211,204)	15,230	(132,204)	96,633	(264,172)	292,433	(7,465)	14,754	(44,267)	37,830

(4,079)	(5,690)	(23,847)	(9,924)	(59,014)	(6,946)	(766)	(5,910)	(2,179)	(1,703)
(43,520)	(52,315)	(77,166)	(37,666)	(22,740)	(2,843)	(5,277)	(4,058)	(7,958)	(6,506)
(541)	(521)	(2,270)	(619)	(638)	(61)	(6)	(6)	(154)	(169)
N/A	N/A	(25,465)	(8,824)	(661)	(54)	(1,767)	(1,342)	(2,404)	(1,826)
(48,140)	(58,526)	(128,748)	(57,033)	(83,053)	(9,904)	(7,816)	(11,316)	(12,695)	(10,204)
(358,945)	(420,389)	21,971	(33,569)	(50,281)	128,700	(23,004)	(8,535)	(18,033)	(3,833)
(618,289)	(463,685)	(238,981)	6,031	(397,506)	411,229	(38,285)	(5,097)	(74,995)	23,793

1,566,318	2,030,003	347,201	341,170	1,205,242	794,013	44,429	49,526	142,548	118,755
$948,029	$1,566,318	$108,220	$347,201	$807,736	$1,205,242	$6,144	$44,429	$67,553	$142,548

Harbor Funds
Statements of Changes In Net Assets—Continued

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor International Fund		Harbor International Growth Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$14,131	$16,128	$98,461	$70,124	$1,312	$95
Net realized gain/(loss) on investments	(11,795)	22,501	(1,372)	256,241	(3,649)	72,470
Change in net unrealized appreciation/(depreciation) of investments	(32,844)	(949)	(1,118,338)	989,133	(308,631)	119,368
Net increase/(decrease) in assets resulting from operations	(30,508)	37,680	(1,021,249)	1,315,498	(310,968)	191,933
Distributions to Shareholders
Retirement Class	(3,765)	(4,718)	(18,874)	(11,372)	(11,011)	(1,144)
Institutional Class	(10,485)	(13,697)	(68,529)	(33,787)	(55,495)	(4,238)
Administrative Class	(22)	(36)	(269)	(98)	(36)	(4)
Investor Class	(946)	(1,046)	(6,320)	(2,615)	(992)	(98)
Total distributions to shareholders	(15,218)	(19,497)	(93,992)	(47,872)	(67,534)	(5,484)
Net Increase/(Decrease) Derived from Capital Share Transactions	(33,807)	(84,456)	(438,491)	(659,137)	(146,117)	(112,345)
Net increase/(decrease) in net assets	(79,533)	(66,273)	(1,553,732)	608,489	(524,619)	74,104
Net Assets
Beginning of period	361,395	427,668	4,570,567	3,962,078	870,810	796,706
End of period	$281,862	$361,395	$3,016,835	$4,570,567	$346,191	$870,810
The accompanying notes are an integral part of the Financial Statements.

Harbor International Small Cap Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Money Market Fund
November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021

$1,648	$776	$28,002	$19,101	$395	$150	$7,372	$7,410	$634	$29
2,143	5,696	88,519	80,096	54	1,346	29,401	13,180	—	—
(16,401)	8,388	(435,986)	573,558	(6,927)	8,160	(49,490)	143,579	—	—
(12,610)	14,860	(319,465)	672,755	(6,478)	9,656	(12,717)	164,169	634	29

(731)	(82)	(52,480)	(28,308)	(799)	(56)	(756)	(924)	—	N/A
(3,330)	(375)	(36,416)	(35,749)	(507)	(11)	(4,476)	(7,543)	(608)	(28)
(31)	(4)	(126)	(396)	—	N/A	(37)	(109)	(23)	(1)
(121)	(5)	(979)	(801)	(17)	—	(306)	(617)	—	N/A
(4,213)	(466)	(90,001)	(65,254)	(1,323)	(67)	(5,575)	(9,193)	(631)	(29)
80,999	15,061	(40,120)	378,465	35,025	41,191	(111,979)	(46,858)	(13,314)	(13,902)
64,176	29,455	(449,586)	985,966	27,224	50,780	(130,271)	108,118	(13,311)	(13,902)

61,427	31,972	2,557,312	1,571,346	61,794	11,014	447,512	339,394	84,868	98,770
$125,603	$61,427	$2,107,726	$2,557,312	$89,018	$61,794	$317,241	$447,512	$71,557	$84,868

Harbor Funds
Statements of Changes In Net Assets—Continued

(All amounts in thousands)

	Harbor Overseas Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$2,572	$922	$(1,568)	$(4,869)	$8,959	$5,180
Net realized gain/(loss) on investments	(6,072)	5,234	40,115	274,401	142,404	176,834
Change in net unrealized appreciation/(depreciation) of investments	(11,551)	5,841	(301,227)	59,863	(335,267)	573,211
Net increase/(decrease) in assets resulting from operations	(15,051)	11,997	(262,680)	329,395	(183,904)	755,225
Distributions to Shareholders
Retirement Class	(1,921)	(229)	(83,797)	(28,740)	(32,266)	(1,918)
Institutional Class	(3,283)	(209)	(148,196)	(51,890)	(107,712)	(7,391)
Administrative Class	—	N/A	(230)	(76)	(624)	(30)
Investor Class	(12)	—	(2,234)	(667)	(3,413)	(86)
Total distributions to shareholders	(5,216)	(438)	(234,457)	(81,373)	(144,015)	(9,425)
Net Increase/(Decrease) Derived from Capital Share Transactions	57,654	14,463	281,609	(108,039)	(229,263)	240,280
Net increase/(decrease) in net assets	37,387	26,022	(215,528)	139,983	(557,182)	986,080
Net Assets
Beginning of period	53,073	27,051	1,130,192	990,209	2,698,686	1,712,606
End of period	$90,460	$53,073	$914,664	$1,130,192	$2,141,504	$2,698,686
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$2,201,220	$2,389,246	$333	$490	$20,943	$9,051
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	1,592,630	1,112,207	5,077	3,426	817	1,320
Cost of shares reacquired	(2,000,911)	(4,135,764)	(687)	(486)	(11,313)	(1,889)
Cost of shares reacquired through in-kind redemptions	(104,908)	—	—	—	—	—
Net increase/(decrease) in net assets	$1,688,031	$(634,311)	$4,723	$3,430	$10,447	$8,482
Institutional Class
Net proceeds from sale of shares	$2,793,878	$3,786,458	$41,896	$50,213	$5,104	$42,246
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	4,073,379	3,040,583	19,729	11,378	1,708	3,636
Cost of shares reacquired	(6,101,128)	(5,949,255)	(49,025)	(29,335)	(73,304)	(22,322)
Cost of shares reacquired through in-kind redemptions	(2,160,346)	(3,942,327)	—	—	—	—
Net increase/(decrease) in net assets	$(1,394,217)	$(3,064,541)	$12,600	$32,256	$(66,492)	$23,560
Administrative Class
Net proceeds from sale of shares	$50,951	$123,033	$—	$—	N/A	N/A
Reinvested distributions	59,341	51,536	10	7	N/A	N/A
Cost of shares reacquired	(142,425)	(278,791)	—	—	N/A	N/A
Net increase/(decrease) in net assets	$(32,133)	$(104,222)	$10	$7	N/A	N/A
Investor Class
Net proceeds from sale of shares	$137,419	$286,891	$363	$1,043	N/A	N/A
Reinvested distributions	240,718	167,709	352	246	N/A	N/A
Cost of shares reacquired	(376,037)	(490,389)	(677)	(1,083)	N/A	N/A
Net increase/(decrease) in net assets	$2,100	$(35,789)	$38	$206	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Plus Fund		Harbor Disruptive Innovation Fund		Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Global Leaders Fund
November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021

$24,136	$36,135	$9,859	$32,043	$118,341	$329,434	$638	$766	$1,792	$7,280
—	—	—	—	—	—	—	—	—	—
4,079	5,645	23,286	9,728	58,029	6,749	766	5,910	2,059	1,611
(167,693)	(31,577)	(30,096)	(49,815)	(251,456)	(205,581)	(16,733)	(19,268)	(1,635)	(7,102)
—	—	—	—	—	—	—	—	—	—
$(139,478)	$10,203	$3,049	$(8,044)	$(75,086)	$130,602	$(15,329)	$(12,592)	$2,216	$1,789

$92,911	$175,893	$40,752	$135,900	$69,833	$163,955	$2,796	$9,815	$6,957	$21,906
—	—	—	—	—	—	—	—	—	—
41,739	49,348	55,436	29,565	19,287	2,530	5,251	4,057	7,698	6,354
(351,268)	(655,223)	(86,214)	(209,072)	(66,997)	(169,472)	(12,963)	(12,044)	(29,397)	(33,630)
—	—	—	—	—	—	—	—	—	—
$(216,618)	$(429,982)	$9,974	$(43,607)	$22,123	$(2,987)	$(4,916)	$1,828	$(14,742)	$(5,370)

$1,569	$2,386	$442	$1,798	$1,298	$1,538	$—	$3	$148	$220
538	521	2,269	612	638	61	6	6	154	169
(4,956)	(3,517)	(1,000)	(1,027)	(730)	(1,096)	(14)	(11)	(391)	(1,106)
$(2,849)	$(610)	$1,711	$1,383	$1,206	$503	$(8)	$(2)	$(89)	$(717)

N/A	N/A	$10,514	$48,858	$1,955	$1,135	$2,206	$3,633	$606	$3,452
N/A	N/A	23,829	8,628	661	54	1,767	1,342	2,383	1,826
N/A	N/A	(27,106)	(40,787)	(1,140)	(607)	(6,724)	(2,744)	(8,407)	(4,813)
N/A	N/A	$7,237	$16,699	$1,476	$582	$(2,751)	$2,231	$(5,418)	$465

Harbor Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor International Fund		Harbor International Growth Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$47,382	$27,854	$98,153	$104,298	$7,637	$11,119
Net proceeds from redemption fees	—	1	—	—	—	—
Reinvested distributions	3,733	4,627	18,178	11,027	9,892	1,057
Cost of shares reacquired	(43,528)	(68,001)	(347,322)	(391,374)	(27,149)	(63,195)
Cost of shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in net assets	$7,587	$(35,519)	$(230,991)	$(276,049)	$(9,620)	$(51,019)
Institutional Class
Net proceeds from sale of shares	$55,957	$47,263	$1,135,261	$316,507	$63,120	$131,088
Net proceeds from redemption fees	—	2	—	—	—	—
Reinvested distributions	10,154	13,426	63,912	31,191	39,092	3,097
Cost of shares reacquired	(106,564)	(105,770)	(1,368,732)	(673,210)	(237,968)	(168,482)
Cost of shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in net assets	$(40,453)	$(45,079)	$(169,559)	$(325,512)	$(135,756)	$(34,297)
Administrative Class
Net proceeds from sale of shares	$13	$307	$1,230	$1,576	$24	$425
Reinvested distributions	21	34	265	97	36	4
Cost of shares reacquired	(309)	(323)	(2,727)	(7,009)	(347)	(399)
Net increase/(decrease) in net assets	$(275)	$18	$(1,232)	$(5,336)	$(287)	$30
Investor Class
Net proceeds from sale of shares	$9,540	$11,136	$15,131	$27,319	$582	$3,075
Reinvested distributions	937	1,036	6,246	2,584	983	96
Cost of shares reacquired	(11,143)	(16,048)	(58,086)	(82,143)	(2,019)	(30,230)
Net increase/(decrease) in net assets	$(666)	$(3,876)	$(36,709)	$(52,240)	$(454)	$(27,059)
The accompanying notes are an integral part of the Financial Statements.

Harbor International Small Cap Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Money Market Fund
November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021

$26,387	$5,641	$348,261	$692,481	$45,026	$31,072	$6,964	$29,369	N/A	N/A
—	—	—	—	—	—	—	—	N/A	N/A
731	40	35,373	24,265	798	56	756	923	N/A	N/A
(3,508)	(4,199)	(291,879)	(174,378)	(12,252)	(5,150)	(18,313)	(21,119)	N/A	N/A
—	—	—	—	—	—	—	—	N/A	N/A
$23,610	$1,482	$91,755	$542,368	$33,572	$25,978	$(10,593)	$9,173	N/A	N/A

$64,841	$12,680	$178,362	$414,990	$9,725	$15,309	$57,830	$98,494	$38,664	$41,708
—	—	—	—	—	—	—	—	—	—
3,197	335	31,988	25,913	507	11	4,303	7,300	588	27
(10,241)	(807)	(342,873)	(594,474)	(8,807)	(389)	(160,855)	(152,183)	(51,527)	(54,859)
—	—	—	—	—	—	—	—	—	—
$57,797	$12,208	$(132,523)	$(153,571)	$1,425	$14,931	$(98,722)	$(46,389)	$(12,275)	$(13,124)

$36	$23	$95	$479	N/A	N/A	$652	$1,360	$2,431	$1,073
31	4	125	396	N/A	N/A	23	89	23	1
—	(26)	(315)	(10,449)	N/A	N/A	(1,080)	(4,527)	(3,493)	(1,852)
$67	$1	$(95)	$(9,574)	N/A	N/A	$(405)	$(3,078)	$(1,039)	$(778)

$570	$1,716	$7,760	$7,234	$242	$590	$5,569	$10,083	N/A	N/A
121	5	931	775	17	—	293	595	N/A	N/A
(1,166)	(351)	(7,948)	(8,767)	(231)	(308)	(8,121)	(17,242)	N/A	N/A
$(475)	$1,370	$743	$(758)	$28	$282	$(2,259)	$(6,564)	N/A	N/A

Harbor Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor Overseas Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$10,846	$488	$60,506	$65,042	$175,100	$267,607
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	1,921	229	81,741	28,102	21,850	1,313
Cost of shares reacquired	(4,158)	(123)	(51,731)	(130,204)	(123,005)	(109,819)
Cost of shares reacquired through in-kind redemptions	N/A	—	—	—	—	—
Net increase/(decrease) in net assets	$8,609	$594	$90,516	$(37,060)	$73,945	$159,101
Institutional Class
Net proceeds from sale of shares	$54,089	$14,611	$221,233	$133,378	$288,779	$682,727
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	3,014	209	140,465	49,341	99,186	6,427
Cost of shares reacquired	(10,449)	(1,000)	(173,419)	(253,829)	(671,440)	(597,683)
Cost of shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in net assets	$46,654	$13,820	$188,279	$(71,110)	$(283,475)	$91,471
Administrative Class
Net proceeds from sale of shares	N/A	N/A	$91	$139	$1,029	$3,183
Reinvested distributions	N/A	N/A	230	76	557	29
Cost of shares reacquired	N/A	N/A	(189)	(321)	(2,834)	(5,544)
Net increase/(decrease) in net assets	N/A	N/A	$132	$(106)	$(1,248)	$(2,332)
Investor Class
Net proceeds from sale of shares	$2,615	$67	$2,086	$2,733	$4,759	$11,816
Reinvested distributions	12	—	2,183	652	3,282	83
Cost of shares reacquired	(236)	(18)	(1,587)	(3,148)	(26,526)	(19,859)
Net increase/(decrease) in net assets	$2,391	$49	$2,682	$237	$(18,485)	$(7,960)
The accompanying notes are an integral part of the Financial Statements.

Harbor Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
SHARES
Retirement Class
Shares sold	24,726	21,785	30	36	2,385	835
Shares issued due to reinvestment of distributions	16,588	10,669	445	265	84	122
Shares reacquired	(24,703)	(37,566)	(56)	(36)	(1,132)	(173)
Shares reacquired through in-kind redemptions	(1,382)	—	—	—	—	—
Net increase/(decrease) in shares outstanding	15,229	(5,112)	419	265	1,337	784
Institutional Class
Shares sold	33,349	34,845	3,995	3,738	501	3,947
Shares issued due to reinvestment of distributions	42,475	29,172	1,729	881	171	337
Shares reacquired	(73,341)	(54,624)	(4,626)	(2,192)	(7,405)	(2,093)
Shares reacquired through in-kind redemptions	(30,336)	(35,668)	—	—	—	—
Net increase/(decrease) in shares outstanding	(27,853)	(26,275)	1,098	2,427	(6,733)	2,191
Administrative Class
Shares sold	633	1,186	—	—	N/A	N/A
Shares issued due to reinvestment of distributions	643	509	1	1	N/A	N/A
Shares reacquired	(1,779)	(2,615)	—	—	N/A	N/A
Net increase/(decrease) in shares outstanding	(503)	(920)	1	1	N/A	N/A
Investor Class
Shares sold	1,763	2,817	34	77	N/A	N/A
Shares issued due to reinvestment of distributions	2,705	1,706	31	19	N/A	N/A
Shares reacquired	(4,883)	(4,798)	(61)	(81)	N/A	N/A
Net increase/(decrease) in shares outstanding	(415)	(275)	4	15	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Plus Fund		Harbor Disruptive Innovation Fund		Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Global Leaders Fund
November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021

2,119	2,958	1,653	2,309	10,154	24,690	95	67	59	196
350	463	3,230	726	4,733	544	106	565	60	45
(15,525)	(2,600)	(5,607)	(3,539)	(20,840)	(15,525)	(1,615)	(1,605)	(58)	(181)
—	—	—	—	—	—	—	—	—	—
(13,056)	821	(724)	(504)	(5,953)	9,709	(1,414)	(973)	61	60

8,400	14,403	6,128	9,890	5,624	12,409	396	866	222	586
3,725	4,042	7,775	2,218	1,573	203	724	387	227	178
(31,555)	(53,673)	(12,431)	(15,082)	(5,799)	(12,674)	(1,989)	(1,038)	(963)	(908)
—	—	—	—	—	—	—	—	—	—
(19,430)	(35,228)	1,472	(2,974)	1,398	(62)	(869)	215	(514)	(144)

140	196	98	145	108	116	—	—	5	6
48	43	375	50	52	5	1	1	5	4
(471)	(288)	(213)	(80)	(65)	(83)	(3)	(1)	(14)	(30)
(283)	(49)	260	115	95	38	(2)	—	(4)	(20)

N/A	N/A	1,688	4,063	172	84	320	317	20	96
N/A	N/A	4,405	747	54	4	245	129	74	53
N/A	N/A	(5,652)	(3,437)	(99)	(45)	(1,080)	(249)	(285)	(133)
N/A	N/A	441	1,373	127	43	(515)	197	(191)	16

Harbor Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor International Fund		Harbor International Growth Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
SHARES
Retirement Class
Shares sold	5,353	2,797	2,586	2,222	474	482
Shares issued due to reinvestment of distributions	409	466	402	253	488	48
Shares reacquired	(4,819)	(6,821)	(8,148)	(8,345)	(1,584)	(2,803)
Shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	943	(3,558)	(5,160)	(5,870)	(622)	(2,273)
Institutional Class
Shares sold	5,906	4,738	28,770	6,787	3,777	5,719
Shares issued due to reinvestment of distributions	1,109	1,353	1,406	711	1,931	139
Shares reacquired	(11,281)	(10,634)	(34,392)	(14,570)	(14,928)	(7,135)
Shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(4,266)	(4,543)	(4,216)	(7,072)	(9,220)	(1,277)
Administrative Class
Shares sold	1	31	30	34	2	19
Shares issued due to reinvestment of distributions	2	3	6	2	2	—
Shares reacquired	(32)	(32)	(66)	(150)	(20)	(17)
Net increase/(decrease) in shares outstanding	(29)	2	(30)	(114)	(16)	2
Investor Class
Shares sold	1,051	1,113	370	590	35	142
Shares issued due to reinvestment of distributions	103	104	139	59	48	4
Shares reacquired	(1,221)	(1,605)	(1,378)	(1,792)	(128)	(1,296)
Net increase/(decrease) in shares outstanding	(67)	(388)	(869)	(1,143)	(45)	(1,150)
The accompanying notes are an integral part of the Financial Statements.

Harbor International Small Cap Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Money Market Fund
November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021

2,025	357	16,962	31,967	3,697	2,445	282	1,345	N/A	N/A
50	3	1,628	1,253	56	4	31	46	N/A	N/A
(256)	(262)	(13,983)	(8,155)	(921)	(379)	(740)	(918)	N/A	N/A
—	—	—	—	—	—	—	—	N/A	N/A
1,819	98	4,607	25,065	2,832	2,070	(427)	473	N/A	N/A

4,917	781	8,415	19,767	705	1,149	2,335	4,193	38,664	41,708
220	24	1,474	1,335	36	1	178	366	588	27
(747)	(51)	(16,559)	(27,387)	(678)	(28)	(6,634)	(6,827)	(51,527)	(54,859)
—	—	—	—	—	—	—	—	—	—
4,390	754	(6,670)	(6,285)	63	1,122	(4,121)	(2,268)	(12,275)	(13,124)

3	2	4	25	N/A	N/A	26	61	2,431	1,073
2	1	6	21	N/A	N/A	1	4	23	1
—	(2)	(14)	(549)	N/A	N/A	(43)	(204)	(3,493)	(1,852)
5	1	(4)	(503)	N/A	N/A	(16)	(139)	(1,039)	(778)

42	106	368	336	17	45	228	439	N/A	N/A
8	—	42	40	1	—	12	29	N/A	N/A
(80)	(21)	(376)	(409)	(17)	(22)	(341)	(776)	N/A	N/A
(30)	85	34	(33)	1	23	(101)	(308)	N/A	N/A

Harbor Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor Overseas Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund
	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
SHARES
Retirement Class
Shares sold	919	36	4,693	3,479	4,452	6,313
Shares issued due to reinvestment of distributions	157	19	5,657	1,558	548	33
Shares reacquired	(358)	(10)	(3,906)	(6,960)	(3,074)	(2,559)
Shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	718	45	6,444	(1,923)	1,926	3,787
Institutional Class
Shares sold	5,060	1,117	17,184	7,149	7,235	16,047
Shares issued due to reinvestment of distributions	246	18	9,796	2,749	2,486	163
Shares reacquired	(968)	(71)	(12,362)	(13,526)	(16,748)	(14,020)
Shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	4,338	1,064	14,618	(3,628)	(7,027)	2,190
Administrative Class
Shares sold	N/A	N/A	8	8	26	74
Shares issued due to reinvestment of distributions	N/A	N/A	19	5	14	1
Shares reacquired	N/A	N/A	(17)	(19)	(73)	(128)
Net increase/(decrease) in shares outstanding	N/A	N/A	10	(6)	(33)	(53)
Investor Class
Shares sold	249	5	201	175	122	287
Shares issued due to reinvestment of distributions	1	—	193	43	85	2
Shares reacquired	(22)	(2)	(149)	(203)	(666)	(486)
Net increase/(decrease) in shares outstanding	228	3	245	15	(459)	(197)
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$124.89	$99.19	$75.79	$73.98	$75.34
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.06)	(0.27)	(0.08)	0.13	0.23
Net realized and unrealized gain/(loss) on investments	(39.22)	38.73	30.27	8.54	6.50
Total from investment operations	(39.28)	38.46	30.19	8.67	6.73
Less Distributions
Dividends from net investment income	—	—	(0.12)	(0.21)	(0.17)
Distributions from net realized capital gains	(18.79)	(12.76)	(6.67)	(6.65)	(7.92)
Total distributions	(18.79)	(12.76)	(6.79)	(6.86)	(8.09)
Net asset value end of period	66.82	124.89	99.19	75.79	73.98
Net assets end of period (000s)	$7,108,919	$11,385,191	$9,549,061	$6,970,617	$5,393,675
Ratios and Supplemental Data (%)
Total return[b]	(36.03)%	41.33%	42.79%	13.73%	9.50%
Ratio of total expenses to average net assets^	0.64	0.63	0.64	0.63	0.62
Ratio of net expenses to average net assets[a]	0.58	0.57	0.58	0.58	0.57
Ratio of net investment income/(loss) to average net assets[a]	(0.07)	(0.25)	(0.09)	0.18	0.30
Portfolio turnover	34	48	51	40	40

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$120.94	$96.68	$74.15	$72.54	$74.08
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.33)	(0.61)	(0.34)	(0.09)	(0.01)
Net realized and unrealized gain/(loss) on investments	(37.74)	37.63	29.54	8.35	6.39
Total from investment operations	(38.07)	37.02	29.20	8.26	6.38
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(18.79)	(12.76)	(6.67)	(6.65)	(7.92)
Total distributions	(18.79)	(12.76)	(6.67)	(6.65)	(7.92)
Net asset value end of period	64.08	120.94	96.68	74.15	72.54
Net assets end of period (000s)	$187,390	$414,600	$420,324	$345,550	$448,241
Ratios and Supplemental Data (%)
Total return[b]	(36.23)%	40.86%	42.32%	13.35%	9.16%
Ratio of total expenses to average net assets^	0.97	0.96	0.97	0.96	0.95
Ratio of net expenses to average net assets[a]	0.91	0.90	0.91	0.91	0.90
Ratio of net investment income/(loss) to average net assets[a]	(0.41)	(0.57)	(0.41)	(0.13)	(0.01)
Portfolio turnover	34	48	51	40	40
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$124.78	$99.18	$75.78	$73.97	$75.32

(0.13)	(0.36)	(0.14)	0.08	0.18
(39.17)	38.72	30.26	8.53	6.50
(39.30)	38.36	30.12	8.61	6.68

—	—	(0.05)	(0.15)	(0.11)
(18.79)	(12.76)	(6.67)	(6.65)	(7.92)
(18.79)	(12.76)	(6.72)	(6.80)	(8.03)
66.69	124.78	99.18	75.78	73.97
$13,590,549	$28,902,862	$25,579,181	$21,311,587	$22,366,214

(36.08)%	41.22%	42.68%	13.63%	9.44%
0.72	0.71	0.72	0.71	0.70
0.66	0.65	0.66	0.66	0.65
(0.16)	(0.33)	(0.16)	0.11	0.23
34	48	51	40	40

Investor Class
2022	2021	2020	2019	2018
$117.30	$94.19	$72.48	$71.15	$72.88

(0.40)	(0.72)	(0.43)	(0.17)	(0.10)
(36.43)	36.59	28.81	8.15	6.29
(36.83)	35.87	28.38	7.98	6.19

—	—	—	—	—
(18.79)	(12.76)	(6.67)	(6.65)	(7.92)
(18.79)	(12.76)	(6.67)	(6.65)	(7.92)
61.68	117.30	94.19	72.48	71.15
$797,250	$1,564,732	$1,282,355	$1,083,896	$1,327,790

(36.31)%	40.71%	42.15%	13.21%	9.03%
1.08	1.08	1.09	1.08	1.07
1.02	1.01	1.03	1.03	1.02
(0.52)	(0.69)	(0.53)	(0.25)	(0.13)
34	48	51	40	40

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$13.69	$12.49	$10.82	$10.47	$11.27
Income from Investment Operations
Net investment income/(loss)[a,e]	0.04	0.02	0.07	0.10	0.10
Net realized and unrealized gain/(loss) on investments	(2.22)	2.43	2.02	0.92	0.19
Total from investment operations	(2.18)	2.45	2.09	1.02	0.29
Less Distributions
Dividends from net investment income	(0.08)	(0.09)	(0.09)	(0.18)	(0.09)
Distributions from net realized capital gains	(1.61)	(1.16)	(0.33)	(0.49)	(1.00)
Total distributions	(1.69)	(1.25)	(0.42)	(0.67)	(1.09)
Proceeds from redemption fees	—	—*	—*	—*	—*
Net asset value end of period	9.82	13.69	12.49	10.82	10.47
Net assets end of period (000s)	$33,711	$41,250	$34,307	$24,697	$25,412
Ratios and Supplemental Data (%)
Total return[b]	(17.59)%	20.23%	19.93%	10.48%	2.80%
Ratio of total expenses to average net assets^	0.74	0.73	0.74	0.74	0.74
Ratio of net expenses to average net assets[a]	0.68	0.67	0.69	0.69	0.69
Ratio of net investment income/(loss) to average net assets[a]	0.35	0.15	0.60	0.98	0.95
Portfolio turnover	66	50	101	74	94

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$13.63	$12.46	$10.80	$10.44	$11.26
Income from Investment Operations
Net investment income/(loss)[a,e]	—*	(0.02)	0.03	0.07	0.07
Net realized and unrealized gain/(loss) on investments	(2.20)	2.42	2.01	0.91	0.17
Total from investment operations	(2.20)	2.40	2.04	0.98	0.24
Less Distributions
Dividends from net investment income	(0.04)	(0.07)	(0.05)	(0.13)	(0.06)
Distributions from net realized capital gains	(1.61)	(1.16)	(0.33)	(0.49)	(1.00)
Total distributions	(1.65)	(1.23)	(0.38)	(0.62)	(1.06)
Proceeds from redemption fees	—	—*	—*	—*	—*
Net asset value end of period	9.78	13.63	12.46	10.80	10.44
Net assets end of period (000s)	$70	$85	$70	$59	$53
Ratios and Supplemental Data (%)
Total return[b]	(17.84)%	19.87%	19.48%	10.11%	2.27%
Ratio of total expenses to average net assets^	1.07	1.06	1.07	1.07	1.07
Ratio of net expenses to average net assets[a]	1.01	1.00	1.02	1.02	1.01
Ratio of net investment income/(loss) to average net assets[a]	0.02	(0.18)	0.29	0.64	0.63
Portfolio turnover	66	50	101	74	94
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$13.68	$12.48	$10.83	$10.48	$11.27

0.03	0.01	0.06	0.09	0.09
(2.21)	2.43	2.00	0.92	0.20
(2.18)	2.44	2.06	1.01	0.29

(0.07)	(0.08)	(0.08)	(0.17)	(0.08)
(1.61)	(1.16)	(0.33)	(0.49)	(1.00)
(1.68)	(1.24)	(0.41)	(0.66)	(1.08)
—	—*	—*	—*	—*
9.82	13.68	12.48	10.83	10.48
$126,865	$161,772	$117,269	$114,130	$93,424

(17.62)%	20.18%	19.63%	10.39%	2.82%
0.82	0.81	0.82	0.82	0.82
0.76	0.75	0.77	0.77	0.76
0.27	0.06	0.55	0.89	0.88
66	50	101	74	94

Investor Class
2022	2021	2020	2019	2018
$13.62	$12.46	$10.80	$10.45	$11.25

(0.01)	(0.04)	0.02	0.05	0.05
(2.20)	2.43	2.00	0.92	0.19
(2.21)	2.39	2.02	0.97	0.24

(0.03)	(0.07)	(0.03)	(0.13)	(0.04)
(1.61)	(1.16)	(0.33)	(0.49)	(1.00)
(1.64)	(1.23)	(0.36)	(0.62)	(1.04)
—	—*	—*	—*	—*
9.77	13.62	12.46	10.80	10.45
$2,076	$2,853	$2,420	$2,066	$1,861

(17.92)%	19.76%	19.33%	9.99%	2.35%
1.18	1.17	1.19	1.19	1.19
1.12	1.11	1.14	1.14	1.13
(0.10)	(0.29)	0.17	0.52	0.51
66	50	101	74	94

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE BOND FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018[h]
Net asset value beginning of period	$10.61	$11.06	$10.64	$9.84	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.22	0.19	0.26	0.31	0.12
Net realized and unrealized gain/(loss) on investments	(1.90)	(0.19)	0.50	0.79	(0.19)
Total from investment operations	(1.68)	—	0.76	1.10	(0.07)
Less Distributions
Dividends from net investment income	(0.29)	(0.23)	(0.27)	(0.30)	(0.09)
Distributions from net realized capital gains	—	(0.22)	(0.07)	—	—
Total distributions	(0.29)	(0.45)	(0.34)	(0.30)	(0.09)
Net asset value end of period	8.64	10.61	11.06	10.64	9.84
Net assets end of period (000s)	$41,312	$36,557	$29,428	$5,298	$3,061
Ratios and Supplemental Data (%)
Total return[b]	(16.14)%	(0.01)%	7.36%	11.34%	(0.73)%[c]
Ratio of total expenses to average net assets^	0.37	0.43	0.43	0.45	0.77[d]
Ratio of net expenses to average net assets[a]	0.27	0.37	0.37	0.37	0.37[d]
Ratio of net investment income/(loss) to average net assets[a]	2.28	1.77	2.35	2.98	2.98[d]
Portfolio turnover	60	47	70	61	97[c]
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018[h]
$10.61	$11.06	$10.64	$9.84	$10.00

0.20	0.18	0.26	0.30	0.12
(1.89)	(0.19)	0.50	0.79	(0.19)
(1.69)	(0.01)	0.76	1.09	(0.07)

(0.28)	(0.22)	(0.27)	(0.29)	(0.09)
—	(0.22)	(0.07)	—	—
(0.28)	(0.44)	(0.34)	(0.29)	(0.09)
8.64	10.61	11.06	10.64	9.84
$28,065	$105,931	$86,173	$79,458	$52,249

(16.21)%	(0.09)%	7.28%	11.26%	(0.75)%[c]
0.45	0.51	0.51	0.53	0.85[d]
0.36	0.45	0.45	0.45	0.45[d]
2.03	1.70	2.35	2.89	2.86[d]
60	47	70	61	97[c]

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE PLUS FUND
	Retirement Class
Year Ended October 31,	2022[m]	2021	2020	2019	2018[h]
Net asset value beginning of period	$12.06	$12.35	$11.90	$11.09	$11.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.32	0.32	0.31	0.38	0.16
Net realized and unrealized gain/(loss) on investments	(2.18)	(0.21)	0.49	0.80	(0.16)
Total from investment operations	(1.86)	0.11	0.80	1.18	—*
Less Distributions
Dividends from net investment income	(0.40)	(0.27)	(0.35)	(0.37)	(0.19)
Distributions from net realized capital gains	(0.02)	(0.13)	—	—	—
Total distributions	(0.42)	(0.40)	(0.35)	(0.37)	(0.19)
Net asset value end of period	9.78	12.06	12.35	11.90	11.09
Net assets end of period (000s)	$12,389	$172,699	$166,740	$12,802	$6,921
Ratios and Supplemental Data (%)
Total return[b]	(15.78)%	0.88%	6.82%	10.84%	0.01%[c]
Ratio of total expenses to average net assets^	0.42	0.53	0.58	1.06	1.16[d]
Ratio of net expenses to average net assets[a]	0.36	0.43	0.48	0.96	1.06[d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.36	0.43	0.43	0.43	0.43[d]
Ratio of net investment income/(loss) to average net assets[a]	2.83	2.63	2.56	3.30	3.44[d]
Portfolio turnover	219	370	558	644	674[c]

	Administrative Class
Year Ended October 31,	2022[m]	2021	2020	2019	2018
Net asset value beginning of period	$12.08	$12.37	$11.92	$11.11	$11.69
Income from Investment Operations
Net investment income/(loss)[a,e]	0.29	0.28	0.28	0.35	0.31
Net realized and unrealized gain/(loss) on investments	(2.21)	(0.21)	0.48	0.79	(0.53)
Total from investment operations	(1.92)	0.07	0.76	1.14	(0.22)
Less Distributions
Dividends from net investment income	(0.36)	(0.23)	(0.31)	(0.33)	(0.36)
Distributions from net realized capital gains	(0.02)	(0.13)	—	—	—
Total distributions	(0.38)	(0.36)	(0.31)	(0.33)	(0.36)
Net asset value end of period	9.78	12.08	12.37	11.92	11.11
Net assets end of period (000s)	$11,223	$17,270	$18,302	$19,498	$31,111
Ratios and Supplemental Data (%)
Total return[b]	(16.20)%	0.54%	6.44%	10.44%	(1.88)%
Ratio of total expenses to average net assets^	0.71	0.86	0.97	1.39	1.16
Ratio of net expenses to average net assets[a]	0.67	0.76	0.87	1.29	1.06
Ratio of net expenses excluding interest expense to average net assets[a]	0.67	0.76	0.76	0.76	0.76
Ratio of net investment income/(loss) to average net assets[a]	2.64	2.29	2.32	3.01	2.69
Portfolio turnover	219	370	558	644	674
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022[m]	2021	2020	2019	2018
$12.07	$12.36	$11.91	$11.10	$11.68

0.32	0.31	0.31	0.37	0.33
(2.21)	(0.21)	0.48	0.80	(0.52)
(1.89)	0.10	0.79	1.17	(0.19)

(0.39)	(0.26)	(0.34)	(0.36)	(0.39)
(0.02)	(0.13)	—	—	—
(0.41)	(0.39)	(0.34)	(0.36)	(0.39)
9.77	12.07	12.36	11.91	11.10
$924,416	$1,376,349	$1,844,961	$1,958,600	$1,899,680

(15.99)%	0.79%	6.72%	10.74%	(1.63)%
0.46	0.61	0.73	1.14	0.90
0.42	0.51	0.62	1.04	0.80
0.42	0.51	0.51	0.51	0.51
2.88	2.52	2.58	3.23	2.93
219	370	558	644	674

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DISRUPTIVE INNOVATION FUND
	Retirement Class
Year Ended October 31,	2022	2021[g]	2020	2019	2018
Net asset value beginning of period	$14.40	$12.93	$10.91	$10.88	$11.25
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.01)	(0.08)	(0.06)	(0.04)	(0.03)
Net realized and unrealized gain/(loss) on investments	(4.60)	3.48	4.25	1.85	0.88
Total from investment operations	(4.61)	3.40	4.19	1.81	0.85
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(5.42)	(1.93)	(2.17)	(1.78)	(1.22)
Total distributions	(5.42)	(1.93)	(2.17)	(1.78)	(1.22)
Net asset value end of period	4.37	14.40	12.93	10.91	10.88
Net assets end of period (000s)	$16,353	$64,310	$64,242	$31,265	$144,137
Ratios and Supplemental Data (%)
Total return[b]	(46.85)%	27.41%	46.03%	21.38%	8.02%
Ratio of total expenses to average net assets^	0.83	0.85	0.83	0.82	0.80
Ratio of net expenses to average net assets[a]	0.52	0.74	0.79	0.81	0.80
Ratio of net investment income/(loss) to average net assets[a]	(0.15)	(0.56)	(0.53)	(0.37)	(0.28)
Portfolio turnover	75	182	113	70	85

	Administrative Class
Year Ended October 31,	2022	2021[g]	2020	2019	2018
Net asset value beginning of period	$13.08	$11.93	$10.26	$10.37	$10.81
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.03)	(0.11)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain/(loss) on investments	(3.97)	3.19	3.92	1.73	0.84
Total from investment operations	(4.00)	3.08	3.84	1.67	0.78
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(5.42)	(1.93)	(2.17)	(1.78)	(1.22)
Total distributions	(5.42)	(1.93)	(2.17)	(1.78)	(1.22)
Net asset value end of period	3.66	13.08	11.93	10.26	10.37
Net assets end of period (000s)	$2,492	$5,518	$3,666	$2,687	$26,936
Ratios and Supplemental Data (%)
Total return[b]	(46.96)%	26.98%	45.42%	21.04%	7.68%
Ratio of total expenses to average net assets^	1.16	1.17	1.16	1.15	1.13
Ratio of net expenses to average net assets[a]	0.86	1.06	1.12	1.14	1.12
Ratio of net investment income/(loss) to average net assets[a]	(0.48)	(0.88)	(0.84)	(0.66)	(0.55)
Portfolio turnover	75	182	113	70	85
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021[g]	2020	2019	2018
$14.31	$12.87	$10.88	$10.86	$11.24

(0.01)	(0.09)	(0.06)	(0.05)	(0.04)
(4.56)	3.46	4.22	1.85	0.88
(4.57)	3.37	4.16	1.80	0.84

—	—	—	—	—
(5.42)	(1.93)	(2.17)	(1.78)	(1.22)
(5.42)	(1.93)	(2.17)	(1.78)	(1.22)
4.32	14.31	12.87	10.88	10.86
$72,988	$220,842	$236,863	$198,544	$158,680

(46.87)%	27.29%	45.84%	21.32%	7.94%
0.91	0.93	0.91	0.90	0.88
0.61	0.82	0.87	0.89	0.87
(0.24)	(0.64)	(0.58)	(0.48)	(0.36)
75	182	113	70	85

Investor Class
2022	2021[g]	2020	2019	2018
$12.36	$11.37	$9.88	$10.07	$10.54

(0.03)	(0.12)	(0.09)	(0.08)	(0.08)
(3.64)	3.04	3.75	1.67	0.83
(3.67)	2.92	3.66	1.59	0.75

—	—	—	—	—
(5.42)	(1.93)	(2.17)	(1.78)	(1.22)
(5.42)	(1.93)	(2.17)	(1.78)	(1.22)
3.27	12.36	11.37	9.88	10.07
$16,387	$56,531	$36,399	$20,891	$16,929

(47.05)%	26.88%	45.32%	20.83%	7.57%
1.27	1.29	1.28	1.27	1.25
0.96	1.17	1.24	1.26	1.24
(0.59)	(0.99)	(0.96)	(0.85)	(0.72)
75	182	113	70	85

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$13.83	$10.25	$11.17	$10.41	$11.79
Income from Investment Operations
Net investment income/(loss)[a,e]	0.23	0.21	0.14	0.26	0.21
Net realized and unrealized gain/(loss) on investments	(3.36)	3.50	(0.81)	0.92	(1.19)
Total from investment operations	(3.13)	3.71	(0.67)	1.18	(0.98)
Less Distributions
Dividends from net investment income	(0.23)	(0.13)	(0.25)	(0.13)	(0.12)
Distributions from net realized capital gains	(0.72)	—	—	(0.29)	(0.28)
Total distributions	(0.95)	(0.13)	(0.25)	(0.42)	(0.40)
Net asset value end of period	9.75	13.83	10.25	11.17	10.41
Net assets end of period (000s)	$543,857	$853,454	$533,318	$499,288	$420,056
Ratios and Supplemental Data (%)
Total return[b]	(24.03)%	36.32%	(6.25)%	11.99%	(8.55)%
Ratio of total expenses to average net assets^	0.84	0.84	0.85	0.87	0.90
Ratio of net expenses to average net assets[a]	0.72	0.71	0.70	0.68	0.74
Ratio of net investment income/(loss) to average net assets[a]	1.98	1.54	1.32	2.42	1.87
Portfolio turnover	24	51	25	22	42

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$13.77	$10.22	$11.14	$10.39	$11.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.20	0.16	0.10	0.22	0.22
Net realized and unrealized gain/(loss) on investments	(3.35)	3.48	(0.80)	0.92	(1.22)
Total from investment operations	(3.15)	3.64	(0.70)	1.14	(1.00)
Less Distributions
Dividends from net investment income	(0.19)	(0.09)	(0.22)	(0.10)	(0.09)
Distributions from net realized capital gains	(0.72)	—	—	(0.29)	(0.28)
Total distributions	(0.91)	(0.09)	(0.22)	(0.39)	(0.37)
Net asset value end of period	9.71	13.77	10.22	11.14	10.39
Net assets end of period (000s)	$7,419	$9,213	$6,446	$6,800	$5,734
Ratios and Supplemental Data (%)
Total return[b]	(24.24)%	35.76%	(6.54)%	11.58%	(8.76)%
Ratio of total expenses to average net assets^	1.17	1.17	1.18	1.20	1.23
Ratio of net expenses to average net assets[a]	1.05	1.04	1.03	1.01	1.06
Ratio of net investment income/(loss) to average net assets[a]	1.73	1.17	0.99	2.06	1.96
Portfolio turnover	24	51	25	22	42
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$13.82	$10.25	$11.17	$10.41	$11.79

0.23	0.19	0.13	0.25	0.20
(3.36)	3.50	(0.81)	0.92	(1.18)
(3.13)	3.69	(0.68)	1.17	(0.98)

(0.22)	(0.12)	(0.24)	(0.12)	(0.12)
(0.72)	—	—	(0.29)	(0.28)
(0.94)	(0.12)	(0.24)	(0.41)	(0.40)
9.75	13.82	10.25	11.17	10.41
$248,130	$332,503	$247,212	$257,860	$238,470

(24.04)%	36.12%	(6.33)%	11.90%	(8.62)%
0.92	0.92	0.93	0.95	0.98
0.80	0.79	0.78	0.76	0.82
1.99	1.43	1.25	2.34	1.72
24	51	25	22	42

Investor Class
2022	2021	2020	2019	2018
$13.70	$10.17	$11.08	$10.33	$11.71

0.18	0.14	0.09	0.21	0.15
(3.33)	3.47	(0.80)	0.91	(1.17)
(3.15)	3.61	(0.71)	1.12	(1.02)

(0.17)	(0.08)	(0.20)	(0.08)	(0.08)
(0.72)	—	—	(0.29)	(0.28)
(0.89)	(0.08)	(0.20)	(0.37)	(0.36)
9.66	13.70	10.17	11.08	10.33
$8,330	$10,072	$7,037	$9,122	$5,456

(24.32)%	35.56%	(6.58)%	11.43%	(8.93)%
1.28	1.29	1.30	1.32	1.35
1.16	1.15	1.15	1.13	1.19
1.60	1.07	0.86	1.99	1.34
24	51	25	22	42

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020[l]	2019	2018
Net asset value beginning of period	$11.15	$10.89	$11.01	$9.57	$10.83
Income from Investment Operations
Net investment income/(loss)[a,e]	0.09	0.14	0.07	0.21	0.12
Net realized and unrealized gain/(loss) on investments	(2.76)	3.52	(0.02)	1.32	(1.27)
Total from investment operations	(2.67)	3.66	0.05	1.53	(1.15)
Less Distributions
Dividends from net investment income	(0.09)	(0.13)	(0.17)	(0.09)	(0.11)
Distributions from net realized capital gains	(3.22)	(3.27)	—	—	—
Total distributions	(3.31)	(3.40)	(0.17)	(0.09)	(0.11)
Net asset value end of period	5.17	11.15	10.89	11.01	9.57
Net assets end of period (000s)	$1,391	$18,760	$28,935	$49,052	$12,146
Ratios and Supplemental Data (%)
Total return[b]	(32.39)%	35.64%	0.36%	16.21%	(10.71)%
Ratio of total expenses to average net assets^	1.72	1.47	1.25	1.22	1.26
Ratio of net expenses to average net assets[a]	0.88	0.88	0.93	1.02	1.07
Ratio of net investment income/(loss) to average net assets[a]	1.07	1.24	0.63	2.05	1.16
Portfolio turnover	28	103	122	53	56

	Investor Class
Year Ended October 31,	2022	2021	2020[l]	2019	2018
Net asset value beginning of period	$11.09	$10.85	$10.96	$9.53	$10.78
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.10	0.01	0.09	0.09
Net realized and unrealized gain/(loss) on investments	(2.75)*	3.49	—*	1.39	(1.27)
Total from investment operations	(2.68)	3.59	0.01	1.48	(1.18)
Less Distributions
Dividends from net investment income	(0.05)	(0.08)	(0.12)	(0.05)	(0.07)
Distributions from net realized capital gains	(3.22)	(3.27)	—	—	—
Total distributions	(3.27)	(3.35)	(0.12)	(0.05)	(0.07)
Net asset value end of period	5.14	11.09	10.85	10.96	9.53
Net assets end of period (000s)	$4,671	$6,839	$4,561	$519	$614
Ratios and Supplemental Data (%)
Total return[b]	(32.69)%	34.94%	—%	15.56%	(11.03)%
Ratio of total expenses to average net assets^	2.16	1.91	1.69	1.67	1.71
Ratio of net expenses to average net assets[a]	1.32	1.32	1.37	1.49	1.52
Ratio of net investment income/(loss) to average net assets[a]	1.06	0.85	0.14	0.87	0.82
Portfolio turnover	28	103	122	53	56
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020[l]	2019	2018
$11.16	$10.89	$11.01	$9.57	$10.83

0.09	0.14	0.08	0.12	0.14
(2.77)	3.49	(0.04)	1.41	(1.30)
(2.68)	3.63	0.04	1.53	(1.16)

(0.08)	(0.09)	(0.16)	(0.09)	(0.10)
(3.22)	(3.27)	—	—	—
(3.30)	(3.36)	(0.16)	(0.09)	(0.10)
5.18	11.16	10.89	11.01	9.57
$4,231	$18,810	$16,009	$49,891	$58,271

(32.42)%	35.37%	0.28%	16.13%	(10.77)%
1.80	1.55	1.33	1.30	1.34
0.96	0.96	1.01	1.12	1.15
1.31	1.23	0.74	1.13	1.28
28	103	122	53	56

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$41.81	$33.89	$30.81	$25.52	$25.33
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.04)	(0.09)	0.02	0.13	0.02
Net realized and unrealized gain/(loss) on investments	(13.64)	10.84	4.89	5.76	2.40
Total from investment operations	(13.68)	10.75	4.91	5.89	2.42
Less Distributions
Dividends from net investment income	—	—	(0.09)	—	(0.03)
Distributions from net realized capital gains	(3.70)	(2.83)	(1.74)	(0.60)	(2.20)
Total distributions	(3.70)	(2.83)	(1.83)	(0.60)	(2.23)
Net asset value end of period	24.43	41.81	33.89	30.81	25.52
Net assets end of period (000s)	$15,702	$24,324	$17,703	$12,245	$6,846
Ratios and Supplemental Data (%)
Total return[b]	(35.22)%	33.12%	16.56%	23.72%	10.01%
Ratio of total expenses to average net assets^	0.92	0.87	0.90	0.92	0.96
Ratio of net expenses to average net assets[a]	0.78	0.78	0.78	0.80	0.82
Ratio of net investment income/(loss) to average net assets[a]	(0.14)	(0.24)	0.07	0.46	0.09
Portfolio turnover	29	27	55	47	20

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$40.63	$33.10	$30.15	$25.06	$24.97
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.14)	(0.22)	(0.08)	0.06	(0.05)
Net realized and unrealized gain/(loss) on investments	(13.21)	10.58	4.77	5.63	2.34
Total from investment operations	(13.35)	10.36	4.69	5.69	2.29
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(3.70)	(2.83)	(1.74)	(0.60)	(2.20)
Total distributions	(3.70)	(2.83)	(1.74)	(0.60)	(2.20)
Net asset value end of period	23.58	40.63	33.10	30.15	25.06
Net assets end of period (000s)	$914	$1,757	$2,067	$3,050	$1,111
Ratios and Supplemental Data (%)
Total return[b]	(35.45)%	32.71%	16.13%	23.35%	9.61%
Ratio of total expenses to average net assets^	1.25	1.20	1.23	1.25	1.29
Ratio of net expenses to average net assets[a]	1.11	1.11	1.11	1.13	1.15
Ratio of net investment income/(loss) to average net assets[a]	(0.48)	(0.58)	(0.25)	0.22	(0.21)
Portfolio turnover	29	27	55	47	20
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$41.67	$33.80	$30.75	$25.49	$25.31

(0.08)	(0.13)	—*	0.11	0.01
(13.57)	10.83	4.86	5.75	2.38
(13.65)	10.70	4.86	5.86	2.39

—	—	(0.07)	—	(0.01)
(3.70)	(2.83)	(1.74)	(0.60)	(2.20)
(3.70)	(2.83)	(1.81)	(0.60)	(2.21)
24.32	41.67	33.80	30.75	25.49
$40,193	$90,307	$78,120	$72,429	$33,574

(35.27)%	33.02%	16.46%	23.63%	9.90%
1.00	0.95	0.98	1.00	1.04
0.86	0.86	0.86	0.88	0.90
(0.25)	(0.33)	0.01	0.37	0.03
29	27	55	47	20

Investor Class
2022	2021	2020	2019	2018
$39.90	$32.59	$29.74	$24.76	$24.72

(0.18)	(0.25)	(0.11)	(0.01)	(0.09)
(12.93)	10.39	4.70	5.59	2.33
(13.11)	10.14	4.59	5.58	2.24

—	—	—	—	—
(3.70)	(2.83)	(1.74)	(0.60)	(2.20)
(3.70)	(2.83)	(1.74)	(0.60)	(2.20)
23.09	39.90	32.59	29.74	24.76
$10,744	$26,160	$20,865	$18,748	$12,416

(35.50)%	32.53%	16.01%	23.18%	9.50%
1.36	1.31	1.35	1.37	1.41
1.22	1.22	1.23	1.25	1.27
(0.61)	(0.69)	(0.35)	(0.03)	(0.35)
29	27	55	47	20

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$9.95	$9.55	$9.88	$9.69	$10.22
Income from Investment Operations
Net investment income/(loss)[a,e]	0.43	0.42	0.47	0.54	0.54
Net realized and unrealized gain/(loss) on investments	(1.34)	0.49	(0.28)	0.22	(0.49)
Total from investment operations	(0.91)	0.91	0.19	0.76	0.05
Less Distributions
Dividends from net investment income	(0.47)	(0.51)	(0.52)	(0.57)	(0.58)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.47)	(0.51)	(0.52)	(0.57)	(0.58)
Proceeds from redemption fees	—	—*	—*	—*	—*
Net asset value end of period	8.57	9.95	9.55	9.88	9.69
Net assets end of period (000s)	$80,052	$83,594	$114,145	$73,676	$303,627
Ratios and Supplemental Data (%)
Total return[b]	(9.37)%	9.64%	2.18%	8.13%	0.54%
Ratio of total expenses to average net assets^	0.68	0.66	0.66	0.65	0.61
Ratio of net expenses to average net assets[a]	0.59	0.56	0.56	0.56	0.53
Ratio of net investment income/(loss) to average net assets[a]	4.66	4.21	4.88	5.53	5.50
Portfolio turnover	91	126	128	80	53

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$10.00	$9.59	$9.92	$9.71	$10.25
Income from Investment Operations
Net investment income/(loss)[a,e]	0.41	0.39	0.44	0.50	0.52
Net realized and unrealized gain/(loss) on investments	(1.37)	0.50	(0.28)	0.25	(0.51)
Total from investment operations	(0.96)	0.89	0.16	0.75	0.01
Less Distributions
Dividends from net investment income	(0.43)	(0.48)	(0.49)	(0.54)	(0.55)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.43)	(0.48)	(0.49)	(0.54)	(0.55)
Proceeds from redemption fees	—	—*	—*	—*	—*
Net asset value end of period	8.61	10.00	9.59	9.92	9.71
Net assets end of period (000s)	$368	$715	$668	$686	$1,374
Ratios and Supplemental Data (%)
Total return[b]	(9.73)%	9.35%	1.82%	7.91%	0.10%
Ratio of total expenses to average net assets^	1.01	0.99	0.99	0.98	0.94
Ratio of net expenses to average net assets[a]	0.92	0.89	0.90	0.89	0.86
Ratio of net investment income/(loss) to average net assets[a]	4.34	3.85	4.60	5.13	5.18
Portfolio turnover	91	126	128	80	53
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$9.95	$9.55	$9.88	$9.68	$10.21

0.43	0.41	0.46	0.52	0.54
(1.35)	0.49	(0.28)	0.25	(0.51)
(0.92)	0.90	0.18	0.77	0.03

(0.46)	(0.50)	(0.51)	(0.57)	(0.57)
—	—	—	—	—
(0.46)	(0.50)	(0.51)	(0.57)	(0.57)
—	—*	—*	—*	0.01
8.57	9.95	9.55	9.88	9.68
$182,350	$254,241	$287,242	$398,320	$470,204

(9.44)%	9.55%	2.09%	8.16%	0.45%
0.76	0.74	0.74	0.73	0.69
0.67	0.64	0.65	0.64	0.62
4.62	4.12	4.86	5.35	5.40
91	126	128	80	53

Investor Class
2022	2021	2020	2019	2018
$9.99	$9.57	$9.91	$9.71	$10.24

0.39	0.38	0.43	0.49	0.50
(1.36)	0.50	(0.29)	0.24	(0.49)
(0.97)	0.88	0.14	0.73	0.01

(0.42)	(0.46)	(0.48)	(0.53)	(0.54)
—	—	—	—	—
(0.42)	(0.46)	(0.48)	(0.53)	(0.54)
—	—*	—*	—*	—*
8.60	9.99	9.57	9.91	9.71
$19,092	$22,845	$25,613	$18,993	$31,549

(9.83)%	9.31%	1.59%	7.72%	0.08%
1.12	1.11	1.11	1.10	1.06
1.03	1.01	1.01	1.01	0.98
4.26	3.75	4.44	5.00	5.05
91	126	128	80	53

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018[j]
Net asset value beginning of period	$48.47	$36.52	$39.00	$58.31	$69.91
Income from Investment Operations
Net investment income/(loss)[a,e]	1.09	0.72	0.91	0.91	1.21
Net realized and unrealized gain/(loss) on investments	(12.60)	11.73	(2.10)	1.62	(8.51)
Total from investment operations	(11.51)	12.45	(1.19)	2.53	(7.30)
Less Distributions
Dividends from net investment income	(1.05)	(0.50)	(1.29)	(0.97)	(1.30)
Distributions from net realized capital gains	—	—	—	(20.87)	(3.00)
Total distributions	(1.05)	(0.50)	(1.29)	(21.84)	(4.30)
Net asset value end of period	35.91	48.47	36.52	39.00	58.31
Net assets end of period (000s)	$461,129	$872,647	$871,743	$1,299,776	$2,703,360
Ratios and Supplemental Data (%)
Total return[b]	(24.19)%	34.23%	(3.35)%	10.29%	(11.24)%
Ratio of total expenses to average net assets^	0.81	0.80	1.61[n]	0.80	0.74
Ratio of net expenses to average net assets[a]	0.69	0.69	0.69[n]	0.67	0.64
Ratio of net investment income/(loss) to average net assets[a]	2.57	1.55	2.52[n]	2.33	1.80
Portfolio turnover	14	21	12	12	64

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018[j]
Net asset value beginning of period	$48.95	$36.78	$39.26	$58.08	$69.57
Income from Investment Operations
Net investment income/(loss)[a,e]	1.02	0.57	0.47	0.76	0.88
Net realized and unrealized gain/(loss) on investments	(12.80)	11.84	(1.81)	1.70	(8.37)
Total from investment operations	(11.78)	12.41	(1.34)	2.46	(7.49)
Less Distributions
Dividends from net investment income	(0.87)	(0.24)	(1.14)	(0.41)	(1.00)
Distributions from net realized capital gains	—	—	—	(20.87)	(3.00)
Total distributions	(0.87)	(0.24)	(1.14)	(21.28)	(4.00)
Net asset value end of period	36.29	48.95	36.78	39.26	58.08
Net assets end of period (000s)	$10,375	$15,464	$15,825	$70,981	$90,009
Ratios and Supplemental Data (%)
Total return[b]	(24.46)%	33.80%	(3.67)%	9.94%	(11.53)%
Ratio of total expenses to average net assets^	1.14	1.14	1.65[n]	1.13	1.07
Ratio of net expenses to average net assets[a]	1.02	1.02	1.02[n]	1.00	0.97
Ratio of net investment income/(loss) to average net assets[a]	2.40	1.22	1.61[n]	1.94	1.30
Portfolio turnover	14	21	12	12	64
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018[j]
$48.64	$36.64	$39.12	$58.31	$69.90

1.12	0.70	0.92	0.84	1.04
(12.71)	11.76	(2.15)	1.67	(8.39)
(11.59)	12.46	(1.23)	2.51	(7.35)

(1.01)	(0.46)	(1.25)	(0.83)	(1.24)
—	—	—	(20.87)	(3.00)
(1.01)	(0.46)	(1.25)	(21.70)	(4.24)
36.04	48.64	36.64	39.12	58.31
$2,298,600	$3,307,683	$2,750,824	$3,814,616	$8,577,147

(24.25)%	34.15%	(3.43)%	10.18%	(11.31)%
0.89	0.89	1.76[n]	0.88	0.82
0.77	0.77	0.77[n]	0.75	0.72
2.68	1.50	2.52[n]	2.11	1.53
14	21	12	12	64

Investor Class
2022	2021	2020	2019	2018[j]
$48.08	$36.22	$38.65	$57.66	$69.14

0.95	0.52	0.75	0.70	0.81
(12.57)	11.64	(2.12)	1.65	(8.33)
(11.62)	12.16	(1.37)	2.35	(7.52)

(0.83)	(0.30)	(1.06)	(0.49)	(0.96)
—	—	—	(20.87)	(3.00)
(0.83)	(0.30)	(1.06)	(21.36)	(3.96)
35.63	48.08	36.22	38.65	57.66
$246,731	$374,773	$323,686	$510,270	$895,711

(24.53)%	33.66%	(3.79)%	9.80%	(11.65)%
1.25	1.25	2.10[n]	1.25	1.19
1.13	1.13	1.14[n]	1.12	1.09
2.28	1.13	2.06[n]	1.80	1.21
14	21	12	12	64

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$23.53	$19.10	$16.14	$13.70	$15.71
Income from Investment Operations
Net investment income/(loss)[a,e]	0.06	0.02	0.03	0.30	0.17
Net realized and unrealized gain/(loss) on investments	(8.96)	4.56	3.25	2.25	(1.99)
Total from investment operations	(8.90)	4.58	3.28	2.55	(1.82)
Less Distributions
Dividends from net investment income	(0.14)	(0.15)	(0.32)	(0.11)	(0.19)
Distributions from net realized capital gains	(1.73)	—	—	—	—
Total distributions	(1.87)	(0.15)	(0.32)	(0.11)	(0.19)
Net asset value end of period	12.76	23.53	19.10	16.14	13.70
Net assets end of period (000s)	$72,107	$147,545	$163,202	$143,276	$93,815
Ratios and Supplemental Data (%)
Total return[b]	(40.76)%	24.00%	20.56%	18.81%	(11.74)%
Ratio of total expenses to average net assets^	0.83	0.81	0.83	0.83	0.81
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.77	0.77
Ratio of net investment income/(loss) to average net assets[a]	0.34	0.08	0.19	2.01	1.07
Portfolio turnover	18	12	24	16	17

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$23.42	$19.05	$16.10	$13.66	$15.67
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	(0.06)	(0.02)	0.22	0.08
Net realized and unrealized gain/(loss) on investments	(8.91)	4.54	3.24	2.28	(1.95)
Total from investment operations	(8.93)	4.48	3.22	2.50	(1.87)
Less Distributions
Dividends from net investment income	(0.03)	(0.11)	(0.27)	(0.06)	(0.14)
Distributions from net realized capital gains	(1.73)	—	—	—	—
Total distributions	(1.76)	(0.11)	(0.27)	(0.06)	(0.14)
Net asset value end of period	12.73	23.42	19.05	16.10	13.66
Net assets end of period (000s)	$148	$662	$507	$390	$330
Ratios and Supplemental Data (%)
Total return[b]	(40.93)%	23.54%	20.17%	18.45%	(12.03)%
Ratio of total expenses to average net assets^	1.16	1.14	1.16	1.16	1.14
Ratio of net expenses to average net assets[a]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.09)	(0.24)	(0.15)	1.50	0.51
Portfolio turnover	18	12	24	16	17
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$23.50	$19.08	$16.13	$13.69	$15.69

0.04	—*	0.02	0.26	0.13
(8.94)	4.55	3.24	2.28	(1.95)
(8.90)	4.55	3.26	2.54	(1.82)

(0.12)	(0.13)	(0.31)	(0.10)	(0.18)
(1.73)	—	—	—	—
(1.85)	(0.13)	(0.31)	(0.10)	(0.18)
12.75	23.50	19.08	16.13	13.69
$267,148	$709,080	$600,240	$414,528	$399,911

(40.78)%	23.92%	20.42%	18.73%	(11.75)%
0.91	0.89	0.91	0.91	0.89
0.85	0.85	0.85	0.85	0.85
0.21	0.01	0.11	1.75	0.84
18	12	24	16	17

Investor Class
2022	2021	2020	2019	2018
$23.30	$18.93	$16.00	$13.58	$15.57

(0.02)	(0.11)	(0.04)	0.21	0.11
(8.89)	4.54	3.22	2.26	(1.98)
(8.91)	4.43	3.18	2.47	(1.87)

—	(0.06)	(0.25)	(0.05)	(0.12)
(1.73)	—	—	—	—
(1.73)	(0.06)	(0.25)	(0.05)	(0.12)
12.66	23.30	18.93	16.00	13.58
$6,788	$13,523	$32,757	$34,238	$32,225

(41.00)%	23.41%	20.06%	18.29%	(12.12)%
1.27	1.26	1.28	1.28	1.26
1.21	1.22	1.22	1.22	1.22
(0.10)	(0.49)	(0.27)	1.40	0.69
18	12	24	16	17

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019[k]	2018
Net asset value beginning of period	$16.39	$11.37	$12.49	$12.38	$13.90
Income from Investment Operations
Net investment income/(loss)[a,e]	0.27	0.28	0.07	0.24	0.17
Net realized and unrealized gain/(loss) on investments	(2.91)	4.91	(0.82)	0.35	(1.50)
Total from investment operations	(2.64)	5.19	(0.75)	0.59	(1.33)
Less Distributions
Dividends from net investment income	(0.28)	(0.17)	(0.37)	(0.10)	(0.09)
Distributions from net realized capital gains	(0.82)	—	—	(0.38)	(0.10)
Total distributions	(1.10)	(0.17)	(0.37)	(0.48)	(0.19)
Net asset value end of period	12.65	16.39	11.37	12.49	12.38
Net assets end of period (000s)	$30,387	$9,559	$5,525	$19,408	$8,213
Ratios and Supplemental Data (%)
Total return[b]	(16.94)%	45.95%	(6.36)%	5.23%	(9.71)%
Ratio of total expenses to average net assets^	1.11	1.17	1.37	1.24	1.07
Ratio of net expenses to average net assets[a]	0.88	0.88	0.88	0.88	0.87
Ratio of net investment income/(loss) to average net assets[a]	2.04	1.79	0.64	1.98	1.19
Portfolio turnover	23	43	39	178	53

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019[k]	2018
Net asset value beginning of period	$16.33	$11.34	$12.46	$12.34	$13.87
Income from Investment Operations
Net investment income/(loss)[a,e]	0.29	0.20	0.06	0.15	0.11
Net realized and unrealized gain/(loss) on investments	(2.97)	4.93	(0.85)	0.40	(1.49)
Total from investment operations	(2.68)	5.13	(0.79)	0.55	(1.38)
Less Distributions
Dividends from net investment income	(0.23)	(0.14)	(0.33)	(0.05)	(0.05)
Distributions from net realized capital gains	(0.82)	—	—	(0.38)	(0.10)
Total distributions	(1.05)	(0.14)	(0.33)	(0.43)	(0.15)
Net asset value end of period	12.60	16.33	11.34	12.46	12.34
Net assets end of period (000s)	$436	$487	$333	$356	$309
Ratios and Supplemental Data (%)
Total return[b]	(17.25)%	45.44%	(6.65)%	4.90%	(10.06)%
Ratio of total expenses to average net assets^	1.44	1.50	1.70	1.57	1.40
Ratio of net expenses to average net assets[a]	1.21	1.21	1.21	1.21	1.20
Ratio of net investment income/(loss) to average net assets[a]	2.12	1.30	0.49	1.25	0.76
Portfolio turnover	23	43	39	178	53
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019[k]	2018
$16.39	$11.37	$12.49	$12.37	$13.90

0.32	0.24	0.09	0.19	0.15
(2.97)	4.95	(0.86)	0.40	(1.50)
(2.65)	5.19	(0.77)	0.59	(1.35)

(0.27)	(0.17)	(0.35)	(0.09)	(0.08)
(0.82)	—	—	(0.38)	(0.10)
(1.09)	(0.17)	(0.35)	(0.47)	(0.18)
12.65	16.39	11.37	12.49	12.37
$93,640	$49,419	$25,716	$25,758	$50,358

(17.00)%	45.87%	(6.48)%	5.25%	(9.83)%
1.19	1.25	1.45	1.32	1.15
0.96	0.96	0.96	0.96	0.95
2.32	1.53	0.76	1.60	1.05
23	43	39	178	53

Investor Class
2022	2021	2020	2019[k]	2018
$16.32	$11.34	$12.45	$12.34	$13.86

0.23	0.18	0.04	0.13	0.10
(2.92)	4.93	(0.84)	0.40	(1.48)
(2.69)	5.11	(0.80)	0.53	(1.38)

(0.23)	(0.13)	(0.31)	(0.04)	(0.04)
(0.82)	—	—	(0.38)	(0.10)
(1.05)	(0.13)	(0.31)	(0.42)	(0.14)
12.58	16.32	11.34	12.45	12.34
$1,140	$1,962	$398	$428	$619

(17.29)%	45.25%	(6.76)%	4.70%	(10.08)%
1.55	1.61	1.82	1.69	1.52
1.32	1.32	1.33	1.33	1.32
1.66	1.16	0.36	1.10	0.73
23	43	39	178	53

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$23.23	$17.11	$16.33	$14.37	$14.87
Income from Investment Operations
Net investment income/(loss)[a,e]	0.26	0.19	0.18	0.18	0.17
Net realized and unrealized gain/(loss) on investments	(3.16)	6.62	0.76	2.17	(0.13)
Total from investment operations	(2.90)	6.81	0.94	2.35	0.04
Less Distributions
Dividends from net investment income	(0.22)	(0.17)	(0.16)	(0.16)	(0.13)
Distributions from net realized capital gains	(0.61)	(0.52)	—	(0.23)	(0.41)
Total distributions	(0.83)	(0.69)	(0.16)	(0.39)	(0.54)
Net asset value end of period	19.50	23.23	17.11	16.33	14.37
Net assets end of period (000s)	$1,326,142	$1,472,349	$655,562	$457,908	$313,721
Ratios and Supplemental Data (%)
Total return[b]	(12.82)%	40.62%	5.80%	16.92%	0.18%
Ratio of total expenses to average net assets^	0.64	0.64	0.64	0.65	0.64
Ratio of net expenses to average net assets[a]	0.61	0.61	0.61	0.61	0.60
Ratio of net investment income/(loss) to average net assets[a]	1.26	0.90	1.08	1.19	1.12
Portfolio turnover	24	13	26	11	15

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$23.21	$17.11	$16.33	$14.36	$14.84
Income from Investment Operations
Net investment income/(loss)[a,e]	0.19	0.13	0.13	0.14	0.13
Net realized and unrealized gain/(loss) on investments	(3.14)	6.59	0.75	2.17	(0.15)
Total from investment operations	(2.95)	6.72	0.88	2.31	(0.02)
Less Distributions
Dividends from net investment income	(0.15)	(0.10)	(0.10)	(0.11)	(0.05)
Distributions from net realized capital gains	(0.61)	(0.52)	—	(0.23)	(0.41)
Total distributions	(0.76)	(0.62)	(0.10)	(0.34)	(0.46)
Net asset value end of period	19.50	23.21	17.11	16.33	14.36
Net assets end of period (000s)	$3,228	$3,941	$11,502	$12,195	$15,460
Ratios and Supplemental Data (%)
Total return[b]	(13.06)%	40.05%	5.42%	16.60%	(0.23)%
Ratio of total expenses to average net assets^	0.97	0.97	0.97	0.98	0.97
Ratio of net expenses to average net assets[a]	0.94	0.94	0.94	0.94	0.93
Ratio of net investment income/(loss) to average net assets[a]	0.92	0.64	0.78	0.91	0.84
Portfolio turnover	24	13	26	11	15
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$23.23	$17.11	$16.33	$14.37	$14.87

0.25	0.18	0.17	0.17	0.16
(3.17)	6.61	0.76	2.17	(0.13)
(2.92)	6.79	0.93	2.34	0.03

(0.20)	(0.15)	(0.15)	(0.15)	(0.12)
(0.61)	(0.52)	—	(0.23)	(0.41)
(0.81)	(0.67)	(0.15)	(0.38)	(0.53)
19.50	23.23	17.11	16.33	14.37
$751,476	$1,049,830	$880,755	$761,262	$605,040

(12.90)%	40.52%	5.72%	16.83%	0.11%
0.72	0.72	0.72	0.73	0.72
0.69	0.69	0.69	0.69	0.68
1.17	0.84	1.02	1.12	1.05
24	13	26	11	15

Investor Class
2022	2021	2020	2019	2018
$23.46	$17.28	$16.48	$14.49	$14.99

0.17	0.10	0.11	0.12	0.11
(3.18)	6.68	0.76	2.19	(0.14)
(3.01)	6.78	0.87	2.31	(0.03)

(0.12)	(0.08)	(0.07)	(0.09)	(0.06)
(0.61)	(0.52)	—	(0.23)	(0.41)
(0.73)	(0.60)	(0.07)	(0.32)	(0.47)
19.72	23.46	17.28	16.48	14.49
$26,880	$31,192	$23,527	$35,622	$45,548

(13.15)%	39.96%	5.32%	16.39%	(0.27)%
1.08	1.08	1.09	1.10	1.09
1.05	1.05	1.06	1.06	1.05
0.81	0.47	0.67	0.79	0.70
24	13	26	11	15

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP FUND
	Retirement Class			Institutional Class
Year Ended October 31,	2022	2021	2020[f]	2022	2021	2020[f]
Net asset value beginning of period	$14.52	$10.57	$10.00	$14.51	$10.56	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.09	0.05	0.05	0.09	0.04	0.04
Net realized and unrealized gain/(loss) on investments	(1.84)	3.93	0.53	(1.85)	3.93	0.53
Total from investment operations	(1.75)	3.98	0.58	(1.76)	3.97	0.57
Less Distributions
Dividends from net investment income	(0.05)	(0.03)	(0.01)	(0.04)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.27)	—	—	(0.27)	—	—
Total distributions	(0.32)	(0.03)	(0.01)	(0.31)	(0.02)	(0.01)
Net asset value end of period	12.45	14.52	10.57	12.44	14.51	10.56
Net assets end of period (000s)	$67,079	$37,135	$5,148	$21,105	$23,710	$5,411
Ratios and Supplemental Data (%)
Total return[b]	(12.36)%	37.61%	5.86%[c]	(12.43)%[c]	37.54%	5.75%
Ratio of total expenses to average net assets^	0.92	0.93	2.28[d]	1.00[d]	1.01	2.36
Ratio of net expenses to average net assets[a]	0.80	0.80	0.80[d]	0.88[d]	0.88	0.88
Ratio of net investment income/(loss) to average net assets[a]	0.65	0.40	0.54[d]	0.64[d]	0.27	0.46
Portfolio turnover	42	11	9[c]	42[c]	11	9
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Investor Class
2022	2021	2020[f]
$14.44	$10.54	$10.00

0.04	(0.01)	0.01
(1.84)	3.91	0.53
(1.80)	3.90	0.54

—*	—*	—*
(0.27)	—	—
(0.27)	—*	—*
12.37	14.44	10.54
$834	$949	$455

(12.72)%	37.00%	5.42%[c]
1.36	1.38	2.73[d]
1.24	1.24	1.25[d]
0.28	(0.06)	0.07[d]
42	11	9[c]

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$24.97	$16.83	$20.82	$21.39	$23.33
Income from Investment Operations
Net investment income/(loss)[a,e]	0.49	0.42	0.43	0.48	0.50
Net realized and unrealized gain/(loss) on investments	(1.18)	8.21	(3.73)	0.47	(1.52)
Total from investment operations	(0.69)	8.63	(3.30)	0.95	(1.02)
Less Distributions
Dividends from net investment income	(0.35)	(0.49)	(0.54)	(0.37)	(0.33)
Distributions from net realized capital gains	—	—	(0.15)	(1.15)	(0.59)
Total distributions	(0.35)	(0.49)	(0.69)	(1.52)	(0.92)
Net asset value end of period	23.93	24.97	16.83	20.82	21.39
Net assets end of period (000s)	$43,591	$56,156	$29,897	$102,945	$103,552
Ratios and Supplemental Data (%)
Total return[b]	(2.80)%	51.99%	(16.55)%	5.53%	(4.75)%
Ratio of total expenses to average net assets^	0.81	0.81	0.82	0.80	0.79
Ratio of net expenses to average net assets[a]	0.77	0.78	0.80	0.77	0.76
Ratio of net investment income/(loss) to average net assets[a]	2.00	1.78	2.39	2.39	2.15
Portfolio turnover	9	18	4	11	24

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$25.24	$16.98	$20.98	$21.52	$23.47
Income from Investment Operations
Net investment income/(loss)[a,e]	0.41	0.34	0.36	0.42	0.43
Net realized and unrealized gain/(loss) on investments	(1.20)	8.31	(3.77)	0.48	(1.54)
Total from investment operations	(0.79)	8.65	(3.41)	0.90	(1.11)
Less Distributions
Dividends from net investment income	(0.25)	(0.39)	(0.44)	(0.29)	(0.25)
Distributions from net realized capital gains	—	—	(0.15)	(1.15)	(0.59)
Total distributions	(0.25)	(0.39)	(0.59)	(1.44)	(0.84)
Net asset value end of period	24.20	25.24	16.98	20.98	21.52
Net assets end of period (000s)	$3,291	$3,828	$4,945	$18,508	$42,557
Ratios and Supplemental Data (%)
Total return[b]	(3.14)%	51.53%	(16.85)%	5.19%	(5.06)%
Ratio of total expenses to average net assets^	1.14	1.14	1.15	1.13	1.12
Ratio of net expenses to average net assets[a]	1.10	1.11	1.13	1.10	1.08
Ratio of net investment income/(loss) to average net assets[a]	1.67	1.46	1.98	2.08	1.83
Portfolio turnover	9	18	4	11	24
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$24.97	$16.83	$20.82	$21.38	$23.33

0.47	0.40	0.40	0.47	0.49
(1.18)	8.21	(3.73)	0.47	(1.54)
(0.71)	8.61	(3.33)	0.94	(1.05)

(0.33)	(0.47)	(0.51)	(0.35)	(0.31)
—	—	(0.15)	(1.15)	(0.59)
(0.33)	(0.47)	(0.66)	(1.50)	(0.90)
23.93	24.97	16.83	20.82	21.38
$242,004	$355,431	$277,767	$520,629	$714,309

(2.88)%	51.87%	(16.64)%	5.48%	(4.85)%
0.89	0.89	0.90	0.88	0.87
0.85	0.86	0.88	0.85	0.83
1.93	1.71	2.25	2.33	2.09
9	18	4	11	24

Investor Class
2022	2021	2020	2019	2018
$24.93	$16.80	$20.78	$21.31	$23.23

0.39	0.32	0.34	0.39	0.40
(1.18)	8.20	(3.74)	0.48	(1.53)
(0.79)	8.52	(3.40)	0.87	(1.13)

(0.24)	(0.39)	(0.43)	(0.25)	(0.20)
—	—	(0.15)	(1.15)	(0.59)
(0.24)	(0.39)	(0.58)	(1.40)	(0.79)
23.90	24.93	16.80	20.78	21.31
$28,355	$32,097	$26,785	$58,928	$82,539

(3.20)%	51.26%	(16.94)%	5.08%	(5.20)%
1.25	1.25	1.27	1.25	1.24
1.21	1.22	1.25	1.22	1.20
1.57	1.36	1.89	1.95	1.71
9	18	4	11	24

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)[a,e]	—*	—*	0.01	0.02	0.01
Net realized and unrealized gain/(loss) on investments	—	—	—	—	—
Total from investment operations	—	—	0.01	0.02	0.01
Less Distributions
Dividends from net investment income	—*	—*	(0.01)	(0.02)	(0.01)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	—*	—*	(0.01)	(0.02)	(0.01)
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$86,044	$82,034	$95,159	$118,032	$129,826
Ratios and Supplemental Data (%)
Total return[b]	0.74%	0.03%	0.64%	2.02%	1.44%
Ratio of total expenses to average net assets^	0.39	0.38	0.39	0.35	0.35
Ratio of net expenses to average net assets[a]	0.13	0.02	0.19	0.28	0.20
Ratio of net investment income/(loss) to average net assets[a]	0.73	0.03	0.72	2.01	1.42
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2022	2021	2020	2019	2018
$1.00	$1.00	$1.00	$1.00	$1.00

—*	—*	—	0.02	0.01
—	—	0.01	—	—
—	—	0.01	0.02	0.01

—*	—*	(0.01)	(0.02)	(0.01)
—	—	—	—	—
—*	—*	(0.01)	(0.02)	(0.01)
1.00	1.00	1.00	1.00	1.00
$2,918	$2,834	$3,611	$3,135	$2,086

0.66%	0.03%	0.51%	1.76%	1.36%
0.64	0.63	0.64	0.60	0.60
0.25	0.02	0.29	0.53	0.29
0.69	0.03	0.49	1.79	1.36

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR OVERSEAS FUND
	Retirement Class				Institutional Class
Year Ended October 31,	2022	2021	2020	2019[i]	2022	2021	2020	2019[i]
Net asset value beginning of period	$14.02	$10.12	$10.31	$10.00	$14.01	$10.11	$10.31	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.46	0.28	0.17	0.24	0.43	0.29	0.17	0.24
Net realized and unrealized gain/(loss) on investments	(3.14)	3.79	(0.09)	0.07	(3.12)	3.77	(0.11)	0.07
Total from investment operations	(2.68)	4.07	0.08	0.31	(2.69)	4.06	0.06	0.31
Less Distributions
Dividends from net investment income	(0.36)	(0.17)	(0.27)	—	(0.35)	(0.16)	(0.26)	—
Distributions from net realized capital gains	(1.00)	—	—	—	(1.00)	—	—	—
Total distributions	(1.36)	(0.17)	(0.27)	—	(1.35)	(0.16)	(0.26)	—
Net asset value end of period	9.98	14.02	10.12	10.31	9.97	14.01	10.11	10.31
Net assets end of period (000s)	$21,221	$19,742	$13,790	$13,090	$66,908	$33,230	$13,226	$13,131
Ratios and Supplemental Data (%)
Total return[b]	(20.93)%	40.51%	0.64%	3.10%	(21.00)%	40.46%	0.48%	3.10%
Ratio of total expenses to average net assets^	1.16	1.19	1.35	1.79	1.24	1.27	1.43	1.87
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.77	0.85	0.85	0.85	0.85
Ratio of net investment income/(loss) to average net assets[a]	4.05	2.14	1.73	3.61	3.85	2.16	1.65	3.54
Portfolio turnover	100	108	80	73	100	108	80	73
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Investor Class
2022	2021	2020	2019[i]
$13.96	$10.08	$10.28	$10.00

0.38	0.23	0.14	0.21
(3.10)	3.78	(0.11)	0.07
(2.72)	4.01	0.03	0.28

(0.32)	(0.13)	(0.23)	—
(1.00)	—	—	—
(1.32)	(0.13)	(0.23)	—
9.92	13.96	10.08	10.28
$2,331	$101	$35	$31

(21.29)%	39.98%	0.14%	2.80%
1.60	1.63	1.80	2.24
1.21	1.21	1.22	1.22
3.67	1.73	1.41	3.17
100	108	80	73

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$19.95	$15.91	$13.18	$14.39	$15.08
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.01)	(0.07)	(0.04)	(0.01)	(0.05)
Net realized and unrealized gain/(loss) on investments	(3.94)	5.41	3.25	1.56	0.82
Total from investment operations	(3.95)	5.34	3.21	1.55	0.77
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(4.22)	(1.30)	(0.48)	(2.76)	(1.46)
Total distributions	(4.22)	(1.30)	(0.48)	(2.76)	(1.46)
Net asset value end of period	11.78	19.95	15.91	13.18	14.39
Net assets end of period (000s)	$311,509	$399,174	$348,997	$281,603	$306,026
Ratios and Supplemental Data (%)
Total return[b]	(23.72)%	34.40%	24.93%	16.23%	5.11%
Ratio of total expenses to average net assets^	0.80	0.79	0.81	0.80	0.79
Ratio of net expenses to average net assets[a]	0.79	0.78	0.80	0.80	0.79
Ratio of net investment income/(loss) to average net assets[a]	(0.11)	(0.37)	(0.27)	(0.12)	(0.33)
Portfolio turnover	75	71	95	74	99

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$17.80	$14.36	$11.98	$13.39	$14.17
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.05)	(0.12)	(0.08)	(0.05)	(0.09)
Net realized and unrealized gain/(loss) on investments	(3.43)	4.86	2.94	1.40	0.77
Total from investment operations	(3.48)	4.74	2.86	1.35	0.68
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(4.22)	(1.30)	(0.48)	(2.76)	(1.46)
Total distributions	(4.22)	(1.30)	(0.48)	(2.76)	(1.46)
Net asset value end of period	10.10	17.80	14.36	11.98	13.39
Net assets end of period (000s)	$648	$965	$866	$395	$769
Ratios and Supplemental Data (%)
Total return[b]	(24.00)%	33.91%	24.49%	15.87%	4.76%
Ratio of total expenses to average net assets^	1.13	1.12	1.14	1.13	1.12
Ratio of net expenses to average net assets[a]	1.12	1.11	1.13	1.12	1.11
Ratio of net investment income/(loss) to average net assets[a]	(0.44)	(0.69)	(0.62)	(0.44)	(0.65)
Portfolio turnover	75	71	95	74	99
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$19.84	$15.84	$13.13	$14.35	$15.06

(0.03)	(0.08)	(0.05)	(0.03)	(0.06)
(3.91)	5.38	3.24	1.57	0.81
(3.94)	5.30	3.19	1.54	0.75

—	—	—	—	—
(4.22)	(1.30)	(0.48)	(2.76)	(1.46)
(4.22)	(1.30)	(0.48)	(2.76)	(1.46)
11.68	19.84	15.84	13.13	14.35
$595,476	$721,405	$633,535	$440,553	$400,389

(23.81)%	34.29%	24.87%	16.18%	4.97%
0.88	0.87	0.89	0.88	0.87
0.87	0.86	0.88	0.87	0.86
(0.19)	(0.45)	(0.35)	(0.20)	(0.40)
75	71	95	74	99

Investor Class
2022	2021	2020	2019	2018
$16.60	$13.47	$11.28	$12.79	$13.62

(0.06)	(0.13)	(0.08)	(0.06)	(0.11)
(3.14)	4.56	2.75	1.31	0.74
(3.20)	4.43	2.67	1.25	0.63

—	—	—	—	—
(4.22)	(1.30)	(0.48)	(2.76)	(1.46)
(4.22)	(1.30)	(0.48)	(2.76)	(1.46)
9.18	16.60	13.47	11.28	12.79
$7,031	$8,648	$6,811	$6,670	$7,076

(24.05)%	33.84%	24.32%	15.81%	4.58%
1.24	1.23	1.26	1.25	1.24
1.23	1.23	1.25	1.24	1.23
(0.55)	(0.81)	(0.71)	(0.57)	(0.77)
75	71	95	74	99

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$45.11	$31.65	$33.55	$33.60	$36.16
Income from Investment Operations
Net investment income/(loss)[a,e]	0.18	0.12	0.21	0.21	0.17
Net realized and unrealized gain/(loss) on investments	(3.38)	13.54	(1.59)	2.84	(1.98)
Total from investment operations	(3.20)	13.66	(1.38)	3.05	(1.81)
Less Distributions
Dividends from net investment income	(0.08)	(0.20)	(0.20)	(0.15)	(0.06)
Distributions from net realized capital gains	(2.36)	—	(0.32)	(2.95)	(0.69)
Total distributions	(2.44)	(0.20)	(0.52)	(3.10)	(0.75)
Net asset value end of period	39.47	45.11	31.65	33.55	33.60
Net assets end of period (000s)	$600,143	$599,016	$300,473	$230,861	$155,036
Ratios and Supplemental Data (%)
Total return[b]	(7.16)%	43.19%	(4.22)%	10.98%	(5.18)%
Ratio of total expenses to average net assets^	0.80	0.79	0.80	0.80	0.79
Ratio of net expenses to average net assets[a]	0.79	0.78	0.80	0.80	0.79
Ratio of net investment income/(loss) to average net assets[a]	0.46	0.27	0.67	0.67	0.45
Portfolio turnover	15	17	17	27	22

	Administrative Class
Year Ended October 31,	2022	2021	2020	2019	2018
Net asset value beginning of period	$44.72	$31.41	$33.30	$33.36	$35.97
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	(0.02)	0.10	0.11	0.06
Net realized and unrealized gain/(loss) on investments	(3.35)	13.42	(1.57)	2.82	(1.98)
Total from investment operations	(3.30)	13.40	(1.47)	2.93	(1.92)
Less Distributions
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)	—
Distributions from net realized capital gains	(2.36)	—	(0.32)	(2.95)	(0.69)
Total distributions	(2.36)	(0.09)	(0.42)	(2.99)	(0.69)
Net asset value end of period	39.06	44.72	31.41	33.30	33.36
Net assets end of period (000s)	$9,177	$11,962	$10,082	$6,537	$7,253
Ratios and Supplemental Data (%)
Total return[b]	(7.45)%	42.72%	(4.54)%	10.59%	(5.50)%
Ratio of total expenses to average net assets^	1.13	1.12	1.13	1.13	1.12
Ratio of net expenses to average net assets[a]	1.12	1.11	1.13	1.12	1.11
Ratio of net investment income/(loss) to average net assets[a]	0.13	(0.04)	0.32	0.35	0.16
Portfolio turnover	15	17	17	27	22
See page 185 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2022	2021	2020	2019	2018
$45.07	$31.63	$33.53	$33.57	$36.14

0.15	0.09	0.18	0.19	0.15
(3.38)	13.52	(1.58)	2.84	(2.00)
(3.23)	13.61	(1.40)	3.03	(1.85)

(0.04)	(0.17)	(0.18)	(0.12)	(0.03)
(2.36)	—	(0.32)	(2.95)	(0.69)
(2.40)	(0.17)	(0.50)	(3.07)	(0.72)
39.44	45.07	31.63	33.53	33.57
$1,493,462	$2,023,164	$1,350,681	$1,346,098	$1,149,857

(7.22)%	43.11%	(4.33)%	10.91%	(5.28)%
0.88	0.87	0.88	0.88	0.87
0.87	0.86	0.88	0.87	0.86
0.38	0.20	0.59	0.60	0.40
15	17	17	27	22

Investor Class
2022	2021	2020	2019	2018
$43.72	$30.71	$32.56	$32.68	$35.29

0.01	(0.06)	0.07	0.08	0.01
(3.28)	13.12	(1.55)	2.75	(1.93)
(3.27)	13.06	(1.48)	2.83	(1.92)

—	(0.05)	(0.05)	—	—
(2.36)	—	(0.32)	(2.95)	(0.69)
(2.36)	(0.05)	(0.37)	(2.95)	(0.69)
38.09	43.72	30.71	32.56	32.68
$38,722	$64,544	$51,370	$57,931	$70,819

(7.56)%	42.56%	(4.67)%	10.48%	(5.60)%
1.24	1.23	1.25	1.25	1.24
1.23	1.23	1.25	1.24	1.23
0.01	(0.15)	0.23	0.24	0.03
15	17	17	27	22

Harbor Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period December 1, 2019 (inception) through October 31, 2020
g
Effective September 1, 2021, the Fund changed its name and Harbor Capital Advisors, Inc. was appointed by the Board of Trustees to manage the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisors.

h	For the period June 1, 2018 (inception) through October 31, 2018
i	For the period March 1, 2019 (inception) through October 31, 2019
j	Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management Limited as subadvisor to Harbor International Fund.
k	Effective May 23, 2019, the Board of Trustees appointed Cedar Street Asset Management LLC as subadvisor to Harbor International Small Cap Fund.
l	Effective September 23, 2020, the Board of Trustees appointed Marathon Asset Management Limited as subadvisor to Harbor Emerging Markets Equity Fund.
m	Effective February 2, 2022, the Fund’s name changed from Harbor Bond Fund to Harbor Core Plus Fund and the Board of Trustees appointed Income Research+Management as the subadvisor to the Fund.
n
The net investment income ratio includes dividends and interest income and related tax compliance fee and interest expense, from foreign tax reclaims and interest received by the Fund. The ratios of total expenses to average net assets include the tax compliance fee and related interest expense due to this receipt of foreign tax reclaims and interest income by the Fund. For the year ended October 31, 2020, the ratios of net expenses to average net assets including tax compliance fee for the
Retirement Class, Institutional Class, Administrative Class, and Investor Class were 1.49%, 1.64%, 1.53%, and 1.98%, respectively.

The accompanying notes are an integral part of the Financial Statements.

Harbor Funds
Notes to Financial Statements—October 31, 2022

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2022, the Trust consists of the following separate portfolios (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
Harbor Capital Appreciation Fund	Harbor International Growth Fund
Harbor Convertible Securities Fund	Harbor International Small Cap Fund
Harbor Core Bond Fund	Harbor Large Cap Value Fund
Harbor Core Plus Fund (formerly, Harbor Bond Fund)	Harbor Mid Cap Fund
Harbor Disruptive Innovation Fund	Harbor Mid Cap Value Fund
Harbor Diversified International All Cap Fund	Harbor Money Market Fund
Harbor Emerging Markets Equity Fund	Harbor Overseas Fund
Harbor Global Leaders Fund	Harbor Small Cap Growth Fund
Harbor High-Yield Bond Fund	Harbor Small Cap Value Fund
Harbor International Fund
Effective February 2, 2022, Harbor Bond Fund was renamed Harbor Core Plus Fund.
The Funds currently offer up to four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
  Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Investments are valued pursuant to valuation procedures approved by the Board of Trustees. The valuation procedures permit the Adviser to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as rights and warrants) that are traded on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean (or average) of the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Shares of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities, other than short-term securities, with a remaining maturity of less than 60 days at the time of acquisition) are valued using evaluated prices furnished by a pricing vendor. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of asset-backed and mortgage-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities fair value determinations are made by the Adviser as designated by the Board of Trustees pursuant to the Investment Company Act. Such securities fair value determinations may incorporate significant unobservable inputs that are normally categorized as Level 3 in the fair value hierarchy.

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing investments are not necessarily indicative of the risk associated with investing in those investments. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–
Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.

The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. Dividend information on certain foreign securities may not be available on ex-dividend date, therefore, such dividends will be recorded as soon as reliable information becomes available. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities (except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are provided for in accordance with each Fund’s understanding of the applicable foreign country’s tax law and are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Certain Funds have filed for additional foreign tax reclaims related to prior years. These additional foreign tax reclaims are recorded as income when both the amount is known and significant contingencies or uncertainties regarding collectability are removed.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2019–2021), including all positions expected to be taken upon filing the 2022 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
During 2020 and 2022, Harbor International Fund received payments, including interest, from member countries of the European Union (“EU”) based on foreign tax reclaims relating to amounts withheld on dividends received by the Fund during fiscal years October 31, 2009 through 2021. A portion of the foreign tax reclaims and interest received is due to the Internal Revenue Service (“IRS”), in the form of a tax compliance fee based on the percentage of foreign tax credits previously passed through to the Fund’s shareholders. The estimated amount due to the IRS, including interest, is included in tax compliance fee payable in the Fund’s Statement of Asset and Liabilities. The Fund filed a closing agreement with the IRS related to the amount received in 2020 and subsequent to October 31, 2022, the agreement was finalized and the related tax compliance fee, including interest, was paid to the IRS. The Fund will enter into another closing agreement with the IRS relating to the amounts received in 2022. The actual tax compliance and related interest due to the IRS will be determined based on the closing agreement with the IRS and may differ from estimates.
In April 2022, Harbor Capital Appreciation Fund received payments, including interest, from a member country of the EU based on foreign tax reclaims relating to amounts withheld on dividends received by the Fund during fiscal years October 31, 2018 through 2021. There was no tax compliance fee due to the IRS given no foreign tax credit was previously passed through to the Fund’s shareholders.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
New Accounting Pronouncements
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of this ASU is to provide optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The ASU was effective immediately upon release of the update on March 12, 2020, and can generally be applied through December 31, 2022. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on each Fund’s investments (if applicable) and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.
Certain instruments held by the Funds rely in some fashion upon LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Funds or on certain instruments in which the Funds invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Funds.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the year, Harbor Core Bond Fund and Harbor Core Plus Fund invested in inflation-indexed bonds.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When a Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Unfunded loan commitments are contractual obligations for future funding and may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are fair valued daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
During the year, Harbor High-Yield Bond Fund invested in loan participations and assignments.
As of October 31, 2022, the Funds do not have unfunded loan commitments outstanding.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, Harbor Core Plus Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, a Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties is reflected as a liability on the Statements of Assets and Liabilities. Interest payments based upon the Reverse repurchase agreement term made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. Reverse repurchase agreements involve the risk that the fair value of the securities delivered by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities delivered. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.
During the year, Harbor Core Plus Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding for the Fund was $2,934,000 at a weighted average interest rate of -0.456%. Average borrowings outstanding and average interest rate during the year is calculated based on calendar days.

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transactions are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to a Fund.
During the year, Harbor Core Plus Fund entered into sale-buyback transactions. The average amount of borrowings outstanding for the Fund was $1,664,000 at a weighted average interest rate of -0.071%. Average borrowings outstanding and average interest rate during the year is calculated based on calendar days.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Forward currency contracts are fair valued daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Core Plus Fund used forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the year, Harbor Core Plus Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
During the year, Harbor Core Plus Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date.

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
Rights or warrants outstanding at the end of the year, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the year are included in “Purchased options” in the Statements of Operations.
During the year, Harbor Diversified International All Cap Fund, Harbor International Fund, and Harbor Overseas Fund held rights/warrants as a result of their investments in underlying securities.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be cleared through a third party, known as a central clearing party or derivatives clearing organization (“centrally cleared swaps”).
Swaps are fair valued daily and changes in value are recorded as unrealized appreciation or depreciation on the Statement of Operations.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected in the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes to the fair value of centrally cleared swaps are recorded as Variation margin receivable or payable on centrally cleared swap agreements in the Statements of Assets and Liabilities and are settled daily. An initial margin, typically in form of cash or qualifying highly liquid, high-quality short-term investments, is paid to the central clearing party or derivatives clearing organization when the swap contract is executed and is recorded as Due from brokers on the Statement of Assets and Liabilities.
Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by the existence of a master netting arrangement between a Fund and the counterparty, the posting of collateral by the counterparty, and the central clearing party, as counterparty to all centrally cleared swaps, guaranteeing the performance of the swaps through the margin requirements.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
During the year, Harbor Core Plus Fund used interest rate swap agreements to manage its exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage

Harbor Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
During the year, Harbor Core Plus Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer.
Other Matters
The Funds in the normal course of business invest in financial instruments where the risk of potential loss exists due to changes in the market, economic, political and regulatory developments, as well as events such as war, terrorism or spread of infectious disease (market risk) or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). In addition, certain Funds invest primarily in foreign securities and as such are also subject to foreign currencies and foreign securities risks. Each Fund’s prospectus provides further details regarding the Fund’s principal risks.
  Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities and U.S. government obligations, for each Fund for the year ended October 31, 2022 were as follows:
	Purchases (000s)	Sales (000s)
Harbor Capital Appreciation Fund	$10,154,270	$16,465,402*
Harbor Convertible Securities Fund	114,268	113,963
Harbor Core Bond Fund	52,113	116,994
Harbor Core Plus Fund	2,779,577	3,235,689
Harbor Disruptive Innovation Fund	138,655	234,806
Harbor Diversified International All Cap Fund	230,063	332,816
Harbor Emerging Markets Equity Fund	6,017	35,251
Harbor Global Leaders Fund	27,143	57,912
Harbor High-Yield Bond Fund	270,310	304,882
Harbor International Fund	507,456	981,798
Harbor International Growth Fund	102,168	301,745
Harbor International Small Cap Fund	86,316	15,901
Harbor Large Cap Value Fund	528,606	602,684
Harbor Mid Cap Fund	59,197	25,477
Harbor Mid Cap Value Fund	34,730	146,149
Harbor Overseas Fund	119,789	65,530
Harbor Small Cap Growth Fund	770,437	697,511
Harbor Small Cap Value Fund	329,121	728,955

*	Sales for this Fund include $2,221,943 in connection with in-kind redemptions of the Fund’s capital shares.

Harbor Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, a Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. For the years ended October 31, 2022 and 2021, Harbor Capital Appreciation Fund realized gains of $1,270,427,000 and $2,664,550,000, respectively, upon the disposition of portfolio securities in connection with in-kind redemptions of the Fund’s shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. Cash collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities.  Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the Lending Agent on behalf of the Funds, and the Funds do not have the ability to rehypothecate those securities.  Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates.
In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations and represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Lending Agent.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
The following table shows the Funds that engaged in securities lending during the year and summarizes the value of equity securities loaned and related cash and non-cash collateral as of October 31, 2022.
	Value of Securities on Loan (000s)	Cash Collateral (000s)	Non-Cash Collateral (000s)
Harbor Diversified International All Cap Fund	$1,714	$—	$1,812
Harbor Emerging Markets Equity Fund	—	—	—
Harbor Global Leaders Fund	—	—	—
Harbor International Fund	1,937	2,077	—
Harbor International Growth Fund	—	—	—
Harbor Overseas Fund	980	1,061	—

Harbor Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Capital Appreciation Fund	0.60%[a]	0.55%
Harbor Convertible Securities Fund	0.65[b]	0.60
Harbor Core Bond Fund	0.23[c]	0.25
Harbor Core Plus Fund	0.25[d]	0.31
Harbor Disruptive Innovation Fund	0.70	0.70
Harbor Diversified International All Cap Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.85	0.85
Harbor Global Leaders Fund	0.75[e]	0.70
Harbor High-Yield Bond Fund	0.60[f]	0.51
Harbor International Fund	0.75[g]	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Large Cap Value Fund	0.60[h]	0.60
Harbor Mid Cap Fund	0.75	0.75
Harbor Mid Cap Value Fund	0.75[i]	0.74
Harbor Money Market Fund	0.20[j]	0.08
Harbor Overseas Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a
The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and
$20 billion and 0.53% on assets over $20 billion through February 28, 2023.

b	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2023.
c	For the period November 1, 2021 through November 30, 2021, the management fee was 0.34%. Effective December 1, 2021, the contractual management fee was reduced to 0.23%.
d
For the period November 1, 2021 through February 1, 2022, the management fee was 0.48%. In addition, the Adviser contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion. Effective February 2, 2022, the contractual management fee was reduced to
0.25%.

e	The Adviser has contractually agreed to waive 0.05% of its management fee through February 28, 2023.
f	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2023.
g	The management fee is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
h	The management fee rate is 0.60% on assets up to $4 billion and 0.55% on assets over $4 billion.
i	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2023.
j	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2023.

Harbor Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Core Bond Fund[1]	0.26%	0.34%	N/A	N/A	02/28/2023
Harbor Core Plus Fund[2]	0.30	0.38	0.63%	N/A	02/28/2023
Harbor Disruptive Innovation Fund[3]	0.50	0.58	0.83	0.94%	08/31/2022
Harbor Diversified International All Cap Fund	0.72	0.80	1.05	1.16	02/28/2023
Harbor Emerging Markets Equity Fund	0.88	0.96	1.21	1.32	02/28/2023
Harbor Global Leaders Fund	0.78	0.86	1.11	1.22	02/28/2023
Harbor International Fund	0.69	0.77	1.02	1.13	02/28/2023
Harbor International Growth Fund	0.77	0.85	1.10	1.21	02/28/2023
Harbor International Small Cap Fund	0.88	0.96	1.21	1.32	02/28/2023
Harbor Large Cap Value Fund	0.61	0.69	0.94	1.05	02/28/2023
Harbor Mid Cap Fund	0.80	0.88	1.13	1.24	02/28/2023
Harbor Mid Cap Value Fund	0.77	0.85	1.10	1.21	02/28/2023
Harbor Money Market Fund[4]	N/A	0.28	0.53	N/A	02/28/2023
Harbor Overseas Fund	0.77	0.85	1.10	1.21	02/28/2023

[1]	For the period November 1, 2021 through November 30, 2021, the operating expense limitations for the Retirement Class and Institutional Class were 0.37% and 0.45%, respectively.
[2]
For the period November 1, 2021 through February 1, 2022, the operating expense limitations for the Retirement Class, Institutional Class, and Administrative Class were
0.43%, 0.51%, and 0.76%, respectively.

[3]
For the period September 1, 2022 through October 31, 2022, Harbor Capital voluntarily limited the operating expenses for the Retirement Class, Institutional Class, Administrative
Class and Investor Class to 0.75%, 0.83%, 1.08% and 1.19%, respectively.

[4]
From November 1, 2021 through March 31, 2022, Harbor Capital voluntarily waived all the expenses of the Fund. Effective April 1, 2022 through October 31, 2022, Harbor
Capital voluntarily waived a portion of the expenses of the Fund. This expense waiver resulted in annualized expense ratios for the year ended October 31, 2022 for the
Institutional Class and Administrative Class of 0.13% and 0.25%, respectively.

All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.

Harbor Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2022. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2022, Harbor Capital and its wholly owned subsidiaries collectively held 10% or more of the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor International Small Cap Fund	32,887	1,732,313	28,858	28,697	1,822,755	18.5%
Harbor Overseas Fund	1,268,409	1,223,234	N/A	3,430	2,495,073	27.6
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Harbor Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of bonds in default, net investment losses, redemption in-kind distributions, and the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2022 were as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Capital Appreciation Fund	$(1,116,461)	$1,116,461
Harbor Convertible Securities Fund	—	—
Harbor Core Bond Fund	—	—
Harbor Core Plus Fund	—	—
Harbor Disruptive Innovation Fund	(7,458)	7,458
Harbor Diversified International All Cap Fund	(2,702)	2,702
Harbor Emerging Markets Equity Fund	(5,025)	5,025
Harbor Global Leaders Fund	(1,658)	1,658
Harbor High-Yield Bond Fund	—	—
Harbor International Fund	—	—
Harbor International Growth Fund	4,030	(4,030)
Harbor International Small Cap Fund	(383)	383
Harbor Large Cap Value Fund	(19,452)	19,452
Harbor Mid Cap Fund	(605)	605
Harbor Mid Cap Value Fund	(4,500)	4,500
Harbor Money Market Fund	—	—
Harbor Overseas Fund	(128)	128
Harbor Small Cap Growth Fund	(1,327)	1,327
Harbor Small Cap Value Fund	(12,479)	12,479
The tax composition of each Fund’s distributions was as follows:
	As of October 31, 2022			As of October 31, 2021
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Capital Appreciation Fund	$—	$6,320,680	$6,320,680	$—	$4,640,284	$4,640,284
Harbor Convertible Securities Fund	14,535	11,022	25,557	12,094	3,161	15,255
Harbor Core Bond Fund	2,590	—	2,590	3,447	1,534	4,981
Harbor Core Plus Fund	48,140	—	48,140	58,526	—	58,526
Harbor Disruptive Innovation Fund	50,635	78,113	128,748	22,241	34,792	57,033
Harbor Diversified International All Cap Fund	27,163	55,890	83,053	9,904	—	9,904
Harbor Emerging Markets Equity Fund	6,585	1,231	7,816	5,068	6,248	11,316
Harbor Global Leaders Fund	846	11,849	12,695	1,503	8,701	10,204
Harbor High-Yield Bond Fund	15,218	—	15,218	19,497	—	19,497
Harbor International Fund	93,992	—	93,992	47,872	—	47,872
Harbor International Growth Fund	6,574	60,959	67,533	5,484	—	5,484
Harbor International Small Cap Fund	2,107	2,106	4,213	466	—	466
Harbor Large Cap Value Fund	29,773	60,228	90,001	16,261	48,993	65,254
Harbor Mid Cap Fund	495	828	1,323	67	—	67
Harbor Mid Cap Value Fund	5,575	—	5,575	9,193	—	9,193
Harbor Money Market Fund	631	—	631	29		29
Harbor Overseas Fund	1,713	3,503	5,216	438	—	438
Harbor Small Cap Growth Fund	59,575	174,882	234,457	29,612	51,761	81,373
Harbor Small Cap Value Fund	2,934	141,081	144,015	8,533	892	9,425

Harbor Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2022, the components of each Fund’s distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)	Accumulated Capital and Other Losses (000s)	Other Temporary Differences (000s)	Total Distributable Earnings/ (Loss) (000s)
Harbor Capital Appreciation Fund	$—	$—	$6,681,258	$(890,029)	$(2,585)	$5,788,644
Harbor Convertible Securities Fund	328	—	(15,524)	(3,870)	(19)	(19,085)
Harbor Core Bond Fund	358	—	(8,364)	(5,513)	(3)	(13,522)
Harbor Core Plus Fund	4,858	—	(164,008)	(70,813)	(309)	(230,272)
Harbor Disruptive Innovation Fund	—	—	(65,608)	(70,755)	(44)	(136,407)
Harbor Diversified International All Cap Fund	11,994	—	(126,242)	(1,859)	(221)	(116,328)
Harbor Emerging Markets Equity Fund	370	—	(3,093)	(3,604)	(7)	(6,334)
Harbor Global Leaders Fund	—	5,336	(1,116)	(144)	(6)	4,070
Harbor High-Yield Bond Fund	537	—	(32,272)	(90,347)	(109)	(122,191)
Harbor International Fund	61,976	—	(312,883)	(414,304)	74,121	(591,090)
Harbor International Growth Fund	—	—	(397)	(1,383)	(432)	(2,212)
Harbor International Small Cap Fund	1,626	1,738	(10,247)	—	(18)	(6,901)
Harbor Large Cap Value Fund	7,222	75,148	443,574	—	(76)	525,868
Harbor Mid Cap Fund	957	1,695	(880)	—	—	1,772
Harbor Mid Cap Value Fund	4,058	18,254	30,759	—	(62)	53,009
Harbor Money Market Fund	5	—	—	—	(16)	(11)
Harbor Overseas Fund	2,219	—	(4,972)	(5,918)	(21)	(8,692)
Harbor Small Cap Growth Fund	—	38,757	(27,018)	(38,636)	(68)	(26,965)
Harbor Small Cap Value Fund	6,440	130,215	578,248	—	(119)	714,784
As of October 31, 2022, for federal income tax purposes, the following Fund had a qualified late year loss deferral to offset fiscal year 2023 ordinary income:
Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Capital Appreciation Fund	$26,492
Harbor Disruptive Innovation Fund	363
Harbor Global Leaders Fund	144
Harbor Small Cap Growth Fund	2,963
As of October 31, 2022, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryfoward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Capital Appreciation Fund	$(863,537)	$—	$(863,537)
Harbor Convertible Securities Fund	(3,183)	(687)	(3,870)
Harbor Core Bond Fund	(3,229)	(2,284)	(5,513)
Harbor Core Plus Fund (formerly, Harbor Bond Fund)	(39,057)	(31,756)	(70,813)
Harbor Disruptive Innovation Fund	(64,378)	(6,014)	(70,392)
Harbor Diversified International All Cap Fund	(1,859)	—	(1,859)
Harbor Emerging Markets Equity Fund	(2,276)	(1,328)	(3,604)
Harbor High-Yield Bond Fund	(8,457)	(81,890)	(90,347)
Harbor International Fund	(414,304)	—	(414,304)
Harbor International Growth Fund	(1,383)	—	(1,383)
Harbor Overseas Fund	(5,785)	(133)	(5,918)
Harbor Small Cap Growth Fund	(938)	(34,735)	(35,673)

*	A portion of the Harbor Small Cap Growth Fund capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

Harbor Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of October 31, 2022 were as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Capital Appreciation Fund*	$14,808,013	$7,917,007	$(1,235,749)	$6,681,258
Harbor Convertible Securities Fund*	170,979	3,890	(19,414)	(15,524)
Harbor Core Bond Fund*	59,178	4	(8,368)	(8,364)
Harbor Core Plus Fund (formerly, Harbor Bond Fund)*	1,101,976	3,970	(167,978)	(164,008)
Harbor Disruptive Innovation Fund*	169,352	1,999	(67,607)	(65,608)
Harbor Diversified International All Cap Fund*	917,038	78,796	(205,038)	(126,242)
Harbor Emerging Markets Equity Fund*	9,437	234	(3,327)	(3,093)
Harbor Global Leaders Fund	67,824	11,908	(13,024)	(1,116)
Harbor High-Yield Bond Fund*	303,566	542	(32,814)	(32,272)
Harbor International Fund*	3,315,981	402,613	(715,496)	(312,883)
Harbor International Growth Fund*	344,081	59,045	(59,442)	(397)
Harbor International Small Cap Fund	125,478	3,313	(13,560)	(10,247)
Harbor Large Cap Value Fund	1,606,778	512,867	(69,293)	443,574
Harbor Mid Cap Fund	88,870	4,468	(5,348)	(880)
Harbor Mid Cap Value Fund	282,902	70,985	(48,326)	30,759
Harbor Money Market Fund	72,670	—	—	—
Harbor Overseas Fund*	94,632	4,087	(9,059)	(4,972)
Harbor Small Cap Growth Fund*	921,113	108,669	(135,687)	(27,018)
Harbor Small Cap Value Fund	1,479,437	663,760	(85,512)	578,248

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.

  Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2022, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
As of October 31, 2022, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$37
Net realized gain/(loss) and the change in net unrealized appreciation / (depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2022, were:

Harbor Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
HARBOR CORE PLUS FUND
Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$—	$2,113	$—	$2,113
Futures contracts	(8,255)	—	—	(8,255)
Purchased options	(293)	—	—	(293)
Written options	264	—	—	264
Swap agreements	5,412	—	1,808	7,220
Net realized gain/(loss) on derivatives	$(2,872)	$2,113	$1,808	$(1,409,)

Change in net unrealized appreciation/(depreciation) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$—	$(4,201)	$—	$(4,021)
Futures contracts	3,303	—	—	3,303
Purchased options	197	—	—	197
Written options	46	—	—	46
Swap agreements	(4,557)	—	(1,316)	(5,873)
Change in net unrealized appreciation/(depreciation) on derivatives	$(1,011)	$(4,201)	$(1,316)	$(6,348)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$37
HARBOR INTERNATIONAL FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$130

Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(7)
HARBOR OVERSEAS FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(7)
  Note 7—Subsequent Events
At the meeting of the Board of Trustees held on September 6, 2022, the Board of Trustees voted to liquidate and dissolve Harbor Emerging Markets Equity Fund and Harbor Money Market Fund. The liquidation of the Funds occurred on December 9, 2022. Additional information related to the liquidation can be found in the supplement to the Funds' prospectus and statement of additional information as filed with the SEC on September 12, 2022.
At the meeting of the Board of Trustees held on November 13-14, 2022, the Board of Trustees approved a change in the Harbor Convertible Securities Fund’s investment subadviser. Effective March 1, 2023 (the “Effective Date”), BlueCove Limited (“BlueCove”) will replace Shenkman Capital Management, Inc. (“Shenkman Capital”) as investment subadviser to the Fund. In connection

Harbor Funds
Notes to Financial Statements—Continued

Note 7—Subsequent Events—Continued
with the appointment of BlueCove as the Fund’s subadviser, as of the Effective Date, the rate of advisory fees payable by the Fund to Harbor Capital will be reduced from 0.65% to 0.50% annually as a percentage of the Fund’s average net assets. Additional information related to these changes can be found in the supplement to the Fund’s prospectus and statement of additional information as filed with the SEC on December 1, 2022.
At the meeting of the Board of Trustees held on November 13-14, 2022, the Board of Trustees approved the reorganization (the “Reorganization”) of the Harbor High-Yield Bond Fund  into the Harbor Scientific Alpha High-Yield ETF, a series of Harbor ETF Trust that operates as an exchange-traded fund (“ETF”) and subadvised by BlueCove. The Reorganization is expected to occur on or about the close of business on February 24, 2023. Additional information related to these changes can be found in the supplement to the Fund’s prospectus and statement of additional information as filed with the SEC on December 1, 2022.
Through the date the financial statements were issued, there were no other subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Capital Appreciation Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor Core Plus Fund (formerly, Harbor Bond Fund), Harbor Disruptive Innovation Fund, Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Global Leaders Fund, Harbor High-Yield Bond Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Money Market Fund, Harbor Overseas Fund, Harbor Small Cap Growth Fund, and Harbor Small Cap Value Fund (collectively referred to as the “Funds”), (nineteen of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nineteen of the funds constituting the Trust) at October 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Capital Appreciation Fund
Harbor Convertible Securities Fund
Harbor Core Plus Fund
 (formerly known as Harbor Bond Fund)
Harbor Disruptive Innovation Fund
Harbor Diversified International All Cap Fund
Harbor Emerging Markets Equity Fund
Harbor Global Leaders Fund
Harbor High-Yield Bond Fund
Harbor International Fund
Harbor International Growth Fund
Harbor International Small Cap Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Value Fund
Harbor Money Market Fund
Harbor Small Cap Growth Fund
Harbor Small Cap Value Fund
	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the five years in the period ended October 31, 2022
Harbor Core Bond Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the four years in the period ended October 31, 2022 and the period from June 1, 2018 (inception) through October 31, 2018
Harbor Mid Cap Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the two years in the period ended October 31, 2022 and the period from December 1, 2019 (inception) through October 31, 2020
Harbor Overseas Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the three years in the period ended October 31, 2022 and for the period from March 1, 2019 (inception) through October 31, 2019
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Harbor Funds
Report of Independent Registered Public Accounting Firm—Continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.

Chicago, Illinois
December 21, 2022

Harbor Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2022)	Ending Account Value (October 31, 2022)
Harbor Capital Appreciation Fund
Retirement Class	0.58%
Actual		$2.76	$1,000	$893.80
Hypothetical (5% return)		2.96	1,000	1,022.21
Institutional Class	0.66%
Actual		$3.15	$1,000	$893.40
Hypothetical (5% return)		3.36	1,000	1,021.79
Administrative Class	0.91%
Actual		$4.34	$1,000	$892.40
Hypothetical (5% return)		4.63	1,000	1,020.50
Investor Class	1.02%
Actual		$4.86	$1,000	$891.70
Hypothetical (5% return)		5.19	1,000	1,019.93

Harbor Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2022)	Ending Account Value (October 31, 2022)
Harbor Convertible Securities Fund
Retirement Class	0.68%
Actual		$3.30	$1,000	$924.90
Hypothetical (5% return)		3.47	1,000	1,021.69
Institutional Class	0.76%
Actual		$3.69	$1,000	$925.40
Hypothetical (5% return)		3.87	1,000	1,021.28
Administrative Class	1.01%
Actual		$4.90	$1,000	$924.10
Hypothetical (5% return)		5.14	1,000	1,019.99
Investor Class	1.12%
Actual		$5.43	$1,000	$923.70
Hypothetical (5% return)		5.70	1,000	1,019.42
Harbor Core Bond Fund
Retirement Class	0.27%
Actual		$1.31	$1,000	$928.10
Hypothetical (5% return)		1.38	1,000	1,023.81
Institutional Class	0.36%
Actual		$1.74	$1,000	$927.70
Hypothetical (5% return)		1.84	1,000	1,023.34
Harbor Core Plus Fund
Retirement Class	0.36%
Actual		$1.74	$1,000	$926.80
Hypothetical (5% return)		1.84	1,000	1,023.34
Institutional Class	0.42%
Actual		$2.04	$1,000	$924.80
Hypothetical (5% return)		2.14	1,000	1,023.03
Administrative Class	0.67%
Actual		$3.25	$1,000	$923.60
Hypothetical (5% return)		3.41	1,000	1,021.74
Harbor Disruptive Innovation Fund
Retirement Class	0.52%
Actual		$2.42	$1,000	$846.90
Hypothetical (5% return)		2.65	1,000	1,022.52
Institutional Class	0.61%
Actual		$2.84	$1,000	$845.40
Hypothetical (5% return)		3.11	1,000	1,022.05
Administrative Class	0.86%
Actual		$4.00	$1,000	$845.30
Hypothetical (5% return)		4.38	1,000	1,020.76
Investor Class	0.96%
Actual		$4.46	$1,000	$845.00
Hypothetical (5% return)		4.89	1,000	1,020.24

Harbor Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2022)	Ending Account Value (October 31, 2022)
Harbor Diversified International All Cap Fund
Retirement Class	0.72%
Actual		$3.39	$1,000	$869.00
Hypothetical (5% return)		3.67	1,000	1,021.48
Institutional Class	0.80%
Actual		$3.77	$1,000	$869.00
Hypothetical (5% return)		4.08	1,000	1,021.07
Administrative Class	1.05%
Actual		$4.94	$1,000	$867.70
Hypothetical (5% return)		5.35	1,000	1,019.78
Investor Class	1.16%
Actual		$5.46	$1,000	$867.10
Hypothetical (5% return)		5.90	1,000	1,019.21
Harbor Emerging Markets Equity Fund
Retirement Class	0.88%
Actual		$4.05	$1,000	$825.90
Hypothetical (5% return)		4.48	1,000	1,020.66
Institutional Class	0.96%
Actual		$4.42	$1,000	$824.80
Hypothetical (5% return)		4.89	1,000	1,020.24
Investor Class	1.32%
Actual		$6.06	$1,000	$823.70
Hypothetical (5% return)		6.72	1,000	1,018.38
Harbor Global Leaders Fund
Retirement Class	0.78%
Actual		$3.69	$1,000	$878.10
Hypothetical (5% return)		3.97	1,000	1,021.17
Institutional Class	0.86%
Actual		$4.07	$1,000	$877.70
Hypothetical (5% return)		4.38	1,000	1,020.76
Administrative Class	1.11%
Actual		$5.25	$1,000	$876.30
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.22%
Actual		$5.77	$1,000	$875.90
Hypothetical (5% return)		6.21	1,000	1,018.90
Harbor High-Yield Bond Fund
Retirement Class	0.59%
Actual		$2.92	$1,000	$964.39
Hypothetical (5% return)		3.01	1,000	1,022.16
Institutional Class	0.67%
Actual		$3.32	$1,000	$964.00
Hypothetical (5% return)		3.41	1,000	1,021.74
Administrative Class	0.92%
Actual		$4.55	$1,000	$962.91
Hypothetical (5% return)		4.69	1,000	1,020.45
Investor Class	1.03%
Actual		$5.09	$1,000	$962.38
Hypothetical (5% return)		5.24	1,000	1,019.88

Harbor Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2022)	Ending Account Value (October 31, 2022)
Harbor International Fund
Retirement Class	0.69%
Actual		$3.26	$1,000	$875.00
Hypothetical (5% return)		3.52	1,000	1,021.64
Institutional Class	0.77%
Actual		$3.64	$1,000	$874.50
Hypothetical (5% return)		3.92	1,000	1,021.23
Administrative Class	1.02%
Actual		$4.81	$1,000	$873.40
Hypothetical (5% return)		5.19	1,000	1,019.93
Investor Class	1.13%
Actual		$5.34	$1,000	$873.10
Hypothetical (5% return)		5.75	1,000	1,019.37
Harbor International Growth Fund
Retirement Class	0.77%
Actual		$3.58	$1,000	$846.20
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$3.95	$1,000	$846.60
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.12	$1,000	$845.30
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.21%
Actual		$5.63	$1,000	$844.60
Hypothetical (5% return)		6.16	1,000	1,018.95
Harbor International Small Cap Fund
Retirement Class	0.88%
Actual		$4.31	$1,000	$941.90
Hypothetical (5% return)		4.48	1,000	1,020.66
Institutional Class	0.96%
Actual		$4.70	$1,000	$941.90
Hypothetical (5% return)		4.89	1,000	1,020.24
Administrative Class	1.21%
Actual		$5.92	$1,000	$939.60
Hypothetical (5% return)		6.16	1,000	1,018.95
Investor Class	1.32%
Actual		$6.45	$1,000	$940.20
Hypothetical (5% return)		6.72	1,000	1,018.38

Harbor Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2022)	Ending Account Value (October 31, 2022)
Harbor Large Cap Value Fund
Retirement Class	0.61%
Actual		$3.02	$1,000	$962.40
Hypothetical (5% return)		3.11	1,000	1,022.05
Institutional Class	0.69%
Actual		$3.41	$1,000	$961.90
Hypothetical (5% return)		3.52	1,000	1,021.64
Administrative Class	0.94%
Actual		$4.65	$1,000	$961.10
Hypothetical (5% return)		4.79	1,000	1,020.35
Investor Class	1.05%
Actual		$5.19	$1,000	$960.40
Hypothetical (5% return)		5.35	1,000	1,019.78
Harbor Mid Cap Fund
Retirement Class	0.80%
Actual		$3.92	$1,000	$944.60
Hypothetical (5% return)		4.08	1,000	1,021.07
Institutional Class	0.88%
Actual		$4.32	$1,000	$944.60
Hypothetical (5% return)		4.48	1,000	1,020.66
Investor Class	1.24%
Actual		$6.07	$1,000	$942.80
Hypothetical (5% return)		6.31	1,000	1,018.80
Harbor Mid Cap Value Fund
Retirement Class	0.77%
Actual		$3.85	$1,000	$985.60
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.25	$1,000	$985.60
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.51	$1,000	$984.10
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.21%
Actual		$6.05	$1,000	$983.50
Hypothetical (5% return)		6.16	1,000	1,018.95
Harbor Money Market Fund
Institutional Class	0.13%
Actual		$0.66	$1,000	$1,007.00
Hypothetical (5% return)		0.66	1,000	1,024.53
Administrative Class	0.25%
Actual		$1.26	$1,000	$1,006.20
Hypothetical (5% return)		1.28	1,000	1,023.91

Harbor Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2022)	Ending Account Value (October 31, 2022)
Harbor Overseas Fund
Retirement Class	0.77%
Actual		$3.66	$1,000	$887.90
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.04	$1,000	$887.00
Hypothetical (5% return)		4.33	1,000	1,020.81
Investor Class	1.21%
Actual		$5.75	$1,000	$885.70
Hypothetical (5% return)		6.16	1,000	1,018.95
Harbor Small Cap Growth Fund
Retirement Class	0.79%
Actual		$3.90	$1,000	$961.60
Hypothetical (5% return)		4.02	1,000	1,021.12
Institutional Class	0.87%
Actual		$4.30	$1,000	$960.50
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.12%
Actual		$5.53	$1,000	$959.20
Hypothetical (5% return)		5.70	1,000	1,019.42
Investor Class	1.23%
Actual		$6.07	$1,000	$959.20
Hypothetical (5% return)		6.26	1,000	1,018.85
Harbor Small Cap Value Fund
Retirement Class	0.79%
Actual		$4.03	$1,000	$1,024.40
Hypothetical (5% return)		4.02	1,000	1,021.12
Institutional Class	0.87%
Actual		$4.44	$1,000	$1,023.90
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.12%
Actual		$5.71	$1,000	$1,022.80
Hypothetical (5% return)		5.70	1,000	1,019.42
Investor Class	1.23%
Actual		$6.27	$1,000	$1,022.00
Hypothetical (5% return)		6.26	1,000	1,018.85

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2022 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Convertible Securities Fund	21%
Harbor Diversified International All Cap Fund	3
Harbor International Fund	1
Harbor Large Cap Value Fund	100
Harbor Mid Cap Fund	62
Harbor Mid Cap Value Fund	100
Harbor Small Cap Value Fund	100
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2022:
Amount (000s)
Harbor Capital Appreciation Fund	$6,320,680
Harbor Convertible Securities Fund	11,022
Harbor Disruptive Innovation Fund	82,737
Harbor Diversified International All Cap Fund	55,890
Harbor Emerging Markets Equity Fund	2,029
Harbor Global Leaders Fund	13,648
Harbor International Growth Fund	60,959
Harbor International Small Cap Fund	2,299
Harbor Large Cap Value Fund	77,975
Harbor Mid Cap Fund	1,214
Harbor Mid Cap Value Fund	3,656
Harbor Overseas Fund	3,503
Harbor Small Cap Growth Fund	175,832
Harbor Small Cap Value Fund	152,879
For the fiscal year ended October 31, 2022, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV.
For the fiscal year ended October 31, 2022, each Fund, if applicable, designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code 163 (j) as interest income eligible for income inclusion for corporate shareholders.
The Funds designate the following foreign taxes paid and foreign source income for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor Diversified International All Cap Fund	$2,810	$26,695
Harbor Emerging Markets Equity Fund	334	524
Harbor International Growth Fund	904	6,720
Harbor International Small Cap Fund	191	2,532
Harbor Overseas Fund	222	3,200
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2022 will receive a Form 1099-DIV in January 2023 that will show the tax character of those distributions.

Harbor Funds
Additional Information—Continued

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050; (ii) on Harbor’s website at harborcapital.com; and (iii) on the SEC’s website at sec.gov.

Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050, (ii) on Harbor’s website at harborcapital.com, and (iii) on the SEC’s website at sec.gov.

Harbor Funds
Additional Information—Continued

Trustees and Officers
As of December 2022
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds and Harbor ETF Trust.
Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborcapital.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (59) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Trustee, Adventure Scientists (conservation nonprofit) (2020-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	29	None
Donna J. Dean (71) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	29	None
Robert Kasdin (64) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-2022) and Chief Financial Officer (2018-2022), Johns Hopkins Medicine; Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director and Executive Committee Member, The Y in Central Maryland (2018-Present).	29	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (70) Trustee	Since 2017
Member, Board of Directors and Co-Chair, Governance Committee,
Just World International Inc. (nonprofit) (2020 – Present); Vice
President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy
Chief Legal Officer, Asset Management, and Vice President and
Corporate Counsel, Prudential Insurance Company of America
(2010-2012); Co-Chief Legal Officer, Prudential Investment
Management, Inc., and Chief Legal Officer, Prudential Investments
and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and
Chief Legal Officer, Mutual Funds, Prudential Insurance Company
of America (2004-2005); Member, Management Committee
(2000-2002), General Counsel and Chief Compliance Officer, Zurich
Scudder Investments, Inc. (1997-2002).
			29	None
Douglas J. Skinner (60) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	29	None
Ann M. Spruill (68) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	29	None

Harbor Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Landis Zimmerman (63) Trustee	Since 2022	Independent, non-fiduciary advisor, Gore Creek Asset Management (2006-Present); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-Present); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	29	None
INTERESTED TRUSTEE
Charles F. McCain (53)* Chairman, Trustee and President	Since 2017
Chief Executive Officer (2017-Present), Director (2007-Present),
President and Chief Operating Officer (2017), Executive Vice President
and General Counsel (2004-2017), and Chief Compliance Officer
(2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson
(2019-Present), Harbor Trust Company, Inc.; Director (2007-Present)
and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Chief Executive Officer (2017-Present), Director (2007-Present),
Chief Compliance Officer and Executive Vice President (2007-2017),
Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor
Funds (2004-2017); and Chairman, President and Trustee, Harbor
ETF Trust (2021-Present).
			29	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (47) Chief Compliance Officer	Since 2017
Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior
Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director
and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President
(2017-Present) and Chief Compliance Officer (2017-2021), Harbor Funds Distributors, Inc.; Director
(2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; AML Compliance
Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds; and Chief Compliance
Officer, Harbor ETF Trust (2021-Present).

Kristof M. Gleich (43) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director,
Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust
Company, Inc.; Vice President, Harbor Funds (2019-Present); Vice President, Harbor ETF Trust
(2021-Present); and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan
Chase & Co.

Gregg M. Boland (59) Vice President and AML Compliance Officer	Since 2019
Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.;
President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations
(2007-2015), Harbor Services Group, Inc.; Senior Vice President, AML Compliance Officer, and OFAC
Officer (2019-Present), Harbor Funds Distributors, Inc.; Vice President, Harbor Funds (2019-Present)
and Vice President, Harbor ETF Trust (2021-Present).

Diana R. Podgorny (43) Secretary	Since 2018
Senior Vice President and Deputy General Counsel (2022-Present), Senior Vice President and Assistant
General Counsel (2020-2022), and Vice President and Assistant General Counsel (2017-2020), Harbor
Capital Advisors, Inc.; Director and Vice President (2020-Present), Harbor Trust Company, Inc.; Secretary,
Harbor Funds (2018-Present); and Secretary, Harbor ETF Trust (2021-Present).

Lana M. Lewandowski (43) Assistant Secretary	Since 2017
Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022)
and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2017-2022)
and Assistant Secretary (2017-Present), Harbor Funds; and AML Compliance Officer (2021-2022)
and Assistant Secretary (2021-Present), Harbor ETF Trust.

John M. Paral (54) Treasurer	Since 2013
Senior Vice President – Fund Administration and Analysis (2022-Present), Director of Fund Administration
and Analysis (2017-2022), Vice President (2012-2022) and Financial Reporting Manager (2007-2017),
Harbor Capital Advisors, Inc.; Treasurer (2022-Present) and Assistant Treasurer (2013-2022), Harbor
Funds; and Treasurer (2022-Present) and Assistant Treasurer (2021-2022), Harbor ETF Trust.

Harbor Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lora A. Kmieciak (58) Vice President	Since 2017
Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund
Administration and Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017),
Harbor Capital Advisors, Inc.; Vice President (2020 – 2022) and Director (2022-Present), Harbor
Trust Company, Inc.; Assistant Treasurer (2017-2022) and Vice President (2022-Present), Harbor Funds;
and Assistant Treasurer (2021-2022) and Vice President (2022-Present), Harbor ETF Trust.

Diane J. Johnson (57) Vice President	Since 2022	Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President (2022-Present), Harbor Funds; and Vice President (2022-Present), Harbor ETF Trust.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This Privacy Statement Is Not Part of This Report
Harbor’s Privacy Statement

Rev. 09/2021
FACTS	WHAT DOES HARBOR DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
◾ Social Security number
◾ Account balances and transaction history
◾ Assets and investment experience
◾ Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Harbor chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Harbor share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-422-1050 or go to harborcapital.com

Harbor’s Privacy Statement—Continued

Who we are
Who is providing this notice?	Harbor Capital Advisors, Inc.; Harbor Services Group; Inc.; Harbor Funds Distributors, Inc., Harbor Trust Company, Inc., Harbor Funds, Harbor ETF Trust (collectively, “Harbor”)
What we do
How does Harbor protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.

How does Harbor collect my personal information?
We collect your personal information, for example, when you
◾ Open an account or make transactions on your account
◾ Give us your contact information or income information
◾ Tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
◾ sharing for affiliates’ everyday business purposes—information about your creditworthiness
◾ affiliates from using your information to market to you
◾ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾ Our affiliates include the financial companies providing this notice, as well as other companies under our parent company, ORIX Corporation.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾ Nonaffiliates we share with can include companies that perform support services on our behalf or other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as other financial institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Harbor doesn’t jointly market.
Other important information
Notice to investors in California and Vermont
Under California and Vermont law, we will not share information we collect about you with outside companies, unless the law allows. For example, we may share information with your consent, to service your accounts, and in connection with legal proceedings.
We will limit sharing among our companies to the extent required by applicable law.

We recommend that you read and retain this notice for your personal files.

FD.AR.MF.1022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2022

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

ITEM 2 – CODE OF ETHICS
(a)
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)
Effective September 30, 2022, Anmarie S. Kolinski, former Harbor Funds principal financial officer, retired. Accordingly, the code of ethics was amended to remove Anmarie S. Kolinski and to add John M. Paral as the new principal financial officer. The code became effective October 1, 2022.
(d)
The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Douglas J. Skinner, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Skinner is the Eric J. Gleacher Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young (“EY”):
	Fiscal Year Ended October 31, 2022			Fiscal Year Ended October 31, 2021
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$926,263	N/A	N/A	$853,475	N/A	N/A
(b) Audit-Related Fees.	$9,250[1]	$46,000[2]	N/A	$5,000[1]	$54,400[2]	N/A
(c) Tax Fees.	$663,398[3]	$0	N/A	$600,838[3]	$0	N/A
(d) All Other Fees.	$113,866[4]	$1,776[5]	N/A	$104,540[4]	$0	N/A
1
Includes fees related to the issuance of consents for N-1A filings.
2
Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
3
Includes fees related to tax compliance, including foreign tax reclaim filings and tax research and equalization.
4
Includes fees billed in connection with the Registrant’s subscription to the EY PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies. Also, for the Registrant’s subscription to the Rapid Security Analyzer, a tool used to determine which foreign equity securities per their respective country has an ASC 740 capital gain exposure.
5
Includes fees billed in connection with the Adviser’s subscription to EY Atlas, a global platform and research tool for accessing accounting and auditing content, including external standards, EY interpretations and thought leadership.
(e)
(1)
Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.
(2)
None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)
Not applicable
(g)
Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2022: $786,514
Fiscal Year Ended October 31, 2021: $710,378
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2022: $47,776
Fiscal Year Ended October 31, 2021: $54,400
(h)
For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable
ITEM 6 – INVESTMENTS
(a)
The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)
Not applicable
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES
(a)
The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 13 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)
A separate certification for each principal executive officer and principal financial officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed December 21, 2022 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	December 21, 2022
By:	/s/ John M. Paral John M. Paral	Treasurer (Principal Financial and Accounting Officer)	December 21, 2022

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).